                                                                                      EXECUTION COPY

                                         RESIDENTIAL ACCREDIT LOANS, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING COMPANY, LLC,

                                                 Master Servicer,

                                                        and

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                      Trustee

                                                SERIES SUPPLEMENT,

                                           Dated as of December 1, 2006

                                                        TO

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT
                                           dated as of December 1, 2006

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                 SERIES 2006-QA11

                                                                                                             PAGE

ARTICLE I DEFINITIONS 8

         SECTION 2.02.         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE
                               COMPANY..........................................................................43

         SECTION 2.03.         REPRESENTATIONS AND WARRANTIES OF SELLERS........................................46

         SECTION 2.04.         EXECUTION AND AUTHENTICATION OF CERTIFICATES/ISSUANCE OF CERTIFICATES
                               EVIDENCING INTERESTS IN REMICS...................................................46

         SECTION 2.05.         CONVEYANCE OF UNCERTIFICATED REMIC REGULAR INTERESTS; ACCEPTANCE BY THE

         SECTION 3.02.         SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS;
                               ENFORCEMENT OF SUBSERVICERS' AND SELLERS' OBLIGATIONS............................49

         SECTION 3.03.         SUCCESSOR SUBSERVICERS...........................................................49

         SECTION 3.04.         LIABILITY OF THE MASTER SERVICER.................................................49

         SECTION 3.05.         NO CONTRACTUAL RELATIONSHIP BETWEEN SUBSERVICER AND TRUSTEE OR
                               CERTIFICATEHOLDERS...............................................................49

         SECTION 3.06.         ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY TRUSTEE..................49

         SECTION 3.07.         COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; DEPOSIT TO CUSTODIAL
                               ACCOUNT..........................................................................49

         SECTION 3.08.         SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS........................................50

         SECTION 3.09.         ACCESS TO CERTAIN DOCUMENTATION AND  INFORMATION REGARDING THE MORTGAGE
                               LOANS............................................................................50

         SECTION 3.10.         PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.................................50

         SECTION 3.11.         MAINTENANCE OF THE PRIMARY INSURANCE  POLICIES; COLLECTIONS THEREUNDER...........50

         SECTION 3.12.         MAINTENANCE OF FIRE INSURANCE AND OMISSIONS AND FIDELITY COVERAGE................50

         SECTION 3.13.         ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AND  MODIFICATION

         SECTION 4.03.         STATEMENTS TO CERTIFICATEHOLDERS; STATEMENTS TO THE RATING AGENCIES;
                               EXCHANGE ACT REPORTING...........................................................57

         SECTION 4.04.         DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE

ARTICLE VII DEFAULT   67

ARTICLE VIII CONCERNING THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE.....................................67

         SECTION 8.01.         DUTIES OF THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE....................67

         SECTION 8.02.         CERTAIN MATTERS AFFECTING THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST
                               TRUSTEE..........................................................................69

         SECTION 8.03.         TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE NOT LIABLE FOR
                               CERTIFICATES OR MORTGAGE LOANS...................................................70

         SECTION 8.04.         TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE MAY OWN CERTIFICATES.............71

         SECTION 8.05.         MASTER SERVICER TO PAY TRUSTEE'S AND SUPPLEMENTAL INTEREST TRUST
                               TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION.....................................71

         SECTION 8.06.         ELIGIBILITY REQUIREMENTS FOR TRUSTEE.............................................72

         SECTION 8.07.         RESIGNATION AND REMOVAL OF THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST

         SECTION 8.10.         APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.  (SEE SECTION 8.10 OF THE
                               STANDARD TERMS)..................................................................75

         SECTION 8.11.         APPOINTMENT OF CUSTODIANS........................................................75

         SECTION 8.12.         APPOINTMENT OF OFFICE OR AGENCY.  (SEE SECTION 8.12 OF THE STANDARD

         SECTION 9.01.         OPTIONAL PURCHASE BY THE MASTER SERVICER OF ALL CERTIFICATES; TERMINATION

                                                     EXHIBITS

         Exhibit One:               Mortgage Loan Schedule

         Exhibit Two:               Information to be Included in Monthly Distribution Date Statement

         Exhibit Three:             Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006

         Exhibit Four:              Swap Agreement

         Exhibit Five:              SB-AM Swap Agreement

         This is a Series  Supplement,  dated as of December 1, 2006 (the  "Series  Supplement"),  to the  Standard
Terms of Pooling and  Servicing  Agreement,  dated as of December 1, 2006 and  attached as Exhibit Four hereto (the
"Standard Terms" and, together with this Series Supplement,  the "Pooling and Servicing Agreement" or "Agreement"),
among RESIDENTIAL  ACCREDIT LOANS,  INC., as the company (together with its permitted  successors and assigns,  the
"Company"),  RESIDENTIAL  FUNDING  COMPANY,  LLC, as master  servicer  (together with its permitted  successors and assigns,  the "Master Servicer"),  and DEUTSCHE BANK TRUST COMPANY AMERICAS,  as Trustee and supplemental  interest trust trustee (together with its permitted  successors and assigns,  the "Trustee" and the  "Supplemental  Interest
Trust Trustee"), respectively.

                                              PRELIMINARY STATEMENT:

         The  Company  intends  to  sell  mortgage  asset-backed  pass-through  certificates   (collectively,   the
"Certificates"),  to be issued  hereunder in multiple  classes,  which in the  aggregate  will  evidence the entire beneficial ownership interest in the Mortgage Loans.

         The terms and provisions of the Standard Terms are hereby  incorporated by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be inconsistent  with any provision  contained in the Standard Terms, the terms and provisions of this Series  Supplement  shall govern.  All capitalized  terms not  otherwise  defined  herein shall have the meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                                      REMIC I

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related  assets  (exclusive of the  Supplemental  Interest Trust
Account,  the Swap  Agreement and the SB-AM Swap  Agreement)  subject to this  Agreement as a real estate  mortgage investment  conduit (a  "REMIC")  for  federal  income tax  purposes,  and such  segregated  pool of assets will be designated  as  "REMIC I."  Component I of the Class R-1  Certificates  will  represent the sole Class of "residual interests"  in REMIC I for purposes of the REMIC  Provisions  (as defined  herein)  under  federal  income tax law.
Component I of the Class R-1  Certificates  will not bear interest or have a  Certificate  Principal  Balance.  The following table irrevocably sets forth the designation,  remittance rate (the "Uncertificated  REMIC I Pass-Through
Rate") and initial  Uncertificated  Principal Balance for each of the "regular  interests" in REMIC I (the "REMIC I
Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying  Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC I  Regular  Interest shall be the Maturity  Date.  None of the REMIC I Regular Interests will be certificated.

                        UNCERTIFICATED REMIC I        INITIAL UNCERTIFICATED REMIC I
    DESIGNATION            PASS-THROUGH RATE                PRINCIPAL BALANCE
        I-1-A                Variable(1)                     $5,397,969.645
        I-2-A                Variable(1)                     $5,243,043.585
        I-3-A                Variable(1)                     $5,089,025.860
        I-4-A                Variable(1)                     $4,939,529.780
        I-5-A                Variable(1)                     $4,794,422.645
        I-6-A                Variable(1)                     $4,653,575.685
        I-7-A                Variable(1)                     $4,516,863.885
        I-8-A                Variable(1)                     $4,384,165.885
        I-9-A                Variable(1)                     $4,255,363.920
       I-10-A                Variable(1)                     $4,130,343.645
       I-11-A                Variable(1)                     $4,008,994.080
       I-12-A                Variable(1)                     $3,891,207.520
       I-13-A                Variable(1)                     $3,776,879.395
       I-14-A                Variable(1)                     $3,665,908.200
       I-15-A                Variable(1)                     $3,558,195.435
       I-16-A                Variable(1)                     $3,453,787.735
       I-17-A                Variable(1)                     $3,352,300.265
       I-18-A                Variable(1)                     $3,253,792.975
       I-19-A                Variable(1)                     $3,158,178.385
       I-20-A                Variable(1)                     $3,065,371.590
       I-21-A                Variable(1)                     $2,975,290.205
       I-22-A                Variable(1)                     $2,887,854.215
       I-23-A                Variable(1)                     $2,802,985.990
       I-24-A                Variable(1)                     $2,720,610.155
       I-25-A                Variable(1)                     $2,640,653.555
       I-26-A                Variable(1)                     $2,563,045.185
       I-27-A                Variable(1)                     $2,487,716.115
       I-28-A                Variable(1)                     $2,414,597.735
       I-29-A                Variable(1)                     $2,343,628.615
       I-30-A                Variable(1)                     $2,274,743.915
       I-31-A                Variable(1)                     $2,207,882.435
       I-32-A                Variable(1)                     $2,143,031.585
       I-33-A                Variable(1)                     $2,080,038.070
       I-34-A                Variable(1)                     $2,018,894.495
       I-35-A                Variable(1)                     $1,959,546.920
       I-36-A                Variable(1)                     $1,901,965.350
       I-37-A                Variable(1)                     $1,412,245.180
       I-38-A                Variable(1)                     $1,766,696.335
       I-39-A                Variable(1)                     $1,714,757.265
       I-40-A                Variable(1)                     $1,664,343.985
       I-41-A                Variable(1)                     $1,615,411.695
       I-42-A                Variable(1)                     $1,567,916.925
       I-43-A                Variable(1)                     $1,521,817.465
       I-44-A                Variable(1)                     $1,477,072.340
       I-45-A                Variable(1)                     $1,433,641.805
       I-46-A                Variable(1)                     $1,391,487.250
       I-47-A                Variable(1)                     $1,361,387.005
       I-48-A                Variable(1)                     $1,329,469.905
       I-49-A                Variable(1)                     $1,290,375.545
       I-50-A                Variable(1)                     $1,252,429.875
       I-51-A                Variable(1)                     $1,215,599.140
       I-52-A                Variable(1)                     $1,179,850.615
       I-53-A                Variable(1)                     $1,145,152.525
       I-54-A                Variable(1)                     $1,111,474.015
       I-55-A                Variable(1)                     $1,078,771.035
       I-56-A                Variable(1)                     $1,047,049.820
       I-57-A                Variable(1)                     $1,016,301.875
       I-58-A                Variable(1)                      $986,444.170
       I-59-A                Variable(1)                      $959,260.965
       I-60-A                Variable(1)                     $30,909,638.610
        I-1-B                Variable(1)                     $5,397,969.645
        I-2-B                Variable(1)                     $5,243,043.585
        I-3-B                Variable(1)                     $5,089,025.860
        I-4-B                Variable(1)                     $4,939,529.780
        I-5-B                Variable(1)                     $4,794,422.645
        I-6-B                Variable(1)                     $4,653,575.685
        I-7-B                Variable(1)                     $4,516,863.885
        I-8-B                Variable(1)                     $4,384,165.885
        I-9-B                Variable(1)                     $4,255,363.920
       I-10-B                Variable(1)                     $4,130,343.645
       I-11-B                Variable(1)                     $4,008,994.080
       I-12-B                Variable(1)                     $3,891,207.520
       I-13-B                Variable(1)                     $3,776,879.395
       I-14-B                Variable(1)                     $3,665,908.200
       I-15-B                Variable(1)                     $3,558,195.435
       I-16-B                Variable(1)                     $3,453,787.735
       I-17-B                Variable(1)                     $3,352,300.265
       I-18-B                Variable(1)                     $3,253,792.975
       I-19-B                Variable(1)                     $3,158,178.385
       I-20-B                Variable(1)                     $3,065,371.590
       I-21-B                Variable(1)                     $2,975,290.205
       I-22-B                Variable(1)                     $2,887,854.215
       I-23-B                Variable(1)                     $2,802,985.990
       I-24-B                Variable(1)                     $2,720,610.155
       I-25-B                Variable(1)                     $2,640,653.555
       I-26-B                Variable(1)                     $2,563,045.185
       I-27-B                Variable(1)                     $2,487,716.115
       I-28-B                Variable(1)                     $2,414,597.735
       I-29-B                Variable(1)                     $2,343,628.615
       I-30-B                Variable(1)                     $2,274,743.915
       I-31-B                Variable(1)                     $2,207,882.435
       I-32-B                Variable(1)                     $2,143,031.585
       I-33-B                Variable(1)                     $2,080,038.070
       I-34-B                Variable(1)                     $2,018,894.495
       I-35-B                Variable(1)                     $1,959,546.920
       I-36-B                Variable(1)                     $1,901,965.350
       I-37-B                Variable(1)                     $1,412,245.180
       I-38-B                Variable(1)                     $1,766,696.335
       I-39-B                Variable(1)                     $1,714,757.265
       I-40-B                Variable(1)                     $1,664,343.985
       I-41-B                Variable(1)                     $1,615,411.695
       I-42-B                Variable(1)                     $1,567,916.925
       I-43-B                Variable(1)                     $1,521,817.465
       I-44-B                Variable(1)                     $1,477,072.340
       I-45-B                Variable(1)                     $1,433,641.805
       I-46-B                Variable(1)                     $1,391,487.250
       I-47-B                Variable(1)                     $1,361,387.005
       I-48-B                Variable(1)                     $1,329,469.905
       I-49-B                Variable(1)                     $1,290,375.545
       I-50-B                Variable(1)                     $1,252,429.875
       I-51-B                Variable(1)                     $1,215,599.140
       I-52-B                Variable(1)                     $1,179,850.615
       I-53-B                Variable(1)                     $1,145,152.525
       I-54-B                Variable(1)                     $1,111,474.015
       I-55-B                Variable(1)                     $1,078,771.035
       I-56-B                Variable(1)                     $1,047,049.820
       I-57-B                Variable(1)                     $1,016,301.875
       I-58-B                Variable(1)                      $986,444.170
       I-59-B                Variable(1)                      $959,260.965
       I-60-B                Variable(1)                     $30,909,638.610
         A-I                 Variable(1)                     $10,140,503.500
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                     REMIC II

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I  Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets will be designated as  "REMIC II."  Component II of the Class R-1  Certificates  will  represent the sole
Class of  "residual  interests"  in REMIC II for purposes of the REMIC  Provisions  under  federal  income tax law.
Component II of the Class R-1  Certificates  will not bear interest or have a Certificate  Principal  Balance.  The
following  table  irrevocably  sets  forth  the  designation,   remittance  rate  (the   "Uncertificated   REMIC II
Pass-Through  Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in REMIC II
(the  "REMIC II  Regular  Interests").  The "latest  possible  maturity  date"  (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each  REMIC II  Regular  Interest  shall be the
Maturity Date.  None of the REMIC II Regular Interests will be certificated.

                            UNCERTIFICATED REMIC II    INITIAL UNCERTIFICATED REMIC II
      DESIGNATION              PASS-THROUGH RATE              PRINCIPAL BALANCE
           LT1                    Variable(1)               $375,000,237.95
           LT2                    Variable(1)                    $14,746.55
           LT3                    Variable(1)                    $22,759.50
           LT4                    Variable(1)                    $22,759.50
          LT-IO                   Variable(1)                       (2)
____________
(1)      Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)      REMIC II  Regular  Interest  LT-IO  will not have an  Uncertificated  Principal  Balance  but will  accrue interest  on  its  uncertificated  notional  amount  calculated  in  accordance  with  the  definition  of
         "Uncertificated Notional Amount" herein.

                                                     REMIC III

         As provided herein,  the REMIC  Administrator will elect to treat the segregated pool of assets consisting of the REMIC II  Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets will be designated  as REMIC III.  Component  III of the Class R-1  Certificates  will  represent the sole Class of
"residual  interests" in REMIC III for purposes of the REMIC  Provisions  under federal  income tax law.  Component
III of the Class R-1 Certificates  will not bear interest or have a Certificate  Principal  Balance.  The following table irrevocably sets forth the designation,  Pass-Through Rate, aggregate Initial Certificate  Principal Balance, certain features,  Maturity Date,  initial ratings and minimum  denominations  for each Class of  Certificates that evidence  "regular  interests" in REMIC III and REMIC III Regular  Interests  SB-IO,  SB-PO and IO (the  "REMIC III
Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying  Treasury
Regulation Section 1.860G-1(a)(4)(iii))  for each REMIC III  Regular  Interest  shall be the Maturity  Date.  REMIC
III Regular Interests SB-IO, SB-PO and IO will not be certificated.

                                          AGGREGATE
                                           INITIAL
                                         CERTIFICATE
                             PASS-THROUGH PRINCIPAL                              MATURITY    MOODY'S /      MINIMUM
 DESIGNATION       TYPE        RATE        BALANCE            FEATURES             DATE         S&P      DENOMINATIONS
                                                            Super Senior
                             Adjustable                   /Adjustable Rate       December
Class A-1       Regular(1)   Rate(2)(3) $318,820,000.00                          25, 2036    Aaa / AAA    $100,000.00
                                                           Senior Support/
                Regular(1)   Adjustable                    Adjustable Rate       December    Aaa / AAA    $100,000.00
Class A-2                    Rate(2)(3) $35,424,000.00                           25, 2036
Class M-1       Regular(1)   Adjustable                 Mezzanine/Adjustable     December     Aa2 / AA    $100,000.00
                             Rate(2)(3)  $9,001,000.00          Rate             25, 2036
Class M-2       Regular(1)   Adjustable                 Mezzanine/Adjustable     December      A2 / A     $250,000.00
                             Rate(2)(3)  $5,250,000.00          Rate             25, 2036
Class M-3       Regular(1)   Adjustable                 Mezzanine/Adjustable     December    Baa1 / A-    $250,000.00
                             Rate(2)(3)  $1,312,000.00          Rate             25, 2036
Class M-4       Regular(1)   Adjustable                 Mezzanine/Adjustable     December    Baa2 /       $250,000.00
                             Rate(2)(3)  $1,312,000.00          Rate             25, 2036       BBB+
Class M-5       Regular(1)   Adjustable                 Mezzanine/Adjustable     December     Baa3/BBB    $250,000.00
                             Rate(2)(3)   $1,312000.00          Rate             25, 2036
SB-IO           Regular (4)     (4)          N/A        Subordinate/Interest     December       N/R           N/A
                                                                Only             25, 2036
SB-PO           Regular (5)     N/A     $ 2,629,503.50  Subordinate/Principal    December       N/R           N/A
                                                                Only             25, 2036
      IO          Regular       (6)          (7)            Interest Only                       N/R           N/R

(1)      This  Class of  Certificates  represents  ownership  of a REMIC III  Regular  Interest  together  with (i)
certain rights to payments to be made from amounts  received under the Swap Agreement which will be deemed made for federal income tax purposes  outside of REMIC III by the holders of the Class SB  Certificates as the owners of the
Swap  Agreement  and (ii) an obligation to pay the Class IO  Distribution  Amount (as defined in Section  4.09(f)).
Any  amount  distributed  on  this  Class  of  Certificates  on any  Distribution  Date  in  excess  of the  amount distributable  on the related  REMIC III Regular  Interest on such  Distribution  Date shall be treated for federal income tax purposes as having been paid from the Supplemental  Interest Trust Account and any amount  distributable on such REMIC III Regular Interest on such  Distribution  Date in excess of the amount  distributable on such Class of Certificates on such Distribution  Date shall be treated as having been paid to the Supplemental  Interest Trust
Account, all pursuant to and as further provided in Section 4.09 hereof.

(2)      The Class A Certificates  and Class M Certificates,  will accrue interest at a per annum rate equal to the lesser of (i) LIBOR  plus the  applicable  Margin and (ii) the Net WAC Cap Rate (but,  with respect to any class of
Class M Certificates, not more than 14.00% per annum).

(3)      The Class A  Certificates  and Class M  Certificates  will also entitle their  holders to receive  certain payments from the holders of the Class SB  Certificates  from amounts to which the REMIC III  Regular Interests are entitled and from amounts  received  under the Swap  Agreement  which will not be a part of their  ownership of the
REMIC III Regular Interests.

(4)      REMIC III  Regular  Interest  SB-IO  shall have no  entitlement  to  principal,  and shall be  entitled to distributions  of  interest  subject  to the terms and  conditions  hereof,  in an  aggregate  amount  equal to the aggregate  interest  distributable  with respect to the Class SB Certificates  pursuant to the terms and conditions hereof.

(5)      REMIC III  Regular  Interest  SB-PO  shall have no  entitlement  to  interest,  and shall be  entitled  to distributions  of principal  subject to the terms and conditions  hereof,  in aggregate amount equal to the initial
Overcollateralization Amount pursuant to the terms and conditions hereof.

(6)      For federal  income tax purposes,  REMIC III Regular  Interest IO will not have a Pass Through  Rate,  but will be entitled to 100% of the amounts distributed on REMIC II Regular Interest LT-IO.

(7)      For federal income tax purposes,  REMIC III Regular Interest IO will not have an Uncertificated  Principal
Balance,  but will have a notional amount equal to the Uncertificated  Notional Amount of REMIC II Regular Interest
LT-IO.

                                                     REMIC IV

                  As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting  of REMIC III  Regular  Interests  SB-IO,  SB-PO and IO as a REMIC  for  federal  income  tax purposes,  and such  segregated  pool of assets will be  designated  as REMIC IV. The Class R-X  Certificates  will represent the sole Class of  "residual  interests" in REMIC IV for purposes of the REMIC  Provisions  under federal income tax law. The Class R-X  Certificates  will not bear interest or have a Certificate  Principal  Balance.  The following  table  irrevocably  sets  forth  the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate
Principal  Balance,  certain  features and Maturity  Date for the Class SB  Certificates  which  represent  the two
"regular  interests"  in REMIC IV  designated  REMIC IV Regular  Interest SB and REMIC IV Regular  Interest IO (the
"REMIC IV Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying
Treasury Regulation Section 1.860G-1(a)(4)(iii)) for the REMIC IV Regular Interests shall be the Maturity Date.

                                       GH AGGREGATE
                                           INITIAL
                                         CERTIFICATE
                             PASS-THROU   PRINCIPAL                              MATURITY
 DESIGNATION       TYPE        RATE        BALANCE            FEATURES             DATE
Class SB(1)     Regular (1)     (1)          N/A             Subordinate       December 25,
                                                                                   2036

(1)  The Class SB  Certificates  will  accrue  interest  as  described  in the  definition  of Accrued  Certificate
     Interest.  The Class SB Certificates do not have a Certificate Principal Balance.

                  REMIC  IV  Regular  Interest  IO will be held as an  asset  of the  Supplemental  Interest  Trust
Account  established  by the Trustee and will be treated for federal income tax purposes as owned by the holders of the Class SB Certificates.

                  REMIC IV Regular  Interest SB will not have a Pass-Through  Rate, but will be entitled to 100% of all amounts  distributed or deemed  distributed on REMIC III Regular  Interests  SB-IO and SB-PO.  REMIC IV Regular
Interest IO will not have a Pass-Through  Rate,  but will be entitled to 100% of all amounts  distributed or deemed distributed on REMIC III Regular  Interest IO. The rights of the holders of the Class SB  Certificates  to payments under the Swap  Agreement  and SB-AM Swap  Agreement  shall be outside and apart from their  rights with respect to the REMIC IV Regular Interests.

         The Mortgage  Loans have an  aggregate  Cut-off  Date  Principal  Balance  equal to  $375,060,503.50.  The
Mortgage Loans are hybrid  adjustable-rate  mortgage loans having terms to maturity at origination or  modification of generally not more than 30 years.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With  respect  to  each  Distribution  Date  and  each  Class of  Class A
Certificates  and Class M  Certificates,  interest  accrued  during  the  related  Interest  Accrual  Period on the
Certificate  Principal  Balance thereof  immediately  prior to such  Distribution Date at the Pass-Through Rate for that Distribution Date.

         The  amount  of  Accrued  Certificate  Interest  on  each  Class of  Class  A  Certificates  and  Class  M
Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls  on the Mortgage  Loans during the prior calendar month to the extent not covered by  Compensating  Interest  pursuant to  Section 3.16  and by Relief
Act  Shortfalls  on the  Mortgage  Loans  during the related Due Period.  All such  reductions  with respect to the
Mortgage  Loans will be allocated  among the Class A  Certificates  and Class M  Certificates  in proportion to the amount of  Accrued  Certificate  Interest  payable on such  Certificates  on such  Distribution  Date  absent  such reductions.

         Accrued  Certificate  Interest with respect to any Class of Class M Certificates for any Distribution Date
shall  further  be  reduced  by the  interest  portion  of  Realized  Losses  allocated  to any  Class of  Class  M
Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest with respect to the Class A  Certificates  and Class M  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         With respect to each  Distribution  Date and each class of the  Class SB  Certificates,  interest  accrued during the preceding  Interest Accrual Period at the related  Pass-Through Rate on the Notional Amount as specified in the definition of  Pass-Through  Rate,  immediately  prior to such  Distribution  Date,  reduced by any interest shortfalls with respect to the Mortgage Loans,  including  Prepayment Interest Shortfalls to the extent not covered by  Compensating  Interest  pursuant to Section 3.16  or by Excess Cash Flow pursuant to  Section 4.02(c)(iii)  and
(iv).  Accrued  Certificate  Interest on each class of the  Class SB  Certificates  shall  accrue on the basis of a
360-day year and the actual number of days in the related Interest Accrual Period.

         Adjustment  Date:  With respect to each Mortgage  Loan,  each date set forth in the related  Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Affected Party:  As defined in the Swap Agreement.

         Available  Distribution  Amount:  As to any  Distribution  Date, an amount equal to (a) the sum of (i) the amount  relating  to the  Mortgage  Loans on deposit in the  Custodial  Account as of the close of  business on the immediately  preceding  Determination  Date,  including any  Subsequent  Recoveries,  and amounts  deposited in the
Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate Account Deposit Date, (iii) any amount deposited in the
Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second  paragraph of Section
3.12(a),  (iv) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or Section 9.01, (v) any amount that the Master  Servicer  is not  permitted  to  withdraw  from the  Custodial  Account or the  Certificate
Account  pursuant  to Section  3.16(e),  (vi) any amount  received  by the  Trustee  pursuant to the Surety Bond in respect of such  Distribution  Date and (vii) the  proceeds of any Pledged Assets received by the Master  Servicer, reduced by (b) the sum as of the close of  business  on the  immediately  preceding  Determination  Date of (v) any payments or  collections  consisting of  Prepayment  Charges on the Mortgage  Loans that were  received  during the related Prepayment Period; (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for Future  Distribution,  (y)
amounts  permitted to be withdrawn by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage
Loans pursuant to clauses  (ii)-(x),  inclusive,  of Section 3.10(a),  and (z) any Net Swap Payments required to be made to the Swap Counterparty and Swap Termination  Payments not due to a Swap Counterparty  Trigger Event for such
Distribution Date.

         Basis Risk  Shortfall:  With respect to each Class of the Class A Certificates  and Class M  Certificates,
and any Distribution  Date, the sum of (a) with  respect to any Distribution  Date on which the Net WAC Cap Rate is used to determine the  Pass-Through  Rate of such Class,  an amount equal to the excess of (x) Accrued  Certificate
Interest  for such  Class  calculated  at a per  annum  rate  equal  to LIBOR  plus  the  related  Margin  for such
Distribution  Date (but, with respect to any class of Class M Certificates,  not more than 14.00% per annum),  over
(y) Accrued  Certificate  Interest for such  Class calculated  using the Net WAC Cap Rate,  (b) any  shortfalls for
such  Class calculated   pursuant  to  clause  (a) above  remaining  unpaid  from  prior  Distribution  Dates,  and
(c) interest  on the amount in clause  (b) from  the  Distribution  Date on which such amount was incurred at a per annum rate equal to the related Pass-Through Rate.

         Book-Entry Certificate:  The Class A and Class M Certificates.

         Certificate:  Any Class A, Class M, Class SB or Class R Certificate.

         Certificate  Account:  The separate  account or accounts  created and maintained  pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "DEUTSCHE BANK TRUST COMPANY  AMERICAS,  as trustee,  in trust for the registered  holders of Residential  Accredit Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series 2006-QA11" and which must be an Eligible Account.

         Certificate  Principal  Balance:  With respect to any Class A Certificate or Class M  Certificate,  on any
date of  determination,  an amount equal to (i) the Initial  Certificate  Principal  Balance of such Certificate as specified on the face thereof minus (ii) the sum of (x) the aggregate of all amounts  previously  distributed  with respect to such  Certificate  (or any  predecessor  Certificate)  and applied to reduce the  Certificate  Principal
Balance  thereof  pursuant  to  Section  4.02(c)  and (y) in the case of any  Class of  Class M  Certificates,  the aggregate of all reductions in Certificate  Principal  Balance deemed to have occurred in connection  with Realized
Losses which were previously  allocated to such  Certificate (or any predecessor  Certificate)  pursuant to Section
4.05;  provided,  that with respect to any  Distribution  Date, the  Certificate  Principal  Balance of the Class A
Certificates  and  Class M  Certificates  will be  increased,  in each  case to the  extent  Realized  Losses  were previously  allocated  thereto and remain  unreimbursed,  in the following order of priority:  first to the Class A
Certificates,  pro rata, and then to the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates,  in
that order, but only to the extent of Subsequent Recoveries received during the preceding calendar month.

         Certificate Policy:  None.

         Class A  Certificate:  Any one of the Class A-1 or Class A-2  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit A, senior to the Class M Certificates,  Class SB Certificates  and Class R Certificates  with respect to distributions and the allocation of Realized  Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap  Agreement  and the SB-AM Swap  Agreement,  (iii) the right to receive Basis Risk  Shortfalls  and (iv) an obligation to pay the Class IO Distribution Amount.

         Class A Principal  Distribution  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Principal
Distribution  Amount for that  Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     (i) the Principal Distribution Amount for that Distribution Date; and

     (ii)the  excess,  if any,  of (A) the  aggregate  Certificate  Principal  Balance of the Class A  Certificates
     immediately  prior to that  Distribution  Date over (B) the lesser of (x) the  product  of (1) the  applicable
     Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
     Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that
     Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  The Class A-1  Certificates,  executed by the Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-1 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.170% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.340% per annum.

         Class A-2  Certificate:  The Class A-2  Certificates,  executed by the Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-2 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.230% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.460% per annum.

         Class A-P Certificates:  None.

         Class B Certificates:  None.

         Class M  Certificates:  Collectively,  the Class M-1,  Class M-2,  Class M-3,  Class M-4 and Class M-5 and
Certificates.

         Class M-1  Certificate:  Any one of the Class M-1 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-2, Class M-3, Class M-4, Class M-5,  Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
"regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap  Agreement  and the SB-AM  Swap  Agreement,  (iii) the right to  receive  Basis  Risk  Shortfalls  and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-1 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.280% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.420% per annum.

         Class  M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  or  (ii) on or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for  that
Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A  Certificates (after taking into account the payment of the Class A Principal  Distribution Amount for that
Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-1  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and
(2) the  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
Floor.

         Class M-2  Certificate:  Any one of the Class M-2 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class  M-3,  Class  M-4,  Class M-5,  Class SB and Class R  Certificates  with  respect  to  distributions  and the allocation  of  Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a
"regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap  Agreement  and the SB-AM  Swap  Agreement,  (iii) the right to  receive  Basis  Risk  Shortfalls  and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-2 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.400% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.600% per annum.

         Class  M-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  and  Class M-1  Principal  Distribution  Amount  or (ii) on or after the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A  Certificates and Class M-1  Certificates  (after taking into account the payment of the Class A  Principal
Distribution  Amount and the  Class M-1  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the
Certificate  Principal  Balance of the Class M-2  Certificates  immediately  prior to that  Distribution  Date over
(B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-4,  Class M-5,  Class SB  Certificates  and Class R  Certificates  with  respect to  distributions  and the allocation  of  Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a
"regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap  Agreement  and the SB-AM  Swap  Agreement,  (iii) the right to  receive  Basis  Risk  Shortfalls  and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-3 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.850% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 1.275% per annum.

         Class  M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal  Distribution Amount and Class M-2 Principal  Distribution Amount or (ii)
on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount and  Class M-2  Principal
Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1 and  Class M-2  Certificates  (after  taking into account the payment of the Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution Amount and the Class M-2 Principal  Distribution Amount
for that Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-3  Certificates  immediately prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product of  (1) the  applicable  Subordination
Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the
Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-5, Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of
Realized  Losses as set forth in Section 4.05, and evidencing  (i) an interest  designated as a "regular  interest"
in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement and the SB-AM Swap  Agreement,  (iii) the right to receive Basis Risk  Shortfalls and (iv) an obligation to pay the
Class IO Distribution Amount.

         Class M-4 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  1.050% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 1.575% per annum.

         Class  M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  Class M-2  Principal  Distribution  Amount  and
Class M-3  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of
the  Class A  Principal  Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
Distribution Amount and Class M-3 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2  and Class M-3  Certificates  (after taking into account the payment of the Class A
Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution
Amount  and the  Class M-3  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the  Certificate
Principal  Balance of the Class M-4  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any,  of the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized
Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC
III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement  and the
SB-AM Swap  Agreement,  (iii) the right to receive Basis Risk Shortfalls and (iv) an obligation to pay the Class IO
Distribution Amount.

         Class M-5 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  1.900% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 2.850% per annum.

         Class  M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal  Distribution  Amount and Class M-4  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal
Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A, Class M-1,  Class M-2,  Class M-3 and Class M-4 Certificates (after taking into account the payment of the
Class A Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal
Distribution  Amount, the Class M-3 Principal  Distribution Amount and the Class M-4 Principal  Distribution Amount
for that Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-5  Certificates  immediately prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product of  (1) the  applicable  Subordination
Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the
Overcollateralization Floor.

         Class R Certificate:  Any one of the Class R-1 or Class R-X Certificates.

         Class R-1  Certificate:  Any one of the Class R-1 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing ownership of interests  designated as "residual  interests" in REMIC I,  REMIC II and REMIC III for purposes of the
REMIC  Provisions.  Component I  of the  Class  R-1  Certificates  is  designated  as the sole  class of  "residual interest" in REMIC I,  Component II  of the Class R-1  Certificates  is  designated  as the sole class of "residual interest"  in  REMIC II  and  Component III  of the Class  R-1  Certificates  is  designated  as the sole  class of
"residual interest" in REMIC III.

         Class R-X  Certificate:  Any one of the Class R-X  Certificates  executed by the Trustee and authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing ownership of an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

         Class SB Certificate:  Any one of the Class SB Certificates  executed by the Trustee and  authenticated by the Certificate Registrar  substantially in the form annexed to the Standard Terms as Exhibit C-II,  subordinate to the Class A Certificates  and Class M  Certificates  with respect to  distributions  and the allocation of Realized
Losses as set forth in Section 4.05,  and  evidencing  ownership of the REMIC IV Regular  Interests for purposes of the REMIC  Provisions,  together with certain rights to payments under the Swap Agreement for purposes of the REMIC
Provisions and certain obligations with respect to payments of Basis Risk Shortfalls.

         Closing Date:  December 28, 2006.

         Collateral  Account:  The separate  account  created and maintained  pursuant to Section  4.09(h)  hereof, which  shall be  entitled  "DEUTSCHE  BANK  TRUST  COMPANY  AMERICAS,  as  trustee,  in trust for the [Name of Swap
Provider]" and which must be an Eligible Account.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution  of this  instrument  is  located  at 1761 East St.  Andrew  Place,  Santa  Ana,  California  92705-4934,
Attention: Residential Funding Company, LLC, RALI 2006-QA11.

         Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the
Trustee or the Custodian pursuant to Section 2.01(b) of this Agreement.

         Cut-off Date Balance:  $375,060,503.50.

         Cut-off Date:  December 1, 2006.

         Defaulting Party: As defined in the Swap Agreement.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Determination Date:  With respect to any Distribution Date, the second Business Day prior to each
Distribution Date.

         Discount Net Mortgage Rate:  Not applicable.

         Due Period:  With respect to each  Distribution  Date, the calendar month in which such  Distribution Date occurs.

         Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

         Excess Bankruptcy Loss:  Not applicable.

         Excess Cash Flow:  With respect to any  Distribution  Date,  an amount equal to the sum of (A) the  excess of (i) the  Available  Distribution  Amount  for that  Distribution  Date over  (ii) the  sum of  (a) the  Interest
Distribution  Amount for that  Distribution  Date and (b) the  lesser of (1) the  aggregate  Certificate  Principal
Balance of Class A Certificates and Class M Certificates  immediately  prior to such  Distribution Date and (2) the
Principal  Remittance  Amount for that  Distribution  Date to the extent not applied to pay interest on the Class A
Certificates and Class M Certificates on such Distribution  Date, (B) the  Overcollateralization  Reduction Amount,
if any, for that  Distribution  Date and (C) any Net Swap  Payments  received by the  Supplemental  Interest  Trust
Trustee  under the Swap  Agreement for that  Distribution  Date and deposited in the  Supplemental  Interest  Trust
Account pursuant to Section 4.09(c).

         Excess Fraud Loss:  Not applicable.

         Excess  Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a)
the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

         Excess Special Hazard Loss:  Not applicable.

         Excess Subordinate Principal Amount:  Not applicable.

         Expense  Fee Rate:  With  respect to any  Mortgage  Loan as of any date of  determination,  the sum of the
Servicing Fee Rate and the rate per annum at which the Subservicing Fee accrues.

         Gross  Margin:  With  respect  to each  Mortgage  Loan,  the fixed  percentage  set  forth in the  related
Mortgage Note and indicated on the Mortgage Loan Schedule  attached  hereto as the "NOTE MARGIN," which  percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Index:  With respect to any Mortgage Loan and as to any  Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial Subordinate Class Percentage:  Not applicable.

         Interest  Accrual  Period:  (i)  With  respect  to the  Distribution  Date in  January  2007,  the  period commencing on the Closing Date and ending on the day immediately  preceding the Distribution  Date in January 2007, and with respect to any  Distribution  Date after the Distribution  Date in January 2007, the period  commencing on the  Distribution  Date in the month  immediately  preceding the month in which such  Distribution  Date occurs and ending on the day immediately preceding such Distribution Date.

         Interest  Distribution  Amount:  For any Distribution  Date, the aggregate of the amounts payable pursuant to Section 4.02(c)(i).

         Interest Only Certificates:  None.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or  Sunday  or (ii) a day on  which  banking institutions in London, England are required or authorized to by law to be closed.

         LIBOR Certificates:  The Class A Certificates and Class M Certificates.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Liquidation Proceeds:  As defined in the Standard Terms but excluding Subsequent Recoveries.

         Margin:  The Class A Margin,  Class M-1 Margin,  Class M-2 Margin,  Class M-3 Margin,  Class M-4 Margin or
Class M-5 Margin as applicable.

         Marker Rate:  With respect to the  Class SB  Certificates  or  REMIC III  Regular  Interest  SB-IO and any
Distribution  Date, in relation to the REMIC II  Regular  Interests  LT1, LT2, LT3, and LT4, a per annum rate equal to two (2) times the weighted  average of the  Uncertificated  REMIC II  Pass-Through  Rates for  REMIC II  Regular
Interest LT2 and REMIC II Regular Interest LT3.

         Maturity Date:  December 25, 2036, the  Distribution  Date in the month of the latest  scheduled  maturity date of any Mortgage Loan.

         Maximum  Mortgage  Rate: As to any Mortgage  Loan,  the per annum rate indicated in Mortgage Loan Schedule hereto attached  hereto as the "NOTE  CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net Mortgage  Rate: As to any Mortgage Loan and any date of  determination,  the Maximum  Mortgage
Rate minus the Expense Fee Rate.

         Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans attached  hereto as Exhibit One ( and as amended from time to time to reflect the  addition of Qualified  Substitute  Mortgage  Loans),  which list or lists shall set forth the following information as to each Mortgage Loan:

         (i)      the Mortgage Loan identifying number ("RFC LOAN #");

         (ii)     the maturity of the Mortgage Note ("MATURITY DATE");

         (iii)    the Mortgage Rate as of origination ("ORIG RATE");

         (iv)     the Mortgage Rate as of the Cut-off Date ("CURR RATE");

         (v)      the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

         (vi)     the  scheduled  monthly  payment of  principal,  if any,  and  interest  as of the  Cut-off  Date
("ORIGINAL P & I" or "CURRENT P & I");

         (vii)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");

         (viii)   the Maximum Mortgage Rate ("NOTE CEILING");

         (ix)     the maximum Net Mortgage Rate ("NET CEILING");

         (x)      the Note Margin ("NOTE MARGIN");

         (xi)     the Note Margin ("NOTE MARGIN");

         (xii)    the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

         (xiii)   the rounding of the semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD");

         (xiv)    the Loan-to-Value Ratio at origination ("LTV");

         (xv)     the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

         (xvi)    a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the  Mortgage  Loan is secured by a second or vacation residence; and

         (xvii)   a code "N" under the  column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied residence.

         Such  schedule  may  consist  of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other than a Servicing  Modification.  The Mortgage  Rate on each Mortgage Loan will adjust on each  Adjustment  Date to equal the sum  (rounded  to the  nearest  multiple of one eighth of one percent
(0.125%)  or up to the nearest  one-eighth  of one  percent,  which are  indicated  by a "U" on the  Mortgage  Loan
Schedule,  except in the case of the Mortgage  Loans  indicated by an "X" on the Mortgage Loan  Schedule  under the heading  "NOTE  METHOD"),  of the  related  Index plus the Note  Margin,  in each case  subject  to the  applicable
Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the Swap Agreement by either the Swap Counterparty or the Supplemental  Interest Trust Trustee,  on
behalf of the  Supplemental  Interest  Trust,  which net payment  shall not take into account any Swap  Termination
Payment.

         Net WAC Cap Rate:  With respect to any  Distribution  Date,  a per annum rate equal to (i) the  product of
(a) the  weighted  average of the Net Mortgage  Rates (or, if applicable,  the Modified Net Mortgage  Rates) on the
Mortgage  Loans using the Net Mortgage  Rates in effect for the Monthly  Payments due on the Mortgage  Loans during the  related Due  Period,  weighted  on the basis of the  respective  Stated  Principal  Balances  thereof for such
Distribution  Date,  and (b) a  fraction the  numerator of which is 30 and the  denominator  of which is the actual number of days in the related  Interest  Accrual  Period minus (ii) the  product of (a) a  fraction  expressed as a percentage,  the numerator of which is the amount of any Net Swap Payments or Swap  Termination  Payment not due to
a Swap  Counterparty  Trigger Event owed to the Swap  Counterparty as of such Distribution Date and the denominator of which is the aggregate  Stated  Principal  Balance of the Mortgage Loans for such  Distribution  Date, and (b) a fraction  expressed as percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest Accrual Period.

         Note Margin:  With respect to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage
Note and  indicated  in Exhibit One hereto as the "NOTE  MARGIN,"  which  percentage  is added to the Index on each
Adjustment Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the interest  rate to be borne by such  Mortgage  Loan until the next Adjustment Date.

         Notional Amount:  With respect to any Distribution Date and the Class SB Certificates,  100% of the Stated
Principal  Balance of the Mortgage Loans  immediately  prior to such  Distribution  Date. For REMIC purposes,  with respect to the Class SB Certificates or REMIC III Regular  Interest SB-IO,  immediately  prior to any  Distribution
Date, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

         Optional  Termination  Date:  Any  Distribution  Date on or after  which the  aggregate  Stated  Principal
Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution Date over (b) the aggregate  Certificate  Principal Balance of the Class A  Certificates
and Class M Certificates immediately prior to such date.

         Overcollateralization Floor: An amount equal to the product of [0.35]% and the Cut-off Date Balance.

         Overcollateralization  Increase Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess
Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described in clauses  (b)(iv),
(v) and (vi) of the definition of Principal  Distribution  Amount as of such Distribution  Date) and (b) the excess of (1) the Required  Overcollateralization  Amount for such  Distribution  Date over (2) the  Overcollateralization
Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date on which  the  Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to  be  made  on  such
Distribution  Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the lesser of
(i) the Excess  Overcollateralization  Amount for that Distribution Date and (ii) the  Principal  Remittance Amount
on such Distribution Date.

         Pass-Through  Rate:  With respect to the Class of Class A Certificates  and any  Distribution  Date, a per
annum rate equal to the lesser of (i)  LIBOR plus the related  Margin and (ii) the  Net WAC Cap Rate.  With respect to each  class of Class M  Certificates  and any  Distribution  Date,  a per annum  rate equal to the least of (i)
LIBOR plus the related Margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.

         With respect to the Class SB Certificates or REMIC III Regular Interest SB-IO and any  Distribution  Date,
a per annum rate  equal to the  percentage  equivalent  of a  fraction,  the  numerator  of which is the sum of the amounts  calculated  pursuant to clauses (i) through  (iii) below,  and the  denominator  of which is the aggregate principal  balance of the REMIC II Regular  Interests.  For purposes of calculating the  Pass-Through  Rate for the
Class SB  Certificates  or REMIC III Regular  Interest  SB-IO,  the  numerator is equal to the sum of the following components:

         (i)      the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT1;

         (ii)     the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT2; and

         (iii)    the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT4 minus twice the Marker
Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT4.

         Prepayment  Assumption:  The  prepayment  assumption  to be used for  determining  the accrual of original issue discount and premium and market discount on the Certificates  for federal income tax purposes,  which assumes a constant prepayment rate of 30% per annum of the then outstanding principal balance of the Mortgage Loans.

         Prepayment  Charge:  With  respect to any Mortgage  Loan,  the charges or  premiums,  if any,  received in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         Prepayment  Charge  Loan:  Any Mortgage  Loan for which a  Prepayment  Charge may be assessed and to which such Prepayment Charge the Class SB Certificates are entitled, as indicated on the Mortgage Loan Schedule.

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(x)  Available  Distribution  Amount  plus for  inclusion  in Excess Cash Flow for  purposes of clauses  (b)(v) and
(b)(vi) below, the amounts  received by the  Supplemental  Interest Trust Trustee under the Swap Agreement for that
Distribution Date over (y) the Interest Distribution Amount and (b) the sum of:

         (i)      the principal  portion of each Monthly  Payment  received or Advanced with respect to the related
Due Period on each Outstanding Mortgage Loan;

         (ii)     the Stated  Principal  Balance of any Mortgage  Loan  repurchased  during the related  Prepayment
Period (or deemed to have been so repurchased in accordance with Section  3.07(b))  pursuant to Section 2.02, 2.03,
2.04 or 4.07  and  the  amount  of any  shortfall  deposited  in the  Custodial  Account  in  connection  with  the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the prior calendar month;

         (iii)    the principal portion of all other  unscheduled  collections,  other than Subsequent  Recoveries, on the Mortgage  Loans  received (or deemed to have been so received)  during the prior  calendar  month or, in the case of Principal  Prepayments  in Full,  during the related  Prepayment  Period,  including,  without  limitation,
Curtailments,  Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and Principal  Prepayments,  to the extent applied by the Master Servicer as recoveries of principal pursuant to Section 3.14;

         (iv)     the  lesser  of  (1) Subsequent  Recoveries  for such  Distribution  Date and  (2) the  principal portion of any  Realized  Losses  allocated  to the Class A  Certificates  or the Class M  Certificates  on a prior
Distribution Date and remaining unpaid;

         (v)      the  lesser of  (1) the  Excess  Cash Flow for such  Distribution  Date (to the  extent  not used pursuant  to clause  (iv) of  this  definition  on such  Distribution  Date) and (2) the  principal  portion of any
Realized  Losses  incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month  preceding such Distribution Date that are allocated to any Class of Certificates; and

         (vi)     the  lesser of (a) the  Excess  Cash Flow for such  Distribution  Date,  to the  extent  not used pursuant  to  clauses  (iv)  and (v) of this  definition  on such  Distribution  Date,  and (b) the  amount  of any
Overcollateralization Increase Amount for such Distribution Date;

         minus

         (vii)    (A) the amount of any  Overcollateralization  Reduction Amount for such Distribution Date and (B)
the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal Only Certificates:  None.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, all amounts  described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Record  Date:  With  respect to each  Distribution  Date and each Class of Book  Entry  Certificates,  the
Business  Day  immediately   preceding  such   Distribution   Date.  With  respect  to  each  Class  of  Definitive
Certificates,  the close of business on the last  Business Day of the month next  preceding  the month in which the related Distribution Date occurs, except in the case of the first Record Date which shall be the Closing Date.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC I:  The segregated pool of assets  (exclusive of the Supplemental  Interest Trust Account,  the Swap
Agreement and the SB-AM Swap Agreement), with respect to which a REMIC election is to be made, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files;

                  (ii)     all payments  and  collections  in respect of the  Mortgage  Loans due after the Cut-off
Date (other than  Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial
Account or in the Certificate Account and identified as belonging to the Trust Fund;

                  (iii)    property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the  hazard  insurance  policies  and  Primary  Insurance  Policies  pertaining  to  the
Mortgage Loans, if any; and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I Available  Distribution  Amount: The Available  Distribution Amount increased by the amount of any
Net Swap Payment described in clause (b)(z) thereof.

         REMIC I Distribution  Amount: For any Distribution Date, the REMIC I Available  Distribution  Amount shall be distributed to REMIC II in respect of the REMIC I  Regular  Interests and the Class R-1  Certificates in respect of Component I thereof in the following amounts and priority:

                  (a)      to REMIC I Regular Interest A-I and REMIC I Regular  Interest I-1-A  through I-60-B, pro rata,  in an amount  equal to (A)  Uncertificated  Accrued  Interest for such REMIC I  Regular  Interests  for such
Distribution  Date,  plus (B) any amounts payable in respect thereof  remaining  unpaid from previous  Distribution
Dates;

                  (b)      to the extent of amounts remaining after the  distributions  made pursuant to clause (a)
above,  payments of  principal  shall be  allocated as follows:  first,  to REMIC I Regular  Interest A-I until the
Uncertificated  Principal  Balance of such REMIC I Regular  Interest  is  reduced  to zero and  second,  to REMIC I
Regular  Interests I-1-A through I-60-B starting with the lowest numerical  denomination  until the  Uncertificated
Principal  Balance of each such REMIC I Regular  Interest is reduced to zero,  provided  that,  for REMIC I Regular
Interests  with the same  numerical  denomination,  such payments of principal  shall be allocated pro rata between such REMIC I Regular Interests; and

                  (c)      any remaining amounts to the Class R-1 Certificates in respect of Component I thereof.

         REMIC I Interests:  The REMIC I Regular Interests and Component I of the Class R-1 Certificates.

         REMIC I  Realized  Losses:  All Realized  Losses on the Mortgage Loans shall be allocated  first,  on each
Distribution  Date, to REMIC I Regular  Interest A-I until such REMIC I Regular  Interest has been reduced to zero.
Second,  Realized  Losses shall be allocated to REMIC I Regular  Interest I-1-A through  REMIC I  Regular  Interest
I-60-B,  starting with the lowest  numerical  denomination  until such REMIC I Regular Interest has been reduced to zero,  provided that, for REMIC I  Regular  Interests with the same numerical  denomination,  such Realized  Losses shall be allocated pro rata between such REMIC I Regular Interests.

         REMIC I  Regular  Interest.  Any  of the  separate  non-certificated  beneficial  ownership  interests  in
REMIC I issued  hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular  Interest shall accrue interest at the related  Uncertificated  REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an aggregate amount equal to  its  initial  Uncertificated  Principal  Balance  as  set  forth  in  the  Preliminary  Statement  hereto.  The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Regular  Interest A-I: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II:  The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II  Available  Distribution  Amount:  For any Distribution Date, the amount distributed from REMIC I to REMIC II on such Distribution Date in respect of the REMIC I Regular Interests.

         REMIC II  Distribution  Amount:  For any Distribution  Date, the REMIC II  Available  Distribution  Amount
shall be distributed to REMIC III in respect of the REMIC II  Regular  Interests and the Class R-1  Certificates in
respect of Component II thereof in the following amounts and priority:

                  (a)      to REMIC II  Regular  Interest LT-IO, in an amount equal to (i)  Uncertificated  Accrued
Interest for such REMIC II  Regular Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (b)      to the extent of amounts remaining after the  distributions  made pursuant to clause (a)
above,  to  REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4,  pro  rata,  in an  amount  equal  to (i)  their
Uncertificated  Accrued  Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof  remaining unpaid from previous Distribution Dates; and

                  (c)      to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) and (b) above:

                                            (i)      to  REMIC II  Regular   Interests  LT2,  LT3  and  LT4,  their
                           respective Principal Distribution Amounts;

                                            (ii)     to  REMIC II  Regular  Interest  LT1 any  remainder  until the
                           Uncertificated Principal Balance thereof is reduced to zero;

                                            (iii)    any  remainder  to REMIC II  Regular  Interests  LT2,  LT3 and
                           LT4,  pro rata  according  to their  respective  Uncertificated  Principal  Balances  as reduced by the distributions  deemed made pursuant to (i) above,  until their respective
                           Uncertificated Principal Balances are reduced to zero; and

                  (d)      to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) through (c) above:

                                            (i)      first,  to each of the REMIC II  Regular  Interests,  pro rata according  to  the  amount  of  unreimbursed  Realized  Losses  allocable  to  principal previously  allocated to each such REMIC II  Regular  Interest,  the aggregate amount of any  distributions  to the Certificates as reimbursement of such Realized Losses on such
                           Distribution Date pursuant to clause (vii) in Section 4.02(c);  provided,  however, that any  amounts  distributed  pursuant  to this  paragraph  (d)(i)  of this  definition  of
                           "REMIC II  Distribution  Amount"  shall  not  cause a  reduction  in the  Uncertificated
                           Principal Balances of any of the REMIC II Regular Interests; and

                                            (ii)     second,   to  the   Class R-1   Certificates   in  respect  of
                           Component II thereof, any remaining amount.

         REMIC II  Net WAC Rate:  With  respect to any  Distribution  Date,  a per annum rate equal to the weighted average of (x) with respect to REMIC I Regular  Interests  ending with the designation "B," the weighted average of the Uncertificated  REMIC I  Pass-Through  Rates for such REMIC I Regular  Interests,  weighted on the basis of the
Uncertificated  Principal  Balance of such REMIC I  Regular  Interests for each such  Distribution  Date,  (y) with respect to REMIC I Regular  Interest A-I, the  Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular
Interest,  and (z)  with  respect  to  REMIC I  Regular  Interests  ending  with  the  designation  "A,"  for  each
Distribution  Date listed  below,  the weighted  average of the rates  listed  below for each such REMIC I  Regular
Interest listed below,  weighted on the basis of the Uncertificated  Principal Balance of each such REMIC I Regular
Interest for each such Distribution Date:

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
        1          I-1-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        2          I-2-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A                            Uncertificated REMIC I Pass-Through Rate
        3          I-3-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A and I-2-A                  Uncertificated REMIC I Pass-Through Rate
        4          I-4-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-3-A              Uncertificated REMIC I Pass-Through Rate
        5          I-5-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-4-A              Uncertificated REMIC I Pass-Through Rate
        6          I-6-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-5-A              Uncertificated REMIC I Pass-Through Rate
        7          I-7-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-6-A              Uncertificated REMIC I Pass-Through Rate
        8          I-8-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-7-A              Uncertificated REMIC I Pass-Through Rate
        9          I-9-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-8-A              Uncertificated REMIC I Pass-Through Rate
       10          I-10-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-9-A              Uncertificated REMIC I Pass-Through Rate
       11          I-11-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-10-A             Uncertificated REMIC I Pass-Through Rate
       12          I-12-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-11-A             Uncertificated REMIC I Pass-Through Rate
       13          I-13-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-12-A             Uncertificated REMIC I Pass-Through Rate
       14          I-14-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-13-A             Uncertificated REMIC I Pass-Through Rate
       15          I-15-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-14-A             Uncertificated REMIC I Pass-Through Rate
       16          I-16-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-15-A             Uncertificated REMIC I Pass-Through Rate
       17          I-17-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-16-A             Uncertificated REMIC I Pass-Through Rate
       18          I-18-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-17-A             Uncertificated REMIC I Pass-Through Rate
       19          I-19-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-18-A             Uncertificated REMIC I Pass-Through Rate
       20          I-20-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-19-A             Uncertificated REMIC I Pass-Through Rate
       21          I-21-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-20-A             Uncertificated REMIC I Pass-Through Rate
       22          I-22-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-21-A             Uncertificated REMIC I Pass-Through Rate
       23          I-23-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-22-A             Uncertificated REMIC I Pass-Through Rate
       24          I-24-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-23-A             Uncertificated REMIC I Pass-Through Rate
       25          I-25-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-24-A             Uncertificated REMIC I Pass-Through Rate
       26          I-26-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-25-A             Uncertificated REMIC I Pass-Through Rate
       27          I-27-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-26-A             Uncertificated REMIC I Pass-Through Rate
       28          I-28-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-27-A             Uncertificated REMIC I Pass-Through Rate
       29          I-29-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       30          I-30-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-29-A             Uncertificated REMIC I Pass-Through Rate
       31          I-31-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-30-A             Uncertificated REMIC I Pass-Through Rate
       32          I-32-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-31-A             Uncertificated REMIC I Pass-Through Rate
       33          I-33-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-32-A             Uncertificated REMIC I Pass-Through Rate
       34          I-34-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-33-A             Uncertificated REMIC I Pass-Through Rate
       35          I-35-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-34-A             Uncertificated REMIC I Pass-Through Rate
       36          I-36-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-35-A             Uncertificated REMIC I Pass-Through Rate
       37          I-37-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-36-A             Uncertificated REMIC I Pass-Through Rate
       38          I-38-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-37-A             Uncertificated REMIC I Pass-Through Rate
       39          I-39-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-38-A             Uncertificated REMIC I Pass-Through Rate
       40          I-40-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-39-A             Uncertificated REMIC I Pass-Through Rate
       41          I-41-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-40-A             Uncertificated REMIC I Pass-Through Rate
       42          I-42-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-41-A             Uncertificated REMIC I Pass-Through Rate
       43          I-43-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-42-A             Uncertificated REMIC I Pass-Through Rate
       44          I-44-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-43-A             Uncertificated REMIC I Pass-Through Rate
       45          I-45-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-44-A             Uncertificated REMIC I Pass-Through Rate
       46          I-46-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-45-A             Uncertificated REMIC I Pass-Through Rate
       47          I-47-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-46-A             Uncertificated REMIC I Pass-Through Rate
       48          I-48-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-47-A             Uncertificated REMIC I Pass-Through Rate
       49          I-49-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-48-A             Uncertificated REMIC I Pass-Through Rate
       50          I-50-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-49-A             Uncertificated REMIC I Pass-Through Rate
       51          I-51-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-50-A             Uncertificated REMIC I Pass-Through Rate
       52          I-52-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-51-A             Uncertificated REMIC I Pass-Through Rate
       53          I-53-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-52-A             Uncertificated REMIC I Pass-Through Rate
       54          I-54-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-53-A             Uncertificated REMIC I Pass-Through Rate
       55          I-55-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-54-A             Uncertificated REMIC I Pass-Through Rate
       56          I-56-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-55-A             Uncertificated REMIC I Pass-Through Rate
       57          I-57-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-56-A             Uncertificated REMIC I Pass-Through Rate
       58          I-58-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-57-A             Uncertificated REMIC I Pass-Through Rate
       59          I-59-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-58-A             Uncertificated REMIC I Pass-Through Rate
       60          I-60-A                           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-59-A
   Thereafter      I-1-A through I-60-A             Uncertificated REMIC I Pass-Through Rate

         REMIC II  Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the principal balances  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3  and  LT4,  respectively  will be  reduced  on such
Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the  principal  balance of the REMIC II  Regular  Interest LT1 after  distributions  on the prior
                  Distribution Date.

         Y2 =     the  principal  balance of the REMIC II  Regular  Interest LT2 after  distributions  on the prior
                  Distribution Date.

         Y3 =     the  principal  balance of the REMIC II  Regular  Interest LT3 after  distributions  on the prior
                  Distribution Date.

         Y4 =     the  principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior
                  Distribution Date (note:  Y3 = Y4).

         (DELTA)Y1 =       the REMIC II Regular Interest LT1 Principal Reduction Amount.

         (DELTA)Y2 =       the REMIC II Regular Interest LT2 Principal Reduction Amount.

         (DELTA)Y3 =       the REMIC II Regular Interest LT3 Principal Reduction Amount.

         (DELTA)Y4 =       the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the  aggregate  principal  balance of REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal  balance of the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         (DELTA)P =        P0 - P1 = the  aggregate  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3  and LT4
                  Principal Reduction Amounts.

              =   the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and the principal  distributions  to be made on, the  Certificates on such  Distribution  Date (including
                  distributions   of  accrued  and  unpaid  interest  on  the  Class SB   Certificates   for  prior
                  Distribution Dates).

         R0 =     the REMIC II Net WAC Rate (stated as a monthly rate) after giving  effect to amounts  distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the  REMIC II  Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         (alpha) =         (Y2 + Y3)/P0.  The  initial  value of (alpha) on the  Closing  Date for use on the first
                  Distribution Date shall be 0.0001.

         (gamma)0 =        the  lesser of (A) the sum for all  Classes  of  Certificates  other  than the  Class SB
                  Certificates  and  Class IO  Certificates  of the  product  for  each  Class of  (i) the  monthly
                  interest   rate  (as  limited  by  the  REMIC II   Net  WAC  Rate,   if   applicable)   for  such
                  Class applicable  for  distributions to be made on such  Distribution Date and (ii) the aggregate
                  Certificate  Principal Balance for such Class after  distributions and the allocation of Realized
                  Losses on the prior Distribution Date and (B) R0*P0.

         (gamma)1 =        the  lesser of (A) the sum for all  Classes  of  Certificates  other  than the  Class SB
                  Certificates  and  Class IO  Certificates  of the  product  for  each  Class of  (i) the  monthly
                  interest   rate  (as  limited  by  the  REMIC II   Net  WAC  Rate,   if   applicable)   for  such
                  Class applicable  for distributions to be made on the next succeeding  Distribution Date and (ii)
                  the  aggregate  Certificate  Principal  Balance  for  such  Class after   distributions  and  the
                  allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - Y3 - Y4;
         (DELTA)Y2 = (a/2){(a0R1 - a1R0)/R0R1};
         (DELTA)Y3 = (a(DELTA)P - (DELTA)Y2; and
         (DELTA)Y4 = (DELTA)Y3.
if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.  Otherwise:
         (1)      If (DELTA)Y2, as so determined, is negative, then
         (DELTA)Y2 = 0
         (DELTA)Y3 = a{a1R0P0 - a0R1P1}/{a1R0};
         (DELTA)Y4 = (DELTA)Y3; and
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.
         (2)      If (DELTA)Y3, as so determined, is negative, then
         (DELTA)Y3 = 0;
         (DELTA)Y2 = a{a0R1P1 - a1R0P0}/{2R1R0P1 - a1R0};
         (DELTA)Y4 = (DELTA)Y3; and
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

         REMIC II  Realized  Losses:  Realized  Losses on the  Mortgage  Loans shall be  allocated  to the REMIC II
Regular  Interests as follows.  The interest  portion of Realized  Losses on the Mortgage  Loans,  if any, shall be allocated among REMIC II  Regular  Interests LT1, LT2 and LT4, pro rata according to the amount of interest accrued but unpaid  thereon,  in reduction  thereof.  Any interest  portion of such Realized Losses in excess of the amount allocated  pursuant  to the  preceding  sentence  shall be treated as a principal  portion of  Realized  Losses not attributable  to any specific  Mortgage  Loan and allocated  pursuant to the  succeeding  sentences.  The principal portion of Realized Losses with respect to Mortgage Loans shall be allocated to the REMIC II  Regular  Interests as follows:  first, to REMIC II Regular  Interests LT2, LT3 and LT4, pro-rata  according to their respective  REMIC II
Principal  Reduction  Amounts to the extent thereof in reduction of the  Uncertificated  Principal  Balance of such
REMIC II Regular  Interests and, second,  the remainder,  if any, of such principal portion of such Realized Losses shall be allocated to REMIC II Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

         REMIC II  Regular  Interests:  REMIC II Regular  Interest LT1,  REMIC II  Regular  Interest LT2,  REMIC II
Regular Interest LT3, REMIC II Regular Interest LT4 and REMIC II Regular Interest LT-IO.

         REMIC II  Regular  Interest  LT1: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT1 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT1 on such Distribution Date.

         REMIC II  Regular  Interest  LT2: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT2 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT2 on such Distribution Date.

         REMIC II  Regular  Interest  LT3: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT3 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT3 on such Distribution Date.

         REMIC II  Regular  Interest  LT4: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT4 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT4 on such Distribution Date.

         REMIC II  Regular  Interest  LT-IO: A regular  interest in REMIC II that is held as an asset of REMIC III, that has no initial principal  balance,  that bears interest at the related  Uncertificated  REMIC II  Pass-Through
Rate on its Uncertificated Notional Amount, and that has such other terms as are described herein.

         REMIC III:  The  segregated  pool of assets  subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

         REMIC III  Available  Distribution  Amount:  For  any  Distribution  Date,  the  amount  distributed  from
REMIC II to REMIC III on such Distribution Date in respect of the REMIC II Regular Interests.

         REMIC III  Distribution  Amount: For any Distribution Date, the REMIC III  Available  Distribution  Amount
shall be deemed  distributed  to the Class A  Certificates  and Class M  Certificates  in respect of the portion of such  Certificates  representing  ownership of REMIC III  Regular  Interests,  REMIC III Regular  Interests  SB-IO,
SB-PO and IO and the  Class R-1  Certificates  in respect of  Component  III thereof in the  following  amounts and priority:

         (i)      to REMIC IV in respect of REMIC III  Regular Interest IO, the amount  distributable  with respect to such REMIC III Regular Interest as described in the Preliminary  Statement,  being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

         (ii)     to the Class A  Certificateholders,  the  Accrued  Certificate  Interest  payable  on the Class A
Certificates  with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this clause
(ii) but  remaining  unpaid from any prior  Distribution  Date,  being paid from and in reduction of the  REMIC III
Available Distribution Amount for such Distribution Date;

         (iii)    to the  Class M  Certificateholders,  from the  amount,  if any,  of the  Available  Distribution
Amount  remaining  after  the  foregoing  distributions,  Accrued  Certificate  Interest  payable  on the  Class  M
Certificates  with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this clause
(iii) but remaining unpaid from any prior Distribution  Date,  sequentially,  to the Class M-1  Certificateholders,
Class  M-2  Certificateholders,   Class  M-3  Certificateholders,   Class  M-4  Certificateholders  and  Class  M-5
Certificateholders  Certificateholders,  in that order, being paid from and in reduction of the REMIC III Available
Distribution Amount for such Distribution Date;

         (iv)     the Principal  Distribution  Amount shall be distributed as follows,  to be applied to reduce the principal  balance of the REMIC III  Regular  Interest  related to the applicable  Certificates in each case to the extent of the remaining Principal Distribution Amount:

                  (A)      first, the  Class A-Principal  Distribution Amount shall be distributed to the Class A-1
     Certificateholders and Class A-2  Certificateholders,  on a pro rata basis in accordance with their respective
     Certificate  Principal  Balances,  in each case  until the  Certificate  Principal  Balance  thereof  has been reduced to zero;

                  (B)      second,  to the  Class M-1  Certificateholders,  the  Class M-1  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                  (C)      third,  to  the  Class M-2  Certificateholders,  the  Class M-2  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                  (D)      fourth,  to the  Class M-3  Certificateholders,  the  Class M-3  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

                  (E)      fifth,  to  the  Class M-4  Certificateholders,  the  Class M-4  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

                  (F)      sixth,  to  the  Class M-5  Certificateholders,  the  Class M-5  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero; and

         (v)      to the Class A Certificateholders  and Class M  Certificateholders,  the amount of any Prepayment
Interest  Shortfalls  allocated  thereto  for such  Distribution  Date,  on a pro rata  basis  based on  Prepayment
Interest  Shortfalls  allocated thereto to the extent not offset by Eligible Master Servicing  Compensation on such
Distribution Date;

         (vi)     to the Class A Certificateholders  and Class M  Certificateholders,  the amount of any Prepayment
Interest  Shortfalls  previously  allocated  thereto remaining unpaid from prior  Distribution  Dates together with interest  thereon at the  related  Pass  Through  Rate,  on a pro rata basis  based on unpaid  Prepayment  Interest
Shortfalls previously allocated thereto;

         (vii)    to REMIC IV in respect of REMIC III Regular  Interests SB-IO and SB-PO,  (A) from the amount,  if any, of the REMIC III Available  Distribution  Amount remaining after the foregoing  distributions,  the sum of (I)
Accrued Certificate Interest on the Class SB Certificates,  (II) the amount of any Overcollateralization  Reduction
Amount for such Distribution  Date and (III) for any Distribution  Date after the Certificate  Principal Balance of each Class of Class A  Certificates  and Class M Certificates  has been reduced to zero, the  Overcollateralization
Amount and (B) from prepayment  charges on deposit in the Certificate  Account,  any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

         (viii)   to the Class R-1  Certificateholders  in respect of Component III thereof,  the balance,  if any, of the REMIC III Available  Distribution Amount.

         REMIC III Regular Interest SB-PO: A separate  uncertificated  beneficial  ownership  interest in REMIC III issued  hereunder  and  designated  as a Regular  Interest in  REMIC III,  held as an asset of REMIC IV.  REMIC III
Regular  Interest SB-PO shall have no entitlement to interest,  and shall be entitled to distributions of principal subject to the terms and conditions hereof, in aggregate amount equal to the initial  Overcollateralization  Amount as set forth in the Preliminary Statement hereto.

         REMIC III Regular Interest SB-IO: A separate  uncertificated  beneficial  ownership  interest in REMIC III issued  hereunder  and  designated  as a Regular  Interest in  REMIC III,  held as an asset of REMIC IV.  REMIC III
Regular  Interest SB-IO shall have no entitlement to principal,  and shall be entitled to distributions of interest subject to the terms and conditions  hereof, in aggregate amount equal to the interest  distributable  with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC III  Regular  Interest  IO: A separate  uncertificated  beneficial  ownership  interest in REMIC III issued  hereunder  and  designated  as a Regular  Interest in  REMIC III,  held as an asset of REMIC IV.  REMIC III
Regular  Interest IO shall have no entitlement  to principal,  and shall be entitled to  distributions  of interest subject to the terms and conditions  hereof, in aggregate amount equal to the interest  distributable  with respect to REMIC II Regular Interest LT-IO.

         REMIC III Regular  Interests:  REMIC III Regular Interests SB-IO,  SB-PO and IO, together with the Class A
Certificates  and Class M Certificates  exclusive of their  respective  rights to receive the payment of Basis Risk
Shortfalls and other amounts pursuant to the Swap Agreement and the SB-AM Swap Agreement.

         REMIC IV: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of REMIC III Regular Interests SB-IO, SB-PO and IO.

         REMIC IV Available  Distribution  Amount:  For any Distribution  Date, the amounts deemed distributed from
REMIC III to REMIC IV on such  Distribution  Date in respect of REMIC III  Regular  Interests  SB-IO,  SB-PO and IO
pursuant to the definition of REMIC III Distribution Amount.

         REMIC IV  Distribution  Amount:  For any  Distribution  Date, the REMIC IV Available  Distribution  Amount
shall be  deemed  distributed  by REMIC IV to the  holders  of the Class SB  Certificates  on  account  of REMIC IV
Regular Interest SB and to the Supplemental Interest Trust Account on account of REMIC IV Regular Interest IO.

         REMIC IV  Regular  Interests.  Either of the separate  beneficial  ownership  interests in REMIC IV issued hereunder and designated as a "regular  interest" in REMIC IV.  The REMIC IV Regular Interests shall be entitled to distributions  of  interest  and  principal,  subject  to the  terms  and  conditions  hereof,  as set forth in the
Preliminary Statement hereto.

         Required  Overcollateralization  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown
Date, an amount equal to 0.70% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the Cut-off
Date; (ii) on or after the Stepdown Date, the greater of (x) 1.40% of the outstanding  aggregate  Stated  Principal
Balance of the Mortgage  Loans after giving  effect to  distributions  made on that  Distribution  Date and (y) the
Overcollateralization  Floor;  and  (iii) on or after  the  Stepdown  Date if a  Trigger  Event is in  effect,  the
Required  Overcollateralization  Amount for the immediately preceding Distribution Date; provided that the Required
Overcollateralization  Amount may be reduced so long as written  confirmation  is obtained  from each rating agency that the reduction  will not reduce the ratings  assigned to the Class A Certificates  and Class M Certificates  by
that rating agency below the lower of the  then-current  ratings or the ratings  assigned to those  certificates as of the closing date by that rating agency.

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         SB-AM Swap Agreement:  The interest rate swap agreement between the Supplement  Interest Trust Trustee, on behalf  of the Class A  Certificateholders  and  Class M  Certificateholders,  and the  Supplement  Interest  Trust
Trustee,  on behalf of the Class SB  Certificateholders,  evidenced by the confirmation  attached hereto as Exhibit
Five and incorporated herein by reference.

         Senior Certificate:  Any one of the Class A Certificates.

         Senior  Enhancement  Percentage:  With  respect to any  Distribution  Date,  the  percentage  obtained  by dividing (x) the sum of (i) the aggregate  Certificate  Principal  Balance of the Class M Certificates and (ii) the
Overcollateralization  Amount, in each case prior to the distribution of the Principal  Distribution Amount on such
Distribution  Date, by (y) the  aggregated  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution Date on or after the Stepdown date, the arithmetic  average,  for each of the three consecutive  Distribution Dates ending with such Distribution Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage
Loans  that are 60 or more days  delinquent  in payment of  principal  and  interest  for that  Distribution  Date, including  Mortgage Loans in foreclosure,  and REO Properties over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

         Specified Condition:  Shall have the meaning set forth in the Swap Agreement.
         Stated  Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  as of any date of determination,  (i) the sum of (a) the  Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification, minus (ii) the sum of (a) the  principal  portion of the Monthly Payments due with respect to such Mortgage Loan or
REO  Property  during each Due Period  ending with the Due Period  relating  to the most recent  Distribution  Date which were received or with respect to which an Advance was made,  (b) all  Principal  Prepayments  with respect to such Mortgage  Loan or REO Property,  and all Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the
extent applied by the Master  Servicer as recoveries of principal in accordance with  Section 3.14  with respect to such Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 on any previous
Distribution  Date,  and  (c) any  Realized  Loss  incurred  with  respect  to  such  Mortgage  Loan  allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown  Date:  The  earlier  to  occur  of  (i)  the  Distribution   Date  immediately   succeeding  the
Distribution  Date on which the  aggregate  Certificate  Principal  Balance  of the Class A  Certificates  has been reduced  to zero or (ii) the  later  to  occur  of (x) the  Distribution  Date in  January  2010 and (y) the  first
Distribution Date on which the Senior  Enhancement  Percentage  (calculated for this purpose only after taking into account  payments of  principal on the  Mortgage  Loans due on the related Due Date or received  during the related
Prepayment  Period but prior to distribution of the Principal  Distribution  Amount in respect of the  Certificates then entitled to  distributions of principal on such  Distribution  Date) is greater than or equal to approximately
11.10%.

         Subordination  Percentage:  With respect to each class of Class A Certificates  and Class M  Certificates, the respective approximate percentage set forth in the table below:

          CLASS                  PERCENTAGE
            A                      88.90%
           M-1                     93.70%
           M-2                     96.50%
           M-3                     97.20%
           M-4                     97.90%
           M-5                     98.60%

         Supplemental  Interest  Trust Account:  The separate  trust account  created and maintained by the Trustee pursuant to Section 4.09(a).

         Supplemental  Interest  Trust:  The separate  trust created and  maintained by the  Supplemental  Interest
Trust Trustee  pursuant to Section  4.09(a).  The primary  activities of the  Supplemental  Interest  Trust created pursuant to this Agreement shall be:

                  (i)      entering into and holding the Swap Agreement and the SB-AM Swap Agreement;

                  (ii)     receiving  collections  or making  payments  with respect to the Swap  Agreement and the
         SB-AM Swap Agreement; and

                  (iii)    engaging in other  activities  that are  necessary or  incidental  to  accomplish  these limited  purposes,  which activities  cannot be contrary to the status of the Supplemental  Interest Trust as a qualified special purpose entity under existing accounting literature.

         Supplemental   Interest  Trust  Trustee:   Deutsche  Bank  Trust  Company  Americas,  a  national  banking association,  not in its individual  capacity,  but solely in its capacity as trustee of the Supplemental  Interest
Trust, and any successor thereto,  and any corporation or national banking association  resulting from or surviving any  consolidation  or merger to which it or its  successors  may be a party and any successor  trustee as may from time to time be serving as successor trustee hereunder.

         Swap  Agreement:  The interest rate swap  agreement  between the Swap  Counterparty  and the  Supplemental
Interest Trust  Trustee,  on behalf of the  Supplemental  Interest  Trust,  which  agreement  provides for Net Swap
Payments  and  Swap  Termination  Payments  to  be  paid,  as  provided  therein,   together  with  any  schedules,
confirmations or other agreements relating thereto, attached hereto as Exhibit Four.

         Swap  Agreement  Event of Default:  Shall have the same  meaning  given the term "Event of Default" in the
Swap Agreement.

         Swap Agreement  Notional  Balance:  As to the Swap Agreement and each Floating Rate Payer Payment Date and
Fixed Rate Payer  Payment  Date (each as defined in the Swap  Agreement)  the amount set forth on Schedule I to the
Swap Agreement for such Floating Rate Payer Payment Date and Fixed Rate Payer Payment Date.

         Swap  Counterparty:  The swap  counterparty  under the Swap  Agreement  either  (a)  entitled  to  receive payments from the  Supplemental  Interest  Trust Trustee from amounts  payable by the  Supplemental  Interest Trust under this Agreement or  (b) required  to make payments to the  Supplemental  Interest Trust Trustee for payment to the Supplemental  Interest Trust, in either case pursuant to the terms of the Swap Agreement,  and any successor in interest or assign.  Initially, the Swap Counterparty shall be HSBC Bank USA, National Association.

         Swap  Counterparty  Trigger Event:  With respect to any Distribution  Date,  (i) an Event of Default under the Swap Agreement with respect to which the Swap  Counterparty is a Defaulting  Party,  (ii) a  Termination  Event
(other than  Illegality or Tax Event) under the Swap Agreement with respect to which the Swap  Counterparty  is the sole Affected Party, or (iii) an  additional  termination  event under the Swap Agreement with respect to which the
Swap Counterparty is the sole Affected Party.

         Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

         Swap  Termination  Payment:  Upon the occurrence of an Early  Termination  Date, the payment to be made by the  Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest  Trust to the Swap  Counterparty
from payments from the  Supplemental  Interest Trust,  or by the Swap  Counterparty  to the  Supplemental  Interest
Trust Trustee for payment to the  Supplemental  Interest  Trust,  as applicable,  pursuant to the terms of the Swap
Agreement.

         Trigger  Event:  A Trigger  Event is in  effect  with  respect  to any  Distribution  Date on or after the
Stepdown  Date if either (a) the  Sixty-Plus  Delinquency  Percentage,  as  determined  on that  Distribution  Date exceeds 40.00% of the Senior  Enhancement  Percentage  for that  Distribution  Date or (b) the aggregate  amount of
Realized Losses on the Mortgage Loans as a percentage of the initial  aggregate Stated Principal  Balance as of the
Cut-off Date exceeds the applicable amount set forth below:

o        January 2009 to December  2009:  0.20% with respect to January 2009,  plus an  additional  1/12th of 0.25%
         for each month through December 2009.

o        January 2010 to December  2010:  0.45% with respect to January 2010,  plus an  additional  1/12th of 0.35%
         for each month through December  2010.

o        January 2011 to December  2011:  0.80% with respect to January 2011,  plus an  additional  1/12th of 0.35%
         for each month through December  2011.

o        January 2012 to December  2012:  1.15% with respect to January 2012,  plus an  additional  1/12th of 0.20%
         for each month through December  2012.

o        January 2013 and thereafter: 1.35%.

         Uncertificated  Accrued  Interest:  With  respect to any  Uncertificated  REMIC  Regular  Interest for any
Distribution  Date, one month's  interest at the related  Uncertificated  Pass-Through  Rate for such  Distribution
Date,  accrued  on  the  Uncertificated  Principal  Balance  or  Uncertificated  Notional  Amount,  as  applicable, immediately prior to such Distribution Date.  Uncertificated  Accrued Interest for the Uncertificated REMIC Regular
Interests  shall  accrue on the basis of a 360-day  year  consisting  of twelve  30-day  months.  For  purposes  of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any Distribution
Date, any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls (to the extent not covered by  Compensating
Interest)  shall be  allocated  among  REMIC I  Regular  Interests,  pro  rata,  based on,  and to the  extent  of,
Uncertificated  Accrued Interest,  as calculated without application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC II Regular  Interests for any Distribution  Date, any
Prepayment  Interest  Shortfalls  and Relief Act Shortfalls  (to the extent not covered by  Compensating  Interest)
shall be allocated among the REMIC II Regular Interests,  pro rata, based on, and to the extent of,  Uncertificated
Accrued  Interest,  as  calculated  without  application  of this  sentence.  Uncertificated  Interest on REMIC III
Regular  Interest  SB-PO shall be zero.  Uncertificated  Accrued  Interest on REMIC III Regular  Interest SB-IO for
each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.

         Uncertificated  Notional Amount:  With respect to the Class SB  Certificates or REMIC III Regular Interest
SB-IO,  immediately prior to any Distribution Date, the aggregate of the  Uncertificated  Principal Balances of the
REMIC II Regular Interests.

         With respect to REMIC II Regular  Interest LT-IO and each  Distribution  Date listed below,  the aggregate
Uncertificated Principal Balance of the REMIC I Regular Interests ending with the designation "A" listed below:

                DISTRIBUTION DATE                               REMIC I REGULAR INTERESTS
                        1                                          I-1-A through I-60-A
                        2                                          I-2-A through I-60-A
                        3                                          I-3-A through I-60-A
                        4                                          I-4-A through I-60-A
                        5                                          I-5-A through I-60-A
                        6                                          I-6-A through I-60-A
                        7                                          I-7-A through I-60-A
                        8                                          I-8-A through I-60-A
                        9                                          I-9-A through I-60-A
                       10                                         I-10-A through I-60-A
                       11                                         I-11-A through I-60-A
                       12                                         I-12-A through I-60-A
                       13                                         I-13-A through I-60-A
                       14                                         I-14-A through I-60-A
                       15                                         I-15-A through I-60-A
                       16                                         I-16-A through I-60-A
                       17                                         I-17-A through I-60-A
                       18                                         I-18-A through I-60-A
                       19                                         I-19-A through I-60-A
                       20                                         I-20-A through I-60-A
                       21                                         I-21-A through I-60-A
                       22                                         I-22-A through I-60-A
                       23                                         I-23-A through I-60-A
                       24                                         I-24-A through I-60-A
                       25                                         I-25-A through I-60-A
                       26                                         I-26-A through I-60-A
                       27                                         I-27-A through I-60-A
                       28                                         I-28-A through I-60-A
                       29                                         I-29-A through I-60-A
                       30                                         I-30-A through I-60-A
                       31                                         I-31-A through I-60-A
                       32                                         I-32-A through I-60-A
                       33                                         I-33-A through I-60-A
                       34                                         I-34-A through I-60-A
                       35                                         I-35-A through I-60-A
                       36                                         I-36-A through I-60-A
                       37                                         I-37-A through I-60-A
                       38                                         I-38-A through I-60-A
                       39                                         I-39-A through I-60-A
                       40                                         I-40-A through I-60-A
                       41                                         I-41-A through I-60-A
                       42                                         I-42-A through I-60-A
                       43                                         I-43-A through I-60-A
                       44                                         I-44-A through I-60-A
                       45                                         I-45-A through I-60-A
                       46                                         I-46-A through I-60-A
                       47                                         I-47-A through I-60-A
                       48                                         I-48-A through I-60-A
                       49                                         I-49-A through I-60-A
                       50                                         I-50-A through I-60-A
                       51                                         I-51-A through I-60-A
                       52                                         I-52-A through I-60-A
                       53                                         I-53-A through I-60-A
                       54                                         I-54-A through I-60-A
                       55                                         I-55-A through I-60-A
                       56                                         I-56-A through I-60-A
                       57                                         I-57-A through I-60-A
                       58                                         I-58-A through I-60-A
                       59                                         I-59-A through I-60-A
                       60                                                 I-60-A
                   thereafter                                             $0.00

         With respect to REMIC III Regular  Interest IO,  immediately  prior to any  Distribution  Date,  an amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.

         Uncertificated  Pass-Through  Rate: The  Uncertificated  REMIC I Pass-Through  Rate or the  Uncertificated
REMIC II Pass-Through Rate, as applicable

         Uncertificated   Principal  Balance:   The  principal  amount  of  any  Uncertificated   Regular  Interest
outstanding as of any date of determination.  The Uncertificated  Principal Balance of each Uncertificated  Regular
Interest shall be reduced first by Realized Losses  allocated  thereto by the definition of REMIC I Realized Losses or  REMIC  II  Realized  Losses,  as  applicable,  and by all  distributions  of  principal  deemed  made  on  such
Uncertificated  Regular  Interest  on  such  Distribution  Date.  The  Uncertificated  Principal  Balance  of  each
Uncertificated  Regular  Interest shall never be less than zero.  With respect to REMIC III Regular  Interest SB-PO the initial amount set forth with respect thereto in the Preliminary  Statement as reduced by distributions  deemed made in respect  thereof  pursuant  to Section  4.02 and  Realized  Losses  allocated  thereto  pursuant to Section
4.05.

         Uncertificated REMIC  Regular  Interests:  The REMIC I Regular  Interests,  the REMIC II Regular Interests
and REMIC III Regular Interests SB-IO, SB-PO and IO.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to each REMIC I Regular  Interest ending with the designation  "A",  a per  annum  rate  equal to the  weighted  average  Net  Mortgage  Rate of the  Mortgage  Loans multiplied by two (2),  subject to a maximum rate of 10.40%.  With respect to each REMIC I Regular  Interest ending with the designation  "B", the greater of (x) a per annum rate equal to the excess,  if any, of (i) 2 multiplied by the weighted  average Net Mortgage Rate of the Mortgage Loans over  (ii) 10.40%  and (y) 0.00000%.  With respect to
REMIC I Regular Interest A-I, the weighted average of the Net Mortgage Rates of the Mortgage Loans.

         Uncertificated  REMIC II  Pass-Through  Rate:  With  respect to any  Distribution  Date and  (i) REMIC  II
Regular  Interests LT1 and LT2, the REMIC II Net WAC Rate, (ii) REMIC II Regular Interest LT3, zero (0.00%),  (iii)
REMIC II Regular  Interest LT4,  twice the REMIC II Net WAC Rate,  and (iv) REMIC II Regular  Interest  LT-IO,  the
excess of (i) the weighted average of the  Uncertificated  REMIC I Pass-Through Rates for REMIC I Regular Interests
ending with the designation "A", over (ii) 2 multiplied by Swap LIBOR.

         Underwriter:  Residential Funding Securities, LLC.

Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest
Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be  established  by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United
States dollar  deposits that appears on the Dow Jones Telerate  Screen Page 3750 as of 11:00 a.m.,  London time, on such LIBOR Rate Adjustment  Date.  "Dow Jones Telerate Screen Page 3750" means the display  designated as page 3750 on the  Telerate  Service  (or such  other  page as may  replace  page  3750 on that  service  for the  purpose  of displaying  London  interbank  offered  rates of major  banks).  If such rate does not appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered,  LIBOR shall be so established  by use of such other  service  for  displaying  LIBOR or  comparable  rates as may be  selected by the
Trustee after  consultation  with the Master  Servicer),  the rate will be the Reference  Bank Rate. The "Reference
Bank Rate" will be  determined  on the basis of the rates at which  deposits  in U.S.  Dollars  are  offered by the reference  banks (which  shall be any three major banks that are engaged in  transactions  in the London  interbank market,  selected by the Trustee after  consultation  with the Master  Servicer) as of 11:00 a.m.,  London time, on the LIBOR Rate Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts approximately  equal to the aggregate  Certificate  Principal  Balance of the LIBOR  Certificates then outstanding.
The Trustee will request the principal  London office of each of the reference  banks to provide a quotation of its rate.  If at least two such  quotations  are  provided,  the rate  will be the  arithmetic  mean of the  quotations rounded up to the next  multiple of 1/16%.  If on such date fewer than two  quotations  are provided as  requested, the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation  with the Master  Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the LIBOR Certificates then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date;  provided  however,  if, under the  priorities described above,  LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution  Date, the Trustee,  after  consultation with the Master Servicer,  shall select an alternative  comparable index (over which the Trustee has no control),  used for determining  one-month  Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

         The  establishment  of LIBOR by the Trustee and the Master  Servicer on any LIBOR Rate Adjustment Date and
the Master  Servicer's  subsequent  calculation of the Pass-Through  Rate applicable to the LIBOR  Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly  following each LIBOR Rate  Adjustment Date the Trustee shall supply the Master Servicer with the
results  of  its   determination   of  LIBOR  on  such  date.   Furthermore,   the  Trustee   will  supply  to  any
Certificateholder  so  requesting  by  telephone  by calling  (800)  735-7777  the  Pass-Through  Rate on the LIBOR
Certificates for the current and the immediately preceding Interest Accrual Period.

         Notwithstanding  the foregoing,  for the purpose of determining  the amount of any payment to be under the
Swap Agreement, LIBOR will be calculated as provided in the Swap Agreement.

Section 1.03.     Use of Words and Phrases.

         "Herein,"  "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter"  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing  Agreement to "interest" on and  "principal" of the Mortgage Loans shall mean, with respect to the Sharia  Mortgage Loans, if any,  amounts in respect profit payments and acquisition payments, respectively.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

         (a)      (See Section 2.01(a) of the Standard Terms).

         (b)      (See Section 2.01(b) of the Standard Terms).

         (c)      (See Section 2.01(c) of the Standard Terms).

         (d)      (See Section 2.01(d) of the Standard Terms).

         (e)      (See Section 2.01(e) of the Standard Terms).

         (f)      (See Section 2.01(f) of the Standard Terms).

         (g)      (See Section 2.01(g) of the Standard Terms).

         (h)      (See Section 2.01(h) of the Standard Terms).

Section 2.02.     Acceptance by Trustee.  (See Section 2.02 of the Standard Terms).

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)      (See Section 2.03(a) of the Standard Terms).

(b)      The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the  Closing  Date (or,  if  otherwise  specified  below,  as of the date so  specified  and  provided  that the percentages  of the Mortgage Loans  described in this clause (b) are  approximate  percentages by aggregate  Stated
Principal  Balance  determined as of the Cut-off Date after deducting  payments due during the month of the Cut-off
Date):

(i)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of  principal  and interest as of the Cut-off
                  Date and no Mortgage Loan has been so Delinquent  more than once in the 12-month  period prior to the Cut-off Date;

(ii)     The  information  set forth in Exhibit  One hereto  with  respect to each  Mortgage  Loan or the  Mortgage
                  Loans,  as the case may be, is true and  correct in all  material  respects  at the date or dates respecting which such information is furnished;

(iii)    The Mortgage  Loans are  adjustable-rate  mortgage  loans with  Monthly  Payments  due,  with respect to a majority  of the  Mortgage  Loans,  on the first  day of each  month  and  terms to  maturity  at origination or modification of not more than 30 years;

(iv)     To the best of the  Company's  knowledge,  each  Mortgage  Loan is  required  to be  covered by a standard hazard  insurance  policy.  If a  Mortgage  Loan  is  secured  by a  Mortgaged  Property  with  a
                  Loan-to-Value  Ratio at  origination  in excess of 80%,  such  Mortgage  Loan is the subject of a
                  Primary  Insurance  Policy that insures (a) at least 35% of the Stated  Principal  Balance of the
                  Mortgage Loan at origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  (b) at least  30%  of  the  Stated  Principal  Balance  of  the  Mortgage  Loan  at  origination  if the
                  Loan-to-Value  Ratio is  between  95.00%  and  90.01%,  (c) at least 25% of such  balance  if the
                  Loan-to-Value  Ratio is between  90.00%  and  85.01% and (d) at least 12% of such  balance if the
                  Loan-to-Value  Ratio is between 85.00% and 80.01%. To the best of the Company's  knowledge,  each such  Primary  Insurance  Policy is in full force and effect and the  Trustee is  entitled to the benefits thereunder;

(v)      The issuers of the Primary Insurance Policies are insurance  companies whose  claims-paying  abilities are currently acceptable to each Rating Agency;

(vi)     No more than approximately  0.8% of the Mortgage Loans are secured by Mortgaged  Properties located in any one zip code area in  Arizona,  and no more than  approximately  0.7% of the  Mortgage  Loans are secured by Mortgaged Properties located in any one zip code area outside Arizona;

(vii)    The  improvements  upon the  Mortgaged  Properties  are insured  against loss by fire and other hazards as required by the Program  Guide,  including  flood  insurance if required under the National Flood
                  Insurance  Act of 1968,  as amended.  The  Mortgage  requires  the  Mortgagor  to  maintain  such casualty  insurance  at  the  Mortgagor's  expense,  and  on the  Mortgagor's  failure  to do so, authorizes  the holder of the Mortgage to obtain and maintain such  insurance at the  Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii)   Immediately  prior to the assignment of the Mortgage Loans to the Trustee,  the Company had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or  security  interest  (other  than  rights to  servicing  and  related  compensation)  and such assignment  validly  transfers  ownership of the Mortgage  Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix)     No  more  than  approximately  71.18%  of the  Mortgage  Loans  were  underwritten  under a  reduced  loan documentation  program,  no more than approximately 8.72% of the Mortgage Loans were underwritten under a no-stated  income  program,  and no more than  approximately  3.06% of the Mortgage Loans were underwritten under a no income/no asset program;

(x)      Except with respect to no more than approximately  8.50% of the Mortgage Loans, the Mortgagor  represented in its loan  application  with respect to the related  Mortgage Loan that the Mortgaged  Property would be owner-occupied;

(xi)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
                  Regulation  Section  1.860G-2(a)(1),  (2),  (4),  (5),  (6), (7) and (9) without  reliance on the
                  provisions  of  Treasury  Regulation  Section   1.860G-2(a)(3)  or  Treasury  Regulation  Section
                  1.860G-2(f)(2)  or any other  provision  that  would  allow a  Mortgage  Loan to be  treated as a
                  "qualified   mortgage"   notwithstanding   its  failure  to  meet  the  requirements  of  Section
                  860G(a)(3)(A) of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2), (4), (5), (6),
                  (7) and (9);

(xiii)   A policy of title  insurance  was  effective  as of the  closing  of each  Mortgage  Loan and is valid and binding and  remains in full force and effect,  unless the  Mortgaged  Properties  are located in the State of Iowa and an  attorney's  certificate  has been  provided as described in the Program
                  Guide;

(xiv)    No more than approximatley 0.1% of the Mortgage Loans are Cooperative Loans;

(xv)     No more than approximatley 0.1% of the Mortgage Loans are Sharia Mortgage Loans;

(xvi)    With respect to each Mortgage Loan originated  under a "streamlined"  Mortgage Loan program (through which no new or updated  appraisals  of  Mortgaged  Properties  are  obtained  in  connection  with the refinancing  thereof),  the  related  Seller  has  represented  that  either (a) the value of the related  Mortgaged  Property as of the date the Mortgage  Loan was  originated  was not less than the appraised  value of such property at the time of origination of the refinanced  Mortgage Loan or (b) the  Loan-to-Value  Ratio  of the  Mortgage  Loan as of the  date  of  origination  of the
                  Mortgage Loan generally meets the Company's underwriting guidelines;

(xvii)   Interest on each Mortgage  Loan is  calculated on the basis of a 360-day year  consisting of twelve 30-day months;

(xviii)  None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xix)    None of the Mortgage Loans have been made to International Borrowers;

(xx)     No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government; and

(xxi)    None of the Mortgage  Loans are  Additional  Collateral  Loans and none of the Mortgage  Loans are Pledged
                  Asset Loans.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(b)  shall survive delivery of the respective Custodial Files to the Trustee or any Custodian.

         Upon  discovery by any of the Company,  the Master  Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give prompt written  notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement);  provided, however,  that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such  breach  shall  give such  notice  within  five days of  discovery.  Within 90 days of its discovery  or its  receipt of notice of breach,  the  Company  shall  either (i) cure such  breach in all  material respects  or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in Section  2.02;  provided  that the Company  shall have the option to  substitute  a  Qualified  Substitute
Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing
Date;  provided  that if the  omission  or defect  would  cause the  Mortgage  Loan to be other  than a  "qualified mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions by Residential  Funding.  It is understood and agreed that the  obligation  of the Company to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing  shall  constitute  the sole remedy  respecting  such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.04.     Representations and Warranties of Sellers.

         (See Section 2.04 of the Standard Terms).

Section 2.05.     Execution and Authentication of  Certificates/Issuance  of Certificates  Evidencing Interests in
REMICs.

         The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Custodial
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all  other  assets  included  in the  Trust  Fund  and/or  the  applicable  REMIC,  receipt  of which is  hereby acknowledged.  Concurrently  with such  delivery and in exchange  therefor,  the  Trustee,  pursuant to the written request of the Company  executed by an officer of the  Company,  has executed  and caused to be  authenticated  and delivered to or upon the order of the Company the Class R-1  Certificates in authorized  denominations  Component I of which,  together with the REMIC I Regular Interests,  evidence the beneficial interest in REMIC I, and Component
II of which, together with the REMIC II Regular Interests, evidence the beneficial interest in REMIC II.

Section 2.06.     Conveyance of Uncertificated REMIC Regular Interests; Acceptance by the Trustee.

         The Company,  as of the Closing  Date,  and  concurrently  with the execution  and delivery  hereof,  does hereby  assign  without  recourse  all the right,  title and  interest of the Company in and to the  Uncertificated
REMIC  Regular  Interests to the Trustee for the benefit of the Holders of each Class of  Certificates  (other than the Class R-1  Certificates  in respect of  Components  I and II, and with  respect to REMIC III Regular  Interests
SB-IO,  SB-PO and IO, the Class R-1  Certificates in respect of Components III). The Trustee  acknowledges  receipt of the  Uncertificated  REMIC Regular  Interests and declares that it holds and will hold the same in trust for the exclusive  use and benefit of all present and future  Holders of each Class of  Certificates  (other than the Class
R-1 Certificates in respect of Components I and II, and with respect to REMIC III Regular  Interests  SB-IO,  SB-PO and IO, the Class R-1  Certificates  in  respect of  Components  III).  The rights of the  Holders of each Class of
Certificates  (other than the Class R-1  Certificates  in respect of Components I and II) to receive  distributions from the  proceeds  of REMIC  III in  respect  of such  Classes  and the  rights  of the  Holders  of the  Class SB
Certificates  and the Class R-X Certificates to receive  distributions  from the proceeds of REMIC IV in respect of such Classes,  and all ownership  interests of the Holders of such Classes in such  distributions,  shall be as set forth in this Agreement.

Section 2.07.     Issuance of Certificates Evidencing Interest in REMIC III and REMIC IV.

         The Trustee  acknowledges  the  assignment  to it of the  Uncertificated  REMIC  Regular  Interests,  and,
concurrently  therewith and in exchange  therefor,  pursuant to the written  request of the Company  executed by an officer of the  Company,  the Trustee has  executed  and caused to be  authenticated  and  delivered to or upon the order of the Company,  (i) all Classes of Certificates  (other than the Class SB and the Class R-1  Certificates in respect of  Components I and II) in authorized  denominations,  which,  together  with REMIC III Regular  Interests
SB-IO,  SB-PO and IO,  evidence  the  beneficial  interests in the entire REMIC III and (ii) the Class SB and Class
R-X Certificates which evidence the beneficial interests in the entire REMIC IV.

Section 2.08.     Purposes and Powers of the Trust.

         (See Section 2.08 of the Standard Terms.)

Section 2.09.     Agreement Regarding Ability to Disclose.

         The Company,  the Master  Servicer and the Trustee  hereby  agree,  notwithstanding  any other  express or
implied  agreement  to  the  contrary,   that  any  and  all  Persons,  and  any  of  their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax  structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

Section 3.02.     Subservicing  Agreements Between Master Servicer and Subservicers;  Enforcement of Subservicers'
                           and Sellers' Obligations.  (See Section 3.02 of the Standard Terms)

Section 3.03.     Successor Subservicers.  (See Section 3.03 of the Standard Terms)

Section 3.04.     Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

Section 3.05.     No  Contractual  Relationship  Between  Subservicer  and  Trustee  or  Certificateholders.   (See
Section 3.05 of the Standard Terms)

Section 3.06.     Assumption  or  Termination  of  Subservicing  Agreements  by Trustee.  (See  Section 3.06 of the
Standard Terms)

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposit to Custodial Account.

         (a)               (See Section 3.07(a) of the Standard Terms)

         (b)               (See Section 3.07(b) of the Standard Terms)

         (c)               (See Section 3.07(c) of the Standard Terms)

         (d)               (See Section 3.07(d) of the Standard Terms)

         (e)               Notwithstanding  Section  3.07(a),  The  Master  Servicer  shall not waive (or  permit a
Subservicer  to waive) any  Prepayment  Charge unless:  (i) the  enforceability  thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws relating to creditors' rights generally,
(ii) the enforcement  thereof is illegal,  or any local, state or federal agency has threatened legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to acceleration in connection  with a  foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary  in servicing  similar  Mortgage Loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable  judgment of the Master Servicer,  maximize  recovery of total proceeds taking into account the value of such  Prepayment  Charge and the related  Mortgage  Loan. In no event will the Master  Servicer  waive a Prepayment
Charge in  connection  with a  refinancing  of a Mortgage  Loan that is not  related  to a default or a  reasonably foreseeable  default.  If a Prepayment Charge is waived, but does not meet the standards  described above, then the
Master  Servicer is required to remit the amount of such waived  Prepayment  Charge to the Trustee at the time that the amount prepaid on the related  Mortgage Loan is required to be deposited into the Custodial  Account,  and upon receipt  thereof and written  direction  with  respect  thereto,  the Trustee  shall  deposit  such amount into the
Certificate  Account.  Notwithstanding  any other  provisions  of this  Agreement,  any payments made by the Master
Servicer in respect of any waived  Prepayment  Charges  pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

Section 3.08.     Subservicing Accounts; Servicing Accounts.  (See Section 3.08 of the Standard Terms)

Section 3.09.     Access to Certain  Documentation  and  Information  Regarding  the Mortgage  Loans.  (See Section
3.09 of the Standard Terms)

Section 3.10.     Permitted Withdrawals from the Custodial Account.  (See Section 3.10 of the Standard Terms)

Section 3.11.     Maintenance of the Primary  Insurance  Policies;  Collections  Thereunder.  (See Section 3.011 of
the Standard Terms)

Section 3.12.     Maintenance  of Fire  Insurance  and Omissions  and Fidelity  Coverage.  (See Section 3.12 of the
Standard Terms)

Section 3.13.     Enforcement  of  Due-on-Sale   Clauses;   Assumption  and  Modification   Agreements;   Certain
                           Assignments.  (See Section 3.13 of the Standard Terms)

Section 3.14.     Realization Upon Defaulted Mortgage Loans.  (See Section 3.14 of the Standard Terms)

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)      (See Section 3.15(a) of the Standard Terms)

(b)      (See Section 3.15(b) of the Standard Terms)

(c)      (See Section 3.15(c) of the Standard Terms)

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

                  (a)      (See Section 3.16(a) of the Standard Terms)

                  (b)      Additional  servicing  compensation  in  the  form  of  assumption  fees,  late  payment charges,  investment  income on amounts in the Custodial  Account or the Certificate  Account or otherwise
         (but not including  Prepayment  Charges)  shall be retained by the Master  Servicer or the  Subservicer to the extent provided herein,  subject to clause (e) below.  Prepayment  charges, if any, shall be deposited into the Certificate  Account and shall be paid on each  Distribution  Date to the holders of the Class SB
         Certificates in accordance with the Certificate Principal Balance thereof.

                  (c)      (See Section 3.16(c) of the Standard Terms)

                  (d)      (See Section 3.16(d) of the Standard Terms)

                  (e)      (See Section 3.16(e) of the Standard Terms)

Section 3.17.     Reports to the Trustee and the Company.  (See Section 3.17 of the Standard Terms)

Section 3.18.     Annual Statement as to Compliance.  (See Section 3.18 of the Standard Terms)

Section 3.19.     Annual  Independent  Public  Accountants'  Servicing  Report.  (See  Section 3.19 of the Standard
Terms)

Section 3.20.     Rights of the  Company in  Respect of the Master  Servicer.  (See  Section 3.20  of the  Standard
Terms)

Section 3.21.     Administration of Buydown Funds.  (See Section 3.21 of the Standard Terms)

Section 3.22.     Advance Facility.  (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master Servicer on behalf of the Trustee shall  establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any Advance for the immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the Certificate
Account  pursuant to Section  3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and  (v) all  other  amounts  constituting  the  Available  Distribution  Amount  for  the  immediately  succeeding
Distribution Date.

                  On or prior to the  Business  Day  immediately  following  each  Determination  Date,  the Master
Servicer  shall  determine  any  amounts  owed by the Swap  Counterparty  under the Swap  Agreement  and inform the
Supplemental Interest Trust Trustee in writing of the amount so calculated.

(b)      (See Section 4.01(b) of the Standard Terms)

Section 4.02.     Distributions.

(a)      On each  Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available  Distribution  Amount to the extent on deposit in the Certificate Account for such date to the interests issued in respect of REMIC I, REMIC II, REMIC III and REMIC IV as specified in this Section.

(b)      (1)               On each  Distribution  Date,  the REMIC I  Distribution  Amount shall be  distributed by
REMIC I to REMIC II on account of the REMIC I Regular  Interests in the amounts and with the  priorities  set forth in the definition thereof.

                           (2)      On  each  Distribution  Date,  the  REMIC II   Distribution   Amount  shall  be
      distributed  by REMIC II to REMIC III on account of the  REMIC II  Regular  Interests in the amounts and with the priorities set forth in the definition thereof.

                           (3)      On each  Distribution  Date, the REMIC III Distribution  Amount shall be deemed
      to  have   been   distributed   by  REMIC   III  to  the   Certificateholders   (other   than  the  Class  SB
      Certificateholders)  on account of the REMIC III  Regular  Interests  represented  thereby and to REMIC IV on account of REMIC III Regular  Interests SB-IO,  SB-PO and IO in the amounts and with the priorities set forth in the definition thereof.

                           (4)      On each Distribution Date, the REMIC IV Distribution  Amount shall be deemed to have been  distributed  by REMIC IV to the Class SB  Certificateholders  on  account  of the REMIC IV Regular
      Interests as set forth in the definition thereof.

                           (5)      On each  Distribution  Date, the amount, if any, deemed received by the holders of the Class SB  Certificates  in respect of REMIC IV Regular  Interest IO and under the SB-AM Swap Agreement shall be deemed to have been paid on behalf of the Class SB Certificates  by the Trustee  pursuant to Section
      4.09 in respect  of the Net Swap  Payment  owed to the Swap  Counterparty.  On each  Distribution  Date,  the amount,  if any,  received by the Trustee from the Swap  Counterparty  in respect of the Swap Agreement shall be deemed to have  been  received  by the  Supplemental  Interest  Trust  Trustee  on behalf of the  Class SB
      Certificates.  On each Distribution  Date,  amounts paid to the Class A Certificates and Class M Certificates pursuant to Section  4.02(c)(v) in respect of Basis Risk  Shortfall  shall be deemed to have been paid by the
      Class SB Certificateholder pursuant to the SB-AM Swap Agreement.

                           (6)      Notwithstanding   the   distributions   described  in  this  Section   4.02(b),
distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(c)      On each  Distribution  Date (x) the Master  Servicer  on behalf of the  Trustee  or (y) the  Paying  Agent appointed by the Trustee and the Supplemental  Interest Trust Trustee,  shall distribute to each  Certificateholder of record on the next  preceding  Record  Date  (other  than as  provided  in Section  9.01 of the  Standard  Terms respecting the final  distribution)  either in immediately  available  funds (by wire transfer or otherwise) to the account of such  Certificateholder  at a bank or other  entity  having  appropriate  facilities  therefor,  if such
Certificateholder  has so  notified  the  Master  Servicer  or the  Paying  Agent,  as the case may be, or, if such
Certificateholder  has not so notified the Master  Servicer or the Paying Agent by the Record Date, by check mailed
to  such   Certificateholder   at  the  address  of  such  Holder  appearing  in  the  Certificate   Register  such
Certificateholder's  share  (which  share  with  respect  to each  Class  of  Certificates,  shall  be based on the aggregate of the Percentage  Interests  represented by Certificates of the applicable  Class held by such Holder of the  following  amounts),  in the  following  order  of  priority,  in each  case to the  extent  of the  Available
Distribution Amount on deposit in the Certificate  Account and the Supplemental  Interest Trust Account pursuant to
Section 4.09(c):

(i)      The Interest Distribution Amount, sequentially:

                                    (A)     first,  to the  Class A  Certificates,  on a pro  rata  basis,  Accrued
                  Certificate  Interest  due  thereon  for such  Distribution  Date  plus any  Accrued  Certificate
                  Interest due thereon remaining unpaid from any prior  Distribution  Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

                                    (B)     second, to the Class M-1  Certificates,  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (C)     third, to the Class M-2 Certificates  Accrued Certificate  Interest due
                  thereon for such  Distribution Date plus any Accrued  Certificate  Interest due thereon remaining unpaid  from  any  prior  Distribution  Date,  together  with  interest  thereon  at the  related
                  Pass-Through Rate in effect for such Distribution Date;

                                    (D)     fourth,  to the Class M-3  Certificates  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  related  Accrued  Certificate  Interest  due thereon  remaining  unpaid from any prior  Distribution  Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

                                    (E)     fifth,  to the Class M-4  Certificates,  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (F)     sixth, to the Class M-5 Certificates  Accrued Certificate  Interest due
                  thereon for such  Distribution Date plus any Accrued  Certificate  Interest due thereon remaining unpaid  from  any  prior  Distribution  Date,  together  with  interest  thereon  at the  related
                  Pass-Through Rate in effect for such Distribution Date;

(ii)     to the Class A  Certificateholders  and Class M  Certificateholders  from the amount, if any, of Available
                  Distribution  Amount  remaining  after the foregoing  distributions,  the Principal  Distribution
                  Amount,  which  amount  shall be  allocated  in the  manner  and  priority  set forth in  Section
                  4.02(d),   until  the  aggregate   Certificate  Principal  Balance  of  each  Class  of  Class  A
                  Certificates and Class M Certificates has been reduced to zero;

(iii)    to the Class A Certificateholders  and Class M Certificateholders  from the amount, if any, of Excess Cash
                  Flow remaining after the foregoing  distributions,  the amount of any related Prepayment Interest
                  Shortfalls  with  respect to the Mortgage  Loans for that  Distribution  Date,  to the extent not covered by Compensating  Interest on such  Distribution  Date, which amount shall be allocated to the Class A Certificateholders  and Class M Certificateholders  on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto for such Distribution Date;

(iv)     to the Class A Certificateholders  and Class M Certificateholders  from the amount, if any, of Excess Cash
                  Flow  remaining  after  the  foregoing  distributions,  the  amount  of any  Prepayment  Interest
                  Shortfalls  allocated  thereto  remaining  unpaid from prior  Distribution  Dates  together  with interest thereon at the related  Pass-Through  Rate in effect for such  Distribution  Date, which amount shall be allocated to the Class A Certificateholders  and Class M Certificateholders  on a
                  pro rata basis, based on the amount of Prepayment Interest Shortfalls remaining unpaid;

(v)      to the  Class A  Certificates  and Class M  Certificates  from the  amount,  if any,  of Excess  Cash Flow remaining  after the  foregoing  distributions  the  amount of any Basis Risk  Shortfall  on such
                  Certificates,  which amount shall be allocated  first,  to the Class A Certificates on a pro rata basis,  based on their  respective  Basis Risk  Shortfall for such  Distribution  Date, and then,
                  sequentially,   to  the  Class   M-1,   Class   M-2,   Class   M-3,   Class  M-4  and  Class  M-5
                  Certificateholders, in that order;

(vi)     to pay the holders of the Class A Certificates  and Class M  Certificates,  on a pro rata basis,  based on
                  Relief Act  Shortfalls  allocated  thereto for such  Distribution  Date, the amount of any Relief
                  Act Shortfalls allocated thereto with respect to the Mortgage Loans for such Distribution Date,

(vii)    first,  to the Class A  Certificateholders,  the  principal  portion  of any  Realized  Losses  previously allocated to those  Certificates and remaining  unreimbursed,  on a pro rata basis based on their respective  principal portion of any Realized Losses previously  allocated to those  Certificates and remaining  unreimbursed,  and then,  sequentially,  to the Class M-1,  Class M-2,  Class M-3,
                  Class  M-4 and  Class  M-5  Certificateholders,  in that  order,  the  principal  portion  of any
                  Realized Losses previously allocated to such Class and remaining unreimbursed;

(viii)   to the  Supplemental  Interest Trust Account for payment to the Swap  Counterparty,  any Swap  Termination
                  Payments due to a Swap Counterparty Trigger Event;

(ix)     to the Class SB  Certificates in accordance  with the Notional  Amount  thereof,  (A) from the amount,  if any, of the Available  Distribution Amount remaining after the foregoing  distributions,  the sum of (I)  Accrued  Certificate  Interest  thereon,  (II) the  amount  of any  Overcollateralization
                  Reduction  Amount  for such  Distribution  Date and (III)  for any  Distribution  Date  after the
                  Certificate  Principal  Balance  of each Class A  Certificate  and Class M  Certificate  has been reduced to zero, the  Overcollateralization  Amount,  (B) from  prepayment  charges on deposit in the  Certificate  Account,  any  prepayment  charges  received on the  Mortgage  Loans during the related Prepayment  Period, and (C) from the Net Swap Payments owed by the Swap Counterparty,  if any, the amount of such Net Swap Payments remaining after the foregoing distributions; and

(x)      to the Class R-1  Certificateholders  in respect of Component  III, the balance,  if any, of the Available
                  Distribution Amount.

         All payments of amounts in respect of Basis Risk  Shortfall  made  pursuant to Section  4.02(c)(v)  shall, for federal income tax purposes,  be deemed to have been  distributed  from REMIC IV to the holders of the Class SB
Certificates  and then paid  outside  of any REMIC to the  recipients  thereof  pursuant  to an  interest  rate cap contract.  By accepting  their  Certificates  the holders of the  Certificates  agree to treat such payments in the manner described in the preceding sentence for purposes of filing their income tax returns.

(d)      The   Principal   Distribution   Amount   payable   to  the  Class  A   Certificateholders   and  Class  M
Certificateholders shall be distributed as follows:

(i)      first,  the Class A Principal  Distribution  Amount shall be distributed to the Class A Certificates  on a pro rata basis in accordance with their  respective  Certificate  Principal  Balances,  until the
                  Certificate Principal Balances thereof have been reduced to zero;

(ii)     second,  the Class M-1 Principal  Distribution  Amount shall be distributed to the Class M-1  Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(iii)    third,  the Class M-2 Principal  Distribution  Amount shall be distributed  to the Class M-2  Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(iv)     fourth,  the Class M-3 Principal  Distribution  Amount shall be distributed to the Class M-3  Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(v)      fifth,  the Class M-4 Principal  Distribution  Amount shall be distributed  to the Class M-4  Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

(vi)     sixth,  the Class M-5 Principal  Distribution  Amount shall be distributed  to the Class M-5  Certificates until the Certificate Principal Balance thereof has been reduced to zero.

(e)      Notwithstanding  the  foregoing  clauses (c) and (d),  upon the  reduction  of the  Certificate  Principal
Balance of a Class of Class A Certificates or Class M Certificates  to zero,  such Class of  Certificates  will not be entitled to further  distributions  pursuant to Section  4.02,  including,  without  limitation,  the payment of current and  unreimbursed  Prepayment  Interest  Shortfalls  pursuant to clauses  (c)(iii)  and (iv) and Basis Risk
Shortfall pursuant to clause (c)(v).

(f)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the  Depository  shall be solely  responsible  for crediting the amount of such  distribution  to the accounts of its Depository  Participants in accordance  with its normal  procedures.  Each  Depository  Participant shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect  participating  brokerage firm (a "brokerage  firm") for which it acts as agent. Each brokerage firm shall be  responsible  for  disbursing  funds to the  Certificate  Owners that it  represents.  None of the Trustee,  the
Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g)      [Reserved].

(h)      Except as otherwise  provided in Section 9.01 of the Standard Terms,  if the Master  Servicer  anticipates that a final  distribution  with respect to any Class of Certificates will be made on a future  Distribution  Date, the Master  Servicer  shall, no later than 40 days prior to such final  Distribution  Date,  notify the Trustee and the Trustee  shall,  not earlier than the 15th day and not later than the 25th day of the month next  preceding the month of such  final  distribution,  distribute,  or cause  to be  distributed,  to each  Holder  of such  Class of
Certificates a notice to the effect that: (i) the Trustee  anticipates that the final  distribution with respect to such Class of  Certificates  will be made on such  Distribution  Date but only upon  presentation  and surrender of such  Certificates  at the office of the Trustee or as  otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the  related  Interest  Accrual  Period.  In the event that
Certificateholders  required to surrender their  Certificates  pursuant to Section 9.01(c) of the Standard Terms do not surrender their Certificates for final  cancellation,  the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate  non-interest  bearing escrow account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

Section 4.03.     Statements to  Certificateholders;  Statements to the Rating  Agencies;  Exchange Act  Reporting.
(See Section 4.03 of the Standard Terms)

Section 4.04.     Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

                  (a)      (See Section 4.04(a) of the Standard Terms)

                  (b)      (See Section 4.04(b) of the Standard Terms)

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction  in the  interest  portion  of the  Monthly  Payment  due in the month in which  such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized  Losses on
the Mortgage Loans shall be allocated as follows:

         first,  to the  Excess  Cash Flow as part of the  Principal  Distribution  Amount as  provided  in Section
4.02(c), to the extent of the Excess Cash Flow for such Distribution Date,

         second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

         third, to the Class M-5  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         fourth,  to the Class M-4 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

         fifth, to the Class M-3  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         sixth, to the Class M-2  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         seventh, to the Class M-1 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

         eighth, to the Class A-2  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; and

         ninth, to the Class A-1  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero.

         As used  herein,  an  allocation  of a Realized  Loss on a "pro rata  basis"  among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the principal  portion of a Realized
Loss or based on the Accrued  Certificate  Interest thereon payable in respect of such  Distribution  Date (without regard to any Compensating  Interest allocated to the Available  Distribution Amount for such Distribution Date) in the case of an interest portion of a Realized Loss.

(b)      Any  allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to the
Class of Class A  Certificates  or Class M  Certificates  on any  Distribution  Date shall be made by reducing  the
Certificate  Principal  Balance  thereof  by the  amount so  allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date,  until the  Certificate  Principal  Balance thereof has been reduced to zero;
provided,  that no such reduction  shall reduce the aggregate  Certificate  Principal  Balance of the  Certificates
below the  aggregate  Stated  Principal  Balance of the Mortgage  Loans.  Allocations  of the interest  portions of
Realized Losses (other than any interest rate reduction  resulting from a Servicing  Modification)  to any Class of
Class of Class A Certificates  or Class M Certificates on any  Distribution  Date shall be made by operation of the definition  of  "Accrued  Certificate  Interest"  for each Class for such  Distribution  Date.  Allocations  of the interest  portion of a Realized  Loss  resulting  from an interest rate  reduction in  connection  with a Servicing
Modification  shall be made by operation of the priority of payment  provisions  of Section  4.02(c).  All Realized
Losses  and  all  other  losses  allocated  to a Class  of  Certificates  hereunder  will be  allocated  among  the
Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(c)      Realized  Losses shall be allocated  among the REMIC I Regular  Interests  pursuant to the  definition  of
REMIC I Realized Losses and the REMIC II Regular Interests pursuant to the definition of REMIC II Realized Losses.

(d)      Realized  Losses  allocated  to the  Excess  Cash Flow or the  Overcollateralization  Amount  pursuant  to paragraphs (a),  (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of
Section 4.02(c)  shall be deemed  allocated to the Class SB  Certificates  in accordance  with the Notional  Amount thereof.  Realized  Losses  allocated  to the  Class SB  Certificates  shall,  to the extent such  Realized  Losses represent  Realized  Losses on an interest  portion,  be allocated to REMIC III Regular  Interest  SB-IO.  Realized
Losses  allocated  to the Excess Cash Flow  pursuant to  paragraph  (b) of this  Section shall  be deemed to reduce
Accrued   Certificate   Interest  on  REMIC  III  Regular   Interest  SB-IO.   Realized  Losses  allocated  to  the
Overcollateralization  Amount  pursuant  to  paragraph  (b) of  this  Section shall  be deemed  first to reduce the principal  balance of REMIC III Regular  Interest  SB-PO until such  principal  balance  shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on REMIC III Regular Interest SB-IO.

Section 4.06.     Reports  of  Foreclosures  and  Abandonment  of  Mortgaged  Property.  (See  Section  4.06 of the
Standard Terms.)

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms.)

Section 4.08.     Surety Bond.  (See Section 4.08 of the Standard Terms.)

Section 4.09.     Swap Agreement.

(a)      On the Closing  Date,  the  Supplemental  Interest  Trust  Trustee shall (i) establish and maintain in its name, in trust for the benefit of the  Certificateholders,  the  Supplemental  Interest  Trust Account and (ii) for
the benefit of the Certificateholders, cause the Supplemental Interest Trust to enter into the Swap Agreement.

(b)      The  Supplemental  Interest  Trust Trustee shall deposit in the  Supplemental  Interest  Trust Account all payments  that are  payable to the Trust Fund under the Swap  Agreement.  Net Swap  Payments  and Swap  Termination
Payments (other than Swap Termination  Payments  resulting from a Swap  Counterparty  Trigger Event) payable by the
Supplemental  Interest Trust to the Swap  Counterparty  pursuant to the Swap  Agreement  shall be excluded from the
Available   Distribution   Amount  and  paid  to  the  Swap   Counterparty   prior  to  any  distributions  to  the
Certificateholders.  On each  Distribution  Date, such amounts will be remitted by the Supplemental  Interest Trust
Trustee to the  Supplemental  Interest  Trust Account for payment to the Swap  Counterparty,  first to make any Net
Swap Payment owed to the Swap Counterparty  pursuant to the Swap Agreement for such  Distribution  Date, and second to make any Swap Termination  Payment (not due to a Swap Counterparty  Trigger Event) owed to the Swap Counterparty pursuant to the Swap Agreement for such  Distribution  Date. For federal income tax purposes,  such amounts paid to the Supplemental  Interest Trust Account on each  Distribution  Date shall first be deemed paid to the Supplemental
Interest  Trust Account in respect of REMIC IV  Regular  Interest IO to the extent of the amount  distributable  on such REMIC IV Regular Interest IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the
Supplemental  Interest  Trust  Account  in  respect  of the SB-AM  Swap  Agreement.  Any Swap  Termination  Payment
triggered by a Swap Counterparty  Trigger Event owed to the Swap  Counterparty  pursuant to the Swap Agreement will be subordinated to  distributions  to the Holders of the Class A Certificates and Class M Certificates and shall be paid as set forth under Section 4.02.

(c)      Net Swap Payments payable by the Swap  Counterparty to the  Supplemental  Interest Trust Trustee on behalf of the Trust Fund pursuant to the Swap  Agreement  shall be deposited by the  Supplemental  Interest  Trust Trustee into the Supplemental Interest Trust Account and shall be applied  in accordance with Section 4.02.

(d)      Subject to Sections 8.01 and 8.02 of the Standard Terms,  the  Supplemental  Interest Trust Trustee agrees to comply with the terms of the Swap  Agreement and to enforce the terms and  provisions  thereof  against the Swap
Counterparty  at the  written  direction  of the  Holders of  Certificates  entitled  to at least 51% of the Voting
Rights,   or  if  the   Supplemental   Interest   Trust  Trustee  does  not  receive  such   direction   from  such
Certificateholders, then at the written direction of Residential Funding.

(e)      The  Supplemental  Interest Trust Account shall be an Eligible  Account.  Amounts held in the Supplemental
Interest  Trust  Account from time to time shall  continue to constitute  assets of the Trust Fund,  but not of the
REMICs,  until  released  from  the  Supplemental  Interest  Trust  Account  pursuant  to  this  Section 4.09.  The
Supplemental  Interest  Trust  Account  constitutes  an  "outside  reserve  fund"  within the  meaning of  Treasury
Regulation Section 1.860G-2(h)  and is not an asset of the REMICs.  The  Class SB  Certificateholders  shall be the owners of the  Supplemental  Interest Trust  Account.  The  Supplemental  Interest Trust Trustee shall keep records that  accurately  reflect  the funds on  deposit in the  Supplemental  Interest  Trust  Account.  The  Supplemental
Interest Trust Trustee shall,  at the written  direction of the Master  Servicer,  invest amounts on deposit in the
Supplemental  Interest  Trust  Account  in  Permitted  Investments.  In the  absence of  written  direction  to the
Supplemental  Interest  Trust  Trustee  from the Master  Servicer,  all funds in the  Supplemental  Interest  Trust
Account shall remain uninvested.

(f)      The  Supplemental  Interest  Trust  Trustee  shall  enter into the SB-AM Swap  Agreement  on behalf of the holders of the Class A Certificates  and Class M Certificates  on the one hand, and on behalf of the holders of the
Class SB  Certificates  on the other  hand.  Pursuant  to the SB-AM Swap  Agreement,  all  holders of  Certificates
(other than the Class SB  Certificates and Class R  Certificates) shall be treated as having agreed to pay, on each
Distribution  Date, to the holder of the Class SB  Certificates an aggregate amount equal to the excess, if any, of
(i) the amount payable on such Distribution  Date on the REMIC III Regular Interest  corresponding to such Class of
Certificates  over (ii) the amount payable on such Class of Certificates on such  Distribution Date (such excess, a
"Class IO Distribution  Amount").  In addition,  pursuant to the SB-AM Swap Agreement,  the holders of the Class SB
Certificates  shall be treated as having  agreed to pay the  related  Basis Risk  Shortfalls  to the holders of the
Certificates  (other than the Class SB and Class R  Certificates)  in accordance  with the terms of this Agreement.
Any payments to the  Certificates  from amounts deemed received in respect of the SB-AM Swap Agreement shall not be payments with respect to a "regular  interest" in a REMIC within the meaning of Code  Section 860G(a)(1).  However, any payment from the Certificates  (other than the Class SB  Certificates  and Class R  Certificates) of a Class IO
Distribution  Amount shall be treated for tax purposes as having been received by the holders of such  Certificates in respect of the REMIC III Regular  Interest  corresponding  to such Class of Certificates and as having been paid by such holders to the  Supplemental  Interest  Trust  Account  pursuant to the SB-AM Swap  Agreement.  Thus,  each
Certificate  (other than the Class R  Certificates)  shall be treated as representing not only ownership of regular interests in REMIC III or REMIC IV, as  applicable,  but also  ownership of an interest  in, and  obligations  with respect to, a notional principal contract.

(g)      Upon the  occurrence of an Early  Termination  Date,  the  Supplemental  Interest  Trust Trustee shall use reasonable  efforts to appoint a successor swap  counterparty.  To the extent that the Supplemental  Interest Trust
Trustee receives a Swap Termination  Payment from the Swap  Counterparty,  the Supplemental  Interest Trust Trustee
shall apply such Swap  Termination  Payment to appoint a successor swap  counterparty.  In the event that the trust receives a Swap  Termination  Payment  from the Swap  Counterparty  and a  replacement  swap  agreement  or similar agreement cannot be obtained within 30 days after receipt by the  Supplemental  Interest Trust Trustee of such Swap
Termination  Payment,  then the  Supplemental  Interest Trust Trustee shall deposit such Swap  Termination  Payment into a separate,  non interest bearing account and will, on each subsequent  Distribution  Date,  withdraw from the amount then  remaining on deposit in such reserve  account an amount equal to the Net Swap  Payment,  if any,  that would have been paid to the Trust by the original Swap  Counterparty  calculated  in  accordance  with the terms of the  original  Swap  Agreement,  and  deposit  such  amount  into  the  Supplemental  Interest  Trust  Account  for distribution on such  Distribution  Date pursuant to  Section 4.02(c).  To the extent that the Trust is required to pay a Swap Termination  Payment to the Swap  Counterparty,  any upfront payment received from the counterparty to a replacement  swap  agreement  will be used to pay such Swap  Termination  Payment prior to using any portion of the
Available Distribution Amount for such Distribution Date.

Section 4.10.     Collateral Account.

(a)      The  Supplemental  Interest  Trust  Trustee  shall  establish  and  maintain  the  Collateral  Account,  a non-interest  bearing trust  account,  in which  collateral  received  from the Swap Provider  pursuant to the Swap
Agreement  shall be  deposited.  Funds in the  Collateral  Account  may be  invested in  Permitted  Investments  as directed by the Swap  Provider in writing to the  Trustee.  All such  investments  shall be made in the name of the
Supplemental  Interest  Trust Trustee and all income and gain realized  from the  investment of funds  deposited in the  Collateral  Account shall be for the benefit of the Swap Provider.  At the time the Swap Provider  directs the
Trustee to invest funds held in the  Collateral  Account,  the Swap  Provider  shall agree in writing to deposit in the Collateral  Account the amount of any loss of principal  incurred in respect of any investment  made with funds in such  account  immediately  upon  realization  of such loss.  In the  absence of  written  instructions  and the agreement described in the preceeding  sentence,  all funds in the Collateral Account shall remain uninvested.  The
Supplemental  Interest  Trust Trustee shall  withdraw from the  Collateral  Account and return to the Swap Provider collateral  held in the  Collateral  Account as  provided  in the Swap  Agreement.  Upon the  occurrence  of a Swap
Agreement  Event of Default,  Specified  Condition or Early  Termination  Date which results from a Swap  Agreement
Event of Default or Specified  Condition,  the  Supplemental  Interest  Trust  Trustee  shall apply any proceeds in respect of collateral  held in the Collateral  Acccount to any amounts payable by the Swap  Counterparty  under the
Swap Agreement.

(b)      The  Supplemental  Interest  Trust  Trustee  shall give notice to the Swap Provider of the location of the
Collateral Account maintained by it when established and prior to any change thereof.

ARTICLE V

                                                 THE CERTIFICATES

Section 5.01.     The Certificates.  (See Section 5.01 of the Standard Terms)

Section 5.02.     Registration of Transfer and Exchange of Certificates

(a)      (See Section 5.02(a) of the Standard Terms)

(b)      (See Section 5.02(b) of the Standard Terms)

(c)      (See Section 5.02(c) of the Standard Terms)

(d)      No  transfer,  sale,  pledge or other  disposition  of a Class SB  Certificate  shall be made  unless such transfer,  sale, pledge or other disposition is exempt from the registration  requirements of the Securities Act of
1933,  as amended,  and any  applicable  state  securities  laws or is made in  accordance  with said Act and laws.
Except with  respect to (i) the  transfer of a Class SB  Certificate  by the Company to an Affiliate of the Company
or the  transfer of a Class SB  Certificate  from the Company or an  Affiliate  of the Company to an owner trust or other entity  established  by the Company  (including to the Trustee,  as a NIM  Trustee),  or (ii) a transfer of a
Class SB  Certificate  from the NIM  Trustee to the Company or an  Affiliate  of the  Company,  in the event that a transfer of a Class SB  Certificate  is to be made either  (i)(A) the Trustee  shall  require a written  Opinion of
Counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee and the Company that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which  Opinion of Counsel shall not be an expense of the
Trustee,  the Company or the Master  Servicer  (except  that, if such transfer is made by the Company or the Master
Servicer or any  Affiliate  thereof,  the Company or the Master  Servicer  shall provide such Opinion of Counsel at their own  expense);  provided  that such  Opinion of Counsel will not be required in  connection  with the initial transfer of any such  Certificate  by the Company or any  Affiliate  thereof to the Company or an  Affiliate of the
Company and (B) the Trustee shall require the transferee to execute a representation  letter,  substantially in the form of Exhibit H to the Standard Terms,  and the Trustee shall require the transferor to execute a  representation letter,  substantially  in the  form of  Exhibit  I to the  Standard  Terms,  each  acceptable  to and in form  and substance  satisfactory  to the  Company  and the  Trustee  certifying  to the  Company  and the  Trustee the facts surrounding  such transfer,  which  representation  letters shall not be an expense of the Trustee,  the Company or the Master Servicer;  provided,  however, that such representation  letters will not be required in connection with any  transfer of any such  Certificate  by the Company or any  Affiliate  thereof to the Company or an Affiliate of the  Company,  and the Trustee  shall be entitled  to  conclusively  rely upon a  representation  (which,  upon the request of the Trustee,  shall be a written  representation)  from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective  transferee of such a Certificate  shall be required to provide the Trustee,  the Company and the Master Servicer with an investment letter  substantially in the form of Exhibit J attached to the Standard Terms (or such other form as the Company in its sole discretion deems  acceptable),  which investment  letter  shall  not be an  expense  of the  Trustee,  the  Company  or the  Master  Servicer,  and which investment  letter states that,  among other things,  such transferee (A) is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own account or the accounts of other "qualified  institutional  buyers" as defined  under Rule 144A and (B) is aware  that the  proposed  transferor  intends  to rely on the  exemption  from registration  requirements  under the Securities Act of 1933, as amended,  provided by Rule 144A. Any transferee of an interest in a Rule 144A Global  Offered  Certificate  from a holder of an interest in a Rule 144A Global Offered
Certificate  will be deemed to have  represented and warranted as to the matters set forth in Exhibit I attached to the Standard  Terms.  The Holder of any such  Certificate  desiring to effect any such  transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to, indemnify the Trustee,  the Company,  the Master Servicer and
the  Certificate  Registrar  against  any  liability  that  may  result  if the  transfer,  sale,  pledge  or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)      (i)               In the case of any Class SB or Class R  Certificate  presented for  registration  in the name of any  Person,  either (A) the  Trustee  shall  require an Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the Company and the Master  Servicer to the effect that the  purchase or holding of such Class SB or Class R  Certificate  is  permissible  under  applicable  law,  will not  constitute or result in any non-exempt  prohibited  transaction under Section 406 of the Employee  Retirement Income Security Act
of  1974,  as  amended  ("ERISA"),  or  Section  4975 of the  Code  (or  comparable  provisions  of any  subsequent enactments),  and will not subject the Trustee,  the Company or the Master  Servicer to any obligation or liability
(including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in this  Agreement,  which  Opinion of  Counsel  shall not be an expense  of the  Trustee,  the  Company or the Master
Servicer or (B) the  prospective  Transferee  shall be required to provide the Trustee,  the Company and the Master
Servicer with a  certification  to the effect set forth in paragraph six of Exhibit H (with respect to any Class SB
Certificate) or paragraph  fifteen of Exhibit G-1 (with respect to any Class R Certificate),  which the Trustee may rely upon  without  further  inquiry  or  investigation,  or such  other  certifications  as the  Trustee  may deem desirable or necessary in order to establish  that such  Transferee  or the Person in whose name such  registration is  requested  either (a) is not an  employee  benefit  plan or other plan  subject to the  prohibited  transaction provisions  of ERISA or  Section  4975 of the  Code,  or any  Person  (including  an  investment  manager,  a named fiduciary  or a trustee of any such plan) who is using "plan  assets" of any such plan to effect  such  acquisition
(each,  a  "Plan  Investor")  or (b) in the  case  of any  Class  SB  Certificate,  the  following  conditions  are satisfied:  (i) such  Transferee  is an insurance  company,  (ii) the source of funds used to purchase or hold such
Certificate  (or interest  therein) is an "insurance  company  general  account" (as defined in U.S.  Department of
Labor Prohibited  Transaction Class Exemption  ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and
III of PTCE 95-60 have been  satisfied  (each  entity  that  satisfies  this  clause  (b), a  "Complying  Insurance
Company").

         (ii)     Any Transferee of a Class M Certificate (or interest  therein)  acquired after termination of the
Swap Agreement  will be deemed to have  represented  by virtue of its purchase or holding of such  Certificate  (or interest  therein) that either (a) such Transferee is not a Plan Investor,  (b) it has acquired and is holding such
Certificate in reliance on Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently amended, PTE 2002-41,
67 Fed.  Reg.  54487  (August  22,  2002) (the "RFC  Exemption"),  and that it  understands  that there are certain conditions to the  availability of the RFC Exemption  including that such Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by Standard & Poor's,  Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

         (iii)    (A) If any Class M  Certificate  (or any  interest  therein)  is  acquired  or held by any Person that  does not  satisfy  the  conditions  described  in  paragraph  (ii)  above,  then the last  preceding
         Transferee that either (i) is not a Plan Investor,  (ii) acquired such  Certificate in compliance with the
         RFC Exemption,  or (iii) is a Complying  Insurance  Company shall be restored,  to the extent permitted by law, to all rights and obligations as Certificate  Owner thereof  retroactive to the date of such Transfer of such  Class M  Certificate.  The  Trustee  shall be under no  liability  to any  Person  for making any payments due on such Certificate to such preceding Transferee.

                  (B)      Any  purported   Certificate   Owner  whose  acquisition  or  holding  of  any  Class  M
         Certificate  (or interest  therein) was effected in violation of the  restrictions in this Section 5.02(e)
         shall indemnify and hold harmless the Company,  the Trustee,  the Master Servicer,  any  Subservicer,  the
         Underwriters  and the Trust Fund from and  against  any and all  liabilities,  claims,  costs or  expenses incurred by such parties as a result of such acquisition or holding.

         (iv)     Each  Holder of a  Certificate  or any  interest  therein  acquired  as of any date  prior to the termination of the Swap Agreement that is a Plan Investor shall be deemed to have  represented,  by its acquisition or holding of such Certificate or any interest  therein,  that at least one of PTCE 84-14,  90-1,  91-38,  95-60 or
96-23 or other  applicable  exemption  applies to such Holder's  right to receive  payments  from the  Supplemental
Interest Trust.

(f)      (See Section 5.02(f) of the Standard Terms)

(g)      (See Section 5.02(g) of the Standard Terms)

(h)      (See Section 5.02(h) of the Standard Terms)

(i)      Notwithstanding  anything to the contrary  contained herein,  the Trustee shall not permit the transfer of a beneficial  interest in a Class SB  Certificate  unless the  transferee  executes and delivers to the Trustee any certification that is required pursuant to Section 10.06(c) prior to transfer.

(ii)     [Reserved.]

(iii)    [Reserved.]

(iv)     [Reserved.]

(v)      [Reserved.]

(vi)     [Reserved.]

(vii)    [Reserved.]

(viii)   [Reserved.]

(ix)     [Reserved.]

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.  (See Section 5.03 of the Standard Terms)

Section 5.04.     Persons Deemed Owners.  (See Section 5.04 of the Standard Terms)

Section 5.05.     Appointment of Paying Agent.

                  The Trustee and  Supplemental  Interest  Trust Trustee may appoint a Paying Agent for the purpose of  making  distributions  to  the  Certificateholders  pursuant  to  Section  4.02.  In  the  event  of  any  such appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee or Supplemental
Interest  Trust  Trustee,  as  applicable,  shall  deposit or cause to be  deposited  with the  Paying  Agent a sum sufficient  to make the  payments  to the  Certificateholders  in the  amounts  and in the manner  provided  for in
Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

                  The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall cause each Paying
Agent to execute and deliver to the Trustee or Supplemental  Interest Trust Trustee,  as applicable,  an instrument in which such Paying Agent shall agree with the Trustee or  Supplemental  Interest  Trust  Trustee,  as applicable, that such Paying  Agent shall hold all sums held by it for the payment to the  Certificateholders  in trust for the
benefit  of  the   Certificateholders   entitled   thereto   until  such  sums   shall  be   distributed   to  such
Certificateholders.  Any sums so held by such Paying  Agent  shall be held only in Eligible  Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.     U.S.A. Patriot Act Compliance.  (See Section 5.05 of the Standard Terms)

ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

                                      (See Article VI of the Standard Terms.)

ARTICLE VII

                                                      DEFAULT

                                     (See Article VII of the Standard Terms.)

ARTICLE VIII

                          CONCERNING THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE

Section 8.01.     Duties of the Trustee and Supplemental Interest Trust Trustee.

(a)      The Trustee and  Supplemental  Interest Trust Trustee,  prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have  occurred,  undertake to perform such duties and only such  duties as are  specifically  set  forth in this  Agreement.  In case an Event of  Default  has  occurred
(which has not been cured or waived),  the Trustee and  Supplemental  Interest Trust Trustee shall exercise such of the  rights  and  powers  vested  in each by this  Agreement,  and use the same  degree  of care and skill in their exercise as a prudent  investor would  exercise or use under the  circumstances  in the conduct of such  investor's own affairs.

(b)      The Trustee or  Supplemental  Interest Trust  Trustee,  as  applicable,  upon receipt of all  resolutions, certificates,  statements,  opinions,  reports,  documents, orders or other instruments furnished to the Trustee or
Supplemental  Interest Trust Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the  requirements of this Agreement.  The
Trustee or Supplemental  Interest Trust Trustee,  as applicable,  shall notify the  Certificateholders  of any such documents  which do not materially  conform to the  requirements of this Agreement in the event that the Trustee or
Supplemental  Interest  Trust  Trustee,  as  applicable,  after  so  requesting,  does not  receive  satisfactorily corrected documents.

         The  Trustee  shall  forward  or cause to be  forwarded  in a timely  fashion  the  notices,  reports  and statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  4.06,  7.03 and 9.01. The Trustee
and  Supplemental  Interest Trust Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master  Servicer may reasonably  request from time to time for the Master  Servicer to fulfill its duties as set forth in this  Agreement.  The Trustee and  Supplemental  Interest  Trust Trustee  covenant and agree that each shall perform its respective  obligations  hereunder in a manner so as to maintain the status of any portion of any
REMIC formed under the Series  Supplement as a REMIC under the REMIC  Provisions and (subject to Section  10.01(f))
to prevent the imposition of any federal,  state or local income,  prohibited  transaction,  contribution  or other tax on the Trust Fund or Supplemental  Interest Trust to the extent that  maintaining such status and avoiding such taxes are reasonably  within the control of the Trustee or  Supplemental  Interest Trust Trustee and are reasonably within the scope of their respective duties under this Agreement.

(c)      No provision of this Agreement  shall be construed to relieve the Trustee or  Supplemental  Trust Trustee, as applicable,  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
         Default which may have  occurred,  the duties and  obligations  of the Trustee and  Supplemental  Interest
         Trust Trustee,  as applicable,  shall be determined  solely by the express  provisions of this  Agreement, the Trustee or  Supplemental  Interest  Trust Trustee shall not be liable  except for the  performance  of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read  into this  Agreement  against  the  Trustee  or  Supplemental  Interest  Trust
         Trustee,  and,  in the  absence of bad faith on the part of the  Trustee or  Supplemental  Interest  Trust
         Trustee,  the Trustee or  Supplemental  Interest Trust Trustee may  conclusively  rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions furnished to the Trustee or  Supplemental  Interest  Trust Trustee,  as applicable,  by the Company or the
         Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)     The  Trustee  or  Supplemental  Interest  Trust  Trustee  shall not be  personally  liable for an error of judgment  made  in good  faith  by a  Responsible  Officer  or  Responsible  Officers  of the  Trustee  or
         Supplemental  Interest  Trust  Trustee,  as  applicable,  unless it shall be proved  that the  Trustee  or
         Supplemental Interest Trust Trustee, as applicable, was negligent in ascertaining the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction of  Certificateholders  of any Class holding
         Certificates which evidence,  as to such Class,  Percentage Interests  aggregating not less than 25% as to the time,  method and place of  conducting  any  proceeding  for any remedy  available to the Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
         Trustee)  specified in clauses (i) and (ii) of Section 7.01 or an Event of Default  under  clauses  (iii),
         (iv) and (v) of Section 7.01 unless a  Responsible  Officer of the Trustee  assigned to and working in the
         Corporate Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written notice of such failure or event at its  Corporate  Trust Office from the Master  Servicer,  the Company or any Certificateholder; and

(v)      Except to the extent  provided in Section 7.02, no provision in this  Agreement  shall require the Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  to expend or risk its own funds  (including, without  limitation,  the making of any Advance) or otherwise  incur any personal  financial  liability in the  performance of any of its duties as Trustee or  Supplemental  Interest Trust Trustee,  as applicable, hereunder,  or in the  exercise of any of its rights or powers,  if the Trustee or  Supplemental  Interest
         Trust  Trustee,  as  applicable,  shall have  reasonable  grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its assets or  transactions  including,  without  limitation,  (A)  "prohibited transaction"  penalty  taxes as  defined  in Section  860F of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date  imposed by Section  860G(d) of the Code and (C) any tax on "net income from  foreclosure  property" as defined in Section  860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee and Supplemental Interest Trust Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee or  Supplemental  Interest  Trust Trustee,  as applicable,  may rely and shall be protected in acting or refraining from acting upon any resolution,  Officers'  Certificate,  certificate of auditors or
         any  other  certificate,   statement,  instrument,  opinion,  report,  notice,  request,  consent,  order, appraisal,  bond or other  paper or  document  believed  by it to be  genuine  and to have been  signed or presented by the proper party or parties;

(ii)     The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  may consult with counsel and any
         Opinion  of Counsel  shall be full and  complete  authorization  and  protection  in respect of any action taken or  suffered  or  omitted  by it  hereunder  in good faith and in  accordance  with such  Opinion of
         Counsel;

(iii)    The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall be under no  obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto  at the  request,  order  or  direction  of any of the
         Certificateholders,  pursuant to the provisions of this Agreement,  unless such  Certificateholders  shall have offered to the Trustee or Supplemental  Interest Trust Trustee,  as applicable,  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which may be  incurred  therein or thereby;
         nothing  contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default  (which  has not been  cured or  waived),  to  exercise  such of the rights and powers vested  in it by this  Agreement,  and to use the same  degree of care and  skill in their  exercise  as a prudent  investor  would  exercise or use under the  circumstances  in the conduct of such  investor's own affairs;

(iv)     The Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  shall not be personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be  authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      Prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of
         Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the facts or  matters  stated in any  resolution,  certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders of Certificates of any Class evidencing,  as to such Class,  Percentage Interests,  aggregating not less than 50%; provided,  however,  that if the payment within a reasonable time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such  examination  shall be paid by the
         Master  Servicer,  if an Event of Default  shall have  occurred and is  continuing,  and  otherwise by the
         Certificateholder requesting the investigation;

(vi)     The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  may execute any of the trusts or powers  hereunder or perform any duties  hereunder  either  directly or by or through agents or attorneys;
         and

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a
         Class R Certificate  hereby  irrevocably  appoints and authorizes  the Trustee to be its  attorney-in-fact for  purposes  of signing any Tax  Returns  required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust  Fund and  deliver to the  Master  Servicer  in a timely  manner any Tax
         Returns  prepared  by or on  behalf  of the  Master  Servicer  that the  Trustee  is  required  to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master  Servicer  shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following the issuance of the  Certificates,  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless  (subject to Section  10.01(f)) it shall have obtained or been  furnished  with an Opinion of
Counsel to the effect that such  contribution  will not (i) cause any portion of any REMIC  formed under the Series
Supplement  to fail to  qualify  as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause the
Trust Fund to be subject to any federal  tax as a result of such  contribution  (including  the  imposition  of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee and Supplemental Interest Trust Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans) shall be taken as the statements of the Company or the Master  Servicer  as the case may be,  and the  Trustee  and  Supplemental  Interest  Trust  Trustee  assume no
responsibility   for  their   correctness.   The  Trustee  and   Supplemental   Interest   Trust  Trustee  make  no
representations  as to the  validity or  sufficiency  of this  Agreement  or of the  Certificates  (except that the
Certificates  shall be duly and validly  executed  and  authenticated  by it as  Certificate  Registrar)  or of any
Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as otherwise  provided  herein,  the
Trustee and  Supplemental  Interest  Trust  Trustee  shall not be  accountable  for the use or  application  by the
Company or the Master Servicer of any of the Certificates or of the proceeds of such  Certificates,  or for the use or  application  of any funds paid to the  Company  or the Master  Servicer  in  respect of the  Mortgage  Loans or deposited  in or  withdrawn  from the  Custodial  Account or the  Certificate  Account by the Company or the Master
Servicer.

Section 8.04.     Trustee and Supplemental Interest Trust Trustee May Own Certificates.

         The Trustee and  Supplemental  Interest  Trust  Trustee,  in their  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's and  Supplemental  Interest Trust Trustee's Fees and Expenses;
Indemnification.

                  (a)      The Master Servicer  covenants and agrees to pay to the Trustee,  any co-trustee and the
Supplemental  Interest  Trust  Trustee from time to time,  and the Trustee,  any  co-trustee  and the  Supplemental
Interest Trust Trustee shall be entitled to, reasonable  compensation  (which shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express trust) for all services  rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties hereunder of the Trustee,  any co-trustee and the  Supplemental  Interest  Trust Trustee,  and the Master  Servicer
will pay or reimburse the Trustee,  any  co-trustee  and the  Supplemental  Interest Trust Trustee upon request for all  reasonable  expenses,  disbursements  and advances  incurred or made by the  Trustee,  any  co-trustee  or the
Supplemental  Interest  Trust Trustee in accordance  with any of the  provisions of this  Agreement  (including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee,  any co-trustee or the  Supplemental  Interest Trust Trustee in connection  with the  appointment  of an office or agency  pursuant  to  Section  8.12)  except  any such  expense, disbursement or advance as may arise from its negligence or bad faith.

                  (b)      The Master  Servicer  agrees to indemnify  the Trustee or  Supplemental  Interest  Trust
Trustee,  as  applicable,  for, and to hold the Trustee or  Supplemental  Interest  Trust  Trustee,  as applicable, harmless  against,  any loss,  liability  or expense  incurred  without  negligence  or willful  misconduct  on the
Trustee's or Supplemental  Interest Trust Trustee's,  as applicable,  part,  arising out of, or in connection with, the acceptance and  administration of the Trust Fund or Supplemental  Interest Trust, as applicable,  including the costs and  expenses  (including  reasonable  legal fees and  expenses)  of  defending  itself  against any claim in connection with the exercise or performance of any of their respective  powers or duties under this Agreement,  the
Swap Agreement and the Custodial  Agreement,  and the Master Servicer  further agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense arising out of, or in connection with, the provisions set forth in the second  paragraph of Section 2.01(c) hereof,  including,  without  limitation,  all costs,  liabilities and expenses  (including  reasonable  legal fees and expenses) of  investigating  and defending itself  against  any claim,  action or  proceeding,  pending or  threatened,  relating  to the  provisions  of this paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master  Servicer which consent shall  not be unreasonably withheld.

              No termination  of this Agreement  shall affect the  obligations  created by this Section  8.05(b) of the Master  Servicer to indemnify the Trustee or  Supplemental  Interest  Trust Trustee,  as applicable,  under the conditions and to the extent set forth herein.

              Notwithstanding the foregoing,  the  indemnification  provided by the Master Servicer in this Section
8.05(b)  shall not be  available  (A) for any loss,  liability or expense of the Trustee or  Supplemental  Interest
Trust Trustee, as applicable,  including the costs and expenses of defending itself against any claim,  incurred in connection  with any actions taken by the Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  at the direction of the  Certificateholders  pursuant to the terms of this  Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee  hereunder shall at all times be a corporation or a national  banking  association  having its principal  office in a state and city  acceptable to the Company and organized and doing business under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000  and subject to  supervision  or examination by federal or state  authority.  If such  corporation or national  banking  association  publishes  reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority,  then for the  purposes of this  Section the  combined  capital  and  surplus of such  corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         The Trustee and Supplemental  Interest Trust Trustee,  and any successors  thereto,  shall at all times be the same Person.

Section 8.07.     Resignation and Removal of the Trustee and Supplemental Interest Trust Trustee.

(a)      The Trustee and Supplemental  Interest Trust Trustee,  together,  may at any time resign and be discharged from the trusts hereby  created by giving  written  notice  thereof to the Company.  Upon  receiving such notice of resignation,  the Company shall  promptly  appoint a successor  trustee and successor  supplemental  interest trust trustee by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning
Trustee and one copy to the successor trustee.  If no successor trustee and successor  supplemental  interest trust trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning Trustee and Supplemental  Interest Trust Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee and successor supplemental interest trust trustee.

(b)      If at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of Section 8.06 and shall fail to resign  after  written  request  therefor by the  Company,  or if at any time the  Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs  for the  purpose of  rehabilitation,  conservation  or  liquidation,  then the  Company  may remove the
Trustee  and  Supplemental  Interest  Trust  Trustee  and appoint a  successor  trustee by written  instrument,  in duplicate,  one  copy of  which  instrument  shall be  delivered  to the  Trustee  so  removed  and one copy to the successor  trustee.  In  addition,  in the event that the  Company  determines  that the  Trustee  or  Supplemental
Interest  Trust Trustee has failed (i) to  distribute  or cause to be  distributed  to the  Certificateholders  any amount  required to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying  Agent  (other than the Master  Servicer or the Company) or the  Supplemental  Interest Trust Trustee for  distribution or (ii) to otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder, and such failure shall  continue  unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above other than any failure to comply  with the  provisions  of Article  XII, in which case no notice or grace period shall be applicable)  after the date on which written  notice of such failure,  requiring that the same be  remedied,  shall have been given to the Trustee by the  Company,  then the Company may remove the
Trustee  and  Supplemental  Interest  Trust  Trustee and appoint a  successor  trustee and  successor  supplemental interest trust trustee by written instrument  delivered as provided in the preceding  sentence.  In connection with the  appointment  of a  successor  trustee  and  successor  supplemental  interest  trust  trustee  pursuant to the preceding  sentence,  the Company shall,  on or before the date on which any such  appointment  becomes  effective, obtain  from each Rating  Agency  written  confirmation  that the  appointment  of any such  successor  trustee and successor  supplemental  interest trust trustee will not result in the reduction of the ratings on any Class of the
Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee  and  Supplemental  Interest  Trust  Trustee,  together,  and appoint a  successor  trustee  and  successor supplemental  interest trust trustee by written  instrument or instruments,  in triplicate,  signed by such Holders or their  attorneys-in-fact  duly  authorized,  one  complete  set of which  instruments  shall be delivered to the
Company,  one complete set to the Trustee and  Supplemental  Interest Trust Trustee so removed and one complete set to the successors so appointed.

(d)      Any  resignation or removal of the Trustee and  Supplemental  Interest Trust Trustee and  appointment of a successor  trustee and successor  supplemental  interest  trust trustee  pursuant to any of the  provisions of this
Section shall become effective upon acceptance of appointment by the successor  trustee and successor  supplemental interest trust trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee and Successor Supplemental Interest Trust Trustee.

(a)      Any  successor  trustee  and  successor  supplemental  interest  trust  trustee  appointed  as provided in
Section 8.07 shall execute,  acknowledge and deliver to the Company and to its  predecessor  trustee or predecessor supplemental  interest trust trustee,  as applicable,  an instrument  accepting  such  appointment  hereunder,  and thereupon the  resignation  or removal of the  predecessor  trustee and  predecessor  supplemental  interest  trust trustee shall become effective and such successor trustee and successor  supplemental  interest trust trustee shall become effective and such successor trustee and successor  supplemental  interest trust trustee without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its predecessor  hereunder,  with the like effect as if  originally  named as trustee or  supplemental  interest  trust trustee  herein.  The  predecessor  trustee and  predecessor  supplemental  interest trust trustee shall deliver to the successor trustee and successor  supplemental  interest trust trustee,  as applicable,  all Custodial Files and related  documents  and  statements  held by it  hereunder  (other than any  Custodial  Files at the time held by a
Custodian,  which  shall  become  the agent of any  successor  trustee  hereunder),  and the  Company,  the  Master
Servicer,  predecessor trustee and predecessor  supplemental  interest trust trustee shall execute and deliver such instruments  and do such other  things as may  reasonably  be  required  for more fully and  certainly  vesting and confirming in the successor  trustee and successor  supplemental  interest  trust trustee all such rights,  powers, duties and obligations.

(b)      No successor  trustee or successor  supplemental  interest  trust  trustee  shall  accept  appointment  as provided in this Section unless at the time of such  acceptance (i) such successor  trustee shall be eligible under the provisions of Section 8.06, and (ii) such successor trustee and successor  supplemental  interest trust trustee shall be the same Person.

(c)      Upon  acceptance of appointment by a successor  trustee or successor  supplemental  interest trust trustee as provided in this  Section,  the Company  shall mail notice of the  succession  of such trustee and  supplemental interest trust trustee  hereunder to all Holders of  Certificates  at their  addresses as shown in the  Certificate
Register.  If the  Company  fails to mail such  notice  within  10 days  after  acceptance  of  appointment  by the successor  trustee and successor  supplemental  interest  trust  trustee,  the  successor  trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.     Merger or Consolidation of Trustee.

         Any corporation or national banking  association  into which the Trustee and  Supplemental  Interest Trust
Trustee may be merged or converted or with which it may be  consolidated  or any  corporation  or national  banking association  resulting from any merger,  conversion or consolidation to which the Trustee and Supplemental Interest
Trust Trustee shall be a party, or any corporation or national  banking  association  succeeding to the business of the Trustee and  Supplemental  Interest  Trust  Trustee,  shall be the  successor  of the Trustee and  Supplemental
Interest Trust Trustee, as applicable,  hereunder,  provided such corporation or national banking association shall be eligible under the  provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee  shall mail  notice  of any such  merger or  consolidation  to the  Certificateholders  at their  address  as shown in the
Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.  (See Section 8.10 of the Standard Terms).

Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the  Company  and the Master  Servicer,  appoint  custodians  who are not  Affiliates  of the  Company,  the Master
Servicer or any Seller to hold all or a portion of the Custodial  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  Subject to Article  VIII,  the Trustee  agrees to comply with the terms of each  Custodial
Agreement with respect to the Custodial  Files and to enforce the terms and provisions  thereof against the related custodian for the benefit of the  Certificateholders.  Each custodian shall be a depository  institution subject to supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be  qualified  to do  business in the  jurisdiction  in which it holds any  Custodial  File.  Each  Custodial
Agreement,  with respect to the  Custodial  Files,  may be amended only as provided in Section  11.01.  The Trustee shall notify the  Certificateholders  of the appointment of any custodian (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.  (See Section 8.12 of the Standard Terms).

Section 8.13.     Swap Agreement and SB-AM Swap Agreement.

                  The  Supplemental  Interest  Trust Trustee is hereby  authorized and directed to, and agrees that it shall (a) enter into the Swap  Agreement  on behalf of the  Supplemental  Interest  Trust,  (b)  acknowledge  on behalf of the Supplemental  Interest Trust that certain fee letter agreement,  dated  December 8,  2006 between the
Swap  Counterparty and Residential  Funding  Company,  LLC and (c) enter into the SB-AM Swap Agreement on behalf of
(i) the  Class A  Certificateholders  and  Class M  Certificateholders  on the one  hand,  and  (ii)  the  Class SB
Certificateholders on the other hand.

ARTICLE IX

                                                    TERMINATION

Section 9.01.     Optional Purchase by the Master Servicer of All  Certificates;  Termination Upon Purchase by the
                            Master Servicer or Liquidation of All Mortgage Loans.

(a)      Subject to Section 9.02,  the  respective  obligations  and  responsibilities  of the Company,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Company to send certain  notices as  hereinafter  set forth) shall  terminate  upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment or other  liquidation  (or any Advance with  respect  thereto) of the last
        Mortgage Loan remaining in the Trust Fund or the disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     at the option of the Master  Servicer,  the  purchase of all Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund,  at a price equal to the sum of (A) 100% of the unpaid principal  balance of each Mortgage Loan (or, if less than such unpaid principal  balance,  the fair market value of the related  underlying  property of such Mortgage  Loan with respect to Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance) on the day of  repurchase,  plus accrued  interest  thereon at the Net Mortgage Rate (or Modified Net Mortgage
        Rate in the case of any  Modified  Mortgage  Loan),  to, but not  including,  the first day of the month in which such repurchase  price is  distributed,  and (B) any unpaid Swap  Termination  Payment payable to the
        Swap  Counterparty  (or any Swap  Termination  Payment payable to the Swap  Counterparty as a result of the exercise of the option  provided for in this Section  9.01(a)(ii)));  provided,  however,  that in no event shall the trust  created  hereby  continue  beyond  the  expiration  of 21 years from the death of the last survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St. James,  living on the date hereof;  and provided  further,  that the purchase  price set forth above shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid  disqualification  of any REMIC  created  hereunder  as a REMIC.  The  purchase  price paid by the Master  Servicer,  pursuant to
        Section  9.01(a)(ii)  shall also  include  any amounts  owed by  Residential  Funding  pursuant to the last paragraph of Section 4 of the  Assignment  Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the  representation  and warranty set forth in clause (xlvii) of Section 4 of the
        Assignment Agreement that remain unpaid on the date of such purchase.

                  The right of the Master  Servicer to purchase all of the Mortgage  Loans  pursuant to clause (ii)
above is conditioned  upon the Pool Stated  Principal  Balance as of the Final  Distribution  Date, prior to giving effect to  distributions  to be made on such  Distribution  Date,  being less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans.

         If such right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage
Loans.  In addition,  the Master Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly  following payment of the purchase price,  release to the Master
Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off
Date  Principal  Balance of the  Mortgage  Loans,  the Master  Servicer  shall have the right,  at its  option,  to purchase the Class A Certificates,  Class M Certificates  and Class SB Certificates in whole, but not in part, at a price  equal to the  outstanding  Certificate  Principal  Balance  of such  Certificates  plus  the sum of  Accrued
Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate  Interest,  and any unpaid Prepayment Interest Shortfalls previously allocated thereto and, in the case of Prepayment  Interest  Shortfalls,  accrued interest thereon at the applicable  Pass-Through  Rate. If the Master
Servicer  exercises this right to purchase the outstanding Class A Certificates,  Class M Certificates and Class SB
Certificates,  the Master Servicer will promptly terminate the respective obligations and responsibilities  created hereby in respect of these Certificates pursuant to this Article IX.

         (b)      The Master  Servicer  shall give the Trustee,  the  Supplemental  Interest  Trust Trustee and the
Swap  Counterparty  (so long as the Swap Agreement has not previously been  terminated) not less than 40 days prior notice of the Distribution  Date on which (1) the Master Servicer  anticipates that the final  distribution will be made to  Certificateholders  as a result of the  exercise  by the  Master  Servicer  of its right to  purchase  the
Mortgage  Loans or on which (2) the Master  Servicer  anticipates  that the  Certificates  will be  purchased  as a result  of  the  exercise  by  the  Master  Servicer  to  purchase  the  outstanding  Certificates.  Notice  of any termination,  specifying the anticipated  Final  Distribution Date (which shall be a date that would otherwise be a
Distribution  Date) upon which the  Certificateholders  may  surrender  their  Certificates  to the  Trustee (if so required by the terms hereof) for payment of the final  distribution  and cancellation or notice of any purchase of the  outstanding  Certificates,  specifying  the  Distribution  Date upon which the  Holders  may  surrender  their
Certificates  to the Trustee for payment,  shall be given  promptly by the Master  Servicer,  or by the Trustee (in any  other  case) by  letter  to the  Certificateholders  (with a copy to the  Certificate  Registrar)  mailed  (or distributed  through the Depository with respect to any Book-Entry  Certificates) not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates at the office or agency of the Trustee therein  designated where required  pursuant to this Agreement or, in the case of the purchase by the  Master  Servicer  of the  outstanding  Certificates,  the  Distribution  Date on which  such purchase is to be made,

(ii)     the amount of any such final  payment,  or in the case of the  purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(iii)    that the Record Date otherwise  applicable to such  Distribution  Date is not applicable,  and in the case of the Senior  Certificates,  or in the case of all of the  Certificates  in connection  with the exercise by the Master Servicer of its right to purchase the  Certificates,  that payment will be made only upon  presentation  and  surrender of the  Certificates  at the office or agency of the
                  Trustee therein specified.

      If the Master  Servicer or the Trustee is obligated to give notice to  Certificateholders  as required above, it shall give such  notice to the  Certificate  Registrar  at the time such  notice is given to  Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding  Certificates,  it shall give such notice to each  Rating  Agency at the time such notice is given to  Certificateholders.  In the event of a purchase of the Mortgage Loans by the Master Servicer,  the Master Servicer shall deposit in the Certificate  Account before the Final  Distribution  Date in  immediately  available  funds an amount equal to the purchase  price  computed as provided  above.  As a result of the  exercise  by the Master  Servicer of its right to  purchase  the  outstanding
Certificates,  the Master Servicer shall deposit in the Certificate  Account before the Distribution  Date on which such  purchase  is to occur  in  immediately  available  funds  an  amount  equal  to the  purchase  price  for the
Certificates,  computed as above  provided,  and provide  notice of such deposit to the  Trustee.  The Trustee will withdraw  from such  account  the amount  specified  in  subsection  (c) below and  distribute  such  amount to the
Certificateholders  as  specified  in  subsection  (c) below.  The Master  Servicer  shall  provide to the  Trustee written  notification  of any change to the anticipated  Final  Distribution  Date as soon as  practicable.  If the
Trust Fund is not  terminated  on the  anticipated  Final  Distribution  Date,  for any reason,  the Trustee  shall promptly mail notice thereof to each affected Certificateholder.

(c)      In the case of the Senior  Certificates,  upon  presentation  and  surrender  of the  Certificates  by the
Certificateholders  thereof,  and in the  case  of the  Class  M  Certificates  and  Class  SB  Certificates,  upon presentation  and surrender of the Certificates by the  Certificateholders  thereof in connection with the exercise by the Master  Servicer of its right to purchase  the  Certificates,  and  otherwise  in  accordance  with  Section
4.01(a),  the Trustee  and the  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall  distribute  to the
Certificateholders  (i) the amount  otherwise  distributable on such  Distribution  Date, if not in connection with the Master  Servicer's  election to repurchase  the assets of the Trust Fund or the  outstanding  Certificates,  or
(ii) if the Master Servicer  elected to so repurchase the Mortgage Loans or the outstanding  Class A  Certificates,
Class M  Certificates and Class SB  Certificates,  an amount equal to the price paid pursuant to Section 9.01(a) as follows:  (A) with  respect  to each  Class A  Certificate  and Class M  Certificate  the  outstanding  Certificate
Principal Balance thereof,  plus Accrued  Certificate  Interest for the related Interest Accrual Period thereon and any previously  unpaid Accrued  Certificate  Interest,  subject to the priority set forth in Section  4.02(a),  (B)
with  respect  to the Class A  Certificates  and  Class M  Certificates,  the  amount  of any  Prepayment  Interest
Shortfalls  allocated  thereto for such  Distribution  Date or remaining unpaid from prior  Distribution  Dates and accrued  interest  thereon at the  applicable  Pass Through Rate, on a pro rata basis based on Prepayment  Interest
Shortfalls  allocated thereto for such Distribution Date or remaining unpaid from prior Distribution  Dates, (C) to the Swap Counterparty  (without  duplication of amounts payable to the Swap Counterparty on such date in accordance with Section 4.02) any Swap  Termination  Payment payable to the Swap  Counterparty  then remaining unpaid or which is due to the exercise of any early  termination  of the Trust Fund pursuant to this Section  9.01,  and (D) to the
Class  SB  Certificates,  all  remaining  amounts  in  accordance  with the  respective  Notional  Amount  thereof.
Notwithstanding  the reduction of the  Certificate  Principal  Balance of any Class of Subordinate  Certificates to
zero,  such  Class  will  be  outstanding  hereunder  until  the  termination  of the  respective  obligations  and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and cancellation on or before the Final  Distribution  Date, the Master Servicer (if it exercised its right to purchase the  Mortgage  Loans) or the Trustee  (in any other  case),  shall give a second  written  notice to the  remaining
Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second  notice any  Certificate  shall not have been  surrendered for  cancellation,  the Trustee  shall take  appropriate  steps as  directed by the Master  Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining the Certificate  Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the
Certificate  Account.  If  within  nine  months  after  the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation,  the Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the Certificate  Account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender  its  Certificate(s)  for final payment  thereof in  accordance  with this  Section 9.01 and the  Certificateholders  shall look only to the Master
Servicer for such payment.

(e)      If any  Certificateholders  do not surrender  their  Certificates  on or before the  Distribution  Date on which a purchase of the  outstanding  Certificates  is to be made, the Master  Servicer shall give a second written notice to such  Certificateholders  to surrender their Certificates for payment of the purchase price therefor.  If within six months after the second notice any Certificate  shall not have been  surrendered for  cancellation,  the
Trustee  shall  take  appropriate  steps as  directed  by the  Master  Servicer  to  contact  the  Holders  of such
Certificates  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the Certificate
Account  and of  contacting  Certificateholders  shall be paid out of the assets  which  remain in the  Certificate
Account.  If within  nine months  after the second  notice any  Certificates  shall not have been  surrendered  for cancellation  in  accordance  with this  Section  9.01,  the Trustee  shall pay to the Master  Servicer all amounts distributable  to the Holders  thereof and shall have no further  obligation  or liability  therefor and the Master
Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount  held in the  Certificate  Account or by the Master  Servicer as a
result of such  Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance  with this
Section 9.01. Any Certificate  that is not  surrendered on the  Distribution  Date on which a purchase  pursuant to this Section  9.01 occurs as provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights  with  respect  thereto  except to receive  the  purchase  price  therefor  minus any costs and expenses  associated with such Certificate  Account and notices  allocated  thereto.  Any Certificates so purchased or deemed to have been  purchased  on such  Distribution  Date  shall  remain  outstanding  hereunder.  The  Master
Servicer shall be for all purposes the Holder thereof as of such date.

ARTICLE X

                                                 REMIC PROVISIONS

Section 10.01.    REMIC Administration.  (See Section 10.01 of the Standard Terms.)

Section 10.02.    Master  Servicer;  REMIC  Administrator  and Trustee  Indemnification.  (See Section 10.02 of the
Standard Terms.)

Section 10.03.    Designation of REMICs.

         The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  described in the definition of REMIC I (as defined  herein)  (including the Mortgage Loans but excluding the  Supplemental  Interest
Trust Account, the Swap Agreement and the SB-AM Swap Agreement),  and subject to this Agreement,  as a REMIC (REMIC
I) for federal income tax purposes.  The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting of the REMIC I Regular  Interests as a REMIC (REMIC II) for federal income tax purposes.  The
REMIC  Administrator  will make an  election  to treat the  segregated  pool of assets  consisting  of the REMIC II
Regular  Interests as a REMIC (REMIC III) for federal  income tax purposes.  The REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of REMIC III Regular  Interests SB-PO,  SB-IO and IO as
a REMIC (REMIC IV) for federal income tax purposes.

         The REMIC I Regular  Interests  will be "regular  interests"  in REMIC I and  Component I of the Class R-1
Certificates  will be the sole  class of  "residual  interests"  in REMIC I for  purposes  of the REMIC  Provisions under the federal income tax law.

         The REMIC II Regular  Interests will be "regular  interests" in REMIC II and Component II of the Class R-1
Certificates  will be the sole class of  "residual  interests"  in REMIC II for  purposes  of the REMIC  Provisions under the federal income tax law.

         The REMIC III Regular Interests will be the "regular  interests" in REMIC III, ownership of which,  except in the case of REMIC III Regular  Interests  SB-IO,  SB-PO and IO, will be represented by the Class A Certificates,
Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,  Class M-4  Certificates and Class M-5
Certificates,  and  Component  III of the  Class  R-1  Certificates  will  represent  the sole  class of  "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law.

         The REMIC IV Regular  Interests  will be the "regular  interests" in REMIC IV,  ownership of which will be represented  by the  Class SB  Certificates,  and the Class  R-X  Certificates  will  represent  the sole  class of
"residual interests" in REMIC IV for purposes of the REMIC Provisions under federal income tax law.

Section 10.04.    Distributions  on the  Uncertificated  REMIC  Regular  Interests.  (See  Section  4.02(c) of this
Series Supplement.)

Section 10.05.    Compliance with Withholding Requirements.

         Notwithstanding  any other  provision of this  Agreement,  the Trustee or any Paying Agent, as applicable, shall  comply with all federal  withholding  requirements  respecting  payments  to  Certificateholders,  including interest  or  original  issue  discount  payments or advances  thereof  that the  Trustee or any Paying  Agent,  as applicable,  reasonably  believes are  applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount payments or advances thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the Trustee or any Paying  Agent,  as  applicable,  shall  indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

Section 10.06.    Supplemental Interest Trust Provisions.

(a)      It is intended that the  Supplemental  Interest  Trust be classified  for federal income tax purposes as a grantor  trust  under  Subpart  E,  part I of  subchapter  J of  chapter  1 of the  Code,  of  which  the  Class SB
Certificateholders  are owners,  rather than a partnership,  an  association  taxable as a corporation or a taxable mortgage  pool;  and the powers granted and  obligations  undertaken in this Agreement  shall be construed so as to further such intent.

(b)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to the  Supplemental  Interest  Trust and deliver such Tax Returns in a timely manner to the  Supplemental  Interest Trust  Trustee,  and if required by applicable  law and as directed,  the  Supplemental
Interest  Trust Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such
Tax Returns  shall be borne by the REMIC  Administrator  without  any right of  reimbursement  therefor.  The REMIC
Administrator  agrees to indemnify and hold harmless the  Supplemental  Interest  Trust Trustee with respect to any tax or liability  arising from the Supplemental  Interest Trust Trustee's  signing of such Tax Returns that contain errors or omissions.  The  Supplemental  Interest Trust Trustee and the Master Servicer shall promptly  provide the
REMIC  Administrator  with such  information  as the REMIC  Administrator  may from  time to time  request  for the purpose of enabling the REMIC Administrator to prepare such Tax Returns.

(c)      Each Class SB  Certificateholder  shall  provide  the  appropriate  tax  certification  to the Trustee and
Supplemental  Interest  Trust  Trustee to enable the Trust to make  payments on the Class SB  Certificates  without withholding or backup withholding taxes. Each Class SB  Certificateholder  agrees to update or replace such form or certification  in  accordance  with its terms or its  subsequent  amendments  and  consents to the  delivery by the
Supplemental  Interest Trust Trustee to the Swap  Counterparty of any such  certification.  Such  certification may include Form W-8BEN,  Form  W-8IMY,  Form W-9 or Form W-8ECI or any  successors  to such IRS forms.  Any  purported sales or  transfers  of any Class SB  Certificate  to a  transferee  which does not comply with these  requirements shall be deemed null and void under the  Agreement.  The  Supplemental  Interest  Trust  Trustee  and the  Trustee,
respectively,  shall  not be  liable  for the  completeness,  accuracy,  content  or  truthfulness  of any such tax certification  provided to it. The  Supplemental  Interest  Trust Trustee and the Trustee shall only be required to forward any tax  certification  received by it to the Swap  Counterparty at the last known address  provided to it, and shall not be liable for the  receipt of such tax  certification  by the Swap  Counterparty,  nor any failure of the Swap  Counterparty to process such  certification or to take any action as required under the Swap Agreement or under  applicable  law. The  Supplemental  Interest Trust Trustee and the Trustee shall have no duty to take action to correct  any  misstatement  or  omission  in any tax  certification  provided  to it and  forwarded  to the Swap
Counterparty.

(d)      The Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust,  upon receipt of the requisite tax  identification  number from the appropriate  taxing authority,  (i) shall execute,  if required, and deliver a United States Internal Revenue Service Form W-9 or successor  applicable  form, or other  appropriate
United States tax forms as may be required to prevent  withholding or backup  withholding  taxes on payments to the
Supplemental  Interest Trust under the Swap Agreement,  to the Swap  Counterparty on or before the later of (A) the first payment date under the Swap Agreement and (B) the date the  Supplemental  Interest Trust Trustee receives the tax  identification  number,  and  thereafter  prior  to  the  expiration  or  obsolescence  of  such  form  if the
Supplemental  Interest  Trust  Trustee is notified in writing or otherwise  has actual  knowledge  thereof and (ii)
shall,  if  requested  by the Swap  Counterparty,  deliver to the Swap  Counterparty  promptly  upon  receipt  each
certification  received  from  the  Class  SB  Certificateholders   pursuant  to  Section  10.06(c).  If  such  tax
identification  number is obtained by the REMIC  Administrator,  the Form W-9 or equivalent  form as required shall be  executed,  if  required,  and  delivered  by the  REMIC  Administrator  to the same  extent as set forth in the foregoing sentence, if permitted by applicable law.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section 11.01.    AMENDMENT.

(a)      (See Section 11.01(a) of the Standard Terms.)

(b)      (See Section 11.01(b) of the Standard Terms.)

(c)      (See Section 11.01(c) of the Standard Terms.)

(d)      (See Section 11.01(d) of the Standard Terms.)

(e)      (See Section 11.01(e) of the Standard Terms.)

(f)      Notwithstanding  anything  to the  contrary  set forth in  Sections  11.01 (b),  (c),  (d),  and (e),  any amendment of Sections  4.02(c)(viii),  4.09, 9.01 and 11.01 of this Agreement shall require the consent of the Swap
Counterparty as a third-party beneficiary of such sections.

Section 11.02.    RECORDATION OF AGREEMENT; COUNTERPARTS.  (See Section 11.02 of the Standard Terms.)

Section 11.03.    LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.  (See Section 11.03 of the Standard Terms.)

Section 11.04.    GOVERNING LAW.  (See Section 11.04 of the Standard Terms.)

Section 11.05.    NOTICES.  All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid (except for notices to the  Trustee  which shall be deemed to have been duly given only when  received),  to the  appropriate  address for each  recipient  listed in the table below or, in each case,  such other  address as may  hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

--------------------------------------------- ------------------------------------------------------------------------
RECIPIENT                                     ADDRESS
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Company                                       8400 Normandale Lake Boulevard
                                              Suite 250
                                              Minneapolis, Minnesota  55437
                                              Attention:  President
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Master Servicer                               2255 N. Ontario Street, Suite 400
                                              Burbank, California 91504-2130
                                              Attention:  Managing Director/Master Servicing
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Trustee                                       Corporate Trust Office
                                              1761 East St. Andrew Place
                                              Santa Ana, California 92705-4934,
                                              Attention:  Residential Accredit Loans, Inc. Series 2006-QA11

                                              The Trustee designates its offices located at DB Services Tennessee,
                                              648 Grassmere Park Road, Nashville, TN 37211-3658, Attn: Transfer
                                              Unit, for the purposes of Section 8.12 of the Standard Terms
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Moody's Investors Service, Inc.               99 Church Street, 4th Floor
                                              New York, New York 10004
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Standard & Poor's Ratings Services, a         55 Water Street
division of The McGraw-Hill Companies, Inc.   41st Floor
                                              New York, New York 10041
--------------------------------------------- ------------------------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid, at the address of such holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed  in this  Agreement  shall  be  conclusively  presumed  to have  been  duly  given,  whether  or not the
Certificateholder receives such notice.

Section 11.06.    REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.  (See Section 11.06 of the Standard Terms.)

Section 11.07.    SEVERABILITY OF PROVISIONS.  (See Section 11.07 of the Standard Terms.)

Section 11.08.    SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION.  (See Section 11.08 of the Standard Terms.)

Section 11.09.    ALLOCATION OF VOTING RIGHTS.

         98.0% of all of the Voting Rights shall be allocated  among Holders of the Class A Certificates  and Class
M Certificates,  in proportion to the outstanding Certificate Principal Balances of their respective  Certificates;
1.0% of all Voting  Rights  shall be  allocated  among the  Holders of Class SB  Certificates;  0.25% of all Voting
Rights  shall be  allocated  among  the  Holders  of the Class R-1  Certificates  in  respect  of  Component  I, in accordance  with their  respective  Percentage  Interests;  0.25% of all Voting Rights shall be allocated among the
Holders of the Class R-1  Certificates in respect of Component II, in accordance with their  respective  Percentage
Interests;  0.25% of all Voting  Rights  shall be  allocated  among the  Holders of the Class R-1  Certificates  in respect of  Component  III, in  accordance  with their  respective  Percentage  Interests;  and 0.25% of all Voting
Rights shall be allocated  among the Holders of the Class R-X  Certificates,  in accordance  with their  respective
Percentage Interests.

Section 11.10.    NO PETITION.

         The  Company,   Master   Servicer  and  the  Trustee,   by  entering   into  this   Agreement,   and  each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any  institution  against the Trust Fund of, any  bankruptcy  proceedings  under any United States  federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the Certificates or this Agreement.

                                                     ARTICLE XII

                                            COMPLIANCE WITH REGULATION AB

                                      (See Article XII of the Standard Terms)

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                             By:
                                                             Name: Jeffrey Blaschko
                                                             Title:   Vice President
Attest:
         Name:     Joseph Orning
         Title:   Vice President

                                                             RESIDENTIAL FUNDING COMPANY, LLC
[Seal]

                                                             By:
                                                             Name: Tim Jacobson
                                                             Title:   Associate
Attest:
         Name:    Heather Anderson
         Title:   Associate

                                                             DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                                             By:
                                                             Name: Amy Stoddard
                                                             Title: Authorized Signer

                                                             By:
                                                             Name: Karlene Benvenuto
                                                             Title:   Authorized Signer
Attest:
         Name:     Melissa Wilman
         Title:   Vice President

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 28th day of December,  2006 before me, a notary public in and for said State,  personally  appeared
___________  known to me to be a Vice President of Residential  Accredit Loans,  Inc., one of the corporations that executed  the  within  instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                              Notary Public
[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 28th day of December,  2006 before me, a notary public in and for said State,  personally  appeared
___________  known to me to be a(n)  Associate of  Residential  Funding  Company,  LLC, one of the  companies  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  company, and acknowledged to me that such company executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 28th day of December,  2006 before me, a notary public in and for said State,  personally  appeared
____________  known to me to be a(n)  Authorized  Signer of Deutsche  Bank Trust  Company  Americas,  the  national banking  association that executed the within instrument,  and also known to me to be the person who executed it on behalf of said  national  banking  association  and  acknowledged  to me that  such  national  banking  association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 28th day of December,  2006 before me, a notary public in and for said State,  personally  appeared
____________  known to me to be a(n)  Authorized  Signer of Deutsche  Bank Trust  Company  Americas,  the  national banking  association that executed the within instrument,  and also known to me to be the person who executed it on behalf of said  national  banking  association  and  acknowledged  to me that  such  national  banking  association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public
[Notarial Seal]

                                                    EXHIBIT ONE

                                              MORTGAGE LOAN SCHEDULE

                                                (On file with RFC)

                                                    EXHIBIT TWO

                                           INFORMATION TO BE INCLUDED IN
                                        MONTHLY DISTRIBUTION DATE STATEMENT

         (i) the applicable Record Date, Determination Date and Distribution Date, and the date on which the applicable interest accrual period commenced;

         (ii) the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

         (iii) the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

         (iv) the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

         (v) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the
         Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing
         Principal Prepayments;

         (vi) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

         (vii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

         (viii) the aggregate Certificate Principal Balance of each Class of Certificates, before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

         (ix)  the aggregate Certificate Principal Balance of each of the Class A, Class M and Class SB
         Certificates as of the Closing Date.

         (x) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

         (xi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

         (xii) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

         (xiii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and Stated
         Principal Balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balances of Mortgage Loans that are in foreclosure;

         (xiv) the aggregate amount of Realized Losses for such Distribution Date;

         (xv) the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section
         4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

         (xvi) any material modifications, extensions or waivers to the terms of the Mortgage Loans during the
         Due Period or that have cumulatively become material over time;

         (xvii) any material breaches of Mortgage Loan representations or warranties or covenants in the
         Agreement.

         (xviii) the number, stated and aggregate principal balance of any REO Properties;

         (xix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of
         Certificates, after giving effect to the distribution made on such Distribution Date;

         (xx) the Pass-Through Rates on each Class of Certificates and the Net WAC Cap Rate for such Distribution
         Date, separately identifying LIBOR for such Distribution Date;

         (xxi) the Basis Risk Shortfall and Prepayment Interest Shortfalls;

         (xxii) the related Senior Enhancement Percentage for such Distribution Date;

         (xxiii) the Overcollateralization Amount and Required Overcollateralization Amount following such
         Distribution Date;

         (xxiv)  the occurrence of the Stepdown Date, and the aggregate amount of Realized Losses since the
         Cut-off Date for the Mortgage Loans;

         (xxv) the occurrence of the Credit Support Depletion Date;

         (xxvi) the aggregate amount of any recoveries on previously foreclosed loans; and

         (xxvii) the amount of any Net Swap Payment payable to the Trustee on behalf of the Trust, any Net Swap
         Payment payable to the Swap Counterparty, any Swap Termination Payment payable to the Trustee on behalf of the Trust and any Swap Termination Payment payable to the Swap Counterparty.

         In the case of  information  furnished  pursuant to clauses  (v)(a) and (vi) above,  the amounts  shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The  Trustee's  internet  website  will  initially  be located  at  www.tss.db.com/invr.  To receive  this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                   EXHIBIT THREE

                            STANDARD TERMS OF POOLING AND SERVICING
                            AGREEMENT DATED AS OF DECEMBER 1, 2006

================================================================================================

                                       STANDARD TERMS OF
                                POOLING AND SERVICING AGREEMENT

                                  Dated as of December 1, 2006

                                Residential Accredit Loans, Inc.
                        Mortgage Asset-Backed Pass-Through Certificates

================================================================================================

                                       TABLE OF CONTENTS

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer
                          and the Company..................................................44

        Section 2.04. Representations and Warranties of Residential Funding................46

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                          Certificates Evidencing Interests in REMIC I Certificates........48

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                          Interests; Acceptance by the Trustee.............................48

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............48

        Section 2.08. Purposes and Powers of the Trust.....................................48

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................48

        Section 3.01. Master Servicer to Act as Servicer...................................48

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders...............................................52

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee......52

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
                          Custodial Account................................................52

        Section 3.08. Subservicing Accounts; Servicing Accounts............................55

        Section 3.09. Access to Certain Documentation and  Information Regarding the
                          Mortgage Loans...................................................57

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................57

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
                          Thereunder.......................................................59

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity Coverage...60

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and  Modification

        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies;
                          Exchange Act Reporting...........................................76

        Section 4.04. Distribution of Reports to the Trustee and  the Company; Advances

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
                          Assignment of Rights and Delegation of Duties by Master
                          Servicer.........................................................91

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer and

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;

        Section 9.01. Optional Purchase by the Master Servicer of All Certificates;
                          Termination Upon Purchase by the Master Servicer or

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II Regular

                                            EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit A-I:          Form of Class X Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit C-I:          Form of Class P Certificate
Exhibit C-II:         Form of Class SB Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
                      11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating Agencies
                      Relating to Reportable Modified Mortgage Loans
Exhibit R:            Servicing Criteria

        This is the Standard Terms of Pooling and Servicing  Agreement,  dated as of December 1,
2006 (the "Standard  Terms",  and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing  Agreement" or "Agreement"),  among  RESIDENTIAL
ACCREDIT LOANS,  INC., as the company (together with its permitted  successors and assigns,  the
"Company"),  RESIDENTIAL  FUNDING COMPANY,  LLC, as master servicer (together with its permitted successors and assigns,  the "Master Servicer"),  and the trustee named in the applicable Series
Supplement (together with its permitted successors and assigns, the "Trustee").

                                     PRELIMINARY STATEMENT:

        The Company  intends to sell certain  mortgage  asset-backed  pass-through  certificates
(collectively,  the  "Certificates"),  to be issued  under the  Agreement  in multiple  classes, which in the aggregate will evidence the entire  beneficial  ownership  interest in the Mortgage
Loans.

        In consideration of the mutual  agreements  herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                          DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this  Agreement,  the following  words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued  Certificate  Interest:  With respect to each Distribution Date, as to any Class or Subclass of  Certificates  (other than any Principal  Only  Certificates),  interest  accrued during the related Interest Accrual Period at the related  Pass-Through  Rate on the Certificate
Principal  Balance or Notional  Amount  thereof  immediately  prior to such  Distribution  Date.
Accrued  Certificate  Interest will be calculated on the basis of a 360-day year,  consisting of twelve  30-day  months.  In each case Accrued  Certificate  Interest on any Class or Subclass of
Certificates will be reduced by the amount of:

        (i)    Prepayment  Interest  Shortfalls  on all Mortgage  Loans or, if the Mortgage Pool
               is  comprised of two or more Loan  Groups,  on the Mortgage  Loans in the related
               Loan Group (to the extent  not  offset by the Master  Servicer  with a payment of
               Compensating Interest as provided in Section 4.01),

         (ii)  the interest  portion  (adjusted  to the Net  Mortgage  Rate (or the Modified Net
               Mortgage  Rate in the case of a Modified  Mortgage  Loan)) of Realized  Losses on all  Mortgage  Loans or, if the  Mortgage  Pool is  comprised of two or more Loan
               Groups,  on the  Mortgage  Loans in the  related  Loan  Group  (including  Excess
               Special  Hazard  Losses,  Excess  Fraud  Losses,  Excess  Bankruptcy  Losses  and
               Extraordinary  Losses) not allocated  solely to one or more  specific  Classes of
               Certificates pursuant to Section 4.05,

         (iii) the interest  portion of Advances that were (A)  previously  made with respect to a Mortgage  Loan or REO Property on all Mortgage  Loans or, if the Mortgage  Pool
               is  comprised of two or more Loan  Groups,  on the Mortgage  Loans in the related
               Loan Group,  which remained  unreimbursed  following the Cash  Liquidation or REO
               Disposition  of such  Mortgage  Loan or REO Property and (B) made with respect to delinquencies  that  were  ultimately  determined  to be  Excess  Special  Hazard
               Losses,  Excess Fraud Losses,  Excess Bankruptcy Losses or Extraordinary  Losses,
               and

        (iv)   any other interest  shortfalls not covered by the  subordination  provided by the
               Class M Certificates  and Class B  Certificates,  including  interest that is not collectible from the Mortgagor  pursuant to the  Servicemembers  Civil Relief Act of 1940, as amended,  or similar  legislation  or  regulations  as in effect from time to time,

with all such  reductions  allocated  (A) among all of the  Certificates  in proportion to their respective  amounts of Accrued  Certificate  Interest payable on such  Distribution  Date absent such  reductions  or (B) if the  Mortgage  Pool is  comprised  of two or more Loan  Groups,  the related  Senior  Percentage  of  such  reductions  among  the  related  Senior  Certificates  in proportion to the amounts of Accrued  Certificate  Interest  payable from the related Loan Group on such  Distribution  Date  absent  such  reductions,  with the  remainder  of such  reductions allocated  among the holders of the Class M Certificates  and Class B Certificates in proportion to their respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date absent  such  reductions.  In  addition  to that  portion  of the  reductions  described  in the preceding  sentence  that are  allocated  to any Class of Class B  Certificates  or any Class of
Class M  Certificates,  Accrued  Certificate  Interest on such Class of Class B Certificates  or such Class of Class M  Certificates  will be reduced by the  interest  portion  (adjusted to the
Net  Mortgage  Rate) of  Realized  Losses  that are  allocated  solely to such  Class of Class B
Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement:  The Addendum and Assignment  Agreement,  dated as of
January 31, 1995, between MLCC and the Master Servicer.

        Additional  Collateral:   Any  of  the  following  held,  in  addition  to  the  related
Mortgaged  Property,  as  security  for a Mortgage  Loan:  (i) all money,  securities,  security entitlements,  accounts, general intangibles,  payment rights, instruments,  documents,  deposit accounts,  certificates  of deposit,  commodities  contracts and other  investment  property and other  property of whatever  kind or  description  now existing or hereafter  acquired  which is pledged as security for the repayment of such Mortgage Loan, (ii)  third-party  guarantees,  and
(A) all  money,  securities,  security  entitlements,  accounts,  general  intangibles,  payment
rights,  instruments,   documents,  deposit  accounts,   certificates  of  deposit,  commodities
contracts and other  investment  property and other property of whatever kind or description now existing or hereafter  acquired  which is pledged as  collateral  for such  guarantee or (B) any mortgaged  property  securing the performance of such guarantee,  or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional  Collateral  Loan:  Each  Mortgage  Loan  that  is  supported  by  Additional
Collateral.

        Adjusted   Mortgage   Rate:   With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the Mortgage  Rate borne by the related  Mortgage  Note,  less the rate at which the related Subservicing Fee accrues.

        Advance:  As to any Mortgage  Loan,  any advance made by the Master  Servicer,  pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate:  With respect to any Person, any other Person  controlling,  controlled by or under common  control with such first  Person.  For the purposes of this  definition,  "control"
means the power to direct the  management  and policies of such Person,  directly or indirectly, whether  through the ownership of voting  securities,  by contract or  otherwise;  and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future  Distribution:  As to any Distribution  Date and, with respect to any Mortgage  Pool that is comprised of two or more Loan Groups,  each Loan Group,  the total of the  amounts  held  in the  Custodial  Account  at  the  close  of  business  on  the  preceding
Determination  Date on account of (i) Liquidation  Proceeds,  Subsequent  Recoveries,  Insurance
Proceeds,  Curtailments,  Mortgage Loan purchases made pursuant to Section 2.02,  2.03,  2.04 or
4.07 and Mortgage Loan  substitutions  made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation  Proceeds,  Insurance  Proceeds and  purchases of Mortgage  Loans that the Master  Servicer has deemed to have been  received in the preceding  month in accordance  with Section  3.07(b)),  and Principal  Prepayments  in Full made after the related  Prepayment  Period,  and (ii) payments which  represent early receipt of scheduled  payments of principal  and interest due on a date or dates  subsequent to the related
Due Date.

        Appraised  Value:  As to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged  Property based upon the appraisal made at the time of the  origination of the related  Mortgage  Loan,  and (ii) the sales  price of the  Mortgaged  Property  at such time of origination,  except in the case of a  Mortgaged  Property  securing a  refinanced  or  modified
Mortgage Loan as to which it is either the  appraised  value  determined  above or the appraised value  determined in an appraisal at the time of  refinancing or  modification,  as the case may
be.

        Assigned  Contracts:  With respect to any Pledged Asset Loan:  the Credit Support Pledge
Agreement;  the Funding and Pledge  Agreement,  among GMAC  Mortgage,  LLC,  National  Financial
Services  Corporation  and the Mortgagor or other person  pledging the related  Pledged  Assets;
the  Additional  Collateral  Agreement,  between GMAC  Mortgage,  LLC and the Mortgagor or other person pledging the related  Pledged Assets;  or such other contracts as may be set forth in the
Series Supplement.

        Assignment:   An  assignment   of  the  Mortgage,   notice  of  transfer  or  equivalent
instrument,  in  recordable  form,  sufficient  under the laws of the  jurisdiction  wherein the related  Mortgaged  Property  is located to reflect of record the sale of the  Mortgage  Loan to the Trustee  for the  benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket assignments  covering Mortgages secured  by  Mortgaged  Properties  located  in  the  same  county,  if  permitted  by  law  and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,  dated the  Closing
Date,  between  Residential  Funding and the Company  relating to the transfer and assignment of the Mortgage Loans.

        Assignment  Agreement  and  Amendment of Security  Instrument:  With respect to a Sharia
Mortgage  Loan,  the  agreement  between the consumer and the co-owner  pursuant to which all of the  co-owner's  interest as a  beneficiary  under the related  Sharia  Mortgage  Loan  Security
Instrument  and the  co-owner's  interest  in the  related  Mortgaged  Property is conveyed to a subsequent  owner,  which may take the form of an  "Assignment  Agreement"  and an "Amendment of
Security  Instrument"  or an  "Assignment  Agreement and Amendment of Security  Instrument",  as
applicable.

        Assignment of  Proprietary  Lease:  With respect to a Cooperative  Loan,  the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available  Distribution  Amount:  As to any  Distribution  Date and, with respect to any
Mortgage  Pool  comprised  of two or more Loan Groups,  each Loan Group,  an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage  Loans on deposit in the  Custodial  Account as of the close of business on the  immediately  preceding  Determination  Date,  including  any
Subsequent  Recoveries,  and amounts  deposited in the Custodial  Account in connection with the substitution  of Qualified  Substitute  Mortgage  Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date, (iii) any amount deposited in the
Certificate  Account on the related  Certificate  Account  Deposit  Date  pursuant to the second paragraph of Section 3.12(a),  (iv) any amount deposited in the Certificate  Account pursuant to
Section  4.07 or Section  9.01,  (v) any amount  that the Master  Servicer is not  permitted  to withdraw from the Custodial  Account or the  Certificate  Account  pursuant to Section  3.16(e),
(vi) any  amount  received  by the  Trustee  pursuant  to the  Surety  Bond in  respect  of such
Distribution  Date  and  (vii) the  proceeds  of any  Pledged  Assets  received  by  the  Master
Servicer,  reduced  by (b) the sum as of the  close of  business  on the  immediately  preceding
Determination  Date of (w)  aggregate  Foreclosure  Profits,  (x) the  Amount  Held  for  Future
Distribution,  and (y)  amounts  permitted  to be  withdrawn  by the  Master  Servicer  from the
Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x),  inclusive,  of
Section 3.10(a). Such amount shall be determined  separately for each Loan Group.  Additionally, with  respect to any  Mortgage  Pool that is  comprised  of two or more Loan  Groups,  if on any
Distribution Date  Compensating  Interest provided pursuant to this Section 3.16(e) is less than
Prepayment  Interest  Shortfalls  incurred on the Mortgage  Loans in connection  with  Principal
Prepayments  in Full and  Curtailments  made in the  prior  calendar  month,  such  Compensating
Interest shall be allocated on such Distribution Date to the Available  Distribution  Amount for
each  Loan  Group on a pro  rata  basis  in  accordance  with  the  respective  amounts  of such
Prepayment  Interest  Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy  Loss:  With  respect to any  Mortgage  Loan,  a Deficient  Valuation or Debt
Service  Reduction;  provided,  however,  that neither a Deficient  Valuation nor a Debt Service
Reduction  shall be deemed a  Bankruptcy  Loss  hereunder  so long as the  Master  Servicer  has notified the Trustee in writing  that the Master  Servicer is  diligently  pursuing any remedies that may  exist in  connection  with the  representations  and  warranties  made  regarding  the related  Mortgage  Loan and either (A) the related  Mortgage  Loan is not in default with regard to payments  due  thereunder  or (B)  delinquent  payments of principal  and interest  under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related  escrow  payments in respect of such Mortgage  Loan are being  advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case  without  giving  effect to any
Debt Service Reduction.

        Book-Entry  Certificate:  Any  Certificate  registered in the name of the  Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business  Day:  Any day  other  than (i) a  Saturday  or a Sunday or (ii) a day on which banking  institutions in the State of New York, the State of Michigan,  the State of California,
the State of  Illinois  or the State of  Minnesota  (and such other state or states in which the
Custodial  Account  or the  Certificate  Account  are at  the  time  located)  are  required  or authorized by law or executive order to be closed.

        Buydown  Funds:  Any amount  contributed  by the  seller of a  Mortgaged  Property,  the
Company or other source in order to enable the  Mortgagor to reduce the payments  required to be made from the  Mortgagor's  funds in the early years of a Mortgage  Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown  Mortgage  Loan:  Any Mortgage  Loan as to which a specified  amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Calendar  Quarter:  A  Calendar  Quarter  shall  consist  of one of the  following  time periods  in any given  year:  January  1 through  March  31,  April 1  through  June 30,  July 1 through September 30, and October 1 through December 31.

        Capitalization  Reimbursement  Amount:  With respect to any Distribution  Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups,  each Loan Group,  the amount of  Advances  or  Servicing  Advances  that were  added to the Stated  Principal  Balance of all
Mortgage  Loans  or, if the  Mortgage  Pool is  comprised  of two or more  Loan  Groups,  on the
Mortgage  Loans in the related Loan Group,  during the prior  calendar  month and  reimbursed to the Master  Servicer or  Subservicer on or prior to such  Distribution  Date pursuant to Section
3.10(a)(vii),  plus the  Capitalization  Reimbursement  Shortfall Amount remaining  unreimbursed from any prior  Distribution  Date and  reimbursed to the Master  Servicer or  Subservicer on or prior to such Distribution Date.

        Capitalization  Reimbursement  Shortfall  Amount:  With respect to any Distribution Date and,  with respect to any Mortgage Pool  comprised of two or more Loan Groups,  each Loan Group, the amount,  if any, by which the amount of Advances or  Servicing  Advances  that were added to the Stated  Principal  Balance of all Mortgage  Loans (or, if the Mortgage  Pool is comprised of two or  more  Loan  Groups,  on the  Mortgage  Loans  in the  related  Loan  Group)  during  the preceding  calendar  month  exceeds  the amount of  principal  payments  on the  Mortgage  Loans included in the Available  Distribution  Amount (or, if the Mortgage Pool is comprised of two or more  Loan  Groups,  Available  Distribution  Amount  for  the  related  Loan  Group)  for  that
Distribution Date.

        Cash  Liquidation:  As to any  defaulted  Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition  occurred,  a determination by the Master Servicer that it has received all Insurance  Proceeds,  Liquidation  Proceeds and other payments or cash recoveries  which the
Master Servicer  reasonably and in good faith expects to be finally  recoverable with respect to such Mortgage Loan.

        Certificate  Account Deposit Date: As to any  Distribution  Date, the Business Day prior thereto.

        Certificateholder  or Holder:  The Person in whose name a  Certificate  is registered in the Certificate Register,  and, in respect of any Insured Certificates,  the Certificate Insurer
to  the  extent  of  Cumulative   Insurance   Payments,   except  that  neither  a  Disqualified
Organization  nor a  Non-United  States  Person shall be a holder of a Class R  Certificate  for purposes  hereof  and,  solely for the purpose of giving any  consent or  direction  pursuant to this Agreement,  any  Certificate,  other than a Class R Certificate,  registered in the name of the Company,  the Master  Servicer or any  Subservicer or any Affiliate  thereof shall be deemed not to be outstanding and the Percentage  Interest or Voting Rights evidenced  thereby shall not be taken into account in  determining  whether the requisite  amount of Percentage  Interests or
Voting  Rights  necessary  to effect  any such  consent  or  direction  has been  obtained.  All references herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate
Owners as they may indirectly  exercise such rights  through the  Depository  and  participating members thereof,  except as otherwise  specified  herein;  provided,  however,  that the Trustee shall be required to  recognize  as a "Holder" or  "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate  Owner:  With  respect to a  Book-Entry  Certificate,  the Person who is the
beneficial  owner of such  Certificate,  as reflected on the books of an indirect  participating brokerage firm for which a Depository  Participant  acts as agent,  if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With  respect  to each  Certificate  (other  than  any
Interest Only Certificate), on any date of determination, an amount equal to:

         (i)   the Initial  Certificate  Principal  Balance of such  Certificate as specified on the face thereof, plus

         (ii)  any Subsequent  Recoveries  added to the  Certificate  Principal  Balance of such
               Certificate pursuant to Section 4.02, plus

        (iii)  in the  case of each  Accrual  Certificate,  an  amount  equal  to the  aggregate
               Accrued Certificate  Interest added to the Certificate  Principal Balance thereof prior to such date of determination, minus

         (iv)  the sum of (x) the aggregate of all amounts  previously  distributed with respect to such  Certificate (or any predecessor  Certificate)  and applied to reduce the
               Certificate  Principal  Balance  thereof  pursuant to Section 4.02(a) and (y) the aggregate of all  reductions  in  Certificate  Principal  Balance  deemed to have occurred in connection with Realized  Losses which were  previously  allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided,  that  the  Certificate  Principal  Balance  of  each  Certificate  of  the  Class  of
Subordinate  Certificates  with the Lowest  Priority at any given time shall be further  reduced by an amount equal to the  Percentage  Interest  represented by such  Certificate  multiplied by the excess,  if any, of (A) the then aggregate  Certificate  Principal Balance of all Classes of
Certificates  then  outstanding  over (B) the then  aggregate  Stated  Principal  Balance of the
Mortgage Loans.

        Certificate  Register  and  Certificate  Registrar:  The  register  maintained  and  the registrar appointed pursuant to Section 5.02.

        Class:  Collectively,  all  of  the  Certificates  bearing  the  same  designation.  The initial Class A-V  Certificates  and any Subclass  thereof  issued  pursuant to Section  5.01(c)
shall be a single Class for purposes of this Agreement.

        Class  A-P  Certificate:  Any  one  of  the  Certificates  designated  as  a  Class  A-P
Certificate.

        Class  A-P  Collection   Shortfall:   With  respect  to  the  Cash  Liquidation  or  REO
Disposition  of a  Discount  Mortgage  Loan,  any  Distribution  Date and,  with  respect to any
Mortgage Pool  comprised of two or more Loan Groups,  each Loan Group,  the excess of the amount described in clause (C)(1) of the  definition of Class A-P  Principal  Distribution  Amount (for
the related  Loan Group,  if  applicable)  over the amount  described  in clause  (C)(2) of such definition.

        Class A-P Principal  Distribution  Amount:  With respect to any  Distribution  Date and, with respect to any Mortgage  Pool  comprised  of two or more Loan Groups,  each Loan Group,  an amount equal to the aggregate of:

               (A)    the related  Discount  Fraction of the  principal  portion of each Monthly
        Payment  on  each  Discount  Mortgage  Loan  (or,  with  respect  to any  Mortgage  Pool comprised of two or more Loan Groups,  each  Discount  Mortgage Loan in the related Loan
        Group) due during the  related Due  Period,  whether or not  received on or prior to the related  Determination  Date,  minus the Discount  Fraction of the principal  portion of any related Debt Service  Reduction which together with other Bankruptcy  Losses exceeds the Bankruptcy Amount;

               (B)    the  related   Discount   Fraction  of  the   principal   portion  of  all
        unscheduled  collections  on each  Discount  Mortgage  Loan  (or,  with  respect  to any
        Mortgage Pool comprised of two or more Loan Groups,  each Discount  Mortgage Loan in the related Loan Group)  received  during the  preceding  calendar  month or, in the case of
        Principal  Prepayments  in Full,  during  the  related  Prepayment  Period  (other  than amounts  received  in  connection  with  a Cash  Liquidation  or  REO  Disposition  of a
        Discount Mortgage Loan described in clause (C) below),  including Principal  Prepayments
        in  Full,   Curtailments,   Subsequent  Recoveries  and  repurchases  (including  deemed repurchases  under Section 3.07(b)) of such Discount  Mortgage Loans (or, in the case of a substitution  of a Deleted  Mortgage Loan, the Discount  Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C)    in connection  with the Cash  Liquidation or REO Disposition of a Discount
        Mortgage  Loan (or,  with  respect to any  Mortgage  Pool  comprised of two or more Loan
        Groups,  each Discount  Mortgage  Loan in the related Loan Group) that  occurred  during the  preceding  calendar  month (or was deemed to have  occurred  during  such period in accordance  with  Section  3.07(b))  that did not  result in any Excess  Special  Hazard
        Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or  Extraordinary  Losses,  an
        amount  equal to the  lesser  of (1) the  applicable  Discount  Fraction  of the  Stated
        Principal   Balance  of  such  Discount   Mortgage  Loan   immediately   prior  to  such
        Distribution  Date and (2) the  aggregate  amount of the  collections  on such  Mortgage
        Loan to the extent applied as recoveries of principal;

               (D)    any amounts  allocable to principal  for any  previous  Distribution  Date
        (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E)    the amount of any Class A-P Collection  Shortfalls  for such  Distribution
        Date and the  related  Loan  Group,  if  applicable,  and the  amount  of any  Class A-P
        Collection  Shortfalls (for the related Loan Group, if applicable)  remaining unpaid for all previous  Distribution  Dates, but only to the extent of the Eligible Funds for such
        Distribution Date; minus

               (F)    the  related  Discount  Fraction  of the  portion  of  the  Capitalization
        Reimbursement  Amount (for the related Loan Group, if applicable) for such  Distribution
        Date,  if any,  related to each Discount  Mortgage  Loan (in the related Loan Group,  if applicable).

        Notwithstanding  the foregoing,  with respect to any Distribution  Date on and after the
Credit Support  Depletion Date, the Class A-P Principal  Distribution  Amount (for a Loan Group,
if  applicable)  shall equal the excess of (i) the sum of (a) the related  Discount  Fraction of the principal  portion of each Monthly  Payment on each  Discount  Mortgage Loan (in the related
Loan Group,  if  applicable)  received or advanced prior to the related  Determination  Date and not previously  distributed  minus the Discount Fraction of the principal portion of any related
Debt Service  Reduction  which  together with other  Bankruptcy  Losses  exceeds the  Bankruptcy
Amount  and  (b)  the  related  Discount   Fraction  of  the  aggregate  amount  of  unscheduled
collections  described in clauses (B) and (C) above over (ii) the amount calculated  pursuant to clause (F) above.

        Class  A-V  Certificate:  Any  one  of  the  Certificates  designated  as  a  Class  A-V
Certificate, including any Subclass thereof.

        Class  B  Certificate:   Any  one  of  the  Certificates   designated  as  a  Class  B-1
Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class  M  Certificate:   Any  one  of  the  Certificates   designated  as  a  Class  M-1
Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Class  P   Certificate:   Any  one  of  the   Certificates   designated  as  a  Class  P
Certificate.

        Class  SB  Certificate:   Any  one  of  the  Certificates   designated  as  a  Class  SB
Certificate.

        Class  X   Certificate:   Any  one  of  the   Certificates   designated  as  a  Class  X
Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined   Collateral  LLC:  Combined  Collateral  LLC,  a  Delaware  limited  liability company.
        Commission:  The Securities and Exchange Commission.

        Compensating  Interest:  With  respect  to any  Distribution  Date,  an amount  equal to
Prepayment Interest Shortfalls  resulting from Principal  Prepayments in Full during the related
Prepayment  Period  and  Curtailments  during  the  prior  calendar  month and  included  in the
Available  Distribution  Amount for such Distribution  Date, but not more than the lesser of (a)
one-twelfth  of 0.125%  of the  Stated  Principal  Balance  of the  Mortgage  Loans  immediately preceding  such  Distribution  Date and (b) the sum of the Servicing Fee and all income and gain on  amounts  held in the  Custodial  Account  and the  Certificate  Account  and  payable to the
Certificateholders  with respect to such Distribution  Date;  provided that for purposes of this definition  the amount of the  Servicing  Fee will not be reduced  pursuant  to Section  7.02(a)
except as may be required pursuant to the last sentence of such Section.

        Compliance  With Laws  Representation:  The  following  representation  and warranty (or any  representation and warranty that is substantially  similar) made by Residential  Funding in
Section 4 of Assignment  Agreement:  "Each Mortgage Loan at the time it was made complied in all material respects with applicable  local,  state, and federal laws,  including,  but not limited to, all applicable anti-predatory lending laws".

        Cooperative:  A private,  cooperative  housing corporation which owns or leases land and all or part of a  building  or  buildings,  including  apartments,  spaces  used for  commercial purposes and common areas therein and whose board of directors  authorizes,  among other things, the sale of Cooperative Stock.

        Cooperative  Apartment:  A dwelling unit in a  multi-dwelling  building  owned or leased by a  Cooperative,  which unit the  Mortgagor has an exclusive  right to occupy  pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative  Lease:  With  respect  to a  Cooperative  Loan,  the  proprietary  lease or occupancy  agreement  with respect to the  Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative  Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative  Loans:  Any  of  the  Mortgage  Loans  made  in  respect  of a  Cooperative
Apartment,  evidenced  by a Mortgage  Note and  secured by (i) a  Security  Agreement,  (ii) the related  Cooperative  Stock  Certificate,  (iii) an assignment of the  Cooperative  Lease,  (iv)
financing  statements  and (v) a stock  power  (or  other  similar  instrument),  and  ancillary thereto,  a recognition  agreement between the Cooperative and the originator of the Cooperative
Loan,  each of which was  transferred  and assigned to the Trustee  pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative  Stock:  With respect to a Cooperative  Loan, the single  outstanding  class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative  Stock   Certificate:   With  respect  to  a  Cooperative  Loan,  the  stock
certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit Support  Depletion  Date: The first  Distribution  Date on which the  Certificate
Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit  Support Pledge  Agreement:  The Credit  Support  Pledge  Agreement,  dated as of
November 24, 1998, among the Master Servicer,  GMAC Mortgage,  LLC, Combined  Collateral LLC and
The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment:  Any  Principal  Prepayment  made by a  Mortgagor  which is not a Principal
Prepayment in Full.

        Custodial  Account:  The custodial  account or accounts created and maintained  pursuant to Section 3.07 in the name of a  depository  institution,  as custodian  for the holders of the
Certificates,  for the holders of certain other  interests in mortgage loans serviced or sold by the Master  Servicer  and for the Master  Servicer,  into which the amounts set forth in Section
3.07 shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

        Custodial  Agreement:  An  agreement  that may be entered  into among the  Company,  the
Master Servicer,  the Trustee and a Custodian  pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodial  File:  Any mortgage  loan  document in the Mortgage  File that is required to be delivered to the Trustee or Custodian pursuant to Section 2.01(b) of this Agreement.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal  Balance:  As to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off  Date after giving  effect to all  installments  of  principal  due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt  Service  Reduction:  With  respect  to  any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly  Payment for such  Mortgage  Loan by a court of competent  jurisdiction  in a proceeding  under  the  Bankruptcy  Code,  except  such a  reduction  constituting  a  Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient  Valuation:  With  respect to any  Mortgage  Loan,  a valuation  by a court of competent  jurisdiction  of the Mortgaged  Property in an amount less than the then  outstanding indebtedness  under the Mortgage  Loan,  or any  reduction in the amount of principal to be paid in connection  with any scheduled  Monthly Payment that  constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

        Deleted  Mortgage  Loan:  A Mortgage  Loan  replaced or to be replaced  with a Qualified
Substitute Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately  prior to the next following  monthly scheduled due date;  "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled  due date  remains  unpaid  as of the  close of  business  on the  last  business  day immediately  prior  to the  second  following  monthly  scheduled  due  date;  and  so  on.  The determination  as to whether a Mortgage  Loan  falls  into  these  categories  is made as of the close of business on the last  business day of each month.  For example,  a Mortgage Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business on July 31 would then be considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the Cut-off Date is  determined  and prepared as of the close of business on the last  business  day  immediately prior to the Cut-off Date.

        Depository:  The  Depository  Trust  Company,  or  any  successor  Depository  hereafter named.  The nominee of the initial  Depository  for purposes of registering  those  Certificates that are to be  Book-Entry  Certificates  is Cede & Co. The  Depository  shall at all times be a
"clearing  corporation" as defined in Section  8-102(a)(5) of the Uniform Commercial Code of the
State of New York and a "clearing agency"  registered  pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository  Participant:  A  broker,  dealer,  bank or other  financial  institution  or other Person for whom from time to time a Depository  effects  book-entry  transfers and pledges of securities deposited with the Depository.

        Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Destroyed   Obligation  to  Pay:  An  Obligation  to  Pay  the  original  of  which  was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount   Fraction:   With  respect  to  each  Discount  Mortgage  Loan,  the  fraction expressed as a  percentage,  the  numerator of which is the Discount Net Mortgage Rate minus the
Net  Mortgage  Rate (or the initial Net  Mortgage  Rate with  respect to any  Discount  Mortgage
Loans as to which the  Mortgage  Rate is modified  pursuant to 3.07(a)) for such  Mortgage  Loan and the  denominator  of which is the Discount Net Mortgage  Rate.  The Discount  Fraction  with respect  to each  Discount  Mortgage  Loan is set forth as an  exhibit  attached  to the  Series
Supplement.

        Discount  Mortgage  Loan:  Any Mortgage  Loan having a Net Mortgage Rate (or the initial
Net Mortgage  Rate) of less than the Discount Net Mortgage  Rate per annum and any Mortgage Loan deemed to be a Discount  Mortgage  Loan  pursuant  to the  definition  of  Qualified  Substitute
Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified  Organization:  Any organization  defined as a "disqualified  organization"
under Section  860E(e)(5)  of the Code,  and if not otherwise  included,  any of the  following:
(i) the United  States,  any State or  political  subdivision  thereof,  any  possession  of the
United  States,  or any  agency  or  instrumentality  of any of the  foregoing  (other  than  an instrumentality  which is a corporation if all of its activities are subject to tax and,  except for  Freddie  Mac, a majority of its board of  directors  is not  selected by such  governmental
unit),  (ii)  a  foreign  government,   any  international   organization,   or  any  agency  or
instrumentality  of any of the foregoing,  (iii) any  organization  (other than certain farmers'
cooperatives  described  in Section  521 of the Code)  which is exempt  from the tax  imposed by
Chapter  1 of the Code  (including  the tax  imposed  by  Section  511 of the Code on  unrelated business taxable income),  (iv) rural electric and telephone  cooperatives  described in Section
1381(a)(2)(C)  of the Code, (v) any "electing large  partnership,"  as defined in Section 775(a)
of the Code and (vi) any other  Person so  designated  by the  Trustee  based upon an Opinion of
Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by such Person may cause the Trust Fund or any Person  having an  Ownership  Interest in any Class of  Certificates
(other than such  Person) to incur a liability  for any federal tax imposed  under the Code that would not  otherwise  be imposed  but for the  Transfer  of an  Ownership  Interest in a Class R
Certificate   to  such  Person.   The  terms  "United   States",   "State"  and   "international
organization"  shall  have the  meanings  set  forth in  Section  7701 of the Code or  successor provisions.

        Distribution  Date:  The  25th  day of any  month  beginning  in the  month  immediately following the month of the initial  issuance of the  Certificates  or, if such 25th day is not a
Business Day, the Business Day immediately following such 25th day.

        Due Date:  With respect to any  Distribution  Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period:  With respect to any  Distribution  Date, the one-month  period set forth in the Series Supplement.

        Eligible  Account:  An  account  that is any of the  following:  (i)  maintained  with a depository  institution  the debt  obligations of which have been rated by each Rating Agency in its highest  rating  available,  or (ii) an account or accounts in a depository  institution  in which such accounts are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be  maintained  such that (as  evidenced  by an Opinion of  Counsel  delivered  to the
Trustee  and each  Rating  Agency)  the  registered  Holders of  Certificates  have a claim with respect  to the funds in such  account  or a  perfected  first  security  interest  against  any collateral  (which  shall be  limited  to  Permitted  Investments)  securing  such funds that is superior to claims of any other  depositors  or creditors  of the  depository  institution  with which  such  account  is  maintained,  or (iii) in the case of the  Custodial  Account,  a trust account or accounts  maintained in the  corporate  trust  department of the Trustee,  or (iv) in the case of the  Certificate  Account,  a trust account or accounts  maintained in the corporate trust  department  of the  Trustee,  or (v) an account or accounts of a  depository  institution acceptable  to each Rating  Agency (as  evidenced  in writing by each Rating  Agency that use of any such  account  as the  Custodial  Account  or the  Certificate  Account  will not reduce the rating  assigned to any Class of  Certificates  by such  Rating  Agency  below the  then-current rating assigned to such Certificates).

        Event of Default:  As defined in Section 7.01.

        Excess  Bankruptcy  Loss: Any  Bankruptcy  Loss, or portion  thereof,  which exceeds the then applicable Bankruptcy Amount.

        Excess  Fraud  Loss:  Any  Fraud  Loss,  or  portion  thereof,  which  exceeds  the then applicable Fraud Loss Amount.
        Excess Special Hazard Loss:  Any Special Hazard Loss, or portion  thereof,  that exceeds the then applicable Special Hazard Amount.

        Excess  Subordinate  Principal  Amount:  With respect to any Distribution  Date on which the  aggregate  Certificate  Principal  Balance of the Class of  Subordinate  Certificates  then outstanding  with the Lowest  Priority is to be reduced to zero and on which Realized Losses are to be  allocated  to such class or  classes,  the  excess,  if any, of (i) the amount that would otherwise be  distributable  in respect of principal on such class or classes of Certificates on such  Distribution  Date over (ii) the excess,  if any, of the aggregate  Certificate  Principal
Balance of such class or classes of Certificates  immediately  prior to such  Distribution  Date over the  aggregate  amount of Realized  Losses to be allocated to such classes of  Certificates on such  Distribution  Date as reduced by any amount  calculated  pursuant  to clause (E) of the definition of Class A-P Principal  Distribution  Amount.  With respect to any Mortgage Pool that is  comprised  of two or more Loan  Groups,  the Excess  Subordinate  Principal  Amount  will be allocated  between  each  Loan  Group  on a pro rata  basis in  accordance  with the  amount  of
Realized  Losses  attributable  to each Loan Group and  allocated  to the  Certificates  on such
Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary  Events:  Any of the  following  conditions  with  respect to a  Mortgaged
Property (or, with respect to a Cooperative  Loan, the  Cooperative  Apartment) or Mortgage Loan
causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a)     losses  that are of the type that would be covered by the  fidelity  bond and the errors and omissions  insurance  policy  required to be maintained  pursuant to Section 3.12(b)
        but are in excess of the coverage maintained thereunder;

(b)     nuclear  reaction  or  nuclear  radiation  or  radioactive  contamination,  all  whether controlled or  uncontrolled,  and whether such loss be direct or indirect,  proximate or remote or be in whole or in part  caused by,  contributed  to or  aggravated  by a peril covered by the definition of the term "Special Hazard Loss";

(c)     hostile  or  warlike  action in time of peace or war,  including  action  in  hindering, combating or defending against an actual, impending or expected attack:

1.      by any  government  or  sovereign  power,  de  jure  or de  facto,  or by any  authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d)     any weapon of war  employing  atomic  fission or  radioactive  force  whether in time of peace or war; or

(e)     insurrection,  rebellion,  revolution,  civil  war,  usurped  power or  action  taken by
        governmental   authority  in   hindering,   combating  or  defending   against  such  an
        occurrence,   seizure  or   destruction   under   quarantine  or  customs   regulations,
        confiscation by order of any government or public  authority;  or risks of contraband or illegal transportation or trade.

        Extraordinary  Losses:  Any loss  incurred  on a Mortgage  Loan  caused by or  resulting from an Extraordinary Event.

        Fannie  Mae:  Federal  National  Mortgage   Association,   a  federally   chartered  and
privately  owned  corporation  organized  and  existing  under  the  Federal  National  Mortgage
Association Charter Act, or any successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date:  The  Distribution  Date on which the final  distribution  in respect of the  Certificates  will be made  pursuant to Section 9.01,  which Final  Distribution
Date shall in no event be later  than the end of the  90-day  liquidation  period  described  in
Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure  Profits:  As to any  Distribution  Date or related  Determination  Date and any Mortgage  Loan,  the excess,  if any, of Liquidation  Proceeds,  Insurance  Proceeds and REO
Proceeds  (net of all  amounts  reimbursable  therefrom  pursuant  to  Section  3.10(a)(ii))  in respect of each Mortgage Loan or REO Property for which a Cash  Liquidation  or REO  Disposition occurred in the related  Prepayment  Period over the sum of the unpaid principal balance of such
Mortgage  Loan or REO Property  (determined,  in the case of an REO  Disposition,  in accordance with  Section  3.14) plus  accrued  and unpaid  interest  at the  Mortgage  Rate on such  unpaid principal  balance  from the Due Date to which  interest  was last paid by the  Mortgagor to the first day of the month  following the month in which such Cash  Liquidation  or REO  Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud  Losses:  Realized  Losses on  Mortgage  Loans as to which  there was fraud in the origination of such Mortgage Loan.

        Freddie Mac:  Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United  States  created and existing  under Title III of the  Emergency  Home Finance Act of
1970, as amended, or any successor thereto.

        Highest  Priority:   As  of  any  date  of  determination,   the  Class  of  Subordinate
Certificates  then outstanding with a Certificate  Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a),  in the following order:  Class M-1,
Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent:  When used with respect to any  specified  Person,  means such a Person who
(i) is in  fact  independent  of the  Company,  the  Master  Servicer  and the  Trustee,  or any
Affiliate  thereof,  (ii) does not have any direct financial  interest or any material  indirect financial  interest  in the  Company,  the Master  Servicer  or the  Trustee or in an  Affiliate
thereof,  and (iii) is not connected with the Company,  the Master Servicer or the Trustee as an officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or person  performing similar functions.

        Initial  Certificate  Principal  Balance:  With  respect to each Class of  Certificates, the Certificate  Principal  Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing  scheduled  principal  amortization and  interest  at the Net  Mortgage  Rate for the Due Date in the  first Due  Period  commencing subsequent  to the  Cut-off  Date for those  Mortgage  Loans for which the  Trustee  will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial  Notional  Amount:  With  respect  to any Class or  Subclass  of  Interest  Only
Certificates,  the amount  initially  used as the  principal  basis for the  calculation  of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance  Proceeds:  Proceeds  paid in respect of the  Mortgage  Loans  pursuant to any
Primary  Insurance  Policy or any other  related  insurance  policy  covering  a  Mortgage  Loan
(excluding any  Certificate  Policy (as defined in the Series  Supplement)),  to the extent such proceeds are payable to the mortgagee under the Mortgage,  any Subservicer,  the Master Servicer or the Trustee and are not applied to the  restoration  of the related  Mortgaged  Property (or, with  respect to a  Cooperative  Loan,  the related  Cooperative  Apartment)  or released to the
Mortgagor in accordance  with the procedures  that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer:  Any  named  insurer  under  any  Primary  Insurance  Policy  or any  successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest  Only  Certificates:  A Class or  Subclass  of  Certificates  not  entitled  to payments of  principal,  and  designated  as such in the Series  Supplement.  The Interest  Only
Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International  Borrower:  In connection  with any Mortgage Loan, a borrower who is (a) a
United  States  citizen  employed  in a foreign  country,  (b) a  non-permanent  resident  alien employed in the United  States or (c) a citizen of a country  other than the United  States with income derived from sources outside the United States.

        Junior  Certificateholder:  The Holder of not less than 95% of the Percentage  Interests of the Junior Class of Certificates.

        Junior Class of Certificates:  The Class of Subordinate  Certificates  outstanding as of the date of the  repurchase  of a Mortgage  Loan  pursuant  to Section  4.07 herein that has the
Lowest Priority.

        Late  Collections:  With respect to any Mortgage Loan, all amounts  received  during any
Due Period,  whether as late payments of Monthly Payments or as Insurance Proceeds,  Liquidation
Proceeds or otherwise,  which  represent late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation  Proceeds:  Amounts (other than Insurance  Proceeds)  received by the Master
Servicer  in  connection  with the taking of an entire  Mortgaged  Property  by  exercise of the power of eminent domain or  condemnation  or in connection  with the  liquidation of a defaulted
Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan  Group:  Any group of Mortgage  Loans  designated  as a separate  loan group in the
Series  Supplement.  The  Certificates  relating  to each Loan Group will be  designated  in the
Series Supplement.

        Loan-to-Value  Ratio:  As of any date,  the  fraction,  expressed as a  percentage,  the numerator of which is the current  principal  balance of the related  Mortgage  Loan at the date of  determination  and the denominator of which is the Appraised Value of the related  Mortgaged
Property.

        Lower  Priority:  As  of  any  date  of  determination  and  any  Class  of  Subordinate
Certificates,  any  other  Class  of  Subordinate  Certificates  then  outstanding  with a later priority for payments pursuant to Section 4.02 (a).

        Lowest  Priority:   As  of  any  date  of   determination,   the  Class  of  Subordinate
Certificates  then outstanding with a Certificate  Principal Balance greater than zero, with the latest priority for payments  pursuant to Section 4.02(a),  in the following  order:  Class B-3,
Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity  Date:  The latest  possible  maturity  date,  solely for  purposes  of Section
1.860G-1(a)(4)(iii)  of the Treasury regulations,  by which the Certificate Principal Balance of
each  Class  of  Certificates   (other  than  the  Interest  Only  Certificates  which  have  no
Certificate  Principal Balance) and each Uncertificated  REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a  corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System:   The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN:  The Mortgage  Identification  Number for Mortgage  Loans  registered  with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified  Mortgage  Loan:  Any  Mortgage  Loan that has been the  subject of a Servicing
Modification.

        Modified  Net  Mortgage  Rate:  As to  any  Mortgage  Loan  that  is  the  subject  of a
Servicing  Modification,  the Net  Mortgage  Rate minus the rate per annum by which the Mortgage
Rate on such Mortgage Loan was reduced.

        MOM Loan:  With  respect to any  Mortgage  Loan,  MERS acting as the  mortgagee  of such
Mortgage  Loan,  solely as nominee for the  originator of such Mortgage Loan and its  successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage  Loan  (including  any REO Property) and any Due Date,  the  payment  of  principal  and  interest  due  thereon in  accordance  with the
amortization   schedule  at  the  time  applicable  thereto  (after  adjustment,   if  any,  for
Curtailments  and for  Deficient  Valuations  occurring  prior to such Due Date but  before  any adjustment to such  amortization  schedule by reason of any  bankruptcy,  other than a Deficient
Valuation,  or  similar  proceeding  or any  moratorium  or similar  waiver or grace  period and before any  Servicing  Modification  that  constitutes  a reduction of the interest rate on such
Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With respect to each  Mortgage  Note related to a Mortgage  Loan which is not a  Cooperative  Loan,  the mortgage,  deed of trust or other  comparable  instrument  creating a first  lien on an estate  in fee  simple or  leasehold  interest  in real  property  securing  a
Mortgage  Note.  With respect to each  Obligation to Pay related to a Sharia  Mortgage Loan, the
Sharia Mortgage Loan Security Instrument.

        Mortgage  File:  The  mortgage   documents  listed  in  Section  2.01  pertaining  to  a
particular  Mortgage  Loan and any  additional  documents  required to be added to the  Mortgage
File pursuant to this Agreement.

        Mortgage  Loans:  Such of the  mortgage  loans,  including  any Sharia  Mortgage  Loans, transferred  and assigned to the Trustee  pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund,  the Mortgage  Loans  originally so held being identified in the initial Mortgage Loan Schedule,  and Qualified  Substitute Mortgage Loans held or deemed held as part of the Trust Fund  including,  without  limitation,  (i) with  respect to
each  Cooperative  Loan,  the  related  Mortgage  Note,   Security   Agreement,   Assignment  of
Proprietary Lease,  Cooperative Stock  Certificate,  Cooperative Lease and Mortgage File and all
rights  appertaining  thereto,  (ii) with  respect to each  Sharia  Mortgage  Loan,  the related
Obligation to Pay, Sharia Mortgage Loan Security  Instrument,  Sharia Mortgage Loan Co-Ownership
Agreement,  Assignment  Agreement and Amendment of Security Instrument and Mortgage File and all
rights  appertaining  thereto  and  (iii)  with  respect  to each  Mortgage  Loan  other  than a
Cooperative  Loan or a Sharia Mortgage Loan, each related  Mortgage Note,  Mortgage and Mortgage
File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness
evidencing  the  indebtedness  of  a  Mortgagor  under  a  Mortgage  Loan,   together  with  any
modification  thereto.  With respect to each Sharia  Mortgage  Loan,  the related  Obligation to
Pay.

        Mortgage  Pool:  The  pool  of  mortgage  loans,  including  all  Loan  Groups,  if any, consisting of the Mortgage Loans.

        Mortgage  Rate:  As to any  Mortgage  Loan,  the  interest  rate  borne  by the  related
Mortgage  Note,  or any  modification  thereto  other than a Servicing  Modification.  As to any
Sharia  Mortgage  Loan,  the profit  factor  described in the related  Obligation to Pay, or any modification thereto other than a Servicing Modification.

        Mortgaged  Property:  The  underlying  real  property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage  Note, or with respect to a Sharia  Mortgage Loan, the consumer on an Obligation to Pay.

        Net Mortgage  Rate:  As to each  Mortgage  Loan,  a per annum rate of interest  equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary  Residence  Loans:  The Mortgage  Loans  designated  as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any  Advance  previously  made or  proposed  to be made by the
Master  Servicer or  Subservicer  in respect of a Mortgage  Loan (other than a Deleted  Mortgage
Loan) which, in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed  Advance,  would not, be  ultimately  recoverable  by the Master  Servicer from related
Late  Collections,   Insurance  Proceeds,   Liquidation   Proceeds,   REO  Proceeds  or  amounts
reimbursable to the Master Servicer  pursuant to Section 4.02(a) hereof.  To the extent that any
Mortgagor  is not  obligated  under the  related  Mortgage  documents  to pay or  reimburse  any portion of any Servicing  Advances  that are  outstanding  with respect to the related  Mortgage
Loan  as a  result  of a  modification  of such  Mortgage  Loan by the  Master  Servicer,  which forgives  amounts which the Master  Servicer or  Subservicer  had previously  advanced,  and the
Master Servicer  determines that no other source of payment or  reimbursement  for such advances is available  to it, such  Servicing  Advances  shall be deemed to be  Nonrecoverable  Advances.
The  determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any
proposed  Advance  would  constitute  a  Nonrecoverable   Advance,  shall  be  evidenced  by  an
Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the  time  of  reference thereto, is not subject to a Subservicing Agreement.

        Notional  Amount:  With respect to any Class or Subclass of Interest Only  Certificates,
an amount used as the principal  basis for the calculation of any interest  payment  amount,  as more specifically defined in the Series Supplement.

        Obligation  to Pay:  The  originally  executed  obligation  to pay or similar  agreement evidencing  the  obligation  of the consumer  under a Sharia  Mortgage  Loan,  together with any modification thereto.

        Officers'  Certificate:  A  certificate  signed  by  the  Chairman  of  the  Board,  the
President or a Vice President or Assistant Vice President,  or a Director or Managing  Director,
and  by  the  Treasurer,  the  Secretary,  or  one of  the  Assistant  Treasurers  or  Assistant
Secretaries  of the Company or the Master  Servicer,  as the case may be, and  delivered  to the
Trustee, as required by this Agreement.

        Opinion of  Counsel:  A written  opinion of counsel  acceptable  to the  Trustee and the
Master Servicer,  who may be counsel for the Company or the Master  Servicer,  provided that any opinion of counsel (i) referred to in the  definition  of  "Disqualified  Organization"  or (ii)
relating to the  qualification  of any REMIC formed under the Series  Supplement  or  compliance with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion  of  Independent counsel.

        Outstanding  Mortgage  Loan:  As to any Due Date,  a  Mortgage  Loan  (including  an REO
Property) which was not the subject of a Principal  Prepayment in Full, Cash  Liquidation or REO
Disposition  and which was not  purchased,  deleted  or  substituted  for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership  Interest:  As to any Certificate,  any ownership or security interest in such
Certificate,  including  any interest in such  Certificate  as the Holder  thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage   Interest:   With  respect  to  any  Certificate   (other  than  a  Class  R
Certificate),  the undivided  percentage  ownership  interest in the related Class  evidenced by
such  Certificate,   which  percentage   ownership  interest  shall  be  equal  to  the  Initial
Certificate  Principal  Balance thereof or Initial  Notional Amount (in the case of any Interest
Only  Certificate)  thereof divided by the aggregate  Initial  Certificate  Principal Balance or the aggregate of the Initial  Notional  Amounts,  as applicable,  of all the Certificates of the same Class.  With respect to a Class R  Certificate,  the interest in  distributions  to be made with respect to such Class evidenced thereby,  expressed as a percentage,  as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i)     obligations  of or  guaranteed  as to timely  payment of  principal  and interest by the
        United  States or any  agency or  instrumentality  thereof  when  such  obligations  are backed by the full faith and credit of the United States;

(ii)    repurchase  agreements  on  obligations  specified  in clause (i) maturing not more than one month from the date of acquisition  thereof,  provided that the unsecured short-term debt  obligations of the party agreeing to repurchase  such  obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)   federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'
        acceptances  (which  shall each have an original  maturity of not more than 90 days and, in the case of  bankers'  acceptances,  shall in no event have an  original  maturity of more than 365 days or a remaining  maturity of more than 30 days)  denominated in United
        States dollars of any U.S.  depository  institution or trust company  incorporated under the laws of the  United  States  or any state  thereof  or of any  domestic  branch of a foreign depository  institution or trust company;  provided that the debt obligations of such  depository  institution or trust company at the date of  acquisition  thereof have been rated by each  Rating  Agency in its  highest  short-term  rating  available;  and, provided  further that, if the original  maturity of such  short-term  obligations  of a domestic  branch of a foreign  depository  institution  or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be A-1+ in the case of Standard
        & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial  paper and demand  notes  (having  original  maturities  of not more than 365 days) of any corporation  incorporated  under the laws of the United States or any state thereof  which on the date of  acquisition  has been rated by each Rating  Agency in its highest  short-term rating  available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)     any mutual  fund,  money  market  fund,  common  trust fund or other  pooled  investment
        vehicle,   the  assets  of  which  are  limited  to  instruments  that  otherwise  would constitute  Permitted  Investments  hereunder  and have been rated by each Rating Agency in its  highest  short-term  rating  available  (in the case of  Standard & Poor's  such rating shall be either AAAm or AAAm-G),  including  any such fund that is managed by the
        Trustee  or any  affiliate  of  the  Trustee  or for  which  the  Trustee  or any of its affiliates acts as an adviser; and

(vi)    other  obligations  or  securities  that  are  acceptable  to each  Rating  Agency  as a
        Permitted  Investment  hereunder and will not reduce the rating assigned to any Class of
        Certificates  by such Rating Agency  (without  giving effect to any  Certificate  Policy
        (as defined in the Series  Supplement) in the case of Insured  Certificates  (as defined in the Series  Supplement)  below the lower of the then-current  rating assigned to such
        Certificates by such Rating Agency, as evidenced in writing;

provided,  however, no instrument shall be a Permitted  Investment if it represents,  either (1)
the right to receive only interest  payments with respect to the underlying  debt  instrument or
(2) the  right to  receive  both  principal  and  interest  payments  derived  from  obligations underlying  such  instrument  and the  principal  and  interest  payments  with  respect to such instrument  provide a yield to  maturity  greater  than 120% of the yield to  maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt  shall  mean AAA in the case of  Standard & Poor's and Fitch and Aaa in the case of Moody's,  and for purposes of this  Agreement,  any  references  herein to the highest rating available  on  unsecured  commercial  paper  and  short-term  debt  obligations  shall  mean the following:  A-1 in the case of  Standard  & Poor's,  P-1 in the case of  Moody's  and F-1 in the case of Fitch;  provided,  however,  that any  Permitted  Investment  that is a short-term  debt obligation  rated A-1 by Standard & Poor's must  satisfy the  following  additional  conditions:
(i) the total  amount of debt from A-1  issuers  must be  limited to the  investment  of monthly principal and interest payments  (assuming fully amortizing  collateral);  (ii) the total amount of A-1  investments  must not represent more than 20% of the aggregate  outstanding  Certificate
Principal  Balance of the  Certificates  and each  investment  must not  mature  beyond 30 days;
(iii) the terms of the debt must have a  predetermined  fixed dollar  amount of principal due at maturity  that  cannot  vary;  and  (iv) if the  investments  may be  liquidated  prior to their maturity  or are  being  relied on to meet a certain  yield,  interest  must be tied to a single interest  rate index plus a single  fixed  spread  (if any) and must move  proportionately  with that index.  Any Permitted Investment may be held by or through the Trustee or its Affiliates.
        Permitted  Transferee:   Any  Transferee  of  a  Class  R  Certificate,   other  than  a
Disqualified Organization or Non-United States Person.

        Person:  Any individual,  corporation,  limited liability  company,  partnership,  joint venture,  association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged  Amount:  With respect to any Pledged Asset Loan,  the amount of money  remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged  Asset  Loan:  Any  Mortgage  Loan  supported  by  Pledged  Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged  Assets:  With respect to any Mortgage  Loan,  all money,  securities,  security entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents, deposit accounts,  certificates of deposit,  commodities contracts and other investment property and other  property of  whatever  kind or  description  pledged by  Combined  Collateral  LLC as security in respect of any  Realized  Losses in  connection  with such  Mortgage  Loan up to the
Pledged Amount for such Mortgage Loan, and any related  collateral,  or such other collateral as may be set forth in the Series Supplement.

        Pledged  Asset  Mortgage  Servicing  Agreement:  The Pledged  Asset  Mortgage  Servicing
Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling  and  Servicing  Agreement  or  Agreement:  With  respect  to any  Series,  this
Standard Terms together with the related Series Supplement.

        Pool Stated  Principal  Balance:  As to any  Distribution  Date,  the  aggregate  of the
Stated Principal Balances of each Mortgage Loan.

        Pool Strip  Rate:  With  respect to each  Mortgage  Loan,  a per annum rate equal to the excess of (a) the Net  Mortgage  Rate of such  Mortgage  Loan over (b) the Discount Net Mortgage
Rate (but not less than 0.00%) per annum.

        Prepayment  Distribution  Trigger:  With respect to any Distribution  Date and any Class of  Subordinate  Certificates  (other  than the Class M-1  Certificates),  a test that  shall be satisfied  if the  fraction  (expressed  as a  percentage)  equal to the sum of the  Certificate
Principal  Balances  of such  Class  and each  Class of  Subordinate  Certificates  with a Lower
Priority than such Class  immediately  prior to such  Distribution Date divided by the aggregate
Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)  immediately prior to such  Distribution  Date is  greater  than or equal to the sum of the  related  Initial
Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment  Interest  Shortfall:  As to any  Distribution  Date  and any  Mortgage  Loan
(other  than a  Mortgage  Loan  relating  to an REO  Property)  that  was the  subject  of (a) a
Principal  Prepayment  in Full during the portion of the  related  Prepayment  Period that falls during the prior calendar  month,  an amount equal to the excess of one month's  interest at the
Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of such  Mortgage  Loan over the amount of interest  (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan))
paid by the Mortgagor for such month to the date of such  Principal  Prepayment in Full or (b) a
Curtailment  during the prior  calendar  month,  an amount equal to one month's  interest at the
Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the amount of such Curtailment.

        Prepayment  Period:  As to any Distribution  Date and Principal  Prepayment in Full, the
period  commencing  on the 16th day of the month  prior to the month in which that  Distribution
Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary  Insurance  Policy:  Each primary policy of mortgage  guaranty  insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal  Only  Certificates:  A Class of  Certificates  not  entitled  to  payments of interest, and more specifically designated as such in the Series Supplement.

        Principal  Prepayment:  Any payment of principal or other  recovery on a Mortgage  Loan, including a recovery that takes the form of Liquidation  Proceeds or Insurance  Proceeds,  which is  received  in advance of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment  in  Full:  Any  Principal  Prepayment  of  the  entire  principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide:  Collectively,  the Client Guide and the Servicer  Guide for  Residential
Funding's Expanded Criteria Mortgage Program.

        Purchase  Price:  With respect to any Mortgage Loan (or REO Property)  required to be or otherwise  purchased on any date pursuant to Section 2.02,  2.03,  2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated  Principal  Balance  thereof plus the principal  portion of any related  unreimbursed  Advances and (ii) unpaid  accrued  interest at the Adjusted  Mortgage
Rate (or  Modified  Net  Mortgage  Rate plus the rate per annum at which  the  Servicing  Fee is calculated  in the case of a Modified  Mortgage  Loan) (or at the Net Mortgage Rate (or Modified
Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) in the case of a purchase  made by the Master Servicer) on the Stated  Principal  Balance thereof to the Due Date in the Due Period related to the  Distribution  Date  occurring in the month  following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified   Substitute  Mortgage  Loan:  A  Mortgage  Loan  substituted  by  Residential
Funding  or  the  Company  for a  Deleted  Mortgage  Loan  which  must,  on  the  date  of  such substitution,  as confirmed in an Officers'  Certificate  delivered to the Trustee,  with a copy to the Custodian,

        (i)    have an outstanding  principal balance,  after deduction of the principal portion of the  monthly  payment  due in the month of  substitution  (or in the case of a substitution  of more than one  Mortgage  Loan for a Deleted  Mortgage  Loan,  an aggregate  outstanding  principal balance,  after such deduction),  not in excess of the Stated  Principal  Balance of the Deleted Mortgage Loan (the amount of any shortfall to be  deposited by  Residential  Funding in the  Custodial  Account in
               the month of substitution);

        (ii)   have a Mortgage  Rate and a Net Mortgage  Rate no lower than and not more than 1%
               per annum higher than the Mortgage Rate and Net Mortgage Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a  Loan-to-Value  Ratio at the time of  substitution  no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv)   have a remaining  term to stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v)    comply with each  representation  and  warranty  set forth in  Sections  2.03 and
               2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi)   have a Pool  Strip Rate equal to or  greater  than that of the  Deleted  Mortgage
               Loan.

Notwithstanding  any other  provisions  herein,  (x) with  respect to any  Qualified  Substitute
Mortgage Loan substituted for a Deleted  Mortgage Loan which was a Discount  Mortgage Loan, such
Qualified  Substitute  Mortgage Loan shall be deemed to be a Discount  Mortgage Loan and to have a Discount  Fraction equal to the Discount  Fraction of the Deleted Mortgage Loan and (y) in the
event  that the "Pool  Strip  Rate" of any  Qualified  Substitute  Mortgage  Loan as  calculated pursuant  to the  definition  of "Pool  Strip  Rate" is greater  than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i)    the Pool Strip Rate of such  Qualified  Substitute  Mortgage  Loan shall be equal to the Pool Strip Rate of the  related  Deleted  Mortgage  Loan for  purposes  of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii)   the excess of the Pool Strip Rate on such Qualified  Substitute  Mortgage Loan as calculated  pursuant to the  definition  of "Pool Strip Rate" over the Pool Strip
               Rate on the  related  Deleted  Mortgage  Loan  shall be  payable  to the  Class R
               Certificates pursuant to Section 4.02 hereof.

        Rating  Agency:  Each  of  the  statistical  credit  rating  agencies  specified  in the
Preliminary  Statement  of the Series  Supplement.  If any agency or a successor is no longer in existence,  "Rating Agency" shall be such statistical  credit rating agency, or other comparable
Person,  designated by the Company,  notice of which  designation  shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)    as to which a Cash  Liquidation or REO Disposition  has occurred,  an amount (not less than zero) equal to (i) the Stated  Principal  Balance of the Mortgage  Loan
               (or REO Property) as of the date of Cash  Liquidation  or REO  Disposition,  plus
               (ii)  interest (and REO Imputed  Interest,  if any) at the Net Mortgage Rate from
               the  Due   Date  as  to   which   interest   was  last   paid  or   advanced   to
               Certificateholders  up to  the  Due  Date  in  the  Due  Period  related  to  the
               Distribution  Date on which such  Realized  Loss will be  allocated  pursuant  to
               Section  4.05 on the  Stated  Principal  Balance  of such  Mortgage  Loan (or REO
               Property)  outstanding  during each Due Period that such interest was not paid or advanced,  minus (iii) the proceeds,  if any,  received during the month in which such Cash  Liquidation (or REO  Disposition)  occurred,  to the extent applied as recoveries  of  interest  at  the  Net  Mortgage  Rate  and to  principal  of the
               Mortgage Loan, net of the portion  thereof  reimbursable  to the Master  Servicer or any  Subservicer  with  respect to related  Advances,  Servicing  Advances  or other  expenses  as to which the Master  Servicer or  Subservicer  is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b)    which is the  subject of a  Servicing  Modification,  (i) (1) the amount by which the  interest  portion  of a Monthly  Payment  or the  principal  balance of such
               Mortgage  Loan was  reduced or (2) the sum of any other  amounts  owing under the
               Mortgage  Loan that were  forgiven and that  constitute  Servicing  Advances that are  reimbursable  to the Master  Servicer  or a  Subservicer,  and (ii) any such amount with  respect to a Monthly  Payment that was or would have been due in the month  immediately  following  the month in which a Principal  Prepayment  or the
               Purchase  Price of such  Mortgage  Loan is  received  or is  deemed  to have been received,

        (c)    which has become the subject of a Deficient  Valuation,  the  difference  between the  principal  balance of the Mortgage  Loan  outstanding  immediately  prior to such  Deficient  Valuation  and the  principal  balance of the  Mortgage  Loan as reduced by the Deficient Valuation, or

        (d)    which has  become  the  object of a Debt  Service  Reduction,  the amount of such
               Debt Service Reduction.

Notwithstanding  the above,  neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder  so long as the Master  Servicer  has notified the Trustee in writing  that the  Master  Servicer  is  diligently  pursuing  any  remedies  that may  exist in connection  with the  representations  and warranties  made regarding the related  Mortgage Loan and  either  (A) the  related  Mortgage  Loan is not in  default  with  regard to  payments  due thereunder  or (B)  delinquent  payments of principal  and interest  under the related  Mortgage
Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such  Mortgage  Loan are being  advanced on a current basis by the Master
Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer  receives  Subsequent  Recoveries with respect to any Mortgage
Loan,  the amount of the  Realized  Loss with respect to that  Mortgage  Loan will be reduced to the extent  such  recoveries  are  applied to reduce the  Certificate  Principal  Balance of any
Class of Certificates on any Distribution Date.

        Record  Date:  With  respect to each  Distribution  Date,  the close of  business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs.

        Regular Certificate:  Any of the Certificates other than a Class R Certificate.

        Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB), 17 C.F.R.
ss.ss.229.1100-229.1123,   as  such  may  be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have been  provided  by the  Commission  in the  adopting release  (Asset-Backed  Securities,  Securities  Act Release No.  33-8518,  70 Fed. Reg.  1,506,
1,531  (January  7,  2005))  or by the staff of the  Commission,  or as may be  provided  by the
Commission or its staff from time to time.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC: A "real estate  mortgage  investment  conduit" within the meaning of Section 860D of the Code.

        REMIC   Administrator:   Residential  Funding  Company,   LLC.  If  Residential  Funding
Company,  LLC is found by a court of competent  jurisdiction to no longer be able to fulfill its obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the
REMIC Administrator obligations under this Agreement.

        REMIC  Provisions:  Provisions  of the  federal  income tax law  relating to real estate mortgage  investment  conduits,  which appear at Sections  860A through 860G of  Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final regulations (or, to the extent not  inconsistent  with such temporary or final  regulations,  proposed  regulations) and published rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        REO  Acquisition:  The  acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO  Disposition:  As to any REO Property,  a determination  by the Master Servicer that it has received all Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and  recoveries  (including  proceeds of a final sale) which the Master  Servicer  expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed  Interest:  As to any REO Property,  for any period, an amount equivalent to interest  (at the Net  Mortgage  Rate that would have been  applicable  to the related  Mortgage
Loan had it been  outstanding)  on the unpaid  principal  balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO  Proceeds:  Proceeds,  net of  expenses,  received  in respect  of any REO  Property
(including,  without limitation,  proceeds from the rental of the related Mortgaged Property or, with respect to a  Cooperative  Loan,  the related  Cooperative  Apartment)  which  proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO  Property:   A  Mortgaged   Property   acquired  by  the  Master  Servicer   through
foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage  Loan:  Any Mortgage Loan that (i) has been subject to an interest  rate  reduction,  (ii) has been  subject to a term  extension or (iii) has had amounts owing on such Mortgage Loan  capitalized by adding such amount to the Stated  Principal  Balance of such Mortgage  Loan;  provided,  however,  that a Mortgage  Loan modified in accordance  with clause (i) above for a temporary  period shall not be a  Reportable  Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of  principal  and  interest  for six months  since  the  date of such  modification  if that  interest  rate  reduction  is not  made permanent thereafter.

        Request  for  Release:  A  request  for  release,  the forms of which  are  attached  as
Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage  Loan,  any insurance  policy which is required to be  maintained  from time to time under this  Agreement,  the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required  Surety  Payment:  With respect to any Additional  Collateral Loan that becomes a Liquidated  Mortgage Loan,  the lesser of (i) the principal  portion of the Realized Loss with respect to such  Mortgage  Loan and (ii) the  excess,  if any,  of (a) the amount of  Additional
Collateral  required  at  origination  with  respect  to such  Mortgage  Loan  over  (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited  liability company,  in its  capacity as seller of the  Mortgage  Loans to the  Company  and any  successor thereto.

        Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the
Corporate  Trust  Department  of the  Trustee,  including  any Senior Vice  President,  any Vice
President,  any  Assistant  Vice  President,  any  Assistant  Secretary,  any Trust  Officer  or
Assistant Trust Officer,  or any other officer of the Trustee customarily  performing  functions similar to those  performed by any of the above  designated  officers to whom, with respect to a particular  matter,  such matter is referred,  in each case with direct  responsibility  for the administration of the Agreement.

        Retail  Certificates:   A  Senior  Certificate,  if  any,  offered  in  smaller  minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount  Fractions:  The  schedule  setting  forth the  Discount  Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Securitization  Transaction:  Any  transaction  involving  a sale or other  transfer  of mortgage  loans  directly or indirectly to an issuing  entity in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security  Agreement:  With  respect to a  Cooperative  Loan,  the  agreement  creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any Mortgage Loan, a Person,  including any Subservicer,  that executed a
Seller's Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An  agreement  for the  origination  and  sale of  Mortgage  Loans generally in the form of the Seller  Contract  referred to or contained in the Program Guide, or in  such  other  form as has  been  approved  by the  Master  Servicer  and  the  Company,  each containing  representations  and warranties in respect of one or more Mortgage Loans  consistent in all material respects with those set forth in the Program Guide.

        Senior  Accelerated  Distribution  Percentage:  With  respect to any  Distribution  Date occurring on or prior to the 60th  Distribution  Date and,  with  respect to any  Mortgage  Pool comprised of two or more Loan Groups,  any Loan Group,  100%.  With respect to any  Distribution
Date thereafter and any such Loan Group, if applicable, as follows:

(i)     for any Distribution  Date after the 60th  Distribution Date but on or prior to the 72nd
        Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 70%
        of the related Subordinate Percentage for such Distribution Date;

(ii)    for any Distribution  Date after the 72nd  Distribution Date but on or prior to the 84th
        Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 60%
        of the related Subordinate Percentage for such Distribution Date;

(iii)   for any Distribution  Date after the 84th  Distribution Date but on or prior to the 96th
        Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 40%
        of the related Subordinate Percentage for such Distribution Date;

(iv)    for any  Distribution  Date  after  the  96th  Distribution  Date but on or prior to the
        108th  Distribution  Date, the related Senior Percentage for such Distribution Date plus
        20% of the related Subordinate Percentage for such Distribution Date; and

(v)     for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any  scheduled  reduction  to the Senior  Accelerated  Distribution  Percentage
described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding  principal  balance of the Mortgage Loans delinquent 60 days or more (including  Mortgage Loans which are in  foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in  bankruptcy  and any REO Property)  averaged  over the last six months,  as a percentage of the aggregate outstanding  Certificate  Principal  Balance of the  Subordinate  Certificates,  is less than 50% or (Y) the outstanding  principal  balance of Mortgage Loans delinquent 60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any
        REO  Property)  averaged  over the last six months,  as a  percentage  of the  aggregate outstanding  principal  balance of all Mortgage Loans averaged over the last six months, does not  exceed  2% and (2)  Realized  Losses  on the  Mortgage  Loans to date for such
        Distribution Date if occurring during the sixth,  seventh,  eighth,  ninth or tenth year
        (or any year  thereafter)  after the Closing  Date are less than 30%,  35%,  40%, 45% or
        50%,  respectively,  of the sum of the  Initial  Certificate  Principal  Balances of the
        Subordinate Certificates or

                (b)(1) the outstanding  principal  balance of Mortgage Loans  delinquent 60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any
        REO  Property)  averaged  over the last six months,  as a  percentage  of the  aggregate outstanding  principal  balance of all Mortgage Loans averaged over the last six months, does not  exceed  4% and (2)  Realized  Losses  on the  Mortgage  Loans to date for such
        Distribution Date, if occurring during the sixth,  seventh,  eighth, ninth or tenth year
        (or any year  thereafter)  after the Closing  Date are less than 10%,  15%,  20%, 25% or
        30%,  respectively,  of the sum of the  Initial  Certificate  Principal  Balances of the
        Subordinate Certificates, and

        (ii) that for any Distribution  Date on which the Senior  Percentage is greater than the
Senior  Percentage as of the Closing Date, the Senior  Accelerated  Distribution  Percentage for
such  Distribution  Date shall be 100%,  or, if the  Mortgage  Pool is  comprised of two or more
Loan Groups,  for any Distribution Date on which the weighted average of the Senior  Percentages for each Loan Group,  weighted  on the basis of the Stated  Principal  Balances of the  Mortgage
Loans in the related  Loan Group  (excluding  the  Discount  Fraction of the  Discount  Mortgage
Loans in such Loan  Group)  exceeds  the  weighted  average of the  initial  Senior  Percentages
(calculated  on such basis) for each Loan  Group,  each of the Senior  Accelerated  Distribution
Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing,  upon the reduction of the Certificate  Principal Balances of the related  Senior  Certificates  (other  than the Class  A-P  Certificates,  if any) to zero,  the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior  Support  Certificate:  A Senior  Certificate  that  provides  additional  credit enhancement  to certain  other  classes of Senior  Certificates  and  designated  as such in the
Preliminary Statement of the Series Supplement.

        Series:  All of the  Certificates  issued pursuant to a Pooling and Servicing  Agreement and bearing the same series designation.

        Series  Supplement:  The agreement  into which this Standard Terms is  incorporated  and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing  Accounts:  The  account  or  accounts  created  and  maintained  pursuant  to
Section 3.08.

        Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

        Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses  incurred in connection  with a default,  delinquency or other  unanticipated  event by the  Master  Servicer  or a  Subservicer  in  the  performance  of  its  servicing  obligations, including,  but not limited to, the cost of (i) the preservation,  restoration and protection of a  Mortgaged  Property  or,  with  respect  to  a  Cooperative  Loan,  the  related  Cooperative
Apartment, (ii) any enforcement or judicial proceedings,  including foreclosures,  including any expenses  incurred in relation to any such  proceedings that result from the Mortgage Loan being registered on the MERS System,  (iii) the management and  liquidation of any REO Property,  (iv)
any mitigation  procedures  implemented in accordance with Section 3.07, and (v) compliance with the obligations  under Sections 3.01, 3.08,  3.11,  3.12(a) and 3.14,  including,  if the Master
Servicer or any  Affiliate of the Master  Servicer  provides  services  such as  appraisals  and brokerage  services that are  customarily  provided by Persons other than  servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing  Fee:  With  respect  to any  Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly  to the  Master  Servicer  in respect  of master  servicing  compensation  that accrues at an annual rate  designated  on the Mortgage  Loan Schedule as the "MSTR SERV FEE" for
such Mortgage  Loan, as may be adjusted with respect to successor  Master  Servicers as provided in Section 7.02.

        Servicing  Modification:  Any  reduction  of the  interest  rate  on or the  outstanding principal  balance of a Mortgage  Loan,  any extension of the final  maturity date of a Mortgage
Loan,  and any increase to the  outstanding  principal  balance of a Mortgage  Loan by adding to the Stated  Principal  Balance  unpaid  principal and interest and other amounts owing under the
Mortgage  Loan, in each case pursuant to a  modification  of a Mortgage Loan that is in default, or for which,  in the judgment of the Master  Servicer,  default is  reasonably  foreseeable  in accordance with Section 3.07(a).

        Servicing  Officer:  Any  officer of the Master  Servicer  involved  in, or  responsible for, the  administration  and servicing of the Mortgage Loans whose name and specimen  signature appear on a list of  servicing  officers  furnished  to the Trustee by the Master  Servicer,  as such list may from time to time be amended.

        Sharia Mortgage Loan: A declining  balance  co-ownership  transaction,  structured so as to comply with Islamic religious law.

        Sharia   Mortgage  Loan   Co-Ownership   Agreement:   The  agreement  that  defines  the
relationship  between the  consumer and  co-owner  and the  parties'  respective  rights under a
Sharia  Mortgage  Loan,  including  their  respective  rights  with  respect  to the  indicia of ownership of the related Mortgaged Property.

        Sharia Mortgage Loan Security  Instrument:  The mortgage,  security  instrument or other comparable  instrument  creating a first lien on an estate in fee simple or  leasehold  interest in real property securing an Obligation to Pay.

        Special  Hazard  Loss:  Any  Realized  Loss not in excess  of the cost of the  lesser of repair or  replacement  of a Mortgaged  Property (or, with respect to a  Cooperative  Loan,  the related Cooperative  Apartment)  suffered by such Mortgaged Property (or Cooperative  Apartment)
on account of direct  physical  loss,  exclusive  of (i) any loss of a type  covered by a hazard policy or a flood  insurance  policy  required  to be  maintained  in respect of such  Mortgaged
Property  pursuant  to Section  3.12(a),  except to the  extent of the  portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's:  Standard & Poor's Ratings  Services,  a division of The  McGraw-Hill
Companies, Inc., or its successor in interest.

        Stated  Principal  Balance:  With respect to any Mortgage  Loan or related REO Property, as of any  Distribution  Date,  (i) the sum of (a) the  Cut-off  Date  Principal  Balance of the
Mortgage  Loan plus (b) any amount by which the Stated  Principal  Balance of the Mortgage  Loan has  been  increased  pursuant  to a  Servicing  Modification,  minus  (ii)  the  sum of (a) the principal  portion  of the  Monthly  Payments  due with  respect  to such  Mortgage  Loan or REO
Property   during  each  Due  Period  ending  with  the  Due  Period  related  to  the  previous
Distribution  Date which were  received or with  respect to which an Advance  was made,  and (b)
all  Principal  Prepayments  with  respect  to  such  Mortgage  Loan  or REO  Property,  and all
Insurance Proceeds,  Liquidation Proceeds and REO Proceeds,  to the extent applied by the Master
Servicer as  recoveries  of  principal  in  accordance  with  Section  3.14 with respect to such
Mortgage Loan or REO Property,  in each case which were distributed  pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to  Certificateholders  with respect thereto for any previous Distribution Date.

        Subclass:  With  respect to the Class A-V  Certificates,  any  Subclass  thereof  issued pursuant to Section 5.01(c).  Any such Subclass will represent the Uncertificated  REMIC Regular
Interest or Interests Z specified by the initial Holder of the Class A-V  Certificates  pursuant to Section 5.01(c).

        Subordinate  Certificate:  Any one of the Class M Certificates  or Class B Certificates,
executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate  Class  Percentage:  With respect to any Distribution  Date and any Class of
Subordinate Certificates,  a fraction,  expressed as a percentage, the numerator of which is the aggregate  Certificate Principal Balance of such Class of Subordinate  Certificates  immediately prior to such date and the  denominator of which is the aggregate  Stated  Principal  Balance of all of the  Mortgage  Loans  (or  related  REO  Properties)  (other  than the  related  Discount
Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate  Percentage:  As of any Distribution  Date and, with respect to any Mortgage
Pool  comprised  of two or more Loan  Groups,  any Loan  Group,  100% minus the  related  Senior
Percentage as of such Distribution Date.

        Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received by the Master
Servicer (net of any related  expenses  permitted to be reimbursed  pursuant to Section 3.10) or surplus  amounts held by the Master  Servicer to cover estimated  expenses  (including,  but not limited to,  recoveries in respect of the  representations  and  warranties  made by the related
Seller  pursuant to the applicable  Seller's  Agreement and assigned to the Trustee  pursuant to
Section  2.04)  specifically  related  to a  Mortgage  Loan  that  was  the  subject  of a  Cash
Liquidation  or an REO  Disposition  prior to the related  Prepayment  Period that resulted in a
Realized Loss.

        Subserviced  Mortgage  Loan:  Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

        Subservicer:  Any Person with whom the Master  Servicer has entered into a  Subservicing
Agreement  and who  generally  satisfied  the  requirements  set forth in the  Program  Guide in respect of the  qualification  of a Subservicer  as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest  on  a
Mortgage  Loan which is  advanced  by the  related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

        Subservicing  Account:  An account  established  by a  Subservicer  in  accordance  with
Section 3.08.

        Subservicing  Agreement:  The  written  contract  between  the Master  Servicer  and any
Subservicer  relating to servicing and  administration  of certain Mortgage Loans as provided in
Section  3.02,  generally in the form of the servicer  contract  referred to or contained in the
Program  Guide or in such  other  form as has  been  approved  by the  Master  Servicer  and the
Company.  With respect to Additional  Collateral  Loans  subserviced by MLCC,  the  Subservicing
Agreement  shall also  include the  Addendum  and  Assignment  Agreement  and the Pledged  Asset
Mortgage  Servicing  Agreement.  With  respect to any  Pledged  Asset Loan  subserviced  by GMAC
Mortgage,  LLC, the Addendum and Assignment  Agreement,  dated as of November 24, 1998,  between the Master Servicer and GMAC Mortgage, LLC, as such agreement may be amended from time to time.

        Subservicing  Fee:  As to any  Mortgage  Loan,  the fee  payable  monthly to the related
Subservicer  (or, in the case of a  Nonsubserviced  Mortgage  Loan,  to the Master  Servicer) in
respect of  subservicing  and other  compensation  that  accrues at an annual  rate equal to the excess  of the  Mortgage  Rate  borne by the  related  Mortgage  Note  over  the rate per  annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety:  Ambac,  or  its  successors  in  interest,  or  such  other  surety  as  may be identified in the Series Supplement.

        Surety Bond:  The Limited  Purpose  Surety Bond (Policy No.  AB0039BE),  dated  February
28,  1996 in respect to  Mortgage  Loans  originated  by MLCC,  or the Surety  Bond  (Policy No.
AB0240BE),  dated March 17,  1999 in respect to Mortgage  Loans  originated  by Novus  Financial
Corporation,  in each case issued by Ambac for the benefit of certain  beneficiaries,  including the  Trustee for the  benefit of the  Holders of the  Certificates,  but only to the extent that such Surety Bond covers any  Additional  Collateral  Loans,  or such other Surety Bond as may be identified in the Series Supplement.

        Tax  Returns:  The federal  income tax return on  Internal  Revenue  Service  Form 1066,
U.S. Real Estate Mortgage  Investment  Conduit Income Tax Return,  including Schedule Q thereto,
Quarterly  Notice to Residual  Interest  Holders of REMIC Taxable Income or Net Loss Allocation,
or any successor  forms,  to be filed on behalf of any REMIC formed under the Series  Supplement and  under  the REMIC  Provisions,  together  with any and all  other  information,  reports  or returns  that may be  required  to be  furnished  to the  Certificateholders  or filed  with the
Internal  Revenue  Service  or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

        Transaction Party:  As defined in Section 12.02(a).

        Transfer:  Any direct or indirect transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person  who is  acquiring  by  Transfer  any  Ownership  Interest  in a
Certificate.

        Transferor:  Any Person who is  disposing  by  Transfer of any  Ownership  Interest in a
Certificate.

        Trust Fund:  The segregated  pool of assets  related to a Series,  with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i)     the  Mortgage  Loans  and the  related  Mortgage  Files  and  collateral  securing  such
        Mortgage Loans,

(ii)    all payments on and  collections  in respect of the Mortgage Loans due after the Cut-off
        Date as shall be on deposit in the Custodial  Account or in the Certificate  Account and
        identified as belonging to the Trust Fund,  including the proceeds from the  liquidation of Additional  Collateral for any Additional  Collateral  Loan or Pledged Assets for any
        Pledged  Asset  Loan,  but not  including  amounts  on deposit  in the  Initial  Monthly
        Payment Fund,

(iii)   property  that  secured a Mortgage  Loan and that has been  acquired  for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)    the hazard  insurance  policies  and Primary  Insurance  Policies,  if any,  the Pledged
        Assets with  respect to each  Pledged  Asset Loan,  and the  interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage  such that the complete  restoration  of such  property  is not  fully  reimbursable  by the  hazard  insurance policies.

        United States  Person or U.S.  Person:  (i) A citizen or resident of the United  States,
(ii) a corporation,  partnership  or other entity  treated as a corporation  or partnership  for
United States  federal  income tax purposes  organized in or under the laws of the United States or any  state  thereof  or the  District  of  Columbia  (unless,  in the case of a  partnership,
Treasury   regulations   provide   otherwise),   provided  that,  for  purposes  solely  of  the
restrictions  on the transfer of residual  interests,  no partnership or other entity treated as a  partnership  for  United  States  federal  income tax  purposes  shall be treated as a United
States  Person or U.S.  Person  unless all  persons  that own an  interest  in such  partnership either  directly or  indirectly  through any chain of entities no one of which is a  corporation for  United  States  federal  income tax  purposes  are  required  by the  applicable  operating agreement to be United  States  Persons,  (iii) an estate the income of which is  includible  in gross income for United  States tax  purposes,  regardless  of its source,  or (iv) a trust if a court within the United States is able to exercise primary  supervision over the  administration of the trust and one or more United  States  persons have  authority to control all  substantial decisions  of the trust.  Notwithstanding  the  preceding  sentence,  to the extent  provided in
Treasury  regulations,  certain  Trusts in existence  on August 20, 1996,  and treated as United
States  persons  prior to such date,  that  elect to  continue  to be  treated as United  States persons will also be a U.S. Person.
        U.S.A.  Patriot Act: Uniting and  Strengthening  America by Providing  Appropriate Tools
to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is allocated  to any  Certificate,  and more  specifically  designated  in Article XI of the Series
Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein,"  "hereby,"  "hereunder,"  `hereof,"  "hereinbefore,"  "hereinafter"  and other equivalent  words  refer to the Pooling  and  Servicing  Agreement  as a whole.  All  references herein to Articles,  Sections or Subsections  shall mean the  corresponding  Articles,  Sections and  Subsections  in the Pooling and  Servicing  Agreement.  The  definitions  set forth  herein include both the singular and the plural.

        References in the Pooling and Servicing  Agreement to "interest" on and  "principal"  of the Mortgage Loans shall mean,  with respect to the Sharia  Mortgage  Loans,  amounts in respect profit payments and acquisition payments, respectively.

ARTICLE II

                                 CONVEYANCE OF MORTGAGE LOANS;

                               ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Company,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee for the benefit of the  Certificateholders  without recourse all the right, title and interest of the Company in and to the Mortgage  Loans,  including all interest and principal received on or with  respect to the Mortgage  Loans after the Cut-off Date (other than  payments of  principal  and  interest due on the  Mortgage  Loans in the month of the Cut-off  Date).  In connection  with such transfer and  assignment,  the Company does hereby  deliver to the Trustee the  Certificate  Policy (as  defined in the Series  Supplement),  if any for the benefit of the
Holders of the Insured Certificates (as defined in the Series Supplement).

(b)     In connection with such  assignment,  except as set forth in Section 2.01(c) and subject to Section  2.01(d)  below,  the Company  does  hereby (1) with  respect to each  Mortgage  Loan
(other than a Cooperative  Loan or a Sharia Mortgage  Loan),  deliver to the Master Servicer (or an Affiliate of the Master  Servicer) each of the documents or  instruments  described in clause
(I)(ii)  below  (and the Master  Servicer  shall  hold (or cause  such  Affiliate  to hold) such documents  or  instruments  in  trust  for  the  use  and  benefit  of all  present  and  future
Certificateholders),  (2) with  respect  to each  MOM  Loan,  deliver  to and  deposit  with the
Trustee,  or the Custodian on behalf of the Trustee,  the documents or instruments  described in clauses  (I)(i) and (v) below,  (3) with  respect to each  Mortgage  Loan that is not a MOM Loan but is  registered  on the MERS(R)System,  deliver to and deposit  with the  Trustee,  or to the
Custodian on behalf of the Trustee,  the documents or instruments  described in clauses  (I)(i),
(iv) and (v) below,  (4) with  respect to each  Mortgage  Loan that is not a MOM Loan and is not registered  on the MERS(R)System,  deliver to and deposit with the Trustee,  or to the Custodian on behalf of the Trustee,  the  documents or  instruments  described in clauses  (I)(i),  (iii),
(iv) and (v) below,  and (5) with respect to each  Cooperative  Loan and Sharia  Mortgage  Loan, deliver to and deposit with the  Trustee,  or to the  Custodian  on behalf of the  Trustee,  the documents and instruments described in clause (II) and clause (III) below:

        (I) with respect to each Mortgage Loan so assigned  (other than a Cooperative  Loan or a
Sharia Mortgage Loan):

(i)                   The original  Mortgage Note,  endorsed without recourse in blank or to the order  of  the  Trustee,  and  showing  an  unbroken  chain  of  endorsements  from  the originator  thereof to the Person  endorsing it to the  Trustee,  or with respect to any
        Destroyed  Mortgage  Note, an original lost note  affidavit  from the related  Seller or
        Residential  Funding  stating that the  original  Mortgage  Note was lost,  misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    The  original  Mortgage,  noting  the  presence  of the  MIN of the  Mortgage  Loan  and language  indicating  that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM
        Loan,  with  evidence of  recording  indicated  thereon or a copy of the  Mortgage  with evidence of recording indicated thereon;

(iii)   The  original  Assignment  of the  Mortgage to the Trustee  with  evidence of  recording indicated  thereon or a copy of such  assignment  with  evidence of recording  indicated
        thereon;

(iv)    The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the  originator  thereof to the Person  assigning  it to the Trustee
        (or to MERS,  if the  Mortgage  Loan is  registered  on the MERS(R)System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of such  assignment  or  assignments  of the Mortgage  with evidence of recording indicated thereon; and

(v)     The original of each  modification,  assumption  agreement or preferred loan  agreement, if any,  relating  to such  Mortgage  Loan  or a copy of each  modification,  assumption agreement or preferred loan agreement

        (II) with respect to each Cooperative Loan so assigned:

(i)     The original  Mortgage Note,  endorsed  without recourse to the order of the Trustee and showing an unbroken  chain of  endorsements  from the  originator  thereof to the Person endorsing  it to the  Trustee,  or with  respect  to any  Destroyed  Mortgage  Note,  an original lost note  affidavit from the related  Seller or  Residential  Funding  stating that the original Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note;

(ii)    A counterpart of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the
        originator of the  Cooperative  Loan with  intervening  assignments  showing an unbroken chain of title from such originator to the Trustee or a copy of such  Cooperative  Lease and Assignment of Proprietary Lease and copies of such intervening assignments;

(iii)   The related  Cooperative Stock Certificate,  representing the related  Cooperative Stock pledged with respect to such  Cooperative  Loan,  together  with an undated  stock power
        (or other similar instrument) executed in blank or copies thereof;

(iv)    The  original  recognition  agreement  by  the  Cooperative  of  the  interests  of  the mortgagee with respect to the related Cooperative Loan or a copy thereof;

(v)     The Security Agreement or a copy thereof;

(vi)    Copies of the original  UCC-1  financing  statement,  and any  continuation  statements, filed by the originator of such  Cooperative  Loan as secured party,  each with evidence of  recording  thereof,  evidencing  the interest of the  originator  under the Security
        Agreement and the Assignment of Proprietary Lease;

(vii)   Copies of the filed UCC-3  assignments  of the security  interest  referenced  in clause
        (vi) above showing an unbroken chain of title from the  originator to the Trustee,  each with evidence of recording  thereof,  evidencing  the interest of the  originator  under the Security Agreement and the Assignment of Proprietary Lease;

(viii)  An executed  assignment  of the interest of the  originator  in the Security  Agreement,
        Assignment  of  Proprietary  Lease and the  recognition  agreement  referenced in clause
        (iv) above,  showing an unbroken chain of title from the  originator to the Trustee,  or a copy thereof;

(ix)    The original of each  modification,  assumption  agreement or preferred loan  agreement, if any,  relating to such  Cooperative Loan or a copy of each  modification,  assumption agreement or preferred loan agreement; and

(x)     A duly completed UCC-1 financing  statement  showing the Master Servicer as debtor,  the
        Company  as  secured  party and the  Trustee  as  assignee  and a duly  completed  UCC-1 financing  statement  showing the  Company as debtor and the  Trustee as secured  party, each in a form  sufficient  for filing,  evidencing  the interest of such debtors in the
        Cooperative Loans or copies thereof;

        (III) with respect to each Sharia Mortgage Loan so assigned:

               (i)    The original  Obligation to Pay,  endorsed without recourse in blank or to the  order of the  Trustee  and  showing  an  unbroken  chain of  endorsements  from the originator  thereof to the Person  endorsing it to the  Trustee,  or with respect to any
        Destroyed  Obligation  to  Pay,  an  original  affidavit  from  the  related  Seller  or
        Residential Funding stating that the original  Obligation to Pay was lost,  misplaced or destroyed, together with a copy of the related Obligation to Pay;

               (ii)   The original  Sharia Mortgage Loan Security  Instrument,  with evidence of recording  indicated  thereon or a copy of the Sharia Mortgage Loan Security  Instrument with evidence of recording indicated thereon;

               (iii)  An original Assignment and Amendment of Security  Instrument,  assigned to the Trustee with evidence of recording  indicated  thereon or a copy of such  Assignment and Amendment of Security Instrument with evidence of recording indicated thereon;

               (iv)   The original  recorded  assignment or assignments  of the Sharia  Mortgage
        Loan  Security  Instrument  showing  an  unbroken  chain  of title  from the  originator thereof to the Person  assigning it to the Trustee with  evidence of  recordation  noted
        thereon or attached  thereto,  or a copy of such assignment or assignments of the Sharia
        Mortgage Loan Security Instrument with evidence of recording indicated thereon;

               (v)    The original Sharia Mortgage Loan  Co-Ownership  Agreement with respect to the related  Sharia  Mortgage Loan or a copy of such Sharia  Mortgage Loan  Co-Ownership
        Agreement; and

               (vi)   The  original  of  each  modification  or  assumption  agreement,  if any, relating to such  Sharia  Mortgage  Loan or a copy of each  modification  or  assumption agreement.

(c)     The Company  may, in lieu of  delivering  the  original  of the  documents  set forth in
Sections  2.01(b)(I)(iii),  (iv) and (v),  Sections  (b)(II)(ii),  (iv), (vii), (ix) and (x) and
Sections  2.01(b)(III)(ii),  (iii),  (iv), (v) and (vi) (or copies thereof) to the Trustee or to the Custodian on behalf of the Trustee,  deliver such documents to the Master Servicer,  and the
Master  Servicer  shall hold such  documents in trust for the use and benefit of all present and future  Certificateholders  until such time as is set forth in the next sentence.  Within thirty
Business  Days  following the earlier of (i) the receipt of the original of all of the documents or  instruments  set forth in  Sections  2.01(b)(I)(iii),  (iv) and (v),  Sections  (b)(II)(ii),
(iv), (vii), (ix) and (x) and Sections  2.01(b)(III)(ii),  (iii),  (iv), (v) and (vi) (or copies thereof)  for any  Mortgage  Loan and (ii) a written  request by the  Trustee  to deliver  those documents  with  respect  to any or all of the  Mortgage  Loans  then  being  held by the Master
Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

        The parties  hereto agree that it is not intended  that any Mortgage Loan be included in the Trust Fund that is either  (i) a  "High-Cost  Home  Loan" as defined in the New Jersey  Home
Ownership Act effective  November 27, 2003,  (ii) a "High-Cost  Home Loan" as defined in the New
Mexico Home Loan  Protection  Act  effective  January 1, 2004,  (iii) a "High Cost Home Mortgage
Loan" as defined in the  Massachusetts  Predatory Home Loan Practices Act effective  November 7,
2004 or (iv) a  "High-Cost  Home Loan" as defined in the Indiana  House  Enrolled  Act No. 1229, effective as of January 1, 2005.

(d)     Notwithstanding  the  provisions of Section  2.01(c),  in  connection  with any Mortgage
Loan,  if  the  Company   cannot  deliver  the  original  of  the  Mortgage,   any   assignment,
modification,  assumption  agreement or preferred  loan  agreement (or copy thereof as permitted by Section  2.01(b))  with  evidence of recording  thereon  concurrently  with the execution and delivery of this Agreement  because of (i) a delay caused by the public  recording  office where such Mortgage,  assignment,  modification,  assumption  agreement or preferred loan agreement as the case may be, has been delivered for  recordation,  or (ii) a delay in the receipt of certain information  necessary to prepare the related  assignments,  the Company  shall deliver or cause to be  delivered  to the  Trustee or to the  Custodian  on behalf of the  Trustee a copy of such
Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company (i) shall  promptly  cause to be recorded in the  appropriate  public office for real property  records the  Assignment  referred to in clause  (I)(iii) of Section  2.01(b), except (a) in states where,  in the opinion of counsel  acceptable to the Trustee and the Master
Servicer,  such  recording  is not required to protect the  Trustee's  interests in the Mortgage
Loan  against the claim of any  subsequent  transferee  or any  successor  to or creditor of the
Company or the  originator  of such  Mortgage  Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment  of the  Mortgage as the  mortgagee  of record  solely as nominee for the Seller and its  successors  and assigns,  (ii) shall  promptly cause to be filed the Form UCC-3  assignment and UCC-1 financing  statement  referred to in clauses  (II)(vii) and
(x),  respectively,  of Section  2.01(b)  and (iii) shall  promptly  cause to be recorded in the appropriate  public  recording  office for real property  records the  Assignment  Agreement and
Amendment of Security  Instrument  referred to in clause  (III)(iii) of Section 2.01(b).  If any
Assignment,  Assignment  Agreement  and  Amendment  of Security  Instrument,  Form UCC-3 or Form
UCC-1,  as  applicable,  is lost or returned  unrecorded  to the  Company  because of any defect therein, the Company shall prepare a substitute  Assignment,  Assignment Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable,  or cure such defect,  as the case may be, and cause such  Assignment  or  Assignment  Agreement  and  Amendment  of  Security
Instrument  to be  recorded in  accordance  with this  paragraph.  The  Company  shall  promptly deliver or cause to be delivered to the  applicable  person  described in Section  2.01(b),  any
Assignment,  substitute  Assignment,  Assignment  Agreement and Amendment of Security Instrument
or Form UCC-3 or Form UCC-1, as applicable,  (or copy thereof)  recorded in connection with this paragraph,  with  evidence  of  recording  indicated  thereon at the time  specified  in Section
2.01(c).  In connection  with its servicing of Cooperative  Loans,  the Master Servicer will use its  best  efforts  to file  timely  continuation  statements  with  regard  to  each  financing statement  and  assignment  relating to  Cooperative  Loans as to which the related  Cooperative
Apartment is located outside of the State of New York.
        If the  Company  delivers to the  Trustee or to the  Custodian  on behalf of the Trustee
any  Mortgage  Note,   Obligation  to  Pay,  Assignment  Agreement  and  Amendment  of  Security
Instrument or Assignment of Mortgage in blank,  the Company shall,  or shall cause the Custodian to, complete the endorsement of the Mortgage Note,  Obligation to Pay, Assignment  Agreement and
Amendment  of  Security  Instrument  and  Assignment  of  Mortgage in the name of the Trustee in conjunction with the Interim  Certification issued by the Custodian,  as contemplated by Section
2.02.

        In connection  with the assignment of any Mortgage Loan  registered on the MERS(R)System, the  Company  further  agrees  that it will  cause,  at the  Company's  own  expense,  within 30
Business  Days after the Closing Date,  the MERS(R)System to indicate  that such  Mortgage  Loans have been  assigned by the  Company to the Trustee in  accordance  with this  Agreement  for the benefit of the  Certificateholders  by including  (or  deleting,  in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool Field"
which  identifies  the  series of the  Certificates  issued  in  connection  with such  Mortgage
Loans.  The Company  further  agrees that it will not,  and will not permit the Master  Servicer to,  and the  Master  Servicer  agrees  that it will not,  alter the  codes  referenced  in this paragraph with respect to any Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)     Residential  Funding hereby  assigns to the Trustee its security  interest in and to any
Additional  Collateral or Pledged  Assets,  its right to receive amounts due or to become due in respect of any  Additional  Collateral or Pledged  Assets  pursuant to the related  Subservicing
Agreement  and its  rights as  beneficiary  under the Surety  Bond in respect of any  Additional
Collateral  Loans.  With  respect  to any  Additional  Collateral  Loan or Pledged  Asset  Loan,
Residential  Funding  shall  cause  to be  filed  in the  appropriate  recording  office a UCC-3 statement  giving notice of the  assignment of the related  security  interest to the Trust Fund and shall  thereafter  cause the timely filing of all  necessary  continuation  statements  with regard to such financing statements.

(f)     It is intended that the  conveyance by the Company to the Trustee of the Mortgage  Loans
as provided for in this Section 2.01 be and the Uncertificated  REMIC Regular Interests,  if any
(as provided for in Section  2.06),  be construed as a sale by the Company to the Trustee of the
Mortgage  Loans  and  any  Uncertificated  REMIC  Regular  Interests  for  the  benefit  of  the
Certificateholders.  Further,  it is not intended that such  conveyance be deemed to be a pledge of the  Mortgage  Loans and any  Uncertificated  REMIC  Regular  Interests by the Company to the
Trustee to secure a debt or other  obligation of the Company.  Nonetheless,  (a) this  Agreement is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the New York Uniform  Commercial Code and the Uniform  Commercial  Code of any other  applicable jurisdiction;  (b) the  conveyance  provided  for in  Section  2.01  shall be deemed to be,  and hereby is,  (1) a grant by the  Company to the  Trustee  of a  security  interest  in all of the
Company's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired,  in and to any and all general  intangibles,  payment  intangibles, accounts,  chattel paper,  instruments,  documents,  money,  deposit  accounts,  certificates of deposit,  goods,  letters  of  credit,  advices  of credit  and  investment  property  and other property of whatever  kind or  description  now existing or hereafter  acquired  consisting  of, arising from or relating to any of the  following:  (A) the Mortgage  Loans,  including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security  Agreement,  Assignment of
Proprietary  Lease,  Cooperative Stock  Certificate and Cooperative  Lease, (ii) with respect to each Sharia  Mortgage  Loan,  the related  Sharia  Mortgage  Loan  Security  Instrument,  Sharia
Mortgage Loan Co-Ownership  Agreement,  Obligation to Pay and Assignment Agreement and Amendment
of Security  Instrument,  (iii) with respect to each Mortgage Loan other than a Cooperative Loan or a Sharia  Mortgage  Loan,  the related  Mortgage  Note and  Mortgage,  and (iv) any insurance policies  and all  other  documents  in the  related  Mortgage  File,  (B) all  amounts  payable pursuant to the Mortgage  Loans in accordance  with the terms  thereof,  (C) any  Uncertificated
REMIC Regular  Interests and (D) all proceeds of the conversion,  voluntary or  involuntary,  of
the  foregoing  into  cash,  instruments,   securities  or  other  property,  including  without
limitation  all amounts  from time to time held or invested  in the  Certificate  Account or the
Custodial Account,  whether in the form of cash,  instruments,  securities or other property and
(2) an  assignment  by the  Company to the  Trustee of any  security  interest in any and all of
Residential  Funding's right (including the power to convey title thereto),  title and interest, whether now owned or  hereafter  acquired,  in and to the property  described  in the  foregoing clauses (1)(A),  (B), (C) and (D) granted by Residential  Funding to the Company pursuant to the
Assignment  Agreement;  (c) the  possession  by the  Trustee,  any  Custodian  on  behalf of the
Trustee or any other agent of the  Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit accounts,  letters of credit, advices of credit,  investment property,  certificated  securities or chattel  paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser  or a person  designated  by such  secured  party,  for  purposes  of  perfecting  the security interest pursuant to the Minnesota Uniform  Commercial Code and the Uniform  Commercial
Code  of  any  other  applicable  jurisdiction  as in  effect  (including,  without  limitation,
Sections 8-106,  9-313, 9-314 and 9-106 thereof);  and (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such property,
shall  be  deemed  notifications  to,  or  acknowledgments,   receipts  or  confirmations  from,
securities  intermediaries,  bailees or agents of, or persons  holding for (as  applicable)  the
Trustee for the purpose of perfecting such security interest under applicable law.

        The  Company  and,  at the  Company's  direction,  Residential  Funding  and the Trustee shall,  to the extent  consistent with this  Agreement,  take such reasonable  actions as may be necessary to ensure that, if this  Agreement  were  determined to create a security  interest in the  Mortgage  Loans,  any  Uncertificated  REMIC  Regular  Interests  and  the  other  property described  above,  such  security  interest  would  be  determined  to be a  perfected  security interest of first  priority under  applicable law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall prepare  and  deliver to the  Trustee  not less than 15 days prior to any filing  date and,  the
Trustee shall forward for filing,  or shall cause to be forwarded for filing,  at the expense of the  Company,  all filings  necessary  to maintain the  effectiveness  of any  original  filings necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the
Trustee's  security  interest  in or lien on the  Mortgage  Loans and any  Uncertificated  REMIC
Regular Interests,  as evidenced by an Officers'  Certificate of the Company,  including without limitation (x)  continuation  statements,  and (y) such other statements as may be occasioned by
(1) any change of name of  Residential  Funding,  the Company or the Trustee  (such  preparation and filing shall be at the expense of the Trustee,  if  occasioned  by a change in the Trustee's name),  (2) any change of type or jurisdiction  of  organization  of Residential  Funding or the
Company,  (3) any  transfer  of any  interest  of  Residential  Funding  or the  Company  in any
Mortgage Loan or (4) any transfer of any interest of  Residential  Funding or the Company in any
Uncertificated REMIC Regular Interest.

(g)     The  Master  Servicer  hereby  acknowledges  the  receipt by it of the  Initial  Monthly
Payment  Fund.  The  Master  Servicer  shall  hold  such  Initial  Monthly  Payment  Fund in the
Custodial  Account  and  shall  include  such  Initial  Monthly  Payment  Fund in the  Available
Distribution Amount for the initial  Distribution Date.  Notwithstanding  anything herein to the contrary,  the Initial  Monthly  Payment Fund shall not be an asset of any REMIC.  To the extent that the  Initial  Monthly  Payment  Fund  constitutes  a reserve  fund for  federal  income tax purposes,  (1) it shall be an outside  reserve fund and not an asset of any REMIC,  (2) it shall be owned by the Seller and (3) amounts  transferred by any REMIC to the Initial  Monthly Payment
Fund shall be treated as transferred  to the Seller or any successor,  all within the meaning of
Section 1.860G-2(h) of the Treasury Regulations.

(h)     The Company  agrees that the sale of each Pledged Asset Loan pursuant to this  Agreement will also  constitute  the  assignment,  sale,  setting-over,  transfer  and  conveyance  to the
Trustee,  without  recourse  (but  subject  to  the  Company's  covenants,  representations  and warranties  specifically  provided herein),  of all of the Company's  obligations and all of the
Company's  right,  title and  interest  in, to and under,  whether  now  existing  or  hereafter acquired as owner of the Mortgage Loan with respect to any and all money,  securities,  security entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,
deposit  accounts,   certificates  of  deposit,  commodities  contracts,  and  other  investment property and other  property of whatever  kind or  description  consisting  of,  arising from or related to (i) the Assigned  Contracts,  (ii) all rights,  powers and remedies of the Company as owner  of such  Mortgage  Loan  under or in  connection  with the  Assigned  Contracts,  whether arising  under the  terms of such  Assigned  Contracts,  by  statute,  at law or in  equity,  or otherwise  arising out of any default by the Mortgagor  under or in connection with the Assigned
Contracts,  including  all rights to exercise  any election or option or to make any decision or determination or to give or receive any notice,  consent,  approval or waiver thereunder,  (iii)
the  Pledged  Amounts  and all  money,  securities,  security  entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other investment  property and other property of whatever kind or  description  and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of,  and all  stock  or  conversion  rights,  rights  to  subscribe,  liquidation  dividends  or preferences,  stock dividends, rights to interest,  dividends,  earnings, income, rents, issues, profits,  interest  payments or other  distributions  of cash or other  property  that secures a
Pledged Asset Loan, (iv) all documents,  books and records  concerning the foregoing  (including all computer  programs,  tapes, disks and related items containing any such information) and (v)
all insurance  proceeds  (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities  Investor  Protection  Corporation or any other insurance  company) of any of the foregoing  or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds  and the
conversion,   voluntary  or  involuntary,   of  any  thereof.  The  foregoing  transfer,   sale,
assignment  and  conveyance  does not  constitute and is not intended to result in the creation, or an  assumption  by the Trustee,  of any  obligation  of the  Company,  or any other person in connection  with the Pledged  Assets or under any  agreement  or  instrument  relating  thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  receipt  (or,  with  respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon  a  receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly appointed  agent of the Trustee) of the  documents  required  to be  delivered  to the Trustee  (or the  Custodian  on behalf of the
Trustee)  pursuant to Section  2.01(b) above  (except that for purposes of such  acknowledgement only, a Mortgage  Note may be endorsed in blank) and declares  that it, or the  Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting a part of the
Custodial  Files  delivered  to it, or a Custodian as its agent,  and the rights of  Residential
Funding with respect to any Pledged Assets,  Additional  Collateral and the Surety Bond assigned to the  Trustee  pursuant to Section  2.01,  in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian (the Custodian  being so obligated under a
Custodial  Agreement)  agrees, for the benefit of  Certificateholders,  to review each Custodial
File  delivered  to it pursuant  to Section  2.01(b)  within 45 days after the  Closing  Date to ascertain  that all required  documents  (specifically  as set forth in Section  2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the  Trustee a  certificate  (the  "Interim  Certification")  to the effect  that all  documents required to be delivered  pursuant to Section  2.01(b) above have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage  Loan  Schedule, except for any  exceptions  listed on Schedule A attached to such  Interim  Certification.  Upon delivery  of the  Custodial  Files by the  Company or the Master  Servicer,  the  Trustee  shall acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement,  and based  solely  upon a  receipt  or  certification  executed  by the  Custodian,  receipt  by the respective  Custodian as the duly appointed  agent of the Trustee) of the documents  referred to in Section 2.01(c) above.

        If the Custodian,  as the Trustee's agent, finds any document or documents  constituting a part of a Custodial  File to be missing or  defective,  the Trustee  shall  promptly so notify the Master  Servicer and the Company.  Pursuant to Section 2.3 of the Custodial  Agreement,  the
Custodian will notify the Master  Servicer,  the Company and the Trustee of any such omission or defect  found  by it in  respect  of any  Custodial  File  held by it in  respect  of the  items reviewed by it pursuant to the Custodial  Agreement.  If such omission or defect  materially and adversely  affects the interests of the  Certificateholders,  the Master Servicer shall promptly notify  Residential  Funding of such  omission  or defect  and  request  Residential  Funding to correct or cure such  omission or defect  within 60 days from the date the Master  Servicer  was notified of such  omission or defect and, if  Residential  Funding does not correct or cure such omission or defect  within such period,  require  Residential  Funding to purchase such Mortgage
Loan  from the  Trust  Fund at its  Purchase  Price,  within  90 days  from the date the  Master
Servicer  was  notified of such  omission  or defect;  provided  that if the  omission or defect would cause the  Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in Section
860G(a)(3)  of the Code,  any such cure or  repurchase  must occur  within 90 days from the date such breach was  discovered.  The Purchase  Price for any such  Mortgage Loan shall be deposited by the Master Servicer in the Custodial  Account  maintained by it pursuant to Section 3.07 and, upon  receipt by the  Trustee of written  notification  of such  deposit  signed by a  Servicing
Officer,  the Master Servicer,  the Trustee or the Custodian,  as the case may be, shall release the contents of any related  Mortgage File in its  possession to the owner of such Mortgage Loan
(or such  owners'  designee)  and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each case  without  recourse,  as shall be necessary to vest in  Residential  Funding or its designee any Mortgage  Loan  released pursuant  hereto and  thereafter  such  Mortgage Loan shall not be part of the Trust Fund. It is understood  and agreed that the  obligation  of  Residential  Funding to so cure or purchase any
Mortgage  Loan as to which a  material  and  adverse  defect  in or  omission  of a  constituent document exists shall  constitute the sole remedy  respecting such defect or omission  available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)     The Master  Servicer  hereby  represents  and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date:

(i)     The Master  Servicer is a limited  liability  company duly organized,  validly  existing and in good  standing  under the laws  governing  its creation and  existence  and is or will be in  compliance  with the laws of each state in which any  Mortgaged  Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The  execution  and  delivery  of  this  Agreement  by  the  Master   Servicer  and  its
        performance  and  compliance  with the  terms of this  Agreement  will not  violate  the
        Master  Servicer's  Certificate of Formation or Limited  Liability  Company Agreement or
        constitute  a material  default (or an event  which,  with  notice or lapse of time,  or both, would  constitute a material  default) under, or result in the material breach of, any material  contract,  agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement,  assuming due  authorization,  execution and delivery by the Trustee and the Company,  constitutes a valid,  legal and binding obligation of the Master Servicer, enforceable  against  it in  accordance  with the terms  hereof  subject  to  applicable
        bankruptcy,  insolvency,  reorganization,   moratorium  and  other  laws  affecting  the
        enforcement  of  creditors'  rights  generally  and to  general  principles  of  equity, regardless  of whether such  enforcement  is  considered in a proceeding in equity or at law;

(iv)    The Master  Servicer is not in default  with respect to any order or decree of any court or any order,  regulation  or demand of any federal,  state,  municipal or  governmental agency,  which  default  might have  consequences  that would  materially  and adversely affect the condition  (financial  or other) or operations of the Master  Servicer or its properties  or might  have  consequences  that  would  materially  adversely  affect its performance hereunder;

(v)     No  litigation  is  pending  or,  to  the  best  of  the  Master  Servicer's  knowledge, threatened  against the Master  Servicer  which would  prohibit its  entering  into this
        Agreement or performing its obligations under this Agreement;

(vi)    The Master  Servicer  will comply in all material  respects in the  performance  of this
        Agreement  with all  reasonable  rules  and  requirements  of each  insurer  under  each
        Required Insurance Policy;

(vii)   No  information,  certificate  of an officer,  statement  furnished in writing or report delivered  to the  Company,  any  Affiliate  of the Company or the Trustee by the Master
        Servicer  will, to the knowledge of the Master  Servicer,  contain any untrue  statement of a  material  fact  or  omit a  material  fact  necessary  to  make  the  information, certificate, statement or report not misleading;

(viii)  The  Master   Servicer  has  examined  each   existing,   and  will  examine  each  new,
        Subservicing  Agreement  and is or will be familiar  with the terms  thereof.  The terms of each existing Subservicing  Agreement and each designated  Subservicer are acceptable to the  Master  Servicer  and any new  Subservicing  Agreements  will  comply  with  the provisions of Section 3.02; and

(ix)    The  Master  Servicer  is a member  of MERS in good  standing,  and will  comply  in all material  respects  with  the  rules  and  procedures  of MERS in  connection  with  the servicing of the Mortgage Loans that are registered with MERS.

It is understood  and agreed that the  representations  and warranties set forth in this Section
2.03(a)  shall  survive  delivery  of the  respective  Custodial  Files  to the  Trustee  or the
Custodian.

        Upon  discovery  by  either  the  Company,  the  Master  Servicer,  the  Trustee  or the
Custodian  of a breach of any  representation  or  warranty  set forth in this  Section  2.03(a)
which materially and adversely affects the interests of the  Certificateholders  in any Mortgage
Loan,  the party  discovering  such breach shall give prompt written notice to the other parties
(the  Custodian  being  so  obligated  under  a  Custodial  Agreement).  Within  90  days of its discovery or its receipt of notice of such  breach,  the Master  Servicer  shall either (i) cure such breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage  Loan or a related  document,  purchase such Mortgage Loan from the Trust Fund at the
Purchase  Price and in the manner set forth in Section  2.02;  provided  that if the omission or defect  would cause the  Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in
Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase such Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a
representation   and   warranty   set  forth  in  this   Section   2.03(a)   available   to  the
Certificateholders or the Trustee on behalf of the Certificateholders.

(b)     Representations  and warranties  relating to the Mortgage Loans are set forth in Section
2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Residential Funding.

        The Company, as assignee of Residential Funding under the Assignment  Agreement,  hereby assigns to the  Trustee  for the  benefit  of  Certificateholders  all of its  right,  title and interest in respect of the Assignment  Agreement  applicable to a Mortgage Loan.  Insofar as the
Assignment  Agreement relates to the  representations and warranties made by Residential Funding in respect of such Mortgage  Loan and any remedies  provided  thereunder  for any breach of such representations  and  warranties,  such right,  title and interest may be enforced by the Master
Servicer  on  behalf  of the  Trustee  and the  Certificateholders.  Upon the  discovery  by the
Company,  the  Master  Servicer,  the  Trustee  or  the  Custodian  of a  breach  of  any of the representations  and warranties made in the Assignment  Agreement  (which,  for purposes hereof, will be deemed to include  any other  cause  giving rise to a  repurchase  obligation  under the
Assignment  Agreement) in respect of any Mortgage Loan which  materially  and adversely  affects the  interests of the  Certificateholders  in such Mortgage  Loan,  the party  discovering  such breach shall give prompt written  notice to the other parties (the Custodian  being so obligated under a Custodial  Agreement).  The Master  Servicer shall promptly notify  Residential  Funding of such  breach  and  request  that  Residential  Funding  either  (i) cure  such  breach in all material  respects  within 90 days from the date the Master Servicer was notified of such breach or (ii)  purchase  such  Mortgage  Loan from the  Trust  Fund at the  Purchase  Price and in the manner set forth in Section  2.02;  provided that  Residential  Funding shall have the option to substitute  a  Qualified  Substitute  Mortgage  Loan or  Loans  for such  Mortgage  Loan if such substitution  occurs within two years  following  the Closing Date;  provided that if the breach would cause the  Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in Section
860G(a)(3)  of the Code,  any such cure,  repurchase or  substitution  must occur within 90 days
from  the  date  the  breach  was   discovered.   If  a  breach  of  the  Compliance  With  Laws
Representation  has given rise to the  obligation  to  repurchase  or substitute a Mortgage Loan pursuant to Section 4 of the Assignment  Agreement,  then the Master Servicer shall request that
Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the  remedies provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was  actually  incurred  and paid out of or on  behalf  of the  Trust  Fund,  and that  directly resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently with such  payment.  In the event that  Residential  Funding  elects to  substitute  a Qualified
Substitute  Mortgage  Loan or Loans for a Deleted  Mortgage  Loan pursuant to this Section 2.04,
Residential  Funding  shall  deliver to the  Trustee  or the  Custodian  for the  benefit of the
Certificateholders  with  respect  to such  Qualified  Substitute  Mortgage  Loan or Loans,  the original  Mortgage  Note,  the Mortgage,  an  Assignment of the Mortgage in recordable  form, if required  pursuant to Section 2.01,  and such other  documents and agreements as are required by
Section 2.01,  with the Mortgage  Note  endorsed as required by Section  2.01.  No  substitution will be made in any  calendar  month  after  the  Determination  Date  for such  month.  Monthly
Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution shall not be part of the Trust Fund and will be retained  by the Master  Servicer  and  remitted by the Master  Servicer to Residential  Funding on the next  succeeding  Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders  will include the Monthly
Payment due on a Deleted Mortgage Loan for such month and thereafter  Residential  Funding shall be  entitled  to retain all  amounts  received in respect of such  Deleted  Mortgage  Loan.  The
Master  Servicer  shall amend or cause to be amended the  Mortgage  Loan  Schedule,  and, if the
Deleted  Mortgage Loan was a Discount  Mortgage  Loan, the Schedule of Discount  Fractions,  for
the benefit of the  Certificateholders  to reflect the removal of such Deleted Mortgage Loan and the  substitution  of the Qualified  Substitute  Mortgage Loan or Loans and the Master  Servicer
shall  deliver the amended  Mortgage  Loan  Schedule,  and, if the Deleted  Mortgage  Loan was a
Discount Mortgage Loan, the amended Schedule of Discount  Fractions,  to the Trustee.  Upon such substitution,  the Qualified  Substitute Mortgage Loan or Loans shall be subject to the terms of this  Agreement  and the related  Subservicing  Agreement in all respects,  Residential  Funding shall be deemed to have made the  representations  and warranties  with respect to the Qualified
Substitute  Mortgage Loan  contained in the related  Assignment  Agreement,  and the Company and the  Master  Servicer  shall be deemed to have made with  respect  to any  Qualified  Substitute
Mortgage Loan or Loans,  as of the date of  substitution,  the  covenants,  representations  and warranties  set forth in this  Section  2.04,  in  Section  2.03  hereof and in Section 4 of the
Assignment  Agreement,  and the Master  Servicer  shall be obligated to repurchase or substitute for any Qualified  Substitute  Mortgage  Loan as to which a Repurchase  Event (as defined in the
Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified  Substitute  Mortgage Loans for one or more Deleted  Mortgage Loans,  the Master Servicer will determine the amount (if any)
by which the aggregate  principal balance of all such Qualified  Substitute Mortgage Loans as of the date of  substitution  is less  than the  aggregate  Stated  Principal  Balance  of all such
Deleted Mortgage Loans (in each case after  application of the principal  portion of the Monthly
Payments due in the month of substitution  that are to be distributed to the  Certificateholders in the month of  substitution).  Residential  Funding shall deposit the amount of such shortfall into the  Custodial  Account on the day of  substitution,  without any  reimbursement  therefor.
Residential  Funding  shall give notice in writing to the Trustee of such  event,  which  notice shall be  accompanied by an Officers'  Certificate  as to the  calculation of such shortfall and
(subject  to Section  10.01(f))  by an Opinion of Counsel to the effect  that such  substitution will  not  cause  (a) any  federal  tax to be  imposed  on the  Trust  Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions"  under Section  860F(a)(1) of the Code or on  "contributions  after the startup date" under Section  860G(d)(1) of the Code or
(b) any  portion  of any REMIC to fail to qualify  as such at any time that any  Certificate  is outstanding.

        It is  understood  and agreed that the  obligation of  Residential  Funding to cure such breach or  purchase,  or to  substitute  for,  a  Mortgage  Loan as to which  such a breach  has occurred and is continuing  and to make any  additional  payments  required under the Assignment
Agreement  in  connection  with a  breach  of the  Compliance  With  Laws  Representation  shall constitute the sole remedy  respecting such breach  available to the  Certificateholders  or the
Trustee on behalf of  Certificateholders.  If the Master Servicer is Residential  Funding,  then the Trustee  shall also have the right to give the  notification  and  require  the  purchase or substitution  provided for in the second preceding  paragraph in the event of such a breach of a representation  or  warranty  made  by  Residential  Funding  in the  Assignment  Agreement.  In
connection  with the  purchase of or  substitution  for any such  Mortgage  Loan by  Residential
Funding,  the Trustee shall assign to Residential  Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution  and   Authentication   of   Certificates/Issuance   of  Certificates
                      Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;  Acceptance
                      by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07.  Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The  purpose  of the  trust,  as  created  hereunder,  is to  engage  in  the  following activities:

(a)     to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to engage in those  activities that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance  with this  Agreement,  to engage in such other  activities as may be required in connection with  conservation  of the Trust Fund and the making of  distributions to the Certificateholders.

               The  trust  is  hereby   authorized  to  engage  in  the  foregoing   activities.
Notwithstanding  the  provisions  of Section  11.01,  the trust shall not engage in any activity other than in  connection  with the  foregoing  or other than as required or  authorized  by the terms of this Agreement while any  Certificate is outstanding,  and this Section 2.08 may not be amended,  without the consent of the  Certificateholders  evidencing a majority of the aggregate
Voting Rights of the Certificates.

ARTICLE III

                                  ADMINISTRATION AND SERVICING
                                       OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer shall service and administer the Mortgage Loans in accordance  with the terms of this  Agreement  and the  respective  Mortgage  Loans and shall have full power and authority,  acting alone or through  Subservicers as provided in Section 3.02, to do any and all things  which it may  deem  necessary  or  desirable  in  connection  with  such  servicing  and administration.  Without  limiting the generality of the foregoing,  the Master  Servicer in its own name or in the name of a  Subservicer  is hereby  authorized  and  empowered  by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be,  believes it  appropriate in its best judgment, to execute and deliver, on behalf of the  Certificateholders  and the Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release  or  discharge,  or of  consent to  assumption  or  modification  in  connection  with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection with the repurchase  of a Mortgage  Loan and all other  comparable  instruments,  or with  respect to the modification  or  re-recording  of a Mortgage for the purpose of correcting  the  Mortgage,  the subordination  of the lien of the Mortgage in favor of a public  utility  company or  government agency or unit with powers of eminent domain,  the taking of a deed in lieu of foreclosure,  the
commencement,   prosecution  or  completion  of  judicial  or  non-judicial   foreclosure,   the
conveyance  of a Mortgaged  Property to the related  Insurer,  the  acquisition  of any property acquired  by  foreclosure  or deed in lieu of  foreclosure,  or the  management,  marketing  and conveyance of any property  acquired by foreclosure or deed in lieu of foreclosure  with respect to the  Mortgage  Loans and with  respect  to the  Mortgaged  Properties.  The  Master  Servicer
further is authorized  and  empowered by the Trustee,  on behalf of the  Certificateholders  and the  Trustee,  in its own name or in the name of the  Subservicer,  when the Master  Servicer or the  Subservicer,  as the case may be,  believes it appropriate in its best judgment to register any  Mortgage  Loan on the MERS(R)System,  or cause the  removal  from the  registration  of any
Mortgage  Loan on the MERS(R)System,  to execute and  deliver,  on behalf of the Trustee and the
Certificateholders  or any of them, any and all  instruments of assignment and other  comparable instruments  with respect to such  assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its  successors  and  assigns.  Any  expenses  incurred in connection  with the actions  described in the preceding  sentence  shall be borne by the Master
Servicer in accordance with Section  3.16(c),  with no right of  reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming unable to continue  operations in connection with the MERS System,  it becomes  necessary to remove any Mortgage  Loan from  registration  on the MERS  System and to arrange for the  assignment  of the related  Mortgages  to the  Trustee, then any related  expenses shall be reimbursable  to the Master  Servicer.  Notwithstanding  the foregoing,  subject to Section  3.07(a),  the Master Servicer shall not permit any  modification with  respect to any  Mortgage  Loan that  would  both  constitute  a sale or  exchange  of such
Mortgage  Loan within the meaning of Section  1001 of the Code and any  proposed,  temporary  or final regulations  promulgated  thereunder (other than in connection with a proposed  conveyance or assumption  of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to Section  3.13(d)  hereof) and cause any REMIC formed under the Series  Supplement  to fail to qualify as a REMIC  under the Code.  The Trustee  shall  furnish  the Master  Servicer  with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to service and  administer  the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the  Master  Servicer  or any  Subservicer  pursuant  to such  powers of  attorney.  In servicing and  administering  any  Nonsubserviced  Mortgage Loan, the Master  Servicer shall, to the extent not  inconsistent  with this  Agreement,  comply with the Program Guide as if it were the  originator of such Mortgage Loan and had retained the servicing  rights and  obligations in respect  thereof.  In  connection  with  servicing and  administering  the Mortgage  Loans,  the
Master  Servicer and any  Affiliate  of the Master  Servicer  (i) may perform  services  such as appraisals  and brokerage  services that are not  customarily  provided by servicers of mortgage loans,  and shall be entitled to reasonable  compensation  therefor in  accordance  with Section
3.10  and  (ii)  may,  at its  own  discretion  and on  behalf  of the  Trustee,  obtain  credit information in the form of a "credit score" from a credit repository.

(b)     All costs  incurred by the Master  Servicer or by  Subservicers  in effecting the timely payment of taxes and  assessments  on the  properties  subject to the Mortgage  Loans shall not, for the purpose of calculating  monthly  distributions  to the  Certificateholders,  be added to the amount  owing  under the  related  Mortgage  Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such  costs  shall be  recoverable  to the  extent  permitted  by
Section 3.10(a)(ii).

(c)     The  Master  Servicer  may enter  into one or more  agreements  in  connection  with the offering of pass-through  certificates  evidencing  interests in one or more of the Certificates providing for the payment by the Master  Servicer of amounts  received by the Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment  Interest Shortfalls on the Mortgage Loans,  which payment  obligation will thereafter be an obligation of the Master
Servicer hereunder.

Section 3.02.  Subservicing  Agreements  Between Master Servicer and Subservicers;  Enforcement
                      of Subservicers' and Sellers' Obligations.

(a)     The Master  Servicer  may  continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the execution  and delivery of this  Agreement, and may  enter  into new  Subservicing  Agreements  with  Subservicers,  for the  servicing  and administration  of all or some of the  Mortgage  Loans.  Each  Subservicer  of a  Mortgage  Loan
shall be entitled to receive and retain, as provided in the related  Subservicing  Agreement and in Section  3.07,  the related  Subservicing  Fee from  payments  of  interest  received on such
Mortgage  Loan after  payment of all amounts  required to be remitted to the Master  Servicer in respect of such Mortgage  Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage Loan, the  Master  Servicer  shall  be  entitled  to  receive  and  retain  an  amount  equal  to  the
Subservicing Fee from payments of interest.  Unless the context otherwise  requires,  references in this  Agreement  to actions  taken or to be taken by the Master  Servicer  in  servicing  the
Mortgage  Loans include  actions  taken or to be taken by a Subservicer  on behalf of the Master
Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not  inconsistent  with this Agreement and as the Master  Servicer and the  Subservicer  have agreed.  A  representative  form of Subservicing
Agreement  is  attached  hereto as  Exhibit  E. With the  approval  of the  Master  Servicer,  a
Subservicer  may  delegate  its  servicing  obligations  to  third-party  servicers,   but  such
Subservicer  will  remain  obligated  under  the  related  Subservicing  Agreement.  The  Master
Servicer  and  a  Subservicer  may  enter  into  amendments  thereto  or  a  different  form  of
Subservicing  Agreement,  and the form  referred to or  included in the Program  Guide is merely provided for  information  and shall not be deemed to limit in any respect the discretion of the
Master Servicer to modify or enter into different Subservicing  Agreements;  provided,  however, that any such  amendments  or  different  forms  shall be  consistent  with and not  violate the provisions  of either this  Agreement or the Program  Guide in a manner  which would  materially and adversely  affect the interests of the  Certificateholders.  The Program Guide and any other
Subservicing  Agreement  entered into  between the Master  Servicer  and any  Subservicer  shall require the  Subservicer  to  accurately  and fully report its borrower  credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the obligations  of each  Subservicer  under the related  Subservicing  Agreement and of each Seller under the related  Seller's  Agreement  insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee  hereunder,  to the extent that the  non-performance of any such Seller's  obligation  would have a material and adverse  effect on a Mortgage  Loan, including,  without  limitation,  the  obligation  to  purchase  a  Mortgage  Loan on account of defective  documentation,  as  described  in  Section  2.02,  or on  account  of a  breach  of a representation  or  warranty,  as  described  in  Section  2.04.  Such  enforcement,  including, without limitation,  the legal prosecution of claims,  termination of Subservicing Agreements or
Seller's Agreements,  as appropriate,  and the pursuit of other appropriate  remedies,  shall be in such form and  carried  out to such an extent and at such time as the Master  Servicer  would employ  in its good  faith  business  judgment  and which are  normal  and usual in its  general mortgage  servicing  activities.  The Master Servicer shall pay the costs of such enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting from such  enforcement  to the extent,  if any,  that such  recovery  exceeds all amounts due in respect of the related  Mortgage  Loan or (ii) from a specific  recovery  of costs,  expenses or attorneys  fees against the party  against whom such  enforcement  is directed.  For purposes of clarification  only,  the parties  agree that the  foregoing  is not  intended to, and does not, limit the ability of the Master  Servicer to be  reimbursed  for  expenses  that are incurred in connection  with the  enforcement  of a Seller's  obligations  (insofar as the Company's  rights with respect to such Seller's  obligations have been assigned to the Trustee  hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any  Subservicing  Agreement that may exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any  limitation  by  virtue  of  this  Agreement;  provided,  however,  that  in  the  event  of termination  of any  Subservicing  Agreement  by the Master  Servicer  or the  Subservicer,  the
Master  Servicer  shall  either act as  servicer of the  related  Mortgage  Loan or enter into a
Subservicing  Agreement  with a  successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the  Master  Servicer  or  any  Affiliate  of  Residential
Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the  Subservicer  which it  replaces.  If the  Master  Servicer  enters  into a  Subservicing
Agreement with a successor  Subservicer,  the Master  Servicer  shall use reasonable  efforts to have the successor  Subservicer assume liability for the  representations and warranties made by the  terminated  Subservicer  in respect of the related  Mortgage Loans and, in the event of any such  assumption by the successor  Subservicer,  the Master Servicer may, in the exercise of its business judgment,  release the terminated  Subservicer from liability for such  representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any  Subservicing  Agreement,  any of the  provisions of this Agreement relating  to  agreements  or  arrangements  between  the Master  Servicer  or a  Subservicer  or reference to actions  taken  through a  Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated  and liable to the Trustee and the  Certificateholders  for the  servicing and administering  of the Mortgage  Loans in accordance  with the provisions of Section 3.01 without diminution  of such  obligation  or  liability  by virtue  of such  Subservicing  Agreements  or arrangements  or by virtue of  indemnification  from the  Subservicer  or the Company and to the same  extent  and under the same  terms and  conditions  as if the  Master  Servicer  alone were servicing  and  administering  the  Mortgage  Loans.  The Master  Servicer  shall be entitled to enter  into any  agreement  with a  Subservicer  or Seller  for  indemnification  of the  Master
Servicer  and  nothing  contained  in this  Agreement  shall be deemed  to limit or modify  such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any  Subservicing  Agreement  that may be  entered  into and any other  transactions  or services  relating to the Mortgage  Loans  involving a  Subservicer  in its capacity as such and not as an  originator  shall be deemed to be between  the  Subservicer  and the Master  Servicer alone and the Trustee and the  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section  3.06.  The  foregoing  provision  shall not in any way limit a  Subservicer's  obligation  to cure an omission or defect or to  repurchase a
Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     If  the  Master  Servicer  shall  for  any  reason  no  longer  be the  master  servicer
(including by reason of an Event of Default),  the Trustee,  its designee or its successor shall thereupon  assume  all of  the  rights  and  obligations  of  the  Master  Servicer  under  each
Subservicing  Agreement  that may have been  entered  into.  The  Trustee,  its  designee or the successor  servicer  for  the  Trustee  shall  be  deemed  to  have  assumed  all of the  Master
Servicer's  interest  therein  and to have  replaced  the  Master  Servicer  as a  party  to the
Subservicing  Agreement to the same extent as if the  Subservicing  Agreement  had been assigned to the  assuming  party  except  that the Master  Servicer  shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request  of the  Trustee  but at the  expense of the
Master  Servicer,  deliver to the  assuming  party all  documents  and records  relating to each
Subservicing  Agreement and the Mortgage  Loans then being serviced and an accounting of amounts collected  and  held by it and  otherwise  use its  best  efforts  to  effect  the  orderly  and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a)     The Master  Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the Mortgage  Loans,  and shall, to the extent such procedures shall be  consistent  with this  Agreement and the terms and  provisions of any related  Primary
Insurance  Policy,  follow  such  collection  procedures  as it would  employ in its good  faith
business   judgment  and  which  are  normal  and  usual  in  its  general  mortgage   servicing
activities.  Consistent  with the  foregoing,  the Master  Servicer  may in its  discretion  (i)
waive any late payment charge or any prepayment  charge or penalty  interest in connection  with the  prepayment  of a Mortgage  Loan and (ii) extend the Due Date for payments due on a Mortgage
Loan in accordance  with the Program Guide;  provided,  however,  that the Master Servicer shall first  determine  that any such waiver or extension  will not impair the coverage of any related
Primary  Insurance  Policy or  materially  adversely  affect the lien of the  related  Mortgage.
Notwithstanding  anything  in this  Section  to the  contrary,  the  Master  Servicer  shall not enforce any prepayment  charge to the extent that such enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master  Servicer shall make timely  advances on the related  Mortgage  Loan during the  scheduled  period in  accordance  with the  amortization schedule of such  Mortgage  Loan  without  modification  thereof by reason of such  arrangements unless  otherwise  agreed to by the Holders of the  Classes of  Certificates  affected  thereby;
provided,  however,  that no  such  extension  shall  be made if any  such  advance  would  be a
Nonrecoverable  Advance.  Consistent with the terms of this  Agreement,  the Master Servicer may also  waive,  modify or vary any term of any  Mortgage  Loan or consent to the  postponement  of strict  compliance  with any such term or in any manner grant  indulgence to any Mortgagor if in the Master Servicer's  determination  such waiver,  modification,  postponement or indulgence is not  materially  adverse to the  interests  of the  Certificateholders  (taking into account any estimated  Realized  Loss that might result  absent such action);  provided,  however,  that the
Master  Servicer  may not modify  materially  or permit any  Subservicer  to modify any Mortgage
Loan,  including  without  limitation  any  modification  that would change the  Mortgage  Rate, forgive the payment of any principal or interest  (unless in connection  with the liquidation of the related  Mortgage  Loan or except in  connection  with  prepayments  to the extent that such reamortization  is not  inconsistent  with  the  terms of the  Mortgage  Loan),  capitalize  any amounts owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage  Loan,  or extend the final  maturity date of such  Mortgage  Loan,  unless such
Mortgage  Loan is in  default  or, in the  judgment  of the  Master  Servicer,  such  default is reasonably  foreseeable;  provided,  further,  that (1) no such  modification  shall  reduce the interest  rate on a  Mortgage  Loan  below  one-half  of the  Mortgage  Rate as in effect on the
Cut-off  Date,  but not less  than  the sum of the  rates at  which  the  Servicing  Fee and the
Subservicing  Fee with respect to such  Mortgage Loan accrues plus the rate at which the premium paid to the  Certificate  Insurer,  if  any,  accrues,  (2)  the  final  maturity  date  for any
Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated  Principal  Balance of all Reportable  Modified Mortgage Loans subject to Servicing  Modifications  (measured at the time of the Servicing  Modification and after giving effect to any Servicing  Modification)  can be no more than five percent of the  aggregate  principal  balance of the  Mortgage  Loans as of the  Cut-off  Date,  unless  such limit is  increased  from time to time with the consent of the
Rating  Agencies  and the  Certificate  Insurer,  if any. In  addition,  any amounts  owing on a
Mortgage  Loan added to the  outstanding  principal  balance of such Mortgage Loan must be fully amortized  over the remaining  term of such Mortgage  Loan, and such amounts may be added to the outstanding  principal  balance of a Mortgage  Loan only once  during the life of such  Mortgage
Loan.  Also,  the  addition  of such  amounts  described  in the  preceding  sentence  shall  be implemented  in accordance  with the Program Guide and may be implemented  only by  Subservicers that have been  approved  by the  Master  Servicer  for such  purpose.  In  connection  with any
Curtailment of a Mortgage Loan, the Master  Servicer,  to the extent not  inconsistent  with the terms of the  Mortgage  Note and local law and  practice,  may  permit the  Mortgage  Loan to be reamortized  such  that the  Monthly  Payment  is  recalculated  as an amount  that  will  fully amortize the remaining Stated Principal  Balance thereof by the original  Maturity Date based on the original Mortgage Rate;  provided,  that such  re-amortization  shall not be permitted if it would  constitute a reissuance of the Mortgage Loan for federal  income tax purposes,  except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)     The Master  Servicer  shall  establish  and  maintain a  Custodial  Account in which the
Master  Servicer  shall  deposit or cause to be deposited on a daily basis,  except as otherwise specifically  provided herein, the following  payments and collections  remitted by Subservicers or received by it in respect of the Mortgage  Loans  subsequent  to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)     All  payments  on  account  of  principal,   including  Principal  Prepayments  made  by
        Mortgagors  on the  Mortgage  Loans  and  the  principal  component  of any  Subservicer
        Advance or of any REO  Proceeds  received in  connection  with an REO Property for which an REO Disposition has occurred;

(ii)    All  payments on account of  interest  at the  Adjusted  Mortgage  Rate on the  Mortgage
        Loans,  including  Buydown Funds, if any, and the interest  component of any Subservicer
        Advance or of any REO  Proceeds  received in  connection  with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds,  Subsequent  Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans  purchased  pursuant to Section 2.02,  2.03,  2.04 or
        4.07  (including  amounts  received  from  Residential  Funding  pursuant  to  the  last paragraph  of  Section  4 of the  Assignment  Agreement  in  respect  of any  liability,
        penalty  or  expense  that  resulted  from  a  breach  of  the   Compliance   With  Laws
        Representation  and  all  amounts  required  to be  deposited  in  connection  with  the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi)    All  amounts  transferred  from the  Certificate  Account  to the  Custodial  Account in
        accordance with Section 4.02(a);

(vii)   Any amounts  realized by the  Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the foregoing,  payments on the
Mortgage  Loans  which are not part of the Trust  Fund  (consisting  of  payments  in respect of principal  and interest on the  Mortgage  Loans due on or before the Cut-off  Date) and,  unless otherwise  set  forth in the  series  supplement,  payments  or  collections  in the  nature  of prepayment  charges or late payment  charges or assumption fees may but need not be deposited by the Master  Servicer  in the  Custodial  Account.  In the event any amount  not  required  to be deposited  in the  Custodial  Account  is so  deposited,  the  Master  Servicer  may at any time withdraw  such  amount  from  the  Custodial  Account,  any  provision  herein  to the  contrary notwithstanding.  The  Custodial  Account  may  contain  funds that  belong to one or more trust funds  created for mortgage  pass-through  certificates  of other  series and may contain  other funds  respecting  payments on mortgage  loans  belonging to the Master  Servicer or serviced or master  serviced  by it on behalf of others.  Notwithstanding  such  commingling  of funds,  the
Master  Servicer  shall  keep  records  that  accurately  reflect  the funds on  deposit  in the
Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With  respect  to  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and  the
proceeds of the purchase of any Mortgage Loan  pursuant to Sections  2.02,  2.03,  2.04 and 4.07 received  in any  calendar  month,  the  Master  Servicer  may elect to treat  such  amounts  as included  in the  Available  Distribution  Amount  for the  Distribution  Date in the  month  of receipt,  but is not  obligated  to do so. If the Master  Servicer so elects,  such amounts will be  deemed  to have  been  received  (and any  related  Realized  Loss  shall be  deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer  shall use its best  efforts to cause the  institution  maintaining the  Custodial  Account  to  invest  the  funds in the  Custodial  Account  attributable  to the
Mortgage  Loans in  Permitted  Investments  which  shall  mature not later than the  Certificate
Account  Deposit Date next  following  the date of such  investment  (with the  exception of the
Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their maturities.  All income and gain realized from any such  investment  shall be for the benefit of the  Master  Servicer  as  additional  servicing  compensation  and  shall  be  subject  to  its withdrawal  or order  from time to time.  The amount of any  losses  incurred  in respect of any such  investments  attributable  to the  investment of amounts in respect of the Mortgage  Loans shall be  deposited  in the  Custodial  Account  by the  Master  Servicer  out of its own  funds immediately as realized without any right of reimbursement.

(d)     The Master  Servicer  shall give  notice to the Trustee and the Company of any change in the location of the Custodial  Account and the location of the Certificate  Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In  those  cases  where a  Subservicer  is  servicing  a  Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master  Servicer  shall  cause the  Subservicer,  pursuant  to the
Subservicing  Agreement,  to  establish  and maintain one or more  Subservicing  Accounts  which shall be an Eligible  Account or, if such account is not an Eligible  Account,  shall  generally satisfy  the  requirements  of the  Program  Guide and be  otherwise  acceptable  to the  Master
Servicer and each Rating Agency.  The Subservicer  will be required  thereby to deposit into the
Subservicing  Account  on a  daily  basis  all  proceeds  of  Mortgage  Loans  received  by  the
Subservicer,  less its Subservicing Fees and unreimbursed  advances and expenses,  to the extent permitted  by  the  Subservicing  Agreement.  If the  Subservicing  Account  is not an  Eligible
Account,  the Master  Servicer shall be deemed to have received such monies upon receipt thereof by the  Subservicer.  The  Subservicer  shall not be  required  to deposit  in the  Subservicing
Account  payments  or  collections  in the  nature of  prepayment  charges  or late  charges  or assumption  fees. On or before the date  specified in the Program  Guide,  but in no event later than the  Determination  Date, the Master Servicer shall cause the Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such
Subservicer  that are  required to be  remitted to the Master  Servicer.  The  Subservicer  will also be required,  pursuant to the Subservicing  Agreement, to advance on such scheduled date of remittance  amounts equal to any scheduled  monthly  installments of principal and interest less its  Subservicing  Fees  on any  Mortgage  Loans  for  which  payment  was not  received  by the
Subservicer.  This  obligation  to advance with respect to each  Mortgage  Loan will continue up to and  including  the first of the month  following  the date on which  the  related  Mortgaged
Property  is sold at a  foreclosure  sale or is  acquired  by the Trust  Fund by deed in lieu of foreclosure  or  otherwise.  All  such  advances  received  by  the  Master  Servicer  shall  be deposited promptly by it in the Custodial Account.

(b)     The Subservicer may also be required,  pursuant to the Subservicing  Agreement, to remit to the Master Servicer for deposit in the Custodial  Account  interest at the Adjusted  Mortgage
Rate (or Modified Net Mortgage  Rate plus the rate per annum at which the  Servicing Fee accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received by such  Subservicer in respect of a Mortgage  Loan from the  related  Mortgagor  during any month that is to be applied by the  Subservicer to reduce the unpaid  principal  balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such  Curtailment to the first day of the following  month.  Any amounts paid by a Subservicer  pursuant to the preceding  sentence shall be for the benefit of the Master Servicer as additional  servicing  compensation and shall be subject to its  withdrawal  or order from time to time pursuant to Sections  3.10(a)(iv)  and
(v).

(c)     In addition to the Custodial  Account and the Certificate  Account,  the Master Servicer
shall for any  Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced
Mortgage  Loans to,  establish  and  maintain  one or more  Servicing  Accounts  and deposit and retain  therein all  collections  from the Mortgagors  (or advances from  Subservicers)  for the payment of taxes,  assessments,  hazard insurance  premiums,  Primary Insurance Policy premiums, if applicable,  or comparable  items for the account of the Mortgagors.  Each Servicing  Account shall satisfy the  requirements  for a Subservicing  Account and, to the extent permitted by the
Program  Guide or as is otherwise  acceptable  to the Master  Servicer,  may also  function as a
Subservicing  Account.  Withdrawals of amounts  related to the Mortgage Loans from the Servicing
Accounts  may be made only to effect  timely  payment of taxes,  assessments,  hazard  insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master  Servicer or Subservicer  out of related  collections  for any payments made pursuant to Sections  3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a) (with respect to hazard  insurance),  to refund to any  Mortgagors  any sums as may be determined to be overages, to pay interest,  if required,  to  Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the  termination  of this  Agreement in accordance  with
Section 9.01 or in  accordance  with the Program  Guide.  As part of its servicing  duties,  the
Master Servicer shall, and the Subservicers will,  pursuant to the Subservicing  Agreements,  be required to pay to the  Mortgagors  interest on funds in this account to the extent  required by law.

(d)     The Master Servicer shall advance the payments  referred to in the preceding  subsection that are not timely paid by the  Mortgagors  or advanced  by the  Subservicers  on the date when the tax,  premium or other  cost for which  such  payment  is  intended  is due,  but the Master
Servicer  shall be required so to advance  only to the extent  that such  advances,  in the good faith  judgment  of the Master  Servicer,  will be  recoverable  by the Master  Servicer  out of
Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If  compliance  with this  Section 3.09 shall make any Class of  Certificates  legal for investment  by  federally  insured  savings and loan  associations,  the Master  Servicer  shall provide,  or  cause  the  Subservicers  to  provide,  to  the  Trustee,  the  Office  of  Thrift
Supervision  or the  FDIC  and the  supervisory  agents  and  examiners  thereof  access  to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of
Thrift  Supervision,  such access being afforded without charge but only upon reasonable request and during normal business hours at the offices  designated by the Master  Servicer.  The Master
Servicer  shall  permit such  representatives  to  photocopy  any such  documentation  and shall provide  equipment  for that  purpose  at a  charge  reasonably  approximating  the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided  herein,  make  withdrawals  from the  Custodial  Account  of  amounts  on  deposit  therein  pursuant  to  Section  3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to  make  deposits  into  the  Certificate  Account  in the  amounts  and in the  manner provided for in Section 4.01;

(ii)    to reimburse  itself or the related  Subservicer for previously  unreimbursed  Advances,
        Servicing  Advances or other  expenses made pursuant to Sections  3.01,  3.07(a),  3.08,
        3.11,  3.12(a),  3.14 and 4.04 or otherwise  reimbursable  pursuant to the terms of this
        Agreement,  such  withdrawal  right  being  limited to amounts  received  on the related
        Mortgage  Loans  (including,  for  this  purpose,  REO  Proceeds,   Insurance  Proceeds,
        Liquidation  Proceeds and  proceeds  from the  purchase of a Mortgage  Loan  pursuant to
        Section  2.02,  2.03,  2.04 or 4.07) which  represent  (A) Late  Collections  of Monthly
        Payments  for which any such  advance  was made in the case of  Subservicer  Advances or
        Advances  pursuant  to Section  4.04 and (B)  recoveries  of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)   to pay to  itself  or the  related  Subservicer  (if  not  previously  retained  by such
        Subservicer)  out of  each  payment  received  by the  Master  Servicer  on  account  of interest on a Mortgage Loan as  contemplated  by Sections 3.14 and 3.16, an amount equal to that  remaining  portion of any such payment as to interest (but not in excess of the
        Servicing  Fee and  the  Subservicing  Fee,  if not  previously  retained)  which,  when deducted,  will result in the remaining  amount of such interest  being  interest at the
        Net Mortgage  Rate (or Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage
        Loan) on the amount  specified  in the  amortization  schedule of the  related  Mortgage
        Loan as the principal  balance thereof at the beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself  as  additional  servicing  compensation  any  interest  or  investment income  earned on funds and other  property  deposited  in or credited to the  Custodial
        Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional  servicing  compensation  any  Foreclosure  Profits,  any amounts  remitted by  Subservicers  as interest in respect of  Curtailments  pursuant to
        Section  3.08(b),  and any amounts  paid by a Mortgagor in  connection  with a Principal
        Prepayment  in Full in respect of interest for any period  during the calendar  month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi)    to pay to itself,  a  Subservicer,  a Seller,  Residential  Funding,  the Company or any
        other  appropriate  Person,  as the case may be, with respect to each  Mortgage  Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred pursuant to Section 2.02,  2.03,  2.04, 4.07 or 9.01, all amounts  received  thereon and not required to be  distributed  to the  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the  related  Subservicer  for any  Nonrecoverable  Advance  or
        Advances  in the manner and to the extent  provided  in  subsection  (c) below,  and any
        Advance or Servicing  Advance made in connection  with a modified  Mortgage Loan that is in  default  or,  in  the  judgment  of  the  Master  Servicer,  default  is  reasonably foreseeable  pursuant  to Section  3.07(a),  to the extent the amount of the  Advance or
        Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in a
        prior calendar  month, or any Advance  reimbursable  to the Master Servicer  pursuant to
        Section 4.02(a);

(viii)  to reimburse  itself or the Company for expenses  incurred by and  reimbursable to it or the  Company  pursuant  to  Sections  3.01(a),  3.11,  3.13,  3.14(c),  6.03,  10.01  or
        otherwise,  or in connection  with enforcing,  in accordance  with this  Agreement,  any repurchase,  substitution  or  indemnification  obligation  of any Seller (other than an
        Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix)    to reimburse itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection  with the  restoration  of property  damaged by an Uninsured
        Cause,  and (b) in connection  with the liquidation of a Mortgage Loan or disposition of an REO  Property  to the extent not  otherwise  reimbursed  pursuant  to clause  (ii) or
        (viii) above; and

(x)     to withdraw any amount  deposited in the  Custodial  Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with  withdrawals  pursuant to clauses (ii),  (iii),  (v) and (vi), the Master Servicer's  entitlement  thereto is limited to collections or other recoveries on the related  Mortgage Loan, the Master Servicer shall keep and maintain  separate  accounting,  on a
Mortgage Loan by Mortgage  Loan basis,  for the purpose of justifying  any  withdrawal  from the
Custodial Account pursuant to such clauses.

(c)     The Master  Servicer  shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a Mortgage Loan that the Master  Servicer  determines to be a
Nonrecoverable  Advance by withdrawal  from the Custodial  Account of amounts on deposit therein attributable to the Mortgage Loans on any  Certificate  Account Deposit Date succeeding the date of such  determination.  Such right of  reimbursement  in respect  of a  Nonrecoverable  Advance relating to an Advance  pursuant to Section 4.04 on any such  Certificate  Account  Deposit Date shall be limited to an amount not  exceeding  the  portion of such  Advance  previously  paid to
Certificateholders  (and not  theretofore  reimbursed  to the  Master  Servicer  or the  related
Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a)     The Master  Servicer  shall not take,  or permit  any  Subservicer  to take,  any action which would result in non-coverage  under any applicable  Primary  Insurance  Policy of any loss which,  but for the  actions of the Master  Servicer  or  Subservicer,  would have been  covered thereunder.  To the extent  coverage is available,  the Master  Servicer  shall keep or cause to be kept in full  force and  effect  each  such  Primary  Insurance  Policy  until the  principal balance of the related  Mortgage Loan secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value in the case of such a Mortgage  Loan  having a  Loan-to-Value  Ratio at origination  in excess of 80%,  provided that such Primary  Insurance  Policy was in place as of the Cut-off  Date and the Company had  knowledge of such Primary  Insurance  Policy.  The Master
Servicer  shall be entitled  to cancel or permit the  discontinuation  of any Primary  Insurance
Policy as to any  Mortgage  Loan,  if the  Stated  Principal  Balance  of the  Mortgage  Loan is
reduced below an amount equal to 80% of the appraised  value of the related  Mortgaged  Property as  determined in any appraisal  thereof after the Closing Date, or if the  Loan-to-Value  Ratio is reduced  below 80% as a result of principal  payments on the Mortgage  Loan after the Closing
Date.  In the event that the Company  gains  knowledge  that as of the Closing  Date, a Mortgage
Loan had a  Loan-to-Value  Ratio at  origination  in excess of 80% and is not the  subject  of a
Primary  Insurance  Policy  (and was not  included in any  exception  to the  representation  in
Section  2.03(b)(iv))  and that such Mortgage Loan has a current  Loan-to-Value  Ratio in excess of 80% then the Master  Servicer  shall use its  reasonable  efforts  to obtain  and  maintain a
Primary  Insurance  Policy  to the  extent  that  such a policy is  obtainable  at a  reasonable price.  The  Master  Servicer  shall not  cancel or refuse to renew any such  Primary  Insurance
Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any Subservicer  canceling or  refusing  to  renew  any  such  Primary  Insurance  Policy  applicable  to a  Mortgage  Loan subserviced  by it,  that is in effect at the date of the initial  issuance of the  Certificates and is required to be kept in force hereunder  unless the replacement  Primary  Insurance Policy for such  canceled or  non-renewed  policy is  maintained  with an insurer  whose  claims-paying ability is  acceptable  to each Rating Agency for mortgage  pass-through  certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating  assigned to the Certificates as of the Closing Date by such Rating Agency.

(b)     In connection with its activities as  administrator  and servicer of the Mortgage Loans, the Master  Servicer  agrees to present  or to cause the  related  Subservicer  to  present,  on behalf of the Master  Servicer,  the  Subservicer,  if any, the Trustee and  Certificateholders,
claims to the  related  Insurer  under any Primary  Insurance  Policies,  in a timely  manner in accordance  with  such  policies,  and,  in this  regard,  to take or  cause  to be  taken  such reasonable  action  as shall be  necessary  to  permit  recovery  under  any  Primary  Insurance
Policies  respecting  defaulted  Mortgage  Loans.   Pursuant  to  Section  3.07,  any  Insurance
Proceeds  collected by or remitted to the Master Servicer under any Primary  Insurance  Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a)     The Master  Servicer  shall cause to be maintained  for each Mortgage Loan (other than a
Cooperative  Loan) fire  insurance  with  extended  coverage in an amount  which is equal to the lesser of the  principal  balance  owing on such  Mortgage  Loan or 100 percent of the insurable value of the  improvements;  provided,  however,  that  such  coverage  may not be less than the minimum  amount  required  to fully  compensate  for any loss or  damage on a  replacement  cost basis.  To the extent it may do so without  breaching the related  Subservicing  Agreement,  the
Master  Servicer  shall  replace  any  Subservicer  that does not cause such  insurance,  to the extent  it  is  available,  to be  maintained.  The  Master  Servicer  shall  also  cause  to be maintained  on  property  acquired  upon  foreclosure,  or deed in lieu of  foreclosure,  of any
Mortgage Loan (other than a  Cooperative  Loan),  fire  insurance  with extended  coverage in an amount  which is at  least  equal to the  amount  necessary  to  avoid  the  application  of any co-insurance  clause  contained  in the related  hazard  insurance  policy.  Pursuant to Section
3.07, any amounts  collected by the Master  Servicer under any such policies (other than amounts to be applied to the  restoration or repair of the related  Mortgaged  Property or property thus acquired or amounts  released to the Mortgagor in accordance with the Master  Servicer's  normal servicing  procedures)  shall be  deposited  in the  Custodial  Account,  subject to  withdrawal pursuant to Section  3.10.  Any cost  incurred by the Master  Servicer in  maintaining  any such
insurance   shall  not,  for  the  purpose  of   calculating   monthly   distributions   to  the
Certificateholders,  be added to the amount owing under the Mortgage Loan,  notwithstanding that the terms of the  Mortgage  Loan so  permit.  Such  costs  shall be  recoverable  by the  Master
Servicer  out of related  late  payments  by the  Mortgagor  or out of  Insurance  Proceeds  and
Liquidation  Proceeds to the extent  permitted  by Section  3.10.  It is  understood  and agreed that no  earthquake  or  other  additional  insurance  is to be  required  of any  Mortgagor  or maintained  on  property  acquired  in respect of a Mortgage  Loan other than  pursuant  to such applicable  laws and  regulations  as shall at any time be in force  and as shall  require  such additional  insurance.  Whenever  the  improvements  securing  a  Mortgage  Loan  (other  than a
Cooperative  Loan) are located at the time of  origination  of such Mortgage Loan in a federally designated  special flood hazard area, the Master  Servicer shall cause flood  insurance (to the extent  available) to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required to  compensate  for any loss or damage to the  Mortgaged  Property  on a  replacement  cost  basis  and (ii) the  maximum  amount  of such insurance  available  for the related  Mortgaged  Property  under the national  flood  insurance program  (assuming  that the area in which such Mortgaged  Property is located is  participating in such program).

        If the Master  Servicer shall obtain and maintain a blanket fire  insurance  policy with extended  coverage  insuring  against  hazard  losses  on all of the  Mortgage  Loans,  it shall conclusively  be deemed to have satisfied its  obligations as set forth in the first sentence of this Section  3.12(a),  it being understood and agreed that such policy may contain a deductible clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been maintained  on the related  Mortgaged  Property a policy  complying  with the first  sentence of this  Section  3.12(a) and there  shall have been a loss which  would have been  covered by such policy,  deposit in the Certificate  Account the amount not otherwise  payable under the blanket policy  because of such  deductible  clause.  Any such deposit by the Master  Servicer  shall be made on the Certificate  Account Deposit Date next preceding the Distribution  Date which occurs in the  month  following  the month in which  payments  under any such  policy  would  have been deposited in the Custodial  Account.  In connection  with its  activities as  administrator  and servicer of the Mortgage  Loans,  the Master  Servicer  agrees to present,  on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own  expense  and keep in full force and effect  throughout  the term of this  Agreement a blanket  fidelity bond and an errors and omissions  insurance policy covering the Master Servicer's  officers and employees and other persons acting on behalf of the Master  Servicer in connection  with its  activities  under this
Agreement.  The  amount  of  coverage  shall be at least  equal to the  coverage  that  would be required  by Fannie  Mae or  Freddie  Mac,  whichever  is  greater,  with  respect to the Master
Servicer if the Master Servicer were servicing and  administering  the Mortgage Loans for Fannie
Mae or  Freddie  Mac.  In the event  that any such bond or policy  ceases to be in  effect,  the
Master  Servicer  shall  obtain a  comparable  replacement  bond or  policy  from an  issuer  or insurer,  as the case may be,  meeting  the  requirements,  if any,  of the  Program  Guide  and acceptable to the Company.  Coverage of the Master  Servicer  under a policy or bond obtained by an  Affiliate  of the Master  Servicer  and  providing  the  coverage  required by this  Section
3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a)     When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the Master  Servicer or
Subservicer,  to the extent it has knowledge of such  conveyance,  shall enforce any due-on-sale clause  contained in any Mortgage Note or Mortgage,  to the extent  permitted  under  applicable law and  governmental  regulations,  but  only to the  extent  that  such  enforcement  will not adversely affect or jeopardize  coverage under any Required  Insurance  Policy.  Notwithstanding the foregoing:

(i)     the Master  Servicer shall not be deemed to be in default under this Section  3.13(a) by reason of any transfer or  assumption  which the Master  Servicer is  restricted  by law from preventing; and

(ii)    if the Master Servicer  determines that it is reasonably  likely that any Mortgagor will bring,  or if any  Mortgagor  does bring,  legal action to declare  invalid or otherwise avoid  enforcement of a due-on-sale  clause  contained in any Mortgage Note or Mortgage, the Master  Servicer  shall not be  required  to enforce  the  due-on-sale  clause or to contest such action.

(b)     Subject to the Master  Servicer's duty to enforce any  due-on-sale  clause to the extent set forth in Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a
Person  by a  Mortgagor,  and  such  Person  is to  enter  into an  assumption  or  modification agreement or  supplement to the Mortgage  Note or Mortgage  which  requires the signature of the
Trustee,  or if an  instrument  of release  signed by the  Trustee  is  required  releasing  the
Mortgagor from liability on the Mortgage  Loan,  the Master  Servicer is authorized,  subject to the  requirements  of the sentence  next  following,  to execute and  deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the  Mortgaged  Property  is to be conveyed and such  modification  agreement  or  supplement  to the Mortgage  Note or Mortgage or other  instruments  as are  reasonable  or necessary to carry out the terms of the Mortgage Note or Mortgage or  otherwise  to comply  with any  applicable  laws  regarding  assumptions  or the transfer of the Mortgaged  Property to such Person;  provided,  however,  none of such terms and requirements  shall either (i) both (A)  constitute a  "significant  modification"  effecting an exchange  or  reissuance  of such  Mortgage  Loan under the REMIC  Provisions  and (B) cause any portion of any REMIC  formed  under the Series  Supplement  to fail to qualify as a REMIC  under the Code or (subject to Section  10.01(f)),  result in the  imposition of any tax on "prohibited transactions"  or (ii)  constitute  "contributions"  after  the  start-up  date  under the REMIC
Provisions.   The  Master  Servicer  shall  execute  and  deliver  such  documents  only  if  it reasonably  determines  that (i) its  execution  and delivery  thereof will not conflict with or violate any terms of this  Agreement  or cause the unpaid  balance and  interest on the Mortgage
Loan to be uncollectible  in whole or in part, (ii) any required  consents of insurers under any
Required  Insurance  Policies  have been  obtained  and (iii)  subsequent  to the closing of the transaction  involving  the  assumption  or transfer (A) the Mortgage  Loan will  continue to be secured by a first  mortgage lien pursuant to the terms of the  Mortgage,  (B) such  transaction will not adversely affect the coverage under any Required Insurance  Policies,  (C) the Mortgage
Loan will fully amortize over the remaining  term thereof,  (D) no material term of the Mortgage
Loan  (including  the interest  rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged  Property is to be released  from  liability  on the Mortgage  Loan,  such release will not (based on the Master
Servicer's or Subservicer's  good faith  determination)  adversely affect the  collectability of the  Mortgage  Loan.  Upon  receipt of  appropriate  instructions  from the Master  Servicer  in accordance  with the  foregoing,  the Trustee shall execute any necessary  instruments  for such assumption  or  substitution  of liability as directed in writing by the Master  Servicer.  Upon the closing of the  transactions  contemplated  by such  documents,  the Master  Servicer  shall cause the  originals or true and correct  copies of the  assumption  agreement,  the release (if any),  or the  modification  or  supplement  to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited  with the Mortgage File for such Mortgage  Loan.  Any fee  collected  by the  Master  Servicer  or  such  related  Subservicer  for  entering  into an assumption or  substitution  of liability  agreement will be retained by the Master  Servicer or such Subservicer as additional servicing compensation.

(c)     The Master  Servicer or the related  Subservicer,  as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related  Mortgaged  Property, the granting of an easement  thereon in favor of another  Person,  any  alteration or demolition of the  related  Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the  related
Cooperative  Apartment)  without any right of  reimbursement  or other similar matters if it has determined,  exercising  its good faith  business  judgment in the same manner as it would if it were the owner of the related  Mortgage  Loan,  that the  security  for, and the timely and full collectability  of, such  Mortgage  Loan would not be  adversely  affected  thereby and that any portion of any REMIC  formed under the Series  Supplement  would not fail to continue to qualify as a REMIC under the Code as a result  thereof and (subject to Section  10.01(f)) that no tax on
"prohibited  transactions"  or  "contributions"  after the  startup  day would be imposed on any such  REMIC as a result  thereof.  Any fee  collected  by the  Master  Servicer  or the  related
Subservicer  for  processing  such a request  will be  retained  by the Master  Servicer or such
Subservicer as additional servicing compensation.

(d)     Subject to any other  applicable  terms and  conditions of this  Agreement,  the Trustee and Master  Servicer  shall be entitled to approve an  assignment in lieu of  satisfaction  with respect  to any  Mortgage  Loan,  provided  the  obligee  with  respect  to such  Mortgage  Loan following  such  proposed  assignment  provides the Trustee and Master  Servicer  with a "Lender
Certification  for  Assignment of Mortgage  Loan" in the form  attached  hereto as Exhibit M, in form and substance  satisfactory  to the Trustee and Master  Servicer,  providing the following:
(i) that the  substance  of the  assignment  is, and is  intended to be, a  refinancing  of such
Mortgage;  (ii) that the Mortgage  Loan  following the proposed  assignment  will have a rate of interest at least 0.25 percent  below or above the rate of interest on such  Mortgage Loan prior to such proposed  assignment;  and (iii) that such  assignment is at the request of the borrower under the related  Mortgage Loan.  Upon approval of an assignment in lieu of  satisfaction  with respect to any Mortgage Loan,  the Master  Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal  Prepayment  in Full with respect to such  Mortgage  Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer  shall  foreclose upon or otherwise  comparably  convert (which may include an REO Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory  arrangements  can be made for
collection  of  delinquent  payments  pursuant  to  Section  3.07.  Alternatively,   the  Master
Servicer may take other actions in respect of a defaulted  Mortgage Loan,  which may include (i)
accepting a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount contractually  owed in order to  facilitate a sale of the Mortgaged  Property by the  Mortgagor)
or  permitting a short  refinancing  (a payoff of the Mortgage  Loan for an amount less than the total  amount  contractually  owed  in  order  to  facilitate  refinancing  transactions  by the
Mortgagor not involving a sale of the Mortgaged  Property),  (ii) arranging for a repayment plan or (iii) agreeing to a  modification  in accordance  with Section 3.07. In connection  with such foreclosure  or other  conversion,  the Master  Servicer  shall,  consistent  with Section 3.11, follow such  practices  and  procedures  as it shall deem  necessary or  advisable,  as shall be normal and usual in its  general  mortgage  servicing  activities  and as shall be  required  or permitted by the Program  Guide;  provided that the Master  Servicer  shall not be liable in any respect  hereunder if the Master Servicer is acting in connection  with any such  foreclosure or other  conversion in a manner that is consistent  with the  provisions  of this  Agreement.  The
Master  Servicer,  however,  shall  not be  required  to  expend  its own  funds or incur  other reimbursable charges in connection with any foreclosure,  or attempted  foreclosure which is not completed,  or towards the  restoration of any property  unless it shall determine (i) that such restoration  and/or  foreclosure  will increase the proceeds of liquidation of the Mortgage Loan to  Holders  of  Certificates  of one or more  Classes  after  reimbursement  to itself for such expenses or charges and (ii) that such  expenses or charges  will be  recoverable  to it through
Liquidation  Proceeds,  Insurance  Proceeds,  or REO  Proceeds  (respecting  which it shall have priority  for purposes of  withdrawals  from the  Custodial  Account  pursuant to Section  3.10, whether or not such  expenses and charges are  actually  recoverable  from  related  Liquidation
Proceeds,  Insurance  Proceeds or REO  Proceeds).  In the event of such a  determination  by the
Master  Servicer  pursuant to this Section  3.14(a),  the Master  Servicer  shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing,  the Master  Servicer shall use its best reasonable efforts to realize upon any Additional  Collateral for such of the Additional  Collateral  Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments  pursuant to Section  3.07;  provided  that the Master
Servicer  shall not, on behalf of the Trustee,  obtain title to any such  Additional  Collateral as a result of or in lieu of the  disposition  thereof or otherwise;  and provided  further that
(i) the Master  Servicer  shall not proceed with respect to such  Additional  Collateral  in any manner that would  impair the ability to recover  against the related  Mortgaged  Property,  and
(ii) the Master  Servicer shall proceed with any REO  Acquisition in a manner that preserves the ability to apply the  proceeds of such  Additional  Collateral  against  amounts  owed under the defaulted  Mortgage  Loan. Any proceeds  realized from such  Additional  Collateral  (other than amounts to be released to the Mortgagor or the related  guarantor in accordance  with procedures that the Master  Servicer would follow in servicing  loans held for its own account,  subject to the  terms  and  conditions  of the  related  Mortgage  and  Mortgage  Note and to the terms and conditions  of  any  security  agreement,  guarantee  agreement,  mortgage  or  other  agreement governing the disposition of the proceeds of such Additional  Collateral)  shall be deposited in the  Custodial  Account,  subject to  withdrawal  pursuant to Section  3.10.  Any other  payment received by the Master Servicer in respect of such Additional  Collateral  shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the  Master  Servicer  is the  Master  Servicer  under the  Credit
Support Pledge  Agreement,  the Master Servicer shall perform its  obligations  under the Credit
Support Pledge  Agreement in accordance  with such Agreement and in a manner that is in the best
interests  of  the  Certificateholders.   Further,  the  Master  Servicer  shall  use  its  best
reasonable  efforts to realize  upon any Pledged  Assets for such of the Pledged  Asset Loans as come into and continue in default and as to which no satisfactory  arrangements  can be made for collection of delinquent  payments  pursuant to Section 3.07;  provided that the Master Servicer shall not, on behalf of the Trustee,  obtain title to any such Pledged  Assets as a result of or in lieu of the  disposition  thereof or  otherwise;  and  provided  further  that (i) the Master
Servicer  shall not proceed with respect to such Pledged  Assets in any manner that would impair the ability to recover  against the related  Mortgaged  Property,  and (ii) the Master  Servicer shall  proceed  with any REO  Acquisition  in a manner that  preserves  the ability to apply the proceeds of such Pledged  Assets  against  amounts owed under the defaulted  Mortgage  Loan. Any proceeds  realized from such Pledged  Assets (other than amounts to be released to the Mortgagor or the related  guarantor in accordance  with  procedures  that the Master Servicer would follow in  servicing  loans  held for its own  account,  subject  to the  terms and  conditions  of the related  Mortgage and Mortgage Note and to the terms and  conditions of any security  agreement, guarantee  agreement,  mortgage or other agreement  governing the disposition of the proceeds of such  Pledged  Assets)  shall be  deposited  in the  Custodial  Account,  subject to  withdrawal pursuant  to Section  3.10.  Any other  payment  received  by the Master  Servicer in respect of such Pledged Assets shall be deposited in the Custodial  Account subject to withdrawal  pursuant to Section 3.10.

               Concurrently  with the  foregoing,  the Master  Servicer  may pursue any remedies that may be  available  in  connection  with a breach  of a  representation  and  warranty  with respect to any such  Mortgage  Loan in accordance  with  Sections  2.03 and 2.04.  However,  the
Master  Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies)
with  respect  to  the  Mortgage   Loans  and  remedies  in  connection   with  a  breach  of  a
representation  and warranty if the Master  Servicer  determines  in its  reasonable  discretion that one such remedy is more likely to result in a greater  recovery  as to the  Mortgage  Loan.
Upon the  occurrence  of a Cash  Liquidation  or REO  Disposition,  following the deposit in the
Custodial  Account of all  Insurance  Proceeds,  Liquidation  Proceeds  and other  payments  and recoveries  referred  to in the  definition  of  "Cash  Liquidation"  or "REO  Disposition,"  as
applicable,  upon receipt by the Trustee of written  notification  of such  deposit  signed by a
Servicing  Officer,  the  Trustee or the  Custodian,  as the case may be,  shall  release to the
Master  Servicer  the related  Custodial  File and the Trustee  shall  execute and deliver  such instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each case without recourse,  as shall be necessary  to vest in the Master  Servicer or its  designee,  as the case may be, the related  Mortgage Loan,  and thereafter  such Mortgage Loan shall not be part of the
Trust Fund.  Notwithstanding  the  foregoing or any other  provision of this  Agreement,  in the
Master  Servicer's sole  discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash  Liquidation  or REO  Disposition  may be
deemed to have  occurred  if  substantially  all amounts  expected by the Master  Servicer to be received in  connection  with the related  defaulted  Mortgage  Loan or REO  Property  have been received,  and  (ii) for  purposes  of  determining  the  amount  of any  Liquidation  Proceeds,
Insurance  Proceeds,  REO  Proceeds or any other  unscheduled  collections  or the amount of any
Realized  Loss,  the  Master  Servicer  may take into  account  minimal  amounts  of  additional receipts expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)     If title to any  Mortgaged  Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the  Trustee or to its  nominee  on behalf of  Certificateholders.  Notwithstanding  any such acquisition of title and  cancellation  of the related  Mortgage  Loan,  such REO Property shall
(except as otherwise  expressly  provided  herein) be considered to be an  Outstanding  Mortgage
Loan held in the  Trust  Fund  until  such time as the REO  Property  shall be sold.  Consistent with the  foregoing  for  purposes of all  calculations  hereunder  so long as such REO Property
shall  be   considered  to  be  an   Outstanding   Mortgage  Loan  it  shall  be  assumed  that,
notwithstanding  that the  indebtedness  evidenced by the related  Mortgage Note shall have been discharged,  such Mortgage Note and the related  amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous  Curtailments and before any adjustment  thereto by reason of any  bankruptcy  or similar  proceeding  or any  moratorium  or similar waiver or grace period) remain in effect.

(c)     If the Trust Fund  acquires any REO  Property as  aforesaid  or otherwise in  connection with a default or  imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the
Trust Fund shall dispose of such REO Property as soon as practicable,  giving due  consideration to the interests of the  Certificateholders,  but in all cases within three full years after the taxable  year of its  acquisition  by the Trust Fund for purposes of Section  860G(a)(8)  of the
Code (or such shorter period as may be necessary  under  applicable  state  (including any state in which such  property  is  located)  law to  maintain  the status of any  portion of any REMIC formed  under the  Series  Supplement  as a REMIC  under  applicable  state law and avoid  taxes resulting from such property  failing to be foreclosure  property  under  applicable  state law)
or, at the  expense of the Trust Fund,  request,  more than 60 days before the day on which such grace  period would  otherwise  expire,  an  extension  of such grace  period  unless the Master
Servicer  (subject  to  Section  10.01(f))  obtains  for the  Trustee  an  Opinion  of  Counsel, addressed  to the Trustee and the Master  Servicer,  to the effect that the holding by the Trust
Fund of such REO Property  subsequent to such period will not result in the  imposition of taxes on  "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC formed under the  Series  Supplement  to fail to qualify as a REMIC  (for  federal  (or any  applicable
State or local)  income tax  purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust Fund may  continue to hold such REO  Property  (subject  to any  conditions contained in such Opinion of Counsel).  The Master  Servicer  shall be entitled to be reimbursed from the  Custodial  Account for any costs  incurred in obtaining  such  Opinion of Counsel,  as provided  in  Section  3.10.  Notwithstanding  any other  provision  of this  Agreement,  no REO
Property  acquired  by the Trust Fund shall be rented (or  allowed to  continue to be rented) or otherwise  used by or on  behalf of the Trust  Fund in such a manner  or  pursuant  to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure  property"  within the meaning of Section  860G(a)(8)  of the Code or (ii) subject the Trust Fund to the  imposition of any federal  income  taxes on the income  earned  from such REO  Property,  including  any taxes imposed by reason of  Section  860G(c) of the Code,  unless  the Master  Servicer  has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO Disposition or purchase or repurchase of any
Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery  resulting from a collection of Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,  will be applied in the  following  order of  priority:  first,  to  reimburse  the Master  Servicer  or the related
Subservicer in accordance with Section  3.10(a)(ii);  second, to the  Certificateholders  to the extent of accrued  and unpaid  interest  on the  Mortgage  Loan,  and any  related  REO  Imputed
Interest,  at the Net  Mortgage  Rate  (or  the  Modified  Net  Mortgage  Rate in the  case of a
Modified  Mortgage  Loan) to the Due Date prior to the  Distribution  Date on which such amounts are to be  distributed;  third,  to the  Certificateholders  as a recovery of  principal  on the
Mortgage Loan (or REO Property);  fourth,  to all Servicing Fees and  Subservicing  Fees payable therefrom  (and  the  Master  Servicer  and  the  Subservicer  shall  have  no  claims  for  any deficiencies with respect to such fees which result from the foregoing  allocation);  and fifth, to Foreclosure Profits.

(e)     In the event of a default  on a  Mortgage  Loan one or more of whose  obligors  is not a
United States  Person,  in connection  with any  foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan,  the Master  Servicer will cause  compliance with the provisions of Treasury  Regulation  Section  1.1445-2(d)(3)  (or
any  successor  thereto)  necessary to assure that no  withholding  tax  obligation  arises with respect to the  proceeds of such  foreclosure  except to the extent,  if any,  that  proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Custodial Files.

(a)     Upon  becoming  aware of the payment in full of any Mortgage  Loan,  or upon the receipt by the Master  Servicer  of a  notification  that  payment in full will be  escrowed in a manner customary for such  purposes,  the Master  Servicer will  immediately  notify the Trustee (if it holds the related  Custodial  File) or the Custodian by a certification  of a Servicing  Officer
(which  certification  shall  include a statement to the effect that all amounts  received or to be  received  in  connection  with  such  payment  which are  required  to be  deposited  in the
Custodial  Account  pursuant to Section 3.07 have been or will be so  deposited),  substantially in one of the  forms  attached  hereto  as  Exhibit  F,  or,  in the case of the  Custodian,  an electronic  request in a form  acceptable  to the  Custodian,  requesting  delivery to it of the
Custodial  File.  Within two Business  Days of receipt of such  certification  and request,  the
Trustee shall  release,  or cause the Custodian to release,  the related  Custodial  File to the
Master  Servicer.  The Master  Servicer is  authorized  to execute and deliver to the  Mortgagor the request for  reconveyance,  deed of  reconveyance  or release or satisfaction of mortgage or such  instrument  releasing the lien of the  Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence  of  cancellation  thereon  and to cause  the  removal  from the registration  on the MERS(R)System of such Mortgage and to execute and deliver,  on behalf of the
Trustee and the  Certificateholders  or any of them, any and all  instruments of satisfaction or cancellation  or of partial  or full  release.  No  expenses  incurred  in  connection  with any instrument  of  satisfaction  or deed of  reconveyance  shall  be  chargeable  to the  Custodial
Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or  foreclosure  of any Mortgage
Loan,  the  Master  Servicer  shall  deliver to the  Custodian,  with a copy to the  Trustee,  a certificate  of a  Servicing  Officer  substantially  in one of the forms  attached as Exhibit F hereto,  or, in the case of the  Custodian,  an electronic  request in a form  acceptable to the
Custodian,  requesting  that  possession  of all,  or any  document  constituting  part of,  the
Custodial  File be  released to the Master  Servicer  and  certifying  as to the reason for such release and that such release will not  invalidate  any insurance  coverage  provided in respect of the Mortgage Loan under any Required  Insurance  Policy.  Upon receipt of the foregoing,  the
Trustee shall  deliver,  or cause the Custodian to deliver,  the Custodial  File or any document therein to the Master  Servicer.  The Master  Servicer  shall cause each  Custodial  File or any document  therein so released to be returned to the Trustee,  or the  Custodian as agent for the
Trustee  when the need  therefor  by the  Master  Servicer  no  longer  exists,  unless  (i) the
Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage Loan have been  deposited in the Custodial  Account or (ii) the  Custodial  File or such document has been  delivered  directly or through a  Subservicer  to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the  Mortgaged  Property  either  judicially  or non-judicially,  and the Master Servicer has delivered  directly or through a Subservicer to the
Trustee a  certificate  of a  Servicing  Officer  certifying  as to the name and  address of the
Person to which such  Custodial  File or such document was delivered and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a  Mortgage  Loan,  the  Trustee  shall deliver the Request for Release  with  respect  thereto to the Master  Servicer  upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master  Servicer on the  Trustee's  behalf shall  execute and deliver to the Master  Servicer,  if necessary,  any court  pleadings,  requests for  trustee's  sale or other  documents  necessary  to the  foreclosure  or  trustee's  sale in respect of a  Mortgaged
Property  or to any legal  action  brought  to obtain  judgment  against  any  Mortgagor  on the
Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other remedies or rights  provided  by the  Mortgage  Note or  Mortgage  or  otherwise  available  at law or in equity.  Together  with such  documents  or  pleadings  (if signed by the  Trustee),  the Master
Servicer  shall  deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings  or documents  be executed by the Trustee and  certifying  as to the reason such documents or pleadings are required and that the  execution and delivery  thereof by the Trustee will not invalidate any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination  of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master  Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts provided for by clauses (iii),  (iv), (v) and
(vi) of Section  3.10(a),  subject to clause (e)  below.  The amount of  servicing  compensation provided  for in such  clauses  shall  be  accounted  for on a  Mortgage  Loan-by-Mortgage  Loan basis.  In the event that  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds  (net of
amounts  reimbursable   therefrom  pursuant  to  Section  3.10(a)(ii))  in  respect  of  a  Cash
Liquidation or REO Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid interest  accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net  Mortgage  Rate (or the  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage Loan),  the Master Servicer shall be entitled to retain  therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure  Profits and any Servicing Fee or Subservicing
Fee considered to be accrued but unpaid.

(b)     Additional  servicing  compensation in the form of prepayment charges,  assumption fees, late payment charges,  investment  income on amounts in the Custodial Account or the Certificate
Account or otherwise  shall be retained by the Master  Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c)     The  Master  Servicer  shall be  required  to pay,  or cause  to be paid,  all  expenses incurred by it in  connection  with its servicing  activities  hereunder  (including  payment of premiums  for the  Primary  Insurance  Policies,  if any, to the extent  such  premiums  are not required  to be paid by the  related  Mortgagors,  and the fees and  expenses of the Trustee and any  co-trustee  (as provided in Section  8.05) and the fees and expense of the  Custodian)  and shall not be entitled to  reimbursement  therefor  except as  specifically  provided in Sections
3.10 and 3.14.

(d)     The Master  Servicer's  right to receive  servicing  compensation may not be transferred in whole or in part except in connection  with the transfer of all of its  responsibilities  and obligations of the Master Servicer under this Agreement.

(e)     Notwithstanding  any other provision herein,  the amount of servicing  compensation that the Master  Servicer  shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced  (but not below zero) by an amount  equal to
Compensating  Interest (if any) for such  Distribution  Date.  Such  reduction  shall be applied during such period as follows:  first,  to any  Servicing Fee or  Subservicing  Fee to which the
Master  Servicer is  entitled  pursuant to Section  3.10(a)(iii),  and second,  to any income or gain realized from any  investment  of funds held in the  Custodial  Account or the  Certificate
Account to which the Master  Servicer  is  entitled  pursuant  to  Sections  3.07(c) or 4.01(b), respectively.  In making such  reduction,  the Master  Servicer (i) will not  withdraw  from the
Custodial  Account any such amount  representing  all or a portion of the Servicing Fee to which it is entitled pursuant to Section  3.10(a)(iii),  and (ii) will not withdraw from the Custodial
Account or  Certificate  Account  any such  amount to which it is  entitled  pursuant to Section
3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than  fifteen  days after it  receives a written  request  from the Trustee or the  Company,  the Master  Servicer  shall  forward to the Trustee and the Company a  statement, certified by a Servicing  Officer,  setting forth the status of the Custodial  Account as of the close of business on the immediately  preceding  Distribution Date as it relates to the Mortgage
Loans and showing,  for the period  covered by such  statement,  the aggregate of deposits in or withdrawals  from the  Custodial  Account in respect of the Mortgage  Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The  Master  Servicer  will  deliver  to the  Company  and the  Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any  calendar  year during which the
Company's  annual  report on Form 10-K is required to be filed in  accordance  with the Exchange
Act and the rules and  regulations  of the  Commission,  the date on which the annual  report on
Form  10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules  and regulations of the Commission,  (i) a servicing  assessment as described in Section  4.03(f)(ii)
and (ii) a  servicer  compliance  statement,  signed  by an  authorized  officer  of the  Master
Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

        (A)    A review of the Master  Servicer's  activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (B)    To the  best of such  officer's  knowledge,  based  on such  review,  the  Master
Servicer has  fulfilled all of its  obligations  under this  Agreement in all material  respects throughout the reporting  period or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying each such failure known to such officer and the nature and status thereof.

        The Master Servicer shall use commercially  reasonable  efforts to obtain from all other parties  participating in the servicing  function any additional  certifications  required under
Item 1122 and Item 1123 of  Regulation  AB to the extent  required to be included in a Report on
Form 10-K;  provided,  however,  that a failure  to obtain  such  certifications  shall not be a breach of the Master  Servicer's  duties  hereunder  if any such party  fails to deliver  such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or  before  the  earlier  of (a)  March 31 of each  year or (b) with  respect  to any calendar year during which the  Company's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the  Exchange
Act and the rules and  regulations of the  Commission,  the Master Servicer at its expense shall cause a firm  of  independent  public  accountants,  which  shall  be  members  of the  American
Institute  of  Certified  Public  Accountants,  to furnish to the  Company  and the  Trustee the attestation  required  under Item 1122(b) of Regulation AB. In rendering  such  statement,  such firm  may  rely,  as  to  matters  relating  to  the  direct  servicing  of  mortgage  loans  by
Subservicers,  upon  comparable  statements for  examinations  conducted by  independent  public accountants  substantially  in accordance with standards  established by the American  Institute of Certified  Public  Accountants  (rendered  within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master  Servicer shall afford the Company,  upon  reasonable  notice,  during normal business  hours  access to all  records  maintained  by the  Master  Servicer  in respect of its rights and obligations  hereunder and access to officers of the Master Servicer  responsible for such  obligations.  Upon request,  the Master  Servicer  shall furnish the Company with its most recent  financial  statements  and such  other  information  as the  Master  Servicer  possesses regarding its business,  affairs,  property and  condition,  financial or otherwise.  The Master
Servicer shall also cooperate with all reasonable  requests for information  including,  but not limited to,  notices,  tapes and copies of files,  regarding  itself,  the Mortgage Loans or the
Certificates from any Person or Persons  identified by the Company or Residential  Funding.  The
Company may, but is not obligated to, enforce the obligations of the Master  Servicer  hereunder and may,  but is not  obligated  to,  perform,  or cause a designee  to perform,  any  defaulted obligation  of the Master  Servicer  hereunder  or  exercise  the rights of the Master  Servicer hereunder;  provided that the Master  Servicer  shall not be relieved of any of its  obligations hereunder by virtue of such  performance  by the Company or its designee.  The Company shall not have any  responsibility  or liability  for any action or failure to act by the Master  Servicer and is not obligated to supervise the  performance  of the Master  Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a)     With respect to any Buydown  Mortgage Loan, the Subservicer has deposited  Buydown Funds in an  account  that  satisfies  the  requirements  for a  Subservicing  Account  (the  "Buydown
Account").  The Master  Servicer  shall cause the  Subservicing  Agreement  to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown  Mortgage  Loan, the
Subservicer  will withdraw from the Buydown  Account the  predetermined  amount that, when added to the  amount  due on such  date  from the  Mortgagor,  equals  the full  Monthly  Payment  and transmit that amount in accordance  with the terms of the  Subservicing  Agreement to the Master
Servicer  together  with  the  related  payment  made  by  the  Mortgagor  or  advanced  by  the
Subservicer.

(b)     If the  Mortgagor on a Buydown  Mortgage  Loan prepays such loan in its entirety  during the  period  (the  "Buydown  Period")  when  Buydown  Funds are  required  to be applied to such
Buydown  Mortgage Loan, the  Subservicer  shall be required to withdraw from the Buydown Account and remit any Buydown  Funds  remaining in the Buydown  Account in  accordance  with the related buydown  agreement.  The amount of Buydown  Funds which may be remitted in  accordance  with the related  buydown  agreement may reduce the amount  required to be paid by the Mortgagor to fully prepay the related  Mortgage  Loan.  If the  Mortgagor on a Buydown  Mortgage  Loan  defaults on such Mortgage  Loan during the Buydown  Period and the property  securing such Buydown  Mortgage
Loan is sold in the  liquidation  thereof  (either by the Master  Servicer or the insurer  under any related Primary  Insurance  Policy),  the Subservicer shall be required to withdraw from the
Buydown  Account  the Buydown  Funds for such  Buydown  Mortgage  Loan still held in the Buydown
Account  and  remit  the  same to the  Master  Servicer  in  accordance  with  the  terms of the
Subservicing  Agreement  for deposit in the  Custodial  Account or, if  instructed by the Master
Servicer,  pay to the  insurer  under any  related  Primary  Insurance  Policy if the  Mortgaged
Property is  transferred  to such  insurer  and such  insurer  pays all of the loss  incurred in respect of such  default.  Any amount so remitted  pursuant to the  preceding  sentence  will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

(a)     The Master  Servicer is hereby  authorized  to enter into a financing or other  facility
(any such  arrangement,  an  "Advance  Facility")  under  which (1) the Master  Servicer  sells, assigns or  pledges to another  Person (an  "Advancing  Person")  the Master  Servicer's  rights under this  Agreement to be  reimbursed  for any Advances or  Servicing  Advances  and/or (2) an
Advancing  Person agrees to fund some or all Advances and/or Servicing  Advances  required to be made by the Master  Servicer  pursuant  to this  Agreement.  No consent  of the  Depositor,  the
Trustee,  the  Certificateholders  or any  other  party  shall be  required  before  the  Master
Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence  of any  Advance
Facility under which an Advancing  Person agrees to fund Advances and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master  Servicer  shall remain  obligated  pursuant to this
Agreement  to  make  Advances  and  Servicing  Advances  pursuant  to and as  required  by  this
Agreement.  If the  Master  Servicer  enters  into an  Advance  Facility,  and for so long as an
Advancing  Person  remains  entitled  to  receive   reimbursement  for  any  Advances  including
Nonrecoverable  Advances ("Advance  Reimbursement  Amounts") and/or Servicing Advances including
Nonrecoverable  Advances  ("Servicing Advance  Reimbursement  Amounts" and together with Advance
Reimbursement  Amounts,  "Reimbursement  Amounts")  (in each  case to the  extent  such  type of
Reimbursement  Amount is included  in the Advance  Facility),  as  applicable,  pursuant to this
Agreement,  then the Master Servicer shall identify such  Reimbursement  Amounts consistent with
the  reimbursement   rights  set  forth  in  Section   3.10(a)(ii)  and  (vii)  and  remit  such
Reimbursement  Amounts in accordance  with this Section 3.22 or otherwise in accordance with the documentation  establishing  the  Advance  Facility  to such  Advancing  Person or to a trustee, agent or custodian (an "Advance  Facility  Trustee")  designated by such Advancing  Person in an
Advance Facility Notice described below in Section 3.22(b).  Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance Facility,  the Master Servicer may direct,  and if so  directed  in writing  the  Trustee is hereby  authorized  to and shall pay to the Advance
Facility Trustee the Reimbursement  Amounts identified  pursuant to the preceding  sentence.  An
Advancing  Person  whose  obligations  hereunder  are limited to the funding of Advances  and/or
Servicing  Advances shall not be required to meet the  qualifications  of a Master Servicer or a
Subservicer  pursuant  to  Section  3.02(a)  or  6.02(c)  hereof and shall not be deemed to be a
Subservicer  under this  Agreement.  Notwithstanding  anything  to the  contrary  herein,  in no event  shall  Advance  Reimbursement  Amounts  or  Servicing  Advance  Reimbursement  Amounts be
included in the Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master  Servicer  enters  into an Advance  Facility  and makes the  election  set forth in Section  3.22(a),  the Master Servicer and the related  Advancing  Person shall deliver to the  Certificate  Insurer  and the  Trustee a written  notice  and  payment  instruction  (an
"Advance Facility Notice"),  providing the Trustee with written payment instructions as to where to remit Advance  Reimbursement  Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent  such type of  Reimbursement  Amount is  included  within the  Advance  Facility)  on
subsequent   Distribution   Dates.  The  payment   instruction   shall  require  the  applicable
Reimbursement  Amounts to be  distributed  to the  Advancing  Person or to an  Advance  Facility
Trustee  designated  in the Advance  Facility  Notice.  An Advance  Facility  Notice may only be terminated  by the joint  written  direction of the Master  Servicer  and the related  Advancing
Person (and any  related  Advance  Facility  Trustee).  The Master  Servicer  shall  provide the
Certificate  Insurer,  if any, with notice of any termination of any Advance  Facility  pursuant to this Section 3.22(b).

(c)     Reimbursement  Amounts  shall  consist  solely of amounts in respect of Advances  and/or
Servicing  Advances made with respect to the Mortgage Loans for which the Master  Servicer would be permitted to reimburse  itself in  accordance  with  Section  3.10(a)(ii)  and (vii)  hereof, assuming the Master  Servicer or the  Advancing  Person had made the related  Advance(s)  and/or
Servicing  Advance(s).  Notwithstanding  the foregoing,  except with respect to reimbursement of
Nonrecoverable  Advances as set forth in Section 3.10(c) of this  Agreement,  no Person shall be entitled to reimbursement from funds held in the Collection  Account for future  distribution to
Certificateholders  pursuant to this  Agreement.  Neither the Company nor the Trustee shall have any duty or liability with respect to the  calculation of any  Reimbursement  Amount,  nor shall the Company or the Trustee have any  responsibility  to track or monitor the  administration  of the  Advance  Facility or  have any  responsibility  to track,  monitor or verify the payment of
Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee.  The Master
Servicer shall maintain and provide to any Successor  Master  Servicer a detailed  accounting on a  loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The Successor  Master  Servicer shall be entitled to rely on any such information  provided by the Master  Servicer and the  Successor  Master  Servicer  shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master  Servicer,  the Trustee agrees to execute such  acknowledgments,  certificates and other documents reasonably  satisfactory to the
Trustee  provided by the Master Servicer  recognizing  the interests of any Advancing  Person or
Advance  Facility Trustee in such  Reimbursement  Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e)     Reimbursement  Amounts  collected  with respect to each Mortgage Loan shall be allocated to  outstanding  unreimbursed  Advances  or  Servicing  Advances  (as the case may be) made with respect  to that  Mortgage  Loan on a  "first-in,  first  out"  ("FIFO")  basis,  subject to the qualifications set forth below:

               (i)    Any  successor  Master  Servicer  to  Residential  Funding  (a  "Successor
        Master  Servicer")  and the  Advancing  Person  or  Advance  Facility  Trustee  shall be required to apply all amounts  available in accordance  with this Section 3.22(e) to the reimbursement  of Advances  and  Servicing  Advances in the manner  provided for herein;
        provided,  however,  that after the succession of a Successor  Master  Servicer,  (A) to the extent that any  Advances  or  Servicing  Advances  with  respect to any  particular
        Mortgage  Loan are  reimbursed  from  payments or  recoveries,  if any, from the related
        Mortgagor,  and  Liquidation  Proceeds or Insurance  Proceeds,  if any,  with respect to that Mortgage  Loan,  reimbursement  shall be made,  first,  to the Advancing  Person or
        Advance  Facility  Trustee in respect of Advances and/or  Servicing  Advances related to that  Mortgage  Loan to the extent of the  interest of the  Advancing  Person or Advance
        Facility  Trustee  in such  Advances  and/or  Servicing  Advances,  second to the Master
        Servicer in respect of  Advances  and/or  Servicing  Advances  related to that  Mortgage
        Loan in excess of those in which  the  Advancing  Person  or  Advance  Facility  Trustee
        Person has an interest,  and third,  to the Successor  Master Servicer in respect of any other  Advances  and/or  Servicing  Advances  related to that Mortgage  Loan,  from such sources  as and  when  collected,  and (B)  reimbursements  of  Advances  and  Servicing
        Advances  that are  Nonrecoverable  Advances  shall  be made  pro rata to the  Advancing
        Person or Advance  Facility  Trustee,  on the one hand,  and any such  Successor  Master
        Servicer,  on the other  hand,  on the  basis of the  respective  aggregate  outstanding unreimbursed  Advances and Servicing Advances that are  Nonrecoverable  Advances owed to the Advancing  Person,  Advance  Facility  Trustee or Master  Servicer  pursuant to this
        Agreement,  on the one hand, and any such Successor Master Servicer,  on the other hand, and without  regard to the date on which any such Advances or Servicing  Advances  shall have been made.  In the event that,  as a result of the FIFO  allocation  made  pursuant to this Section  3.22(e),  some or all of a  Reimbursement  Amount paid to the Advancing
        Person or Advance Facility  Trustee relates to Advances or Servicing  Advances that were made by a Person  other  than  Residential  Funding or the  Advancing  Person or Advance
        Facility  Trustee,  then the  Advancing  Person or  Advance  Facility  Trustee  shall be required to remit any  portion of such  Reimbursement  Amount to the Person  entitled to such  portion of such  Reimbursement  Amount.  Without  limiting the  generality  of the foregoing,  Residential  Funding shall remain entitled to be reimbursed by the Advancing
        Person or Advance  Facility  Trustee for all Advances and Servicing  Advances  funded by
        Residential  Funding to the extent the  related  Reimbursement  Amount(s)  have not been
        assigned  or  pledged  to  an  Advancing  Person  or  Advance  Facility   Trustee.   The
        documentation  establishing  any Advance Facility shall require  Residential  Funding to provide  to the  related  Advancing  Person or  Advance  Facility  Trustee  loan by loan information  with respect to each  Reimbursement  Amount  distributed  to such Advancing
        Person  or  Advance  Facility  Trustee  on  each  date  of  remittance  thereof  to such
        Advancing  Person or  Advance  Facility  Trustee,  to  enable  the  Advancing  Person or
        Advance Facility Trustee to make the FIFO allocation of each  Reimbursement  Amount with respect to each Mortgage Loan.

               (ii)   By way of  illustration,  and not by way of limiting the generality of the foregoing,  if the Master  Servicer  resigns or is  terminated at a time when the Master
        Servicer  is a party to an Advance  Facility,  and is  replaced  by a  Successor  Master
        Servicer,  and the  Successor  Master  Servicer  directly  funds  Advances or  Servicing
        Advances  with  respect  to a Mortgage  Loan and does not  assign or pledge the  related
        Reimbursement  Amounts to the  related  Advancing  Person or Advance  Facility  Trustee, then all  payments and  recoveries  received  from the related  Mortgagor or received in the  form of  Liquidation  Proceeds  with  respect  to  such  Mortgage  Loan  (including
        Insurance  Proceeds  collected in connection  with a liquidation  of such Mortgage Loan)
        will be allocated first to the Advancing  Person or Advance  Facility  Trustee until the related  Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the
        Master  Servicer  and the  Advancing  Person,  which were made prior to any  Advances or
        Servicing  Advances  made by the  Successor  Master  Servicer,  have been  reimbursed in full,  at which  point the  Successor  Master  Servicer  shall be entitled to retain all related  Reimbursement  Amounts  subsequently  collected  with respect to that  Mortgage
        Loan  pursuant to Section  3.10 of this  Agreement.  To the extent that the  Advances or
        Servicing  Advances are  Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility  Trustee,  on the one hand, and the  Successor  Master  Servicer,  on the other hand,  as described in clause (i)(B)
        above.

        (f)    The Master  Servicer shall remain  entitled to be reimbursed for all Advances and
Servicing  Advances  funded by the  Master  Servicer  to the  extent  the  related  rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g)    Any  amendment to this Section 3.22 or to any other  provision of this  Agreement that may be necessary  or  appropriate  to effect the terms of an Advance  Facility as described generally in this Section 3.22,  including  amendments to add provisions relating to a successor
Master Servicer,  may be entered into by the Trustee, the Certificate  Insurer,  Company and the
Master Servicer without the consent of any  Certificateholder,  with written  confirmation  from each Rating  Agency that the  amendment  will not result in the  reduction of the ratings on any class of the  Certificates  below the  lesser of the then  current or  original  ratings on such
Certificates,  and an  opinion  of counsel as  required  by  Section  11.01(c),  notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h)    Any  rights of  set-off  that the Trust  Fund,  the  Trustee,  the  Company,  any
Successor  Master  Servicer or any other Person might otherwise have against the Master Servicer under this  Agreement  shall not attach to any rights to be reimbursed for Advances or Servicing
Advances  that have been sold,  transferred,  pledged,  conveyed or  assigned  to any  Advancing
Person.

        (i)    At any time when an Advancing  Person shall have ceased funding  Advances  and/or
Servicing  Advances (as the case may be) and the Advancing  Person or related  Advance  Facility
Trustee shall have received  Reimbursement  Amounts sufficient in the aggregate to reimburse all
Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person,  then upon the delivery of a written  notice signed by the  Advancing  Person and the  Master  Servicer  or its  successor  or  assign) to the  Trustee terminating  the Advance  Facility  Notice (the  "Notice of Facility  Termination"),  the Master
Servicer or its  Successor  Master  Servicer  shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j)    After  delivery  of any  Advance  Facility  Notice,  and until  any such  Advance
Facility Notice has been terminated by a Notice of Facility  Termination,  this Section 3.22 may not be  amended  or  otherwise  modified  without  the  prior  written  consent  of the  related
Advancing Person.

ARTICLE IV

                                 PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The  Master   Servicer  on  behalf  of  the  Trustee  shall  establish  and  maintain  a
Certificate  Account in which the Master  Servicer  shall cause to be deposited on behalf of the
Trustee on or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date by wire transfer of  immediately  available  funds an amount equal to the sum of (i) any Advance for the immediately  succeeding  Distribution  Date,  (ii) any amount  required to be  deposited  in the
Certificate  Account pursuant to Section  3.12(a),  (iii) any amount required to be deposited in the  Certificate  Account  pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid  pursuant  to  Section  9.01 and (v) all other  amounts  constituting  the  Available
Distribution Amount for the immediately succeeding Distribution Date.

(b)     The Trustee shall,  upon written request from the Master  Servicer,  invest or cause the institution  maintaining the Certificate  Account to invest the funds in the Certificate Account in  Permitted  Investments  designated  in the  name  of the  Trustee  for  the  benefit  of the
Certificateholders,  which shall  mature or be payable on demand not later than the Business Day next preceding the  Distribution  Date next following the date of such  investment  (except that
(i) any  investment in the  institution  with which the  Certificate  Account is maintained  may mature or be  payable  on demand on such  Distribution  Date and (ii) any other  investment  may mature or be payable on demand on such  Distribution  Date if the Trustee shall advance funds on such  Distribution  Date to the Certificate  Account in the amount payable on such investment on such Distribution  Date,  pending receipt thereof to the extent necessary to make  distributions on the  Certificates)  and  shall  not be sold or  disposed  of prior to  maturity.  Subject  to
Section  3.16(e),  all  income  and gain  realized  from any  such  investment  shall be for the benefit of the Master  Servicer  and shall be  subject to its  withdrawal  or order from time to time. The amount of any losses  incurred in respect of any such  investments  shall be deposited in the Certificate  Account by the Master Servicer out of its own funds  immediately as realized without any right of  reimbursement.  The Trustee or its  Affiliates  are  permitted  to receive compensation  that  could  be  deemed  to be in the  Trustee's  economic  self-interest  for (i)
serving as  investment  adviser  (with  respect to  investments  made  through its  Affiliates), administrator,  shareholder servicing agent,  custodian or sub-custodian with respect to certain of  the  Permitted  Investments,  (ii)  using  Affiliates  to  effect  transactions  in  certain
Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
Reporting.

(a)     Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with respect to each  Distribution  Date the Master  Servicer  shall  forward to the  Trustee and the
Trustee shall either forward by mail or make  available to each Holder and the Company,  via the
Trustee's  internet  website,  a statement (and at its option,  any additional  files containing the same  information in an alternative  format)  setting forth  information as to each Class of
Certificates,  the  Mortgage  Pool and, if the  Mortgage  Pool is  comprised of two or more Loan
Groups,   each  Loan  Group,  to  the  extent  applicable.   This  statement  will  include  the
information  set forth in an exhibit to the Series  Supplement.  The Trustee  shall mail to each
Holder that  requests a paper copy by  telephone a paper copy via first class mail.  The Trustee may modify the  distribution  procedures set forth in this Section provided that such procedures
are  no  less   convenient  for  the   Certificateholders.   The  Trustee  shall  provide  prior
notification to the Company, the Master Servicer and the  Certificateholders  regarding any such modification.  In addition,  the Master  Servicer  shall  provide to any manager of a trust fund consisting  of  some  or all of the  Certificates,  upon  reasonable  request,  such  additional information as is reasonably  obtainable by the Master Servicer at no additional  expense to the
Master  Servicer.  Also, at the request of a Rating  Agency,  the Master  Servicer shall provide the information  relating to the Reportable  Modified  Mortgage Loans  substantially in the form attached  hereto  as  Exhibit  Q to such  Rating  Agency  within a  reasonable  period  of time;
provided,  however,  that the Master Servicer shall not be required to provide such  information more than four times in a calendar year to any Rating Agency.

(b)     Within a  reasonable  period of time after it receives a written  request  from a Holder of a Certificate,  other than a Class R  Certificate,  the Master  Servicer  shall  prepare,  or cause to be prepared,  and shall  forward,  or cause to be forwarded,  to each Person who at any time  during  the  calendar  year  was  the  Holder  of a  Certificate,  other  than a  Class  R
Certificate,  a statement  containing the  information  set forth in clauses (v) and (vi) of the exhibit to the  Series  Supplement  referred  to in  subsection  (a) above  aggregated  for such calendar year or applicable  portion  thereof during which such Person was a  Certificateholder.
Such  obligation  of the Master  Servicer  shall be deemed to have been  satisfied to the extent that substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)     Within a  reasonable  period of time after it receives a written  request  from a Holder of a Class R  Certificate,  the Master  Servicer  shall  prepare,  or cause to be prepared,  and shall  forward,  or cause to be  forwarded,  to each Person who at any time during the  calendar year  was  the  Holder  of  a  Class  R  Certificate,  a  statement  containing  the  applicable distribution  information  provided  pursuant to this Section 4.03  aggregated for such calendar year or  applicable  portion  thereof  during  which  such  Person  was the  Holder of a Class R
Certificate.  Such  obligation of the Master  Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)     Upon the  written  request of any  Certificateholder,  the Master  Servicer,  as soon as reasonably  practicable,  shall provide the requesting  Certificateholder  with such information as is necessary and  appropriate,  in the Master  Servicer's  sole  discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master  Servicer  shall,  on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic  reports  required to be filed under the provisions of the Exchange Act, and the rules and  regulations of the Commission  thereunder including,  without  limitation,  reports on Form 10-K,  Form 10-D and Form 8-K.  In  connection with the  preparation and filing of such periodic  reports,  the Trustee shall timely provide to the Master Servicer (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each  calendar  year,  (II) copies of all  pleadings,  other legal process and any other  documents  relating  to any claims,  charges or  complaints  involving  the  Trustee,  as trustee  hereunder,  or the  Trust  Fund  that are  received  by a  Responsible  Officer  of the
Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible  Officer of the Trustee, have been submitted to a vote of the  Certificateholders,  other than those matters that have been  submitted to a vote of the  Certificateholders  at the request of the Company or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as  required  pursuant  to the Series  Supplement.  Neither  the Master
Servicer  nor the  Trustee  shall have any  liability  with  respect  to the  Master  Servicer's failure to properly  prepare or file such  periodic  reports  resulting  from or relating to the
Master  Servicer's  inability or failure to obtain any information not resulting from the Master
Servicer's own negligence or willful misconduct.

(f)     Any Form 10-K filed with the  Commission  in  connection  with this  Section 4.03  shall include, with respect to the Certificates relating to such 10-K:

(i)     A  certification,  signed by the senior officer in charge of the servicing  functions of the  Master  Servicer,  in the form  attached  as Exhibit O hereto or such other form as may be required or  permitted  by the  Commission  (the "Form 10-K  Certification"),  in
        compliance  with Rules  13a-14  and 15d-14  under the  Exchange  Act and any  additional directives of the Commission.

(ii)    A report  regarding  its  assessment of  compliance  during the preceding  calendar year with all  applicable  servicing  criteria set forth in relevant  Commission  regulations with respect to mortgage-backed  securities  transactions taken as a whole involving the
        Master  Servicer  that are  backed  by the same  types of assets  as those  backing  the certificates,  as well as similar  reports on  assessment  of  compliance  received from
        other  parties   participating  in  the  servicing  function  as  required  by  relevant
        Commission  regulations,  as  described  in Item  1122(a) of  Regulation  AB. The Master
        Servicer  shall obtain from all other parties  participating  in the servicing  function any required assessments.
(iii)   With  respect to each  assessment  report  described  immediately  above,  a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In  connection  with the Form 10-K  Certification,  the Trustee shall provide the Master
Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)     This Section 4.03 may be amended in accordance  with this Agreement  without the consent of the Certificateholders.

(i)     The Trustee shall make available on the Trustee's  internet  website each of the reports filed with the  Commission  by or on behalf of the Company  under the  Exchange  Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and
                      the Company; Advances by the Master Servicer.

(a)     Prior to the close of business on the  Determination  Date,  the Master  Servicer  shall furnish a written  statement to the Trustee,  any Paying Agent and the Company (the  information in such  statement to be made available to any  Certificate  Insurer and  Certificateholders  by
the Master  Servicer on request)  setting forth (i) the Available  Distribution  Amount and (ii)
the  amounts  required  to be  withdrawn  from the  Custodial  Account  and  deposited  into the
Certificate Account on the immediately  succeeding  Certificate Account Deposit Date pursuant to clause  (iii) of Section  4.01(a).  The  determination  by the Master  Servicer of such  amounts shall, in the absence of obvious error, be  presumptively  deemed to be correct for all purposes hereunder  and the Trustee  shall be protected in relying upon the same without any  independent check or verification.

(b)     On or before 2:00 P.M.  New York time on each  Certificate  Account  Deposit  Date,  the
Master  Servicer  shall either (i) deposit in the  Certificate  Account  from its own funds,  or funds  received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the  Master  Servicer  in  respect  of the  related  Distribution  Date,  which  shall  be in an aggregate  amount equal to the aggregate  amount of Monthly Payments (with each interest portion thereof  adjusted  to  the  Net  Mortgage  Rate),  less  the  amount  of any  related  Servicing
Modifications,  Debt Service  Reductions  or  reductions  in the amount of interest  collectable from the  Mortgagor  pursuant to the  Servicemembers  Civil  Relief Act, as amended,  or similar legislation or regulations then in effect,  on the Outstanding  Mortgage Loans as of the related
Due Date,  which  Monthly  Payments  were not  received  as of the close of  business  as of the related  Determination  Date;  provided  that  no  Advance  shall  be  made  if  it  would  be a
Nonrecoverable  Advance,  (ii)  withdraw  from amounts on deposit in the  Custodial  Account and deposit in the Certificate  Account all or a portion of the Amount Held for Future  Distribution in discharge of any such Advance,  or (iii) make advances in the form of any  combination of (i)
and (ii)  aggregating  the amount of such  Advance.  Any  portion of the Amount  Held for Future
Distribution  so used shall be  replaced by the Master  Servicer  by deposit in the  Certificate
Account on or before 11:00 A.M.  New York time on any future  Certificate  Account  Deposit Date to the  extent  that  funds  attributable  to the  Mortgage  Loans  that  are  available  in the
Custodial  Account for deposit in the Certificate  Account on such  Certificate  Account Deposit
Date shall be less than  payments to  Certificateholders  required  to be made on the  following
Distribution  Date.  The  Master  Servicer  shall  be  entitled  to use  any  Advance  made by a
Subservicer  as described in Section  3.07(b) that has been  deposited in the Custodial  Account on or  before  such  Distribution  Date as  part of the  Advance  made  by the  Master  Servicer pursuant to this Section 4.04. The amount of any  reimbursement  pursuant to Section  4.02(a) in respect of  outstanding  Advances  on any  Distribution  Date  shall be  allocated  to  specific
Monthly  Payments due but delinquent for previous Due Periods,  which  allocation shall be made, to the extent  practicable,  to Monthly  Payments  which have been  delinquent  for the  longest period of time.  Such  allocations  shall be  conclusive  for purposes of  reimbursement  to the
Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any  proposed  Advance,  if made,  would  constitute  a  Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate of the Master  Servicer  delivered to the Company and the
Trustee.

        If the Master  Servicer  determines  as of the Business Day  preceding  any  Certificate
Account  Deposit  Date that it will be unable to  deposit in the  Certificate  Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution  Date, it shall give  notice to the  Trustee of its  inability  to  advance  (such  notice may be given by telecopy),  not later than 3:00 P.M.,  New York  time,  on such  Business  Day,  specifying  the portion of such  amount that it will be unable to  deposit.  Not later than 3:00 P.M.,  New York time, on the  Certificate  Account  Deposit Date the Trustee  shall,  unless by 12:00 Noon,  New
York time, on such day the Trustee  shall have been  notified in writing (by telecopy)  that the
Master  Servicer  shall have directly or indirectly  deposited in the  Certificate  Account such portion of the amount of the  Advance as to which the Master  Servicer  shall have given  notice pursuant to the preceding  sentence,  pursuant to Section 7.01,  (a) terminate all of the rights and  obligations of the Master  Servicer  under this  Agreement in accordance  with Section 7.01 and (b) assume the rights and  obligations  of the  Master  Servicer  hereunder,  including  the obligation  to  deposit  in the  Certificate  Account  an amount  equal to the  Advance  for the immediately succeeding Distribution Date.

        The Trustee shall  deposit all funds it receives  pursuant to this Section 4.04 into the
Certificate Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file information  returns with respect to the receipt of mortgage interests  received in a trade or business,  the reports of foreclosures
and   abandonments  of  any  Mortgaged   Property  and  the  information   returns  relating  to
cancellation  of  indebtedness  income  with  respect  to any  Mortgaged  Property  required  by
Sections  6050H,  6050J and 6050P,  respectively,  of the Code,  and  deliver to the  Trustee an
Officers'  Certificate  on or before  March 31 of each year  stating that such reports have been filed.  Such  reports  shall  be  in  form  and  substance  sufficient  to  meet  the  reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With  respect to any  Mortgage  Loan that is  delinquent  in payment by 90 days or more, the Master  Servicer  may, at its option,  purchase  such  Mortgage Loan from the Trustee at the
Purchase  Price  therefor;  provided,  that  such  Mortgage  Loan that  becomes  90 days or more delinquent  during any given  Calendar  Quarter shall only be eligible for purchase  pursuant to this Section  during the period  beginning on the first  Business Day of the following  Calendar
Quarter,  and  ending  at the  close of  business  on the  second-to-last  Business  Day of such following Calendar Quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent  at the time of  repurchase.  Such option if not  exercised  shall not  thereafter be reinstated  as to any Mortgage  Loan,  unless the  delinquency  is cured and the  Mortgage  Loan thereafter  again  becomes  delinquent  in payment by 90 days or more in a  subsequent  Calendar
Quarter.

(b)     If at any time the Master Servicer makes a payment to the Certificate  Account  covering the amount of the Purchase  Price for such a Mortgage Loan as provided in clause (a) above,  and the Master  Servicer  provides to the  Trustee a  certification  signed by a  Servicing  Officer stating that the amount of such  payment has been  deposited in the  Certificate  Account,  then the Trustee  shall  execute the  assignment  of such  Mortgage Loan at the request of the Master
Servicer,  without  recourse,  to the Master Servicer,  which shall succeed to all the Trustee's right,  title  and  interest  in and to such  Mortgage  Loan,  and all  security  and  documents relative  thereto.  Such assignment  shall be an assignment  outright and not for security.  The
Master Servicer will thereupon own such Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If,  however,  the  Master  Servicer  shall have  exercised  its right to  repurchase  a
Mortgage  Loan  pursuant  to this  Section  4.07  upon the  written  request  of and with  funds provided by the Junior  Certificateholder  and thereupon  transferred  such Mortgage Loan to the
Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a)     If a Required  Surety  Payment is payable  pursuant to the Surety  Bond with  respect to any  Additional  Collateral  Loan,  the Master  Servicer  shall so notify the Trustee as soon as reasonably  practicable  and the  Trustee  shall  promptly  complete  the  notice in the form of
Attachment 1 to the Surety Bond and shall  promptly  submit such notice to the Surety as a claim for  a  Required  Surety.  The  Master  Servicer  shall  upon  request  assist  the  Trustee  in completing  such  notice  and  shall  provide  any  information  requested  by  the  Trustee  in connection therewith.

(b)     Upon  receipt of a Required  Surety  Payment from the Surety on behalf of the Holders of
Certificates,  the  Trustee  shall  deposit  such  Required  Surety  Payment in the  Certificate
Account  and shall  distribute  such  Required  Surety  Payment,  or the  proceeds  thereof,  in accordance with the provisions of Section 4.02.

(c)     The Trustee shall (i) receive as  attorney-in-fact  of each Holder of a Certificate  any
Required  Surety  Payment  from the Surety  and (ii)  disburse  the same to the  Holders of such
Certificates as set forth in Section 4.02.

ARTICLE V

                                        THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The  Senior,  Class X,  Class M,  Class B,  Class P,  Class SB and Class R  Certificates
shall be  substantially  in the forms  set forth in  Exhibits  A,  A-I,  B, C, C-I,  C-II and D, respectively,  or such other form or forms as shall be set forth in the Series  Supplement,  and shall,  on  original  issue,  be  executed  and  delivered  by the  Trustee  to the  Certificate
Registrar  for  authentication  and delivery to or upon the order of the Company upon receipt by the Trustee or the  Custodian of the  documents  specified  in Section  2.01.  The  Certificates shall be issuable in the minimum  denominations  designated in the Preliminary  Statement to the
Series Supplement.

        The  Certificates  shall be executed by manual or  facsimile  signature  on behalf of an authorized officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper  officers  of the Trustee  shall bind the  Trustee, notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such  Certificate  or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be entitled to any benefit under this  Agreement, or be valid  for any  purpose,  unless  there  appears  on such  Certificate  a  certificate  of authentication  substantially  in the form  provided  for  herein  executed  by the  Certificate
Registrar by manual  signature,  and such certificate  upon any Certificate  shall be conclusive evidence,  and the only  evidence,  that  such  Certificate  has  been  duly  authenticated  and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)     Except  as  provided  below,   registration  of  Book-Entry   Certificates  may  not  be
transferred by the Trustee except to another  Depository  that agrees to hold such  Certificates for the respective  Certificate  Owners with  Ownership  Interests  therein.  The Holders of the
Book-Entry  Certificates shall hold their respective  Ownership Interests in and to each of such
Certificates  through  the  book-entry  facilities  of the  Depository  and,  except as provided below,  shall  not  be  entitled  to  Definitive  Certificates  in  respect  of  such  Ownership
Interests.  All transfers by Certificate Owners of their respective  Ownership  Interests in the
Book-Entry  Certificates  shall be made in accordance  with the  procedures  established  by the
Depository  Participant or brokerage firm representing  such Certificate  Owner. Each Depository
Participant  shall  transfer the Ownership  Interests  only in the  Book-Entry  Certificates  of
Certificate  Owners  it  represents  or of  brokerage  firms  for  which  it  acts as  agent  in accordance with the Depository's normal procedures.

        The Trustee,  the Master  Servicer and the Company may for all purposes  (including  the making of payments  due on the  respective  Classes of  Book-Entry  Certificates)  deal with the
Depository  as the  authorized  representative  of the  Certificate  Owners with  respect to the respective  Classes of  Book-Entry  Certificates  for the purposes of  exercising  the rights of
Certificateholders  hereunder.  The rights of Certificate  Owners with respect to the respective
Classes of Book-Entry  Certificates  shall be limited to those established by law and agreements
between  such   Certificate   Owners  and  the  Depository   Participants  and  brokerage  firms
representing  such  Certificate  Owners.  Multiple  requests and directions  from, and votes of, the  Depository  as  Holder  of  any  Class  of  Book-Entry  Certificates  with  respect  to any particular  matter shall not be deemed  inconsistent  if they are made with respect to different
Certificate  Owners.  The Trustee may  establish a  reasonable  record date in  connection  with solicitations  of  consents  from or voting by  Certificateholders  and shall give notice to the
Depository of such record date.

        If (i)(A) the Company  advises the Trustee in writing that the  Depository  is no longer willing or able to properly  discharge its  responsibilities  as Depository  and (B) the Company is unable to locate a qualified  successor or (ii) the Company  notifies the  Depository and the
Trustee of its intent to terminate  the  book-entry  system and,  upon receipt of notice of such intent from the Depository,  the Depository  Participants  holding  beneficial  interests in the
Book-Entry  Certificates  agree to such  termination  through the Depository,  the Trustee shall notify all Certificate Owners,  through the Depository,  of the occurrence of any such event and of the  availability  of Definitive  Certificates  to  Certificate  Owners  requesting the same.
Upon surrender to the Trustee of the Book-Entry  Certificates by the Depository,  accompanied by registration  instructions  from the Depository for registration of transfer,  the Trustee shall execute,  authenticate  and deliver the  Definitive  Certificates.  In addition,  if an Event of
Default has occurred and is continuing,  each Certificate  Owner materially  adversely  affected thereby may at its option request a Definitive  Certificate  evidencing such Certificate Owner's
Percentage  Interest  in the  related  Class of  Certificates.  In order to make such a request, such  Certificate  Owner shall,  subject to the rules and procedures of the Depository,  provide the  Depository  or the related  Depository  Participant  with  directions  for the  Certificate
Registrar to exchange or cause the exchange of the  Certificate  Owner's  interest in such Class of Certificates  for an equivalent  Percentage  Interest in fully  registered  definitive  form.
Upon receipt by the  Certificate  Registrar of  instructions  from the Depository  directing the
Certificate  Registrar to effect such exchange  (such  instructions  shall  contain  information regarding the Class of Certificates and the Certificate  Principal Balance being exchanged,  the
Depository  Participant  account to be debited with the decrease,  the registered  holder of and delivery  instructions  for the Definitive  Certificate,  and any other  information  reasonably required by the  Certificate  Registrar),  (i) the  Certificate  Registrar  shall  instruct  the
Depository to reduce the related Depository  Participant's  account by the aggregate Certificate
Principal  Balance  of the  Definitive  Certificate,  (ii) the  Trustee  shall  execute  and the
Certificate  Registrar shall  authenticate and deliver,  in accordance with the registration and delivery  instructions  provided by the  Depository,  a Definitive  Certificate  evidencing such
Certificate  Owner's  Percentage  Interest in such Class of  Certificates  and (iii) the Trustee shall execute and the  Certificate  Registrar  shall  authenticate a new Book-Entry  Certificate reflecting  the  reduction  in the  aggregate  Certificate  Principal  Balance  of such Class of
Certificates by the Certificate Principal Balance of the Definitive Certificate.

        None of the  Company,  the  Master  Servicer  or the  Trustee  shall be  liable  for any actions taken by the  Depository or its nominee,  including,  without  limitation,  any delay in delivery of any  instructions  required  under  Section 5.01 and may  conclusively  rely on, and shall  be  protected  in  relying  on,  such  instructions.  Upon  the  issuance  of  Definitive
Certificates,  the  Trustee  and  the  Master  Servicer  shall  recognize  the  Holders  of  the
Definitive Certificates as Certificateholders hereunder.

(c)     If  the  Class  A-V  Certificates  are  Definitive  Certificates,   from  time  to  time
Residential  Funding,  as the initial  Holder of the Class A-V  Certificates,  may exchange such
Holder's  Class A-V  Certificates  for Subclasses of Class A-V  Certificates  to be issued under this  Agreement by  delivering a "Request for  Exchange"  substantially  in the form attached to this  Agreement  as  Exhibit N executed  by an  authorized  officer,  which  Subclasses,  in the aggregate,  will represent the  Uncertificated  REMIC Regular  Interests Z corresponding  to the
Class A-V  Certificates  so  surrendered  for  exchange.  Any  Subclass  so issued  shall bear a numerical designation commencing with Class A-V-1 and continuing  sequentially  thereafter,  and will evidence ownership of the Uncertificated  REMIC Regular Interest or Interests  specified in writing by such  initial  Holder to the  Trustee.  The  Trustee  may  conclusively,  without any independent  verification,  rely on, and shall be protected in relying on, Residential Funding's determinations  of the  Uncertificated  REMIC Regular Interests Z corresponding to any Subclass, the  Initial  Notional  Amount and the initial  Pass-Through  Rate on a Subclass as set forth in
such  Request  for   Exchange  and  the  Trustee   shall  have  no  duty  to  determine  if  any
Uncertificated  REMIC Regular  Interest Z designated on a Request for Exchange  corresponds to a
Subclass which has previously  been issued.  Each Subclass so issued shall be  substantially  in the form set forth in Exhibit A and shall,  on original  issue, be executed and delivered by the
Trustee to the  Certificate  Registrar  for  authentication  and  delivery  in  accordance  with
Section  5.01(a).  Every  Certificate  presented  or  surrendered  for  exchange  by the initial
Holder shall (if so required by the Trustee or the  Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer  attached to such  Certificate  and shall be completed to the  satisfaction  of the Trustee and the  Certificate  Registrar  duly executed by, the initial  Holder  thereof or his attorney duly  authorized in writing.  The  Certificates of any Subclass of Class A-V  Certificates  may be  transferred  in whole,  but not in part,  in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall  cause to be kept at one of the  offices or agencies to be  appointed by the Trustee in  accordance  with the  provisions  of Section 8.12 a  Certificate  Register in which,  subject to such  reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration of  Certificates  and of transfers and exchanges of Certificates as herein provided.  The  Trustee  is  initially  appointed  Certificate  Registrar  for  the  purpose  of registering  Certificates  and transfers and exchanges of Certificates as herein  provided.  The
Certificate  Registrar,  or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon surrender for  registration  of transfer of any Certificate at any office or agency of the Trustee  maintained  for such  purpose  pursuant to Section  8.12 and, in the case of any
Class M,  Class B, Class P or Class R  Certificate,  upon  satisfaction  of the  conditions  set forth below,  the Trustee shall execute and the  Certificate  Registrar shall  authenticate  and deliver, in the name of the designated  transferee or transferees,  one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)     At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other
Certificates  of  authorized   denominations  of  a  like  Class  (or  Subclass)  and  aggregate
Percentage  Interest,  upon surrender of the  Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so  surrendered  for exchange the Trustee shall execute and the Certificate  Registrar  shall  authenticate  and deliver the  Certificates of such Class which the  Certificateholder  making the  exchange is entitled  to  receive.  Every  Certificate presented or  surrendered  for transfer or exchange  shall (if so required by the Trustee or the
Certificate  Registrar)  be duly  endorsed  by, or be  accompanied  by a written  instrument  of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer,  sale,  pledge or other  disposition  of a Class B  Certificate  or Class P
Certificate  shall be made unless such  transfer,  sale,  pledge or other  disposition is exempt from  the  registration  requirements  of the  Securities  Act of  1933,  as  amended,  and  any applicable  state  securities  laws or is made in  accordance  with  said Act and  laws.  In the event that a transfer  of a Class B  Certificate  or Class P  Certificate  is to be made  either
(i)(A) the Trustee  shall  require a written  Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Company that such  transfer may be made pursuant to an exemption,  describing the applicable exemption and the basis therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which  Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master  Servicer  (except  that, if such transfer is made by the Company or the Master Servicer or any Affiliate  thereof,  the Company or the Master
Servicer  shall  provide  such  Opinion  of Counsel at their own  expense);  provided  that such
Opinion of Counsel  will not be required  in  connection  with the initial  transfer of any such
Certificate  by the  Company or any  Affiliate  thereof to the  Company or an  Affiliate  of the
Company and (B) the Trustee shall require the  transferee  to execute a  representation  letter, substantially  in the form of  Exhibit H (with  respect to any Class B  Certificate)  or Exhibit
G-1 (with  respect  to any Class P  Certificate)  hereto,  and the  Trustee  shall  require  the transferor to execute a  representation  letter,  substantially in the form of Exhibit I hereto, each  acceptable  to and in form and  substance  satisfactory  to the  Company  and the  Trustee certifying  to  the  Company  and  the  Trustee  the  facts  surrounding  such  transfer,  which representation  letters  shall not be an  expense  of the  Trustee,  the  Company  or the Master
Servicer;  provided,  however,  that  such  representation  letters  will  not  be  required  in connection  with any transfer of any such  Certificate  by the Company or any Affiliate  thereof to  the  Company  or an  Affiliate  of the  Company,  and  the  Trustee  shall  be  entitled  to conclusively  rely upon a  representation  (which,  upon the request of the Trustee,  shall be a written  representation)  from the Company,  of the status of such transferee as an Affiliate of the  Company or (ii) the  prospective  transferee  of such a  Certificate  shall be  required to
provide  the  Trustee,   the  Company  and  the  Master  Servicer  with  an  investment   letter
substantially  in the form of  Exhibit J attached  hereto (or such other form as the  Company in its sole discretion deems  acceptable),  which investment  letter shall not be an expense of the
Trustee,  the Company or the Master  Servicer,  and which  investment  letter states that, among other things,  such  transferee (A) is a "qualified  institutional  buyer" as defined under Rule
144A,  acting for its own account or the accounts of other "qualified  institutional  buyers" as defined under Rule 144A,  and (B) is aware that the proposed  transferor  intends to rely on the exemption  from  registration  requirements  under  the  Securities  Act of  1933,  as  amended, provided  by Rule  144A.  The  Holder  of any  such  Certificate  desiring  to  effect  any such transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to,  indemnify the
Trustee,  the Company,  the Master Servicer and the Certificate  Registrar against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)     (i)    In the  case of any  Class  B,  Class  P or  Class R  Certificate  presented  for registration  in the name of any Person,  either (A) the Trustee shall require an
               Opinion  of  Counsel  addressed  to the  Trustee,  the  Company  and  the  Master
               Servicer,  acceptable  to and in form and substance  satisfactory  to the Trustee to the effect  that the  purchase  or holding of such Class B, Class P or Class R
               Certificate is permissible  under  applicable  law, will not constitute or result in any  non-exempt  prohibited  transaction  under  Section  406 of the  Employee
               Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the  Trustee,  the Company or the Master  Servicer to any  obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in this  Agreement,  which Opinion of  Counsel  shall not be an expense of the  Trustee,  the  Company or the Master
               Servicer  or (B) the  prospective  Transferee  shall be  required  to provide the
               Trustee,  the Company and the Master Servicer with a certification  to the effect set  forth  in  paragraph  six  of  Exhibit  H  (with  respect  to  any  Class  B
               Certificate)  or  paragraph  fifteen of Exhibit G-1 (with  respect to any Class R
               Certificate  or Class P  Certificate),  which the Trustee  may rely upon  without further inquiry or  investigation,  or such other  certifications  as the Trustee may deem  desirable or necessary in order to establish  that such  Transferee  or the  Person in whose name such  registration  is  requested  either (a) is not an employee  benefit  plan or  other  plan  subject  to the  prohibited  transaction provisions  of ERISA or Section  4975 of the Code,  or any Person  (including  an investment  manager,  a named  fiduciary  or a trustee  of any such  plan) who is using "plan assets" of any such plan to effect such  acquisition  (each,  a "Plan
               Investor")  or  (b)  in the  case  of any  Class  B  Certificate,  the  following conditions  are  satisfied:  (i) such  Transferee is an insurance  company,  (ii)
               the  source of funds  used to  purchase  or hold such  Certificate  (or  interest
               therein)  is  an  "insurance   company  general  account"  (as  defined  in  U.S.
               Department of Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60, and
               (iii) the  conditions  set forth in  Sections  I and III of PTCE  95-60 have been satisfied  (each entity that  satisfies  this clause (b), a "Complying  Insurance
               Company").

               (ii)   Any  Transferee  of  a  Class  M  Certificate   will  be  deemed  to  have
               represented  by  virtue  of its  purchase  or  holding  of such  Certificate  (or interest  therein) that either (a) such  Transferee is not a Plan  Investor,  (b)
               it has  acquired  and is holding  such  Certificate  in  reliance  on  Prohibited
               Transaction  Exemption ("PTE") 94-29, as most recently amended,  PTE 2002-41,  67
               Fed.  Reg.  54487  (August  22,  2002)  (the  "RFC   Exemption"),   and  that  it
               understands  that there are certain  conditions  to the  availability  of the RFC
               Exemption  including  that  such  Certificate  must  be  rated,  at the  time  of purchase,  not lower than "BBB-" (or its equivalent) by Standard & Poor's,  Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii)  (A) If any Class M  Certificate  (or any interest  therein) is acquired or held by any Person that does not satisfy the  conditions  described  in paragraph
               (ii)  above,  then the last  preceding  Transferee  that either (i) is not a Plan
               Investor,  (ii) acquired such  Certificate in compliance  with the RFC Exemption, or (iii) is a  Complying  Insurance  Company  shall be  restored,  to the  extent permitted by law, to all rights and  obligations  as  Certificate  Owner  thereof retroactive  to the  date  of such  Transfer  of such  Class M  Certificate.  The
               Trustee  shall be under no  liability  to any Person for making any  payments due on such Certificate to such preceding Transferee.

                      (B)    Any purported  Certificate  Owner whose  acquisition  or holding of any Class M  Certificate  (or interest  therein) was effected in violation of the restrictions  in this  Section  5.02(e)  shall  indemnify  and hold  harmless the
               Company,  the Trustee,  the Master Servicer,  any  Subservicer,  the Underwriters
               and the Trust Fund from and against  any and all  liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)  Each  Person  who  has  or  who  acquires  any  Ownership  Interest  in a  Class  R
Certificate  shall be deemed by the  acceptance or  acquisition  of such  Ownership  Interest to have agreed to be bound by the  following  provisions  and to have  irrevocably  authorized  the
Trustee or its designee under clause  (iii)(A) below to deliver  payments to a Person other than such Person and to negotiate the terms of any  mandatory  sale under clause  (iii)(B)  below and to execute all  instruments of transfer and to do all other things  necessary in connection with any such  sale.  The  rights  of each  Person  acquiring  any  Ownership  Interest  in a Class R
Certificate are expressly subject to the following provisions:

(A)     Each Person holding or acquiring any Ownership  Interest in a Class R Certificate  shall be a Permitted  Transferee  and shall  promptly  notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In  connection  with  any  proposed  Transfer  of any  Ownership  Interest  in a Class R
               Certificate,  the Trustee  shall  require  delivery to it, and shall not register the  Transfer of any Class R  Certificate  until its receipt of, (I) an affidavit and  agreement  (a  "Transfer  Affidavit  and  Agreement,"  in the form  attached hereto  as  Exhibit  G-1) from the  proposed  Transferee,  in form and  substance satisfactory to the Master  Servicer,  representing  and warranting,  among other things,  that  it is a  Permitted  Transferee,  that  it  is  not  acquiring  its
               Ownership  Interest  in the  Class  R  Certificate  that  is the  subject  of the proposed  Transfer  as a  nominee,  trustee  or agent for any Person who is not a
               Permitted  Transferee,  that for so long as it retains its Ownership  Interest in a Class R  Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has reviewed  the  provisions  of this  Section  5.02(f) and agrees to be bound by them,  and (II) a  certificate,  in the form attached  hereto as Exhibit
               G-2,  from the Holder  wishing to transfer the Class R  Certificate,  in form and substance  satisfactory  to the Master  Servicer,  representing  and  warranting, among other  things,  that no purpose of the  proposed  Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding  the  delivery  of a  Transfer  Affidavit  and  Agreement  by a proposed
               Transferee  under clause (B) above,  if a Responsible  Officer of the Trustee who is assigned to this Agreement has actual  knowledge that the proposed  Transferee is not a Permitted  Transferee,  no Transfer of an Ownership  Interest in a Class
               R Certificate to such proposed Transferee shall be effected.

(D)     Each Person holding or acquiring any Ownership  Interest in a Class R Certificate  shall agree (x) to require a Transfer  Affidavit  and  Agreement  from any other Person to whom such  Person  attempts to transfer  its  Ownership  Interest in a Class R
               Certificate  and (y) not to transfer its Ownership  Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)     Each Person  holding or  acquiring an Ownership  Interest in a Class R  Certificate,  by
               purchasing  an  Ownership  Interest  in such  Certificate,  agrees  to  give  the
               Trustee  written notice that it is a  "pass-through  interest  holder" within the
               meaning   of   Temporary   Treasury   Regulations   Section   1.67-3T(a)(2)(i)(A)
               immediately  upon acquiring an Ownership  Interest in a Class R  Certificate,  if
               it is, or is holding an  Ownership  Interest in a Class R  Certificate  on behalf of, a "pass-through interest holder."

(ii)    The Trustee  shall  register  the Transfer of any Class R  Certificate  only if it shall have  received  the  Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder requesting  such  transfer  in the form  attached  hereto as Exhibit G-2 and all of such other  documents  as shall have been  reasonably  required by the Trustee as a condition to such  registration.  Transfers  of the  Class R  Certificates  to  Non-United  States
        Persons and Disqualified  Organizations  (as defined in Section  860E(e)(5) of the Code)
        are prohibited.

(iii)   (A)           If any  Disqualified  Organization  shall  become  a  holder  of a Class R
        Certificate,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder  thereof  retroactive to the  date  of  registration  of such  Transfer  of such  Class  R  Certificate.  If a
        Non-United  States Person shall become a holder of a Class R Certificate,  then the last preceding  United  States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Holder thereof  retroactive to the date of  registration of such  Transfer of such Class R  Certificate.  If a transfer of a Class R  Certificate is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1 or
        Section 1.860G-3,  then the last preceding  Permitted  Transferee shall be restored,  to the  extent  permitted  by  law,  to  all  rights  and  obligations  as  Holder  thereof retroactive  to the date of  registration  of such Transfer of such Class R Certificate.
        The Trustee shall be under no liability to any Person for any  registration  of Transfer of a Class R Certificate  that is in fact not  permitted by this Section  5.02(f) or for making any  payments  due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any  purported  Transferee  shall  become  a  Holder  of a  Class  R  Certificate  in violation  of the  restrictions  in this  Section  5.02(f) and to the extent that the  retroactive  restoration  of the  rights  of the  Holder  of  such  Class  R
               Certificate as described in clause  (iii)(A)  above shall be invalid,  illegal or unenforceable,  then the Master Servicer shall have the right,  without notice to the holder or any prior  holder of such Class R  Certificate,  to sell such Class
               R  Certificate  to a purchaser  selected by the Master  Servicer on such terms as the  Master  Servicer  may  choose.  Such  purported  Transferee  shall  promptly
               endorse  and  deliver  each  Class  R   Certificate   in   accordance   with  the
               instructions  of the Master  Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master  Servicer.  The proceeds of such sale,  net of  the  commissions  (which  may  include  commissions  payable  to  the  Master
               Servicer or its  Affiliates),  expenses and taxes due, if any,  shall be remitted by the Master  Servicer to such  purported  Transferee.  The terms and conditions of any  sale  under  this  clause  (iii)(B)  shall  be  determined  in  the  sole discretion of the Master  Servicer,  and the Master  Servicer shall not be liable to any Person having an Ownership  Interest in a Class R Certificate  as a result of its exercise of such discretion.

(iv)    The Master  Servicer,  on behalf of the  Trustee,  shall make  available,  upon  written request from the Trustee,  all  information  necessary to compute any tax imposed (A) as a result of the  Transfer  of an  Ownership  Interest  in a Class R  Certificate  to any
        Person who is a Disqualified  Organization,  including the information regarding "excess inclusions"  of such  Class R  Certificates  required  to be  provided  to the  Internal
        Revenue  Service and certain  Persons as  described  in  Treasury  Regulations  Sections
        1.860D-1(b)(5)  and  1.860E-2(a)(5),  and (B) as a result  of any  regulated  investment company,  real estate investment trust,  common trust fund,  partnership,  trust, estate or organization  described in Section 1381 of the Code that holds an Ownership  Interest in a Class R Certificate  having as among its record  holders at any time any Person who
        is  a   Disqualified   Organization.   Reasonable   compensation   for  providing   such
        information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this  Section  5.02(f)  set forth  prior to this  clause  (v) may be modified,  added to or eliminated,  provided that there shall have been delivered to the
        Trustee the following:

(A)     written  notification  from each  Rating  Agency to the  effect  that the  modification, addition to or elimination of such  provisions  will not cause such Rating Agency to downgrade  its  then-current  ratings,  if any, of any Class of the Senior (in the case of the  Insured  Certificates  (as  defined in the  Series  Supplement), such  determination  shall  be made  without  giving  effect  to the  Certificate
               Policy (as defined in the Series  Supplement)),  Class M or Class B  Certificates
               below  the  lower of the  then-current  rating  or the  rating  assigned  to such
               Certificates as of the Closing Date by such Rating Agency; and

(B)     subject to Section  10.01(f),  an Officers'  Certificate of the Master Servicer  stating that the  Master  Servicer  has  received  an  Opinion  of  Counsel,  in form and
               substance   satisfactory  to  the  Master  Servicer,  to  the  effect  that  such modification,  addition  to or  absence  of such  provisions  will not  cause any portion of any REMIC  formed under the Series  Supplement  to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC  formed  under the Series
               Supplement  to be subject to an  entity-level  tax caused by the  Transfer of any
               Class R  Certificate  to a Person that is a  Disqualified  Organization  or (y) a
               Certificateholder  or another Person to be subject to a REMIC-related  tax caused by the  Transfer  of a Class R  Certificate  to a Person  that is not a Permitted
               Transferee.

(g)     No service  charge  shall be made for any  transfer or exchange of  Certificates  of any
Class,  but  the  Trustee  may  require  payment  of a  sum  sufficient  to  cover  any  tax  or governmental  charge  that may be  imposed  in  connection  with any  transfer  or  exchange  of
Certificates.

(h)     All  Certificates  surrendered  for  transfer  and  exchange  shall be  destroyed by the
Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated  Certificate is surrendered to the  Certificate  Registrar,  or the
Trustee  and  the  Certificate   Registrar  receive  evidence  to  their   satisfaction  of  the
destruction,  loss or theft of any  Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar  such  security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the Trustee or the  Certificate  Registrar that such  Certificate  has been  acquired by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar  shall  authenticate  and deliver,  in exchange for or in lieu of any such  mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like tenor,
Class and  Percentage  Interest  but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new Certificate  under this Section,  the Trustee may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto  and any  other  expenses  (including  the  fees and  expenses  of the  Trustee  and the
Certificate  Registrar) connected therewith.  Any duplicate  Certificate issued pursuant to this
Section shall constitute  complete and indefeasible  evidence of ownership in the Trust Fund, as if originally  issued,  whether or not the lost, stolen or destroyed  Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due  presentation of a Certificate for  registration of transfer,  the Company, the Master Servicer,  the Trustee, any Certificate  Insurer,  the Certificate  Registrar and any
agent of the  Company,  the  Master  Servicer,  the  Trustee,  any  Certificate  Insurer  or the
Certificate  Registrar may treat the Person in whose name any  Certificate  is registered as the owner of such  Certificate for the purpose of receiving  distributions  pursuant to Section 4.02 and for all other purposes  whatsoever,  except as and to the extent  provided in the definition of  "Certificateholder,"  and  neither  the  Company,  the Master  Servicer,  the  Trustee,  any
Certificate  Insurer,  the  Certificate  Registrar  nor any  agent of the  Company,  the  Master
Servicer,  the Trustee,  any Certificate Insurer or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying  Agent for the purpose of making  distributions  to the
Certificateholders  pursuant  to  Section  4.02.  In the  event of any such  appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee shall deposit or cause to be  deposited  with the  Paying  Agent a sum  sufficient  to make the  payments  to the
Certificateholders  in the amounts and in the manner  provided for in Section 4.02,  such sum to be held in trust for the benefit of the Certificateholders.

        The  Trustee  shall  cause each  Paying  Agent to execute  and deliver to the Trustee an instrument  in which such  Paying  Agent shall  agree with the  Trustee  that such Paying  Agent shall  hold all sums  held by it for the  payment  to the  Certificateholders  in trust  for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be  distributed  to such  Certificateholders.  Any sums so held by such Paying  Agent shall be held only in Eligible
Accounts to the extent such sums are not  distributed to the  Certificateholders  on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply  with its duties  under the U.S.A.  Patriot  Act,  the Trustee may obtain and verify  certain  information  from the other  parties  hereto,  including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                              THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master  Servicer  shall each be liable in  accordance  herewith only to the extent of the obligations  specifically and  respectively  imposed upon and undertaken by the Company and the Master  Servicer  herein.  By way of illustration  and not  limitation,  the
Company is not liable for the  servicing and  administration  of the Mortgage  Loans,  nor is it obligated by Section 7.01 or Section 10.01 to assume any  obligations of the Master  Servicer or to appoint a designee  to assume  such  obligations,  nor is it liable for any other  obligation hereunder  that it may,  but is not  obligated  to,  assume  unless it  elects  to  assume  such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Company or the Master Servicer; Assignment of
                      Rights and Delegation of Duties by Master Servicer.

(a)     The  Company  and the  Master  Servicer  shall each keep in full  effect its  existence, rights and franchises as a corporation  under the laws of the state of its  incorporation and as a limited liability company under the laws of the state of its organization,  respectively,  and shall each obtain and  preserve its  qualification  to do business as a foreign  corporation  or other  Person in each  jurisdiction  in which such  qualification  is or shall be  necessary  to protect the  validity and  enforceability  of this  Agreement,  the  Certificates  or any of the
Mortgage Loans and to perform its respective duties under this Agreement.

(b)     Any Person  into which the  Company or the Master  Servicer  may be merged or  converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or consolidation  to which the  Company  or the  Master  Servicer  shall be a party,  or any Person succeeding  to the  business of the Company or the Master  Servicer,  shall be the  successor of the Company or the Master  Servicer,  as the case may be,  hereunder,  without the  execution or filing of any paper or any  further act on the part of any of the  parties  hereto,  anything in this Section 6.02(b) to the contrary notwithstanding;  provided,  however, that the successor or surviving  Person to the Master Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie  Mac; and  provided  further that the Master  Servicer (or the Company, as  applicable)  shall notify each Rating  Agency and the Trustee in writing of any such merger, conversion or consolidation at least 30 days prior to the effective date of such event.

(c)     Notwithstanding  anything  else in this Section  6.02 and Section 6.04 to the  contrary, the Master  Servicer may assign its rights and delegate  its duties and  obligations  under this
Agreement;  provided that the Person  accepting such assignment or delegation  shall be a Person which is  qualified  to  service  mortgage  loans on behalf of Fannie  Mae or  Freddie  Mac,  is reasonably  satisfactory  to the Trustee  and the  Company,  is willing to service the  Mortgage
Loans and  executes  and  delivers  to the Company  and the  Trustee an  agreement,  in form and substance reasonably  satisfactory to the Company and the Trustee,  which contains an assumption by such  Person  of the  due and  punctual  performance  and  observance  of each  covenant  and condition to be  performed or observed by the Master  Servicer  under this  Agreement;  provided further  that each Rating  Agency's  rating of the Classes of  Certificates  (in the case of the
Insured  Certificates (as defined in the Series  Supplement),  such determination  shall be made without  giving effect to the  Certificate  Policy (as defined in the Series  Supplement))  that have been  rated in effect  immediately  prior to such  assignment  and  delegation  will not be qualified,  reduced or withdrawn as a result of such  assignment and delegation (as evidenced by a letter to such  effect  from  each  Rating  Agency).  In the case of any such  assignment  and delegation,  the Master  Servicer shall be released from its  obligations  under this Agreement, except  that the Master  Servicer  shall  remain  liable  for all  liabilities  and  obligations incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the  conditions to such  assignment and delegation set forth in the next preceding  sentence.  Notwithstanding  the foregoing,  in the event of a pledge or assignment by the Master  Servicer  solely of its rights to purchase all assets of the Trust Fund under  Section  9.01(a) (or, if so specified in Section
9.01(a),  its rights to  purchase  the  Mortgage  Loans and  property  acquired  related to such
Mortgage  Loans or its rights to purchase the  Certificates  related  thereto),  the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors,  officers,  employees or agents of the Company or the Master  Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however,  that this  provision  shall not protect the Company,  the Master  Servicer or any such Person against any breach of warranties or  representations  made herein or any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross  negligence in the performance of  duties  or by  reason of  reckless  disregard  of  obligations  and  duties  hereunder.  The
Company,  the Master  Servicer and any  director,  officer,  employee or agent of the Company or the Master  Servicer  may rely in good faith on any  document of any kind prima  facie  properly executed and submitted by any Person  respecting  any matters  arising  hereunder.  The Company, the Master  Servicer and any director,  officer,  employee or agent of the Company or the Master
Servicer shall be indemnified  by the Trust Fund and held harmless  against any loss,  liability or expense  incurred in  connection  with any legal  action  relating to this  Agreement  or the
Certificates,  other than any loss,  liability or expense related to any specific  Mortgage Loan or  Mortgage  Loans  (except  as  any  such  loss,  liability  or  expense  shall  be  otherwise reimbursable  pursuant to this Agreement) and any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the performance of duties  hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the  Company nor the Master  Servicer  shall be under any  obligation  to appear in, prosecute or defend any legal or administrative action,  proceeding,  hearing or examination that is not  incidental to its  respective  duties under this Agreement and which in its opinion may involve it in any expense or liability;  provided,  however,  that the Company or the Master
Servicer may in its  discretion  undertake any such action,  proceeding,  hearing or examination that it may deem  necessary or desirable in respect to this  Agreement and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event, the  legal  expenses  and costs of such  action,  proceeding,  hearing  or  examination  and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Trust Fund, and the Company and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts attributable  to the Mortgage  Loans on deposit in the Custodial  Account as provided by Section
3.10 and, on the  Distribution  Date(s)  following  such  reimbursement,  the  aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each
Class  entitled  thereto  in the  same  manner  as if such  expenses  and  costs  constituted  a
Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02,  neither the Company nor the Master  Servicer shall  resign  from its  respective  obligations  and duties  hereby  imposed on it except  upon determination  that its duties  hereunder are no longer  permissible  under  applicable law. Any such  determination  permitting the  resignation of the Company or the Master  Servicer shall be evidenced  by an  Opinion  of  Counsel  to  such  effect  delivered  to  the  Trustee.  No  such resignation  by the Master  Servicer  shall  become  effective  until the Trustee or a successor
servicer  shall  have  assumed  the  Master  Servicer's   responsibilities  and  obligations  in
accordance with Section 7.02.

ARTICLE VII

                                            DEFAULT

Section 7.01.  Events of Default.

        Event  of  Default,  wherever  used  herein,  means  any  one  of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary or  involuntary or be effected by  operation  of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the  Master  Servicer  shall  fail  to  deposit  or  cause  to  be  deposited  into  the
        Certificate  Account  any  amounts  required  to be so  deposited  therein  at the  time required  pursuant to Section  4.01 or otherwise  or the Master  Servicer  shall fail to distribute or cause to be  distributed to the Holders of  Certificates  of any Class any
        distribution  required to be made under the terms of the  Certificates of such Class and this  Agreement and, in each case,  such failure shall continue  unremedied for a period of 5 days after the date upon  which  written  notice of such  failure,  requiring  such failure to be remedied,  shall have been given to the Master  Servicer by the Trustee or the  Company or to the Master  Servicer,  the  Company and the Trustee by the Holders of
        Certificates of such Class  evidencing  Percentage  Interests  aggregating not less than
        25%; or

(ii)    the Master  Servicer shall fail to observe or perform in any material  respect any other of the  covenants  or  agreements  on the part of the Master  Servicer  contained in the
        Certificates  of any  Class  or in  this  Agreement  and  such  failure  shall  continue unremedied  for a period of 30 days  (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance  Policy) after the date on which written notice of such failure,  requiring the same to be remedied,  shall have been given to the  Master  Servicer  by the  Trustee  or the  Company,  or to the Master
        Servicer,  the  Company  and the  Trustee by the  Holders of  Certificates  of any Class
        evidencing,  in the case of any such Class,  Percentage  Interests  aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority having  jurisdiction in the  premises  in an  involuntary  case  under any  present  or future  federal or state bankruptcy,  insolvency  or similar  law or  appointing  a  conservator  or  receiver or
        liquidator  in  any  insolvency,   readjustment  of  debt,  marshalling  of  assets  and
        liabilities  or  similar  proceedings,  or for  the  winding-up  or  liquidation  of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer  shall consent to the  appointment  of a conservator or receiver or
        liquidator  in  any  insolvency,   readjustment  of  debt,  marshalling  of  assets  and
        liabilities,  or similar  proceedings  of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master  Servicer shall admit in writing its inability to pay its debts  generally as they become  due,  file a petition to take  advantage  of, or commence a voluntary  case under, any applicable  insolvency or reorganization  statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)    the Master  Servicer  shall  notify the Trustee  pursuant to Section  4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default  described in clauses (i)-(v) of this Section shall occur,  then, and in each  and  every  such  case,  so long as such  Event of  Default  shall  not  have  been remedied,  either  the  Company  or the  Trustee  may,  and  at  the  direction  of  Holders  of
Certificates  entitled to at least 51% of the Voting  Rights,  the Trustee  shall,  by notice in writing to the Master  Servicer  (and to the  Company if given by the  Trustee or to the Trustee if given by the Company),  terminate all of the rights and  obligations  of the Master  Servicer under this Agreement and in and to the Mortgage Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder.  If an Event of  Default  described  in  clause  (vi)
hereof  shall  occur,  the Trustee  shall,  by notice to the Master  Servicer  and the  Company, immediately  terminate  all of the rights and  obligations  of the  Master  Servicer  under this
Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in Section  4.04(b).  On or after the receipt by the
Master  Servicer of such written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether with respect to the  Certificates  (other than as a Holder thereof) or the  Mortgage  Loans or  otherwise,  shall  subject to Section 7.02 pass to and be vested in the
Trustee or the Trustee's designee  appointed pursuant to Section 7.02; and, without  limitation, the Trustee is hereby  authorized and empowered to execute and deliver,  on behalf of the Master
Servicer,  as  attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or accomplish  all other acts or things  necessary or  appropriate  to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement or assignment of the  Mortgage  Loans and related  documents,  or  otherwise.  The Master  Servicer  agrees to
cooperate   with  the  Trustee  in  effecting   the   termination   of  the  Master   Servicer's
responsibilities  and rights  hereunder,  including,  without  limitation,  the  transfer to the
Trustee or its designee  for  administration  by it of all cash amounts  which shall at the time be credited to the Custodial  Account or the Certificate  Account or thereafter be received with respect to the Mortgage  Loans.  No such  termination  shall release the Master Servicer for any liability  that  it  would  otherwise  have  hereunder  for  any act or  omission  prior  to the effective time of such termination.

        Notwithstanding  any  termination  of  the  activities  of  Residential  Funding  in its capacity as Master Servicer  hereunder,  Residential  Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment  on a  Mortgage  Loan  which was due prior to the notice  terminating  Residential  Funding's rights and obligations as Master Servicer  hereunder and  received  after such  notice,  that portion to which  Residential  Funding  would have been entitled  pursuant  to  Sections  3.10(a)(ii),  (vi) and (vii) as well as its  Servicing  Fee in
respect  thereof,   and  any  other  amounts  payable  to  Residential   Funding  hereunder  the
entitlement  to which arose  prior to the  termination  of its  activities  hereunder.  Upon the termination of  Residential  Funding as Master  Servicer  hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer  receives a notice of termination  pursuant to
Section  7.01 or resigns in  accordance  with Section  6.04,  the Trustee or, upon notice to the
Company and with the Company's  consent  (which shall not be  unreasonably  withheld) a designee
(which  meets the  standards  set forth  below) of the  Trustee,  shall be the  successor in all respects  to the Master  Servicer  in its  capacity as  servicer  under this  Agreement  and the
transactions   set  forth  or   provided   for   herein   and  shall  be   subject  to  all  the
responsibilities,  duties  and  liabilities  relating  thereto  placed  on the  Master  Servicer
(except  for the  responsibilities,  duties  and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding  the duty to notify  related  Subservicers  or  Sellers as set forth in such
Sections,  and its  obligations to deposit  amounts in respect of losses  incurred prior to such notice or  termination on the  investment of funds in the Custodial  Account or the  Certificate
Account  pursuant  to  Sections  3.07(c)  and  4.01(b)  by the  terms  and  provisions  hereof);
provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding Master Servicer's  failure to provide  information  required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation  therefor,  the Trustee shall be entitled to all funds  relating to the Mortgage  Loans which the Master  Servicer  would have been  entitled  to charge to the  Custodial  Account  or the  Certificate  Account if the Master
Servicer had continued to act hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments  made with amounts  attributable  to the Mortgage  Loans held in the
Custodial  Account or the  Certificate  Account.  If the Trustee has become the successor to the
Master  Servicer in  accordance  with Section 6.04 or Section  7.01,  then  notwithstanding  the above,  the Trustee  may, if it shall be  unwilling  to so act, or shall,  if it is unable to so act,  appoint,  or  petition a court of  competent  jurisdiction  to  appoint,  any  established housing  and home  finance  institution,  which is also a Fannie  Mae- or  Freddie  Mac-approved mortgage  servicing  institution,  having  a net  worth  of not  less  than  $10,000,000  as the successor  to the  Master  Servicer  hereunder  in the  assumption  of  all or any  part  of the responsibilities,  duties or liabilities of the Master Servicer  hereunder.  Pending appointment of a successor to the Master  Servicer  hereunder,  the Trustee  shall  become  successor to the
Master  Servicer and shall act in such capacity as  hereinabove  provided.  In  connection  with such  appointment and assumption,  the Trustee may make such  arrangements  for the compensation of such  successor  out of payments  on Mortgage  Loans as it and such  successor  shall  agree;
provided,  however,  that no such compensation  shall be in excess of that permitted the initial
Master  Servicer  hereunder.  The Company,  the Trustee,  the Custodian and such successor shall take such action,  consistent with this Agreement,  as shall be necessary to effectuate any such succession.  The Servicing  Fee for any successor  Master  Servicer  appointed  pursuant to this
Section  7.02  will be  lowered  with  respect  to  those  Mortgage  Loans,  if any,  where  the
Subservicing  Fee  accrues  at a rate of less  than  0.20%  per  annum  in the  event  that  the successor  Master  Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related  Subservicing  Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.  The Master  Servicer shall pay the reasonable  expenses of the Trustee in connection with any servicing transition hereunder.

        (b)  In  connection   with  the  termination  or  resignation  of  the  Master  Servicer hereunder,  either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall  represent and warrant that it is a member of MERS in good  standing  and  shall  agree to  comply  in all  material  respects  with the  rules and procedures of MERS in connection  with the servicing of the Mortgage  Loans that are  registered with MERS, in which case the  predecessor  Master  Servicer  shall  cooperate with the successor
Master  Servicer in causing  MERS to revise its records to reflect the  transfer of servicing to the  successor  Master  Servicer as  necessary  under MERS' rules and  regulations,  or (ii) the predecessor  Master Servicer shall cooperate with the successor  Master Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in  recordable  form to transfer the Mortgage from MERS to the  Trustee and to execute and deliver  such other  notices,  documents  and other instruments  as may be  necessary or  desirable  to effect a transfer of such  Mortgage  Loan or servicing  of such  Mortgage  Loan on the MERS(R)System to the  successor  Master  Servicer.  The predecessor  Master  Servicer  shall  file or  cause  to be filed  any  such  assignment  in the appropriate  recording  office.  The predecessor  Master Servicer shall bear any and all fees of
MERS,  costs of  preparing  any  assignments  of  Mortgage,  and fees and  costs of  filing  any assignments of Mortgage that may be required  under this  subsection  (b). The successor  Master
Servicer  shall cause such  assignment to be delivered to the Trustee or the Custodian  promptly upon  receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such  termination  or appointment  of a successor to the Master  Servicer,  the
Trustee shall give prompt written notice thereof to the  Certificateholders  at their respective addresses appearing in the Certificate Register.

(b)     Within  60 days  after  the  occurrence  of any  Event of  Default,  the  Trustee  shall transmit by mail to all Holders of Certificates  notice of each such Event of Default  hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The  Holders  representing  at least 66% of the Voting  Rights  affected by a default or
Event of Default hereunder may waive such default or Event of Default;  provided,  however, that
(a) a default or Event of Default  under  clause (i) of Section  7.01 may be waived  only by all of the Holders of  Certificates  affected by such  default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of  Certificates  in the manner set forth in Section  11.01(b)(i)  or (ii).  Upon any such  waiver of a default or Event of Default by the
Holders  representing  the requisite  percentage  of Voting  Rights  affected by such default or
Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent or other  default  or Event of  Default or impair  any right  consequent  thereon  except to the extent expressly so waived.

ARTICLE VIII

                                     CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The  Trustee,  prior to the  occurrence  of an Event of Default  and after the curing or waiver of all Events of Default which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this Agreement.  In case an Event of Default has  occurred  (which has not been cured or waived),  the  Trustee  shall  exercise  such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise or use under the  circumstances  in the conduct of such investor's own affairs.

(b)     The  Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,
reports,   documents,   orders  or  other  instruments   furnished  to  the  Trustee  which  are
specifically  required  to be  furnished  pursuant to any  provision  of this  Agreement,  shall examine  them to  determine  whether they conform to the  requirements  of this  Agreement.  The
Trustee  shall  notify the  Certificateholders  of any such  documents  which do not  materially conform  to the  requirements  of this  Agreement  in the  event  that  the  Trustee,  after  so requesting, does not receive satisfactorily corrected documents.

        The Trustee  shall  forward or cause to be  forwarded  in a timely  fashion the notices, reports and  statements  required to be  forwarded  by the  Trustee  pursuant to Sections  4.03,
4.06,  7.03 and 10.01.  The Trustee  shall  furnish in a timely  fashion to the Master  Servicer such  information  as the  Master  Servicer  may  reasonably  request  from time to time for the
Master  Servicer to fulfill  its duties as set forth in this  Agreement.  The Trustee  covenants and agrees that it shall  perform its  obligations  hereunder  in a manner so as to maintain the status of any  portion of any REMIC  formed  under the Series  Supplement  as a REMIC  under the
REMIC  Provisions  and (subject to Section  10.01(f)) to prevent the  imposition of any federal, state or local income,  prohibited  transaction,  contribution or other tax on the Trust Fund to the extent  that  maintaining  such status and  avoiding  such taxes are  reasonably  within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)     No  provision  of this  Agreement  shall  be  construed  to  relieve  the  Trustee  from liability for its own  negligent  action,  its own  negligent  failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such  Events of Default  which may have  occurred,  the duties  and  obligations  of the
        Trustee shall be determined  solely by the express  provisions  of this  Agreement,  the
        Trustee shall not be liable except for the  performance  of such duties and  obligations as are  specifically  set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against the Trustee and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the
        statements  and  the   correctness  of  the  opinions   expressed   therein,   upon  any
        certificates  or  opinions  furnished  to the  Trustee  by  the  Company  or the  Master
        Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)    The Trustee shall not be  personally  liable for an error of judgment made in good faith by a  Responsible  Officer or  Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee  shall not be personally  liable with respect to any action taken,  suffered or  omitted  to be  taken by it in good  faith  in  accordance  with  the  direction  of
        Certificateholders  of any Class holding Certificates which evidence,  as to such Class,
        Percentage  Interests  aggregating not less than 25% as to the time, method and place of conducting  any proceeding  for any remedy  available to the Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the  Trustee)  specified  in  clauses  (i) and (ii) of Section  7.01 or an
        Event  of  Default  under  clauses  (iii),  (iv)  and  (v)  of  Section  7.01  unless  a
        Responsible  Officer of the  Trustee  assigned  to and  working in the  Corporate  Trust
        Office  obtains  actual  knowledge  of such  failure  or event or the  Trustee  receives written  notice of such failure or event at its  Corporate  Trust Office from the Master
        Servicer, the Company or any Certificateholder; and

(v)     Except to the extent  provided in Section  7.02,  no provision in this  Agreement  shall require  the  Trustee to expend or risk its own funds  (including,  without  limitation, the making of any Advance) or otherwise  incur any personal  financial  liability in the performance  of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its rights or powers,  if the Trustee shall have  reasonable  grounds for believing that repayment  of  funds  or  adequate  indemnity  against  such  risk or  liability  is not reasonably assured to it.

(d)     The Trustee  shall  timely pay,  from its own funds,  the amount of any and all federal, state  and local  taxes  imposed  on the Trust  Fund or its  assets or  transactions  including, without  limitation,  (A) "prohibited  transaction"  penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a
REMIC  after the  Closing  Date  imposed by Section  860G(d) of the Code and (C) any tax on "net
income from  foreclosure  property" as defined in Section  860G(c) of the Code, but only if such taxes  arise  out of a  breach  by  the  Trustee  of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be  protected  in acting or  refraining  from acting upon
        any   resolution,   Officers'   Certificate,   certificate  of  auditors  or  any  other
        certificate,  statement,  instrument,  opinion, report, notice, request, consent, order, appraisal,  bond or other  paper or  document  believed  by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The  Trustee  may consult  with  counsel  and any  Opinion of Counsel  shall be full and complete  authorization  and  protection  in respect of any action  taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The  Trustee  shall be under no  obligation  to  exercise  any of the  trusts  or powers vested  in it by this  Agreement  or to  institute,  conduct  or defend  any  litigation hereunder  or in  relation  hereto  at the  request,  order or  direction  of any of the
        Certificateholders,   pursuant  to  the  provisions  of  this  Agreement,   unless  such
        Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities  which may be incurred  therein or thereby;
        nothing  contained herein shall,  however,  relieve the Trustee of the obligation,  upon the  occurrence  of an Event  of  Default  (which  has not been  cured  or  waived),  to exercise  such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee  shall not be personally  liable for any action  taken,  suffered or omitted by it in good faith and  believed by it to be  authorized  or within the  discretion  or rights or powers conferred upon it by this Agreement;

(v)     Prior to the  occurrence  of an Event of  Default  hereunder  and  after  the  curing or waiver of all  Events of  Default  which may have  occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or  matters  stated in any  resolution, certificate,  statement,  instrument,  opinion, report, notice, request, consent, order, approval,  bond or other  paper or  document,  unless  requested  in writing so to do by
        Holders  of  Certificates  of  any  Class  evidencing,  as  to  such  Class,  Percentage
        Interests,  aggregating  not less  than  50%;  provided,  however,  that if the  payment within a reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely to be  incurred  by it in the  making of such  investigation  is, in the  opinion of the
        Trustee,  not  reasonably  assured to the Trustee by the security  afforded to it by the terms of this  Agreement,  the Trustee may require  reasonable  indemnity  against  such expense or liability as a condition to so proceeding.  The  reasonable  expense of every such  examination  shall be paid by the Master  Servicer,  if an Event of Default  shall have occurred and is continuing,  and otherwise by the Certificateholder  requesting the investigation;

(vi)    The  Trustee may  execute  any of the trusts or powers  hereunder  or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)   To the extent  authorized  under the Code and the  regulations  promulgated  thereunder, each Holder of a Class R Certificate  hereby  irrevocably  appoints and  authorizes  the
        Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns required to be filed on behalf of the Trust  Fund.  The  Trustee  shall  sign on behalf of the Trust
        Fund and deliver to the Master  Servicer in a timely manner any Tax Returns  prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the  Master  Servicer  pursuant  to  applicable  federal,  state or local  tax  laws, provided that the Master  Servicer shall  indemnify the Trustee for signing any such Tax
        Returns that contain errors or omissions.

(b)     Following  the  issuance  of  the  Certificates,   the  Trustee  shall  not  accept  any
contribution  of assets to the Trust Fund  unless  (subject to Section  10.01(f))  it shall have obtained  or been  furnished  with an Opinion of  Counsel to the effect  that such  contribution will not (i) cause any  portion  of any REMIC  formed  under the  Series  Supplement  to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause the Trust
Fund  to be  subject  to any  federal  tax as a  result  of  such  contribution  (including  the imposition of any federal tax on  "prohibited  transactions"  imposed  under Section  860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained herein and in the Certificates  (other than the execution of the
Certificates  and relating to the acceptance  and receipt of the Mortgage  Loans) shall be taken as the  statements  of the  Company or the Master  Servicer  as the case may be, and the Trustee assumes no responsibility  for their  correctness.  The Trustee makes no  representations  as to the  validity  or  sufficiency  of  this  Agreement  or of the  Certificates  (except  that  the
Certificates  shall  be  duly  and  validly  executed  and  authenticated  by it as  Certificate
Registrar)  or of any  Mortgage  Loan or  related  document,  or of MERS  or the  MERS(R)System.
Except as  otherwise  provided  herein,  the  Trustee  shall not be  accountable  for the use or application  by the  Company  or the  Master  Servicer  of  any  of the  Certificates  or of the
proceeds of such  Certificates,  or for the use or  application of any funds paid to the Company or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn  from the
Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual or any other  capacity may become the owner or pledgee of
Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a)     The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to,  reasonable  compensation
(which shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express  trust) for all services  rendered by each of them in the  execution of the trusts hereby  created and in the exercise and  performance  of any of the powers and duties  hereunder of the Trustee and any  co-trustee,  and the Master  Servicer  will pay or reimburse the Trustee and any  co-trustee  upon  request  for all  reasonable  expenses,  disbursements  and  advances incurred or made by the Trustee or any  co-trustee in accordance  with any of the  provisions of this Agreement  (including the reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ,  and the  expenses  incurred by the
Trustee or any co-trustee in connection  with the  appointment  of an office or agency  pursuant to  Section  8.12)  except  any such  expense,  disbursement  or  advance  as may arise from its negligence or bad faith.

(b)     The Master  Servicer  agrees to  indemnify  the  Trustee  for,  and to hold the  Trustee harmless  against,  any loss,  liability  or  expense  incurred  without  negligence  or willful misconduct on the Trustee's  part,  arising out of, or in connection  with,  the  acceptance and administration of the Trust Fund,  including the costs and expenses (including  reasonable legal fees and  expenses) of defending  itself  against any claim in  connection  with the exercise or performance  of any of its powers or duties under this  Agreement and the  Custodial  Agreement, and the Master  Servicer  further  agrees to indemnify  the Trustee for, and to hold the Trustee harmless  against,  any loss,  liability or expense  arising out of, or in connection  with, the provisions  set forth in the second  paragraph of Section  2.01(c)  hereof,  including,  without limitation,  all costs,  liabilities and expenses (including reasonable legal fees and expenses)
of  investigating  and defending  itself  against any claim,  action or  proceeding,  pending or threatened, relating to the provisions of this paragraph, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall  have  given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while  maintaining  control  over its own  defense,  the  Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for  settlement  of any claim by the  Trustee  entered  into  without  the prior consent of the Master Servicer which consent shall  not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this Section 8.05(b)
of the Master  Servicer to  indemnify  the Trustee  under the  conditions  and to the extent set forth herein.

        Notwithstanding the foregoing,  the  indemnification  provided by the Master Servicer in this  Section  8.05(b)  shall not be  available  (A) for any loss,  liability  or expense of the
Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in connection  with any actions  taken by the Trustee at the  direction  of the  Certificateholders pursuant to the terms of this  Agreement or (B) where the Trustee is required to  indemnify  the
Master Servicer pursuant to Section 12.05(a).

Section 8.06.  Eligibility Requirements for Trustee.

        The  Trustee  hereunder  shall  at all  times be a  corporation  or a  national  banking association  having its  principal  office in a state and city  acceptable  to the  Company  and organized  and doing  business  under the laws of such  state or the United  States of  America, authorized  under such laws to exercise  corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000,  subject to  supervision  or  examination  by federal or state authority and the short-term  rating of such institution  shall be A-1 in the case of Standard &
Poor's  if  Standard  & Poor's is a Rating  Agency.  If such  corporation  or  national  banking association  publishes  reports  of  condition  at  least  annually,  pursuant  to law or to the requirements  of the  aforesaid  supervising  or examining  authority,  then for the purposes of this  Section the  combined  capital and surplus of such  corporation  shall be deemed to be its combined  capital  and  surplus  as  set  forth  in its  most  recent  report  of  condition  so published.  In case at any time the Trustee  shall cease to be eligible in  accordance  with the provisions of this  Section,  the Trustee  shall resign  immediately  in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving  written notice thereof to the Company.  Upon receiving such notice of  resignation,  the
Company shall promptly  appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument  shall  be  delivered  to the  resigning  Trustee  and one copy to the successor  trustee.  If no  successor  trustee  shall have been so appointed  and have  accepted appointment  within 30 days  after the  giving of such  notice  of  resignation,  the  resigning
Trustee may petition  any court of competent  jurisdiction  for the  appointment  of a successor trustee.

(b)     If at  any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with  the provisions  of Section  8.06 and shall fail to resign  after  written  request  therefor  by the
Company,  or if at any time the Trustee shall become  incapable of acting,  or shall be adjudged bankrupt or insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public  officer  shall take charge or control of the  Trustee or of its  property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the Company may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument  shall be  delivered  to the Trustee so removed and one copy to the  successor trustee.  In  addition,  in the event that the  Company  determines  that the Trustee has failed
(i) to distribute or cause to be distributed to the  Certificateholders  any amount  required to be  distributed  hereunder,  if such  amount is held by the Trustee or its Paying  Agent  (other than the Master  Servicer or the  Company)  for  distribution  or (ii) to  otherwise  observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall  continue  unremedied for a period of 5 days (in respect of clause (i) above)
or 30 days (in  respect  of  clause  (ii)  above  other  than any  failure  to  comply  with the provisions  of Article XII, in which case no notice or grace period shall be  applicable)  after the date on which written  notice of such failure,  requiring  that the same be remedied,  shall have been given to the  Trustee by the  Company,  then the  Company  may remove the  Trustee and appoint a  successor  trustee by written  instrument  delivered  as  provided  in the  preceding sentence.  In connection with the appointment of a successor  trustee  pursuant to the preceding sentence,  the  Company  shall,  on or  before  the date on which any such  appointment  becomes effective,  obtain from each Rating Agency  written  confirmation  that the  appointment  of any such  successor  trustee  will not result in the  reduction  of the  ratings on any class of the
Certificates below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time remove the Trustee and appoint a successor  trustee by written  instrument or  instruments, in triplicate,  signed by such Holders or their attorneys-in-fact duly authorized,  one complete set of which instruments  shall be delivered to the Company,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any  resignation  or removal of the  Trustee  and  appointment  of a  successor  trustee pursuant to any of the  provisions of this Section  shall become  effective  upon  acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any   successor   trustee   appointed  as  provided  in  Section  8.07  shall   execute,
acknowledge  and deliver to the Company and to its predecessor  trustee an instrument  accepting such  appointment  hereunder,  and  thereupon  the  resignation  or removal  of the  predecessor trustee  shall become  effective  and such  successor  trustee  shall become  effective and such successor trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its  predecessor  hereunder,  with the like effect as if originally  named as trustee herein.  The predecessor  trustee shall deliver to the successor  trustee  all  Custodial  Files  and  related  documents  and  statements  held  by it hereunder  (other than any Custodial  Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the Company,  the Master  Servicer and the predecessor  trustee shall execute and deliver such  instruments and do such other things as may reasonably  be required for more fully and  certainly  vesting and  confirming  in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor  trustee  shall accept  appointment  as provided in this Section  unless at the time of such  acceptance  such  successor  trustee shall be eligible under the provisions of
Section 8.06.

(c)     Upon acceptance of appointment by a successor  trustee as provided in this Section,  the
Company  shall  mail  notice of the  succession  of such  trustee  hereunder  to all  Holders of
Certificates at their addresses as shown in the  Certificate  Register.  If the Company fails to mail such notice within 10 days after  acceptance of appointment by the successor  trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any  corporation or national  banking  association  into which the Trustee may be merged or  converted  or with which it may be  consolidated  or any  corporation  or  national  banking association  resulting from any merger,  conversion or  consolidation to which the Trustee shall be a party, or any  corporation or national  banking  association  succeeding to the business of the Trustee,  shall be the  successor of the Trustee  hereunder,  provided such  corporation  or national  banking  association  shall be eligible under the provisions of Section 8.06,  without the  execution  or  filing  of any paper or any  further  act on the part of any of the  parties hereto,  anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such  merger  or  consolidation  to the  Certificateholders  at  their  address  as shown in the
Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other  provisions  hereof,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust  Fund or  property securing  the same may at the time be  located,  the  Master  Servicer  and the  Trustee  acting jointly  shall have the power and shall  execute and deliver all  instruments  to appoint one or more  Persons  approved by the Trustee to act as  co-trustee  or  co-trustees,  jointly with the
Trustee,  or separate  trustee or separate  trustees,  of all or any part of the Trust Fund, and to vest in such Person or Persons,  in such capacity,  such title to the Trust Fund, or any part thereof,  and,  subject to the other  provisions  of this Section  8.10,  such  powers,  duties, obligations,  rights and trusts as the Master  Servicer and the Trustee may  consider  necessary or desirable.  If the Master Servicer shall not have joined in such  appointment  within 15 days after  the  receipt  by it of a  request  so to do, or in case an Event of  Default  shall  have occurred and be  continuing,  the Trustee  alone shall have the power to make such  appointment.
No co-trustee or separate  trustee  hereunder shall be required to meet the terms of eligibility as a successor  trustee  under Section 8.06  hereunder and no notice to Holders of  Certificates of the  appointment  of  co-trustee(s)  or separate  trustee(s)  shall be required under Section
8.08 hereof.

(b)     In the case of any  appointment  of a co-trustee  or separate  trustee  pursuant to this
Section 8.10 all rights,  powers,  duties and obligations  conferred or imposed upon the Trustee shall be  conferred  or  imposed  upon and  exercised  or  performed  by the  Trustee,  and such separate  trustee  or  co-trustee  jointly,  except  to the  extent  that  under  any law of any jurisdiction  in which  any  particular  act or acts are to be  performed  (whether  as  Trustee hereunder or as successor to the Master  Servicer  hereunder),  the Trustee shall be incompetent or  unqualified  to perform  such act or acts,  in which event such rights,  powers,  duties and obligations  (including  the  holding of title to the Trust Fund or any  portion  thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.

(c)     Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the then  separate  trustees and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing any separate  trustee or co-trustee  shall refer to this Agreement and the conditions of this Article VIII.  Each separate  trustee and  co-trustee, upon its  acceptance  of the trusts  conferred,  shall be vested  with the  estates or  property specified in its instrument of  appointment,  either jointly with the Trustee or separately,  as may be  provided  therein,  subject  to all  the  provisions  of  this  Agreement,  specifically including  every  provision  of  this  Agreement  relating  to the  conduct  of,  affecting  the liability of, or affording  protection  to, the Trustee.  Every such  instrument  shall be filed with the Trustee.

(d)     Any separate trustee or co-trustee may, at any time,  constitute the Trustee,  its agent or attorney-in-fact,  with full power and authority,  to the extent not prohibited by law, to do any  lawful  act under or in respect  of this  Agreement  on its behalf and in its name.  If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted  by law,  without the  appointment  of a new or successor trustee.

Section 8.11.  Appointment of the Custodian.

        The Trustee may, with the consent of the Master  Servicer and the Company,  or shall, at the  direction  of the  Company  and  the  Master  Servicer,  appoint  custodians  who  are  not
Affiliates  of the  Company,  the Master  Servicer or any Seller to hold all or a portion of the
Custodial  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  Subject to
Article  VIII,  the Trustee  agrees to comply with the terms of each  Custodial  Agreement  with respect to the  Custodial  Files and to enforce  the terms and  provisions  thereof  against the related  custodian  for  the  benefit  of the  Certificateholders.  Each  custodian  shall  be a depository  institution  subject to  supervision  by federal  or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction in which it holds any Custodial File. Each Custodial  Agreement,  with respect to the  Custodial  Files,  may be amended only as provided in Section  11.01.  The Trustee shall notify the  Certificateholders  of the  appointment  of any custodian  (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The  Trustee  will  maintain  an office or agency in the  United  States at the  address designated in Section 11.05 of the Series  Supplement where  Certificates may be surrendered for registration  of  transfer  or  exchange.  The  Trustee  will  maintain an office at the address stated in Section  11.05 of the  Series  Supplement  where  notices  and  demands to or upon the
Trustee in respect of this Agreement may be served.

ARTICLE IX

                      TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.  Optional  Purchase by the Master Servicer of All  Certificates;  Termination Upon
                      Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

(a)     Subject  to  Section  9.02,  the  respective  obligations  and  responsibilities  of the
Company,  the Master  Servicer  and the Trustee  created  hereby in respect of the  Certificates
(other  than  the  obligation  of  the  Trustee  to  make  certain   payments  after  the  Final
Distribution  Date to  Certificateholders  and the  obligation  of the  Company to send  certain notices as hereinafter  set forth) shall  terminate upon the last action required to be taken by the Trustee on the Final  Distribution  Date  pursuant to this Article IX following  the earlier of:

(i)     the later of the  final  payment  or other  liquidation  (or any  Advance  with  respect thereto) of the last Mortgage  Loan  remaining in the Trust Fund or the  disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage
        Loan, or

(ii)    the purchase by the Master  Servicer of all Mortgage Loans and all property  acquired in respect of any  Mortgage  Loan  remaining  in the Trust Fund at a price equal to 100% of the  unpaid  principal  balance  of each  Mortgage  Loan or, if less  than  such  unpaid principal  balance,  the fair market  value of the related  underlying  property of such
        Mortgage  Loan with  respect to Mortgage  Loans as to which  title has been  acquired if such  fair  market  value  is  less  than  such  unpaid  principal  balance  (net of any unreimbursed  Advances  attributable to principal) on the day of repurchase plus accrued interest  thereon at the Net Mortgage  Rate (or  Modified Net Mortgage  Rate in the case of any  Modified  Mortgage  Loan) to, but not  including,  the first day of the month in which such repurchase price is distributed,  provided,  however,  that in no event shall the trust created  hereby  continue  beyond the expiration of 21 years from the death of the last survivor of the  descendants of Joseph P. Kennedy,  the late  ambassador of the
        United  States  to the  Court of St.  James,  living  on the date  hereof  and  provided further that the purchase  price set forth above shall be increased as is necessary,  as determined  by the Master  Servicer,  to avoid  disqualification  of any  portion of any
        REMIC  formed under the Series  Supplement  as a REMIC.  The purchase  price paid by the
        Master Servicer shall also include any amounts owed by Residential  Funding  pursuant to the  last  paragraph  of  Section  4 of  the  Assignment  Agreement  in  respect  of any liability,  penalty or expense that resulted from a breach of the  Compliance  With Laws
        Representation, that remain unpaid on the date of such purchase.

        The right of the Master  Servicer to purchase all the assets of the Trust Fund  pursuant to clause  (ii) above is  conditioned  upon the Pool  Stated  Principal  Balance as of the Final
Distribution  Date,  prior to giving  effect to  distributions  to be made on such  Distribution
Date,  being less than ten  percent  of the  Cut-off  Date  Principal  Balance  of the  Mortgage
Loans.

        If such right is exercised by the Master  Servicer,  the Master Servicer shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage  Loans.  In addition,  the Master  Servicer shall provide to the
Trustee the  certification  required by Section  3.15 and the Trustee and the  Custodian  shall, promptly  following payment of the purchase price,  release to the Master Servicer the Custodial
Files pertaining to the Mortgage Loans being purchased.

        In  addition  to the  foregoing,  on any  Distribution  Date on which  the  Pool  Stated
Principal  Balance,  prior to giving  effect to  distributions  to be made on such  Distribution
Date,  is less than ten percent of the Cut-off Date  Principal  Balance of the  Mortgage  Loans,
the Master  Servicer  shall have the right,  at its option,  to  purchase  the  Certificates  in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal  Balance of such  Certificates  plus  the sum of  Accrued  Certificate  Interest  thereon  for  the  related
Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest.  If the Master
Servicer  exercises this right to purchase the  outstanding  Certificates,  the Master  Servicer will promptly  terminate the  respective  obligations  and  responsibilities  created  hereby in respect of the Certificates pursuant to this Article IX.

(b)     The Master  Servicer  shall give the Trustee not less than 40 days' prior  notice of the
Distribution Date on which the Master Servicer  anticipates that the final  distribution will be made to  Certificateholders  (whether as a result of the exercise by the Master  Servicer of its right to purchase  the assets of the Trust Fund or  otherwise)  or on which the Master  Servicer anticipates that the  Certificates  will be purchased (as a result of the exercise by the Master
Servicer to purchase the outstanding  Certificates).  Notice of any  termination  specifying the anticipated  Final  Distribution  Date  (which  shall  be  a  date  that  would  otherwise  be a
Distribution  Date) upon which the  Certificateholders  may surrender their  Certificates to the
Trustee  (if so  required  by the  terms  hereof)  for  payment  of the final  distribution  and cancellation  or  notice  of  any  purchase  of the  outstanding  Certificates,  specifying  the
Distribution  Date upon which the Holders may surrender  their  Certificates  to the Trustee for payment,  shall be given  promptly  by the Master  Servicer  (if it is  exercising  its right to purchase the assets of the Trust Fund or to purchase the  outstanding  Certificates),  or by the
Trustee (in any other  case) by letter.  Such  notice  shall be prepared by the Master  Servicer
(if it is  exercising  its right to  purchase  the assets of the Trust Fund or to  purchase  the outstanding  Certificates),  or by the  Trustee (in any other case) and mailed by the Trustee to the  Certificateholders  not  earlier  than the 15th day and not later  than the 25th day of the month next preceding the month of such final distribution specifying:

(i)     the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is  anticipated  to be made upon  presentation  and  surrender  of  Certificates  at the office or agency of the  Trustee  therein  designated  where  required  pursuant to this
        Agreement  or, in the case of the  purchase by the Master  Servicer  of the  outstanding
        Certificates, the Distribution Date on which such purchase is to be made,

(ii)    the  amount  of  any  such  final  payment,  or in  the  case  of  the  purchase  of the outstanding Certificates, the purchase price, in either case, if known, and

(iii)   that the Record Date otherwise  applicable to such  Distribution Date is not applicable, and in the case of the Senior  Certificates,  or in the case of all of the  Certificates in  connection  with the  exercise by the Master  Servicer of its right to purchase  the
        Certificates,  that payment  will be made only upon  presentation  and  surrender of the
        Certificates at the office or agency of the Trustee therein specified.

If the Master  Servicer is  obligated  to give notice to  Certificateholders  as  aforesaid,  it shall  give  such  notice  to the  Certificate  Registrar  at the time  such  notice is given to
Certificateholders  and,  if the  Master  Servicer  is  exercising  its rights to  purchase  the outstanding  Certificates,  it shall  give such  notice to each  Rating  Agency at the time such notice is given to  Certificateholders.  As a result of the  exercise by the Master  Servicer of its right to purchase the assets of the Trust Fund,  the Master  Servicer  shall  deposit in the
Certificate  Account,  before the Final  Distribution  Date in  immediately  available  funds an amount  equal to the  purchase  price for the assets of the Trust  Fund,  computed  as  provided above.  As a result  of the  exercise  by the  Master  Servicer  of its  right to  purchase  the
outstanding   Certificates,   the  Master  Servicer  shall  deposit  in  an  Eligible   Account,
established  by the Master  Servicer on behalf of the Trustee and separate from the  Certificate
Account in the name of the  Trustee  in trust for the  registered  holders of the  Certificates, before the Distribution  Date on which such purchase is to occur in immediately  available funds an amount equal to the purchase  price for the  Certificates,  computed as above  provided,  and provide  notice of such deposit to the  Trustee.  The Trustee  will  withdraw  from such account the amount specified in subsection (c) below.

(c)     In the  case  of  the  Senior  Certificates,  upon  presentation  and  surrender  of the
Certificates  by the  Certificateholders  thereof,  and in the case of the  Class M and  Class B
Certificates,  upon  presentation  and surrender of the  Certificates by the  Certificateholders thereof in  connection  with the  exercise by the Master  Servicer of its right to purchase  the
Certificates,  and otherwise in accordance with Section  4.01(a),  the Trustee shall  distribute to the Certificateholders  (i) the amount otherwise  distributable on such Distribution Date, if not in connection  with the Master  Servicer's  election to  repurchase  the assets of the Trust
Fund or the outstanding  Certificates,  or (ii) if the Master Servicer  elected to so repurchase the  assets  of the  Trust  Fund  or the  outstanding  Certificates,  an  amount  determined  as follows:  (A) with respect to each  Certificate the outstanding  Certificate  Principal  Balance thereof,  plus Accrued Certificate  Interest for the related Interest Accrual Period thereon and any  previously  unpaid  Accrued  Certificate  Interest,  subject to the  priority  set forth in
Section  4.02(a),  and (B) with respect to the Class R  Certificates,  any excess of the amounts available  for  distribution  (including  the  repurchase  price  specified  in  clause  (ii) of subsection  (a) of this  Section)  over the  total  amount  distributed  under  the  immediately preceding  clause (A).  Notwithstanding  the reduction of the Certificate  Principal  Balance of any Class of Subordinate  Certificates to zero,  such Class will be outstanding  hereunder until the termination of the respective  obligations and  responsibilities of the Company,  the Master
Servicer and the Trustee hereunder in accordance with Article IX.

(d)     If any  Certificateholders  shall not surrender their Certificates for final payment and cancellation  on or before the Final  Distribution  Date (if so required  by the terms  hereof), the Trustee shall on such date cause all funds in the  Certificate  Account not  distributed  in final  distribution  to  Certificateholders  to be  withdrawn  therefrom  and  credited  to  the remaining  Certificateholders  by depositing such funds in a separate escrow account,  which may be non-interest  bearing,  for the benefit of such  Certificateholders,  and the Master Servicer
(if it exercised  its right to purchase  the assets of the Trust  Fund),  or the Trustee (in any other  case)  shall  give a  second  written  notice  to  the  remaining  Certificateholders  to surrender their  Certificates for cancellation and receive the final  distribution  with respect thereto.  If within six  months  after the second  notice  any  Certificate  shall not have been surrendered  for  cancellation,  the  Trustee  shall take  appropriate  steps as directed by the
Master  Servicer to contact  the  remaining  Certificateholders  concerning  surrender  of their
Certificates.  The costs and  expenses  of  maintaining  the escrow  account  and of  contacting
Certificateholders  shall be paid out of the  assets  which  remain in the  escrow  account.  If within nine months  after the second  notice any  Certificates  shall not have been  surrendered for  cancellation,  the Trustee shall pay to the Master  Servicer all amounts  distributable  to the  holders  thereof  and  the  Master  Servicer  shall  thereafter  hold  such  amounts  until distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder on any  amount  held in the  escrow  account  or by the  Master  Servicer  as a  result  of such
Certificateholder's  failure  to  surrender  its  Certificate(s)  for final  payment  thereof in accordance with this Section 9.01.

(e)     If  any  Certificateholders  do  not  surrender  their  Certificates  on or  before  the
Distribution  Date on which a  purchase  of the  outstanding  Certificates  is to be  made,  the
Trustee shall on such date cause all funds in the Certificate  Account  deposited therein by the
Master  Servicer  pursuant to Section  9.01(b) to be  withdrawn  therefrom  and  deposited  in a
separate  escrow  account,   which  may  be  non-interest  bearing,  for  the  benefit  of  such
Certificateholders,  and  the  Master  Servicer  shall  give a  second  written  notice  to such
Certificateholders   to  surrender  their   Certificates  for  payment  of  the  purchase  price
therefor.  If within six  months  after the second  notice any  Certificate  shall not have been surrendered  for  cancellation,  the  Trustee  shall take  appropriate  steps as directed by the
Master  Servicer to contact  the  Holders of such  Certificates  concerning  surrender  of their
Certificates.  The costs and  expenses  of  maintaining  the escrow  account  and of  contacting
Certificateholders  shall be paid out of the  assets  which  remain in the  escrow  account.  If within nine months  after the second  notice any  Certificates  shall not have been  surrendered for  cancellation  in  accordance  with this Section  9.01,  the Trustee shall pay to the Master
Servicer  all  amounts  distributable  to the  Holders  thereof  and the Master  Servicer  shall thereafter  hold such amounts until  distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the Master
Servicer as a result of such  Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance  with this Section 9.01. Any  Certificate  that is not  surrendered on the
Distribution  Date on which a purchase  pursuant to this Section  9.01 occurs as provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights  with respect  thereto  except to receive the  purchase  price  therefor  minus any costs and expenses associated  with such  escrow  account  and  notices  allocated  thereto.  Any  Certificates  so purchased or deemed to have been purchased on such  Distribution  Date shall remain  outstanding
hereunder   until  the  Master   Servicer  has  terminated  the   respective   obligations   and
responsibilities  created  hereby in respect of the  Certificates  pursuant to this  Article IX.
The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that  comprises the Trust Fund shall be  terminated  in  accordance  with the following  additional  requirements,  unless  (subject to Section  10.01(f)) the Trustee and the
Master  Servicer have received an Opinion of Counsel  (which  Opinion of Counsel shall not be an expense of the  Trustee)  to the effect  that the  failure of each such REMIC to comply with the requirements  of this  Section 9.02 will not (i) result in the  imposition  on the Trust Fund of taxes on  "prohibited  transactions,"  as described  in Section 860F of the Code,  or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master  Servicer  shall  establish a 90-day  liquidation  period for each such REMIC and specify the first day of such  period in a  statement  attached to the Trust  Fund's final  Tax  Return  pursuant  to  Treasury  regulations  Section  1.860F-1.  The  Master
        Servicer also shall satisfy all of the  requirements  of a qualified  liquidation  for a
        REMIC under Section 860F of the Code and regulations thereunder;
(ii)    The  Master  Servicer  shall  notify  the  Trustee at the  commencement  of such  90-day liquidation  period and,  at or prior to the time of making of the final  payment on the
        Certificates,  the  Trustee  shall sell or  otherwise  dispose  of all of the  remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master  Servicer or the Company is  exercising  its right to purchase  the assets of the Trust Fund, the Master Servicer shall,  during the 90-day  liquidation period and at or prior to the Final  Distribution  Date,  purchase  all of the  assets of the Trust
        Fund for cash.

(b)     Each Holder of a Certificate  and the Trustee hereby  irrevocably  approves and appoints the Master  Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for each
REMIC at the  expense  of the Trust Fund in  accordance  with the terms and  conditions  of this
Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC  Administrator  makes two or more separate REMIC elections,  the applicable
REMIC shall be  terminated on the earlier of the Final  Distribution  Date and the date on which it is deemed to receive  the last  deemed  distributions  on the  related  Uncertificated  REMIC
Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                        REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall make an  election to treat the Trust Fund as one or more
REMICs under the Code and, if  necessary,  under  applicable  state law. The assets of each such
REMIC will be set forth in the Series  Supplement.  Such  election  will be made on Form 1066 or other  appropriate  federal tax or information  return  (including Form 8811) or any appropriate state  return for the  taxable  year  ending on the last day of the  calendar  year in which the
Certificates  are  issued.  For the  purposes  of each  REMIC  election  in respect of the Trust
Fund,  Certificates  and  interests to be  designated  as the "regular  interests"  and the sole class of  "residual  interests"  in the REMIC will be set forth in  Section  10.03 of the Series
Supplement.  The REMIC  Administrator  and the  Trustee  shall not  permit the  creation  of any
"interests"  (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b)     The Closing  Date is hereby  designated  as the  "startup  day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c)     The  REMIC  Administrator  shall  hold  a  Class  R  Certificate  representing  a  0.01%
Percentage  Interest each Class of the Class R Certificates  and shall be designated as "the tax matters  person" with respect to each REMIC in the manner  provided under  Treasury  regulations
section   1.860F-4(d)   and   Treasury   regulations   section   301.6231(a)(7)-1.   The   REMIC
Administrator,  as tax matters person,  shall (i) act on behalf of each REMIC in relation to any tax matter or  controversy  involving  the Trust Fund and (ii)  represent  the Trust Fund in any administrative  or judicial  proceeding  relating to an examination or audit by any governmental taxing  authority  with  respect  thereto.  The legal  expenses,  including  without  limitation attorneys' or accountants'  fees, and costs of any such  proceeding and any liability  resulting therefrom shall be expenses of the Trust Fund and the REMIC  Administrator  shall be entitled to reimbursement  therefor  out of amounts  attributable  to the  Mortgage  Loans on deposit in the
Custodial  Account as  provided  by  Section  3.10  unless  such  legal  expenses  and costs are incurred  by  reason  of the  REMIC  Administrator's  willful  misfeasance,  bad  faith or gross negligence.  If the REMIC  Administrator  is no longer the  Master  Servicer  hereunder,  at its option the REMIC  Administrator  may  continue  its duties as REMIC  Administrator  and shall be paid  reasonable  compensation  not to exceed $3,000 per year by any successor  Master  Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC  Administrator  shall  prepare or cause to be prepared  all of the Tax Returns that it determines  are required  with respect to each REMIC created  hereunder and deliver such
Tax  Returns in a timely  manner to the  Trustee  and the  Trustee  shall sign and file such Tax
Returns in a timely  manner.  The  expenses  of  preparing  such  returns  shall be borne by the
REMIC  Administrator  without  any right of  reimbursement  therefor.  The  REMIC  Administrator agrees to indemnify and hold  harmless the Trustee with respect to any tax or liability  arising from the  Trustee's  signing of Tax Returns that contain  errors or  omissions.  The Trustee and
Master  Servicer shall promptly  provide the REMIC  Administrator  with such  information as the
REMIC  Administrator  may from  time to time  request  for the  purpose  of  enabling  the REMIC
Administrator to prepare Tax Returns.

(e)     The REMIC  Administrator  shall  provide (i) to any  Transferor of a Class R Certificate such  information  as is necessary for the  application of any tax relating to the transfer of a
Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to the Trustee,  and
the  Trustee  shall  forward  to the  Certificateholders,  such  information  or  reports as are required by the Code or the REMIC Provisions  including  reports relating to interest,  original issue discount and market  discount or premium (using the  Prepayment  Assumption)  and (iii) to the Internal  Revenue Service the name,  title,  address and telephone  number of the person who will serve as the representative of each REMIC.

(f)     The  Master  Servicer  and the REMIC  Administrator  shall take such  actions  and shall cause each REMIC  created  hereunder  to take such actions as are  reasonably  within the Master
Servicer's or the REMIC  Administrator's  control and the scope of its duties more  specifically set forth  herein as shall be  necessary  or desirable to maintain the status of each REMIC as a
REMIC under the REMIC  Provisions  (and the Trustee  shall  assist the Master  Servicer  and the
REMIC  Administrator,  to the extent  reasonably  requested by the Master Servicer and the REMIC
Administrator  to do so). The Master  Servicer and the REMIC  Administrator  shall not knowingly or  intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within their  respective  control that, under the REMIC  Provisions,  if taken or not taken, as the case may be, could (i) endanger the status of any  portion of any REMIC  formed  under the Series  Supplement  as a REMIC or (ii) result in the  imposition  of a tax  upon  any  such  REMIC  (including  but  not  limited  to the  tax on prohibited  transactions  as  defined  in  Section  860F(a)(2)  of  the  Code  and  the  tax  on
contributions  to a REMIC set forth in Section  860G(d) of the Code) (either such event,  in the absence  of an  Opinion  of Counsel or the  indemnification  referred  to in this  sentence,  an
"Adverse REMIC Event")  unless the Master  Servicer or the REMIC  Administrator,  as applicable, has  received  an Opinion of Counsel  (at the  expense of the party  seeking to take such action or,  if  such  party  fails  to  pay  such  expense,  and  the  Master  Servicer  or  the  REMIC
Administrator,  as  applicable,  determines  that taking such action is in the best  interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust  Fund,  but in no event at the expense of the Master  Servicer,  the REMIC  Administrator  or the Trustee) to the effect that the contemplated  action will not, with respect to each REMIC created  hereunder,  endanger such status or, unless the Master  Servicer,  the REMIC  Administrator  or both, as  applicable, determine in its or their sole  discretion  to indemnify  the Trust Fund against the  imposition of  such  a  tax,  result  in the  imposition  of  such a tax.  Wherever  in  this  Agreement  a contemplated  action may not be taken  because  the timing of such  action  might  result in the imposition  of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel that such  action  would not impose a tax on the Trust  Fund,  such  action may  nonetheless  be taken  provided  that the indemnity  given in the  preceding  sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other  preconditions  to the taking  of such  action  have been  satisfied.  The  Trustee  shall not take or fail to take any action  (whether  or not  authorized  hereunder)  as to which the Master  Servicer  or the REMIC
Administrator,  as  applicable,  has  advised it in writing  that it has  received an Opinion of
Counsel to the effect that an Adverse  REMIC Event could occur with respect to such  action.  In addition,  prior to taking  any  action  with  respect  to any REMIC  created  hereunder  or any related  assets  thereof,  or causing any such REMIC to take any action,  which is not expressly permitted under the terms of this  Agreement,  the Trustee will consult with the Master Servicer or the REMIC  Administrator,  as  applicable,  or its  designee,  in  writing,  with  respect to whether  such  action  could  cause an Adverse  REMIC  Event to occur  with  respect to any such
REMIC,  and the Trustee  shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing  that an Adverse  REMIC  Event  could  occur.  The  Master  Servicer  or the REMIC
Administrator,  as  applicable,  may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party seeking to take the action not  expressly  permitted by this  Agreement,  but  in no  event  at  the  expense  of  the  Master  Servicer  or  the  REMIC
Administrator.  At all times as may be required  by the Code,  the Master  Servicer  will to the extent  within its  control  and the scope of its duties  more  specifically  set forth  herein, maintain  substantially  all of the  assets  of  each  REMIC  created  hereunder  as  "qualified mortgages" as defined in Section  860G(a)(3) of the Code and "permitted  investments" as defined in Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on "prohibited  transactions"  of any REMIC created hereunder  as  defined  in Section  860F(a)(2)  of the Code,  on "net  income  from  foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any  contributions  to any such REMIC after the Startup Day therefor  pursuant to Section  860G(d) of the Code,  or any other tax is imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged  (i) to the Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  of any of its  obligations  under this  Agreement  or the Master
Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund against such tax,
(ii) to the  Trustee,  if such tax arises out of or results  from a breach by the Trustee of any of its obligations  under this Article X, or (iii)  otherwise  against amounts on deposit in the
Custodial  Account as provided by Section 3.10 and on the  Distribution  Date(s)  following such reimbursement  the  aggregate  of such taxes  shall be  allocated  in  reduction  of the Accrued
Certificate  Interest  on each  Class  entitled  thereto  in the same  manner  as if such  taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master  Servicer  shall,  for federal income tax purposes,  maintain books and records with  respect to each REMIC  created  hereunder  on a calendar  year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following  the Startup Day,  neither the Master  Servicer  nor the Trustee  shall accept any  contributions  of  assets  to any  REMIC  created  hereunder  unless  (subject  to  Section
10.01(f))  the Master  Servicer  and the Trustee  shall have  received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion of such  assets in such  REMIC  will not cause  the REMIC to fail to  qualify  as a REMIC at any time that any  Certificates  are  outstanding  or  subject  the REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither the Master  Servicer nor the Trustee shall (subject to Section  10.01(f))  enter into  any  arrangement  by  which  any  REMIC  created  hereunder  will  receive  a fee or other compensation  for  services  nor permit any such REMIC to receive any income  from assets  other than  "qualified  mortgages"  as  defined  in  Section  860G(a)(3)  of the  Code  or  "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the  purposes of Section  1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,
the "latest  possible  maturity date" by which the Certificate  Principal  Balance of each Class of Certificates  (other than the Interest Only Certificates)  representing a regular interest in the applicable  REMIC and the  Uncertificated  Principal  Balance of each  Uncertificated  REMIC
Regular Interest (other than each Uncertificated  REMIC Regular Interest  represented by a Class
A-V Certificate,  if any) and the rights to the Interest Only  Certificates  and  Uncertificated
REMIC Regular  Interest  represented by a Class A-V Certificate  would be reduced to zero is the
Maturity Date for each such Certificate and Interest.

(l)     Within 30 days after the Closing Date,  the REMIC  Administrator  shall prepare and file with the  Internal  Revenue  Service  Form 8811,  "Information  Return for Real Estate  Mortgage
Investment  Conduits  (REMIC) and Issuers of  Collateralized  Debt  Obligations"  for each REMIC created hereunder.

(m)     Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or substitute  for any of the  Mortgage  Loans  (except in  connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage  Loan,  including  but not limited to, the  acquisition  or sale of a
Mortgaged  Property  acquired by deed in lieu of  foreclosure,  (ii) the bankruptcy of any REMIC created  hereunder,  (iii) the  termination  of any such  REMIC  pursuant  to Article IX of this
Agreement  or  (iv) a  purchase  of  Mortgage  Loans  pursuant  to  Article  II or  III of  this
Agreement)  nor acquire any assets for any such  REMIC,  nor sell or dispose of any  investments in the Custodial  Account or the Certificate  Account for gain nor accept any  contributions  to any such REMIC after the Closing  Date  unless it has  received an Opinion of Counsel  that such sale,  disposition,  substitution  or  acquisition  will not (a) affect  adversely the status of such REMIC as a REMIC or (b) unless the Master  Servicer has  determined in its sole  discretion to  indemnify  the Trust  Fund  against  such tax,  cause  such  REMIC to be subject to a tax on
"prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee  agrees to indemnify the Trust Fund,  the Company,  the REMIC  Administrator
and the Master Servicer for any taxes and costs including,  without  limitation,  any reasonable attorneys  fees  imposed on or incurred by the Trust Fund,  the Company or the Master  Servicer,
as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC  Administrator  agrees to indemnify  the Trust Fund,  the Company,  the Master
Servicer  and  the  Trustee  for  any  taxes  and  costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Company,  the Master
Servicer or the  Trustee,  as a result of a breach of the REMIC  Administrator's  covenants  set forth in this  Article  X with  respect  to  compliance  with the  REMIC  Provisions,  including without  limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC  Administrator  that contain  errors or  omissions;  provided,  however,  that such liability  will not be imposed to the extent  such breach is a result of an error or omission in information  provided to the REMIC  Administrator  by the Master  Servicer in which case Section
10.02(c) will apply.

(c)     The  Master  Servicer  agrees  to  indemnify  the Trust  Fund,  the  Company,  the REMIC
Administrator  and the  Trustee  for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund,  the Company,  the REMIC
Administrator  or the Trustee,  as a result of a breach of the Master  Servicer's  covenants set forth  in  this  Article  X or in  Article  III  with  respect  to  compliance  with  the  REMIC
Provisions,  including without  limitation,  any penalties arising from the Trustee's  execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                    MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be  amended  from time to time by the
Company,   the  Master   Servicer  and  the   Trustee,   without  the  consent  of  any  of  the
Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any  provisions  herein or therein,  which may be  inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to  modify,  eliminate  or add to any of its  provisions  to such  extent  as  shall  be necessary or desirable  to maintain  the  qualification  of the Trust Fund as a REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the imposition  of any tax on the Trust  Fund  pursuant  to the Code  that  would be a claim against the Trust  Fund,  provided  that the Trustee has  received an Opinion of Counsel to the  effect  that  (A) such  action  is  necessary  or  desirable  to  maintain  such qualification  or to avoid or minimize  the risk of the  imposition  of any such tax and
        (B) such action will not adversely  affect in any material  respect the interests of any
        Certificateholder,

(iv)    to change  the  timing  and/or  nature of  deposits  into the  Custodial  Account or the
        Certificate   Account  or  to  change  the  name  in  which  the  Custodial  Account  is maintained,  provided that (A) the  Certificate  Account  Deposit Date shall in no event be later than the related  Distribution  Date,  (B) such change  shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any  material  respect the  interests of any  Certificateholder  and (C) such  change  shall  not  result in a  reduction  of the rating  assigned  to any  Class of  Certificates  below  the  lower of the  then-current rating or the rating  assigned to such  Certificates as of the Closing Date (in the case of the Insured  Certificates (as defined in the Series  Supplement),  such determination shall be made  without  giving  effect to the  Certificate  Policy  (as  defined  in the
        Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

(v)     to  modify,  eliminate  or  add  to the  provisions  of  Section  5.02(f)  or any  other provision hereof  restricting  transfer of the Class R Certificates,  by virtue of their being the  "residual  interests"  in a REMIC,  provided  that (A) such change  shall not result in reduction of the rating assigned to any such Class of  Certificates  below the lower of the then-current  rating or the rating assigned to such  Certificates as of the
        Closing  Date  (in the  case of the  Insured  Certificates  (as  defined  in the  Series
        Supplement),  such determination  shall be made without giving effect to the Certificate
        Policy (as  defined in the  Series  Supplement)),  as  evidenced  by a letter  from each
        Rating  Agency to such  effect,  and (B) such  change  shall  not  (subject  to  Section
        10.01(f)),  as evidenced  by an Opinion of Counsel (at the expense of the party  seeking so to modify,  eliminate or add such  provisions),  cause any REMIC created hereunder or any of the  Certificateholders  (other than the  transferor)  to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)    to make any other  provisions  with respect to matters or questions  arising  under this
        Agreement or such Custodial  Agreement which shall not be materially  inconsistent  with the provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the  interests of any
        Certificateholder or

               (vii)  to amend any  provision  herein or therein  that is not material to any of the Certificateholders.

(b)     This  Agreement or any Custodial  Agreement may also be amended from time to time by the
Company,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing  in the  aggregate  not less than 66% of the  Percentage  Interests  of each Class of
Certificates  with a Certificate  Principal  Balance greater than zero affected  thereby for the purpose  of adding  any  provisions  to or  changing  in any  manner or  eliminating  any of the provisions  of this  Agreement  or such  Custodial  Agreement  or of modifying in any manner the rights of the Holders of Certificates of such Class;  provided,  however, that no such amendment shall:

(i)     reduce in any  manner  the  amount  of,  or delay  the  timing  of,  payments  which are required  to be  distributed  on any  Certificate  without  the consent of the Holder of such Certificate,

(ii)    reduce the aforesaid  percentage of  Certificates  of any Class the Holders of which are required to consent to any such  amendment,  in any such case without the consent of the
        Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the  Trustee  shall  not consent to any  amendment to this  Agreement  unless it shall have first  received an Opinion of
Counsel  (subject to Section  10.01(f) and at the expense of the party  seeking such  amendment)
to the effect that such  amendment or the exercise of any power granted to the Master  Servicer, the Company or the Trustee in  accordance  with such  amendment is permitted  hereunder and will not  result in the  imposition  of a federal  tax on the Trust  Fund or cause any REMIC  created under the Series  Supplement to fail to qualify as a REMIC at any time that any  Certificate  is outstanding.

(d)     Promptly  after the execution of any such  amendment  the Trustee shall furnish  written notification  of the substance of such  amendment to the  Custodian and each  Certificateholder.
It shall not be necessary  for the consent of  Certificateholders  under this  Section  11.01 to approve the  particular  form of any  proposed  amendment,  but it shall be  sufficient  if such consent  shall  approve the  substance  thereof.  The manner of obtaining  such  consents and of evidencing the  authorization of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Company  shall have the  option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate  guaranty,  payment obligation,  irrevocable letter of credit,  surety bond,  insurance  policy or similar  instrument  or a reserve fund,  or any  combination  of the foregoing,  for the purpose of protecting  the Holders of the Class B  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument or fund shall be held by the
Trustee  for the  benefit of the Class B  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in the Trust  Fund.  To the extent that any such instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i) any reserve fund so established  shall be an outside  reserve fund and not an asset of the Trust Fund,  (ii)
any such  reserve  fund shall be owned by the  Company,  and (iii)  amounts  transferred  by the
Trust Fund to any such  reserve fund shall be treated as amounts  distributed  by the Trust Fund to the  Company or any  successor,  all  within the  meaning  of  Treasury  Regulations  Section
1.860G-2(h)  as it reads as of the Cut-off Date.  In  connection  with the provision of any such instrument or fund, this Agreement and any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such  instrument or fund or the establishment or  administration  thereof,  such amendment to be made by written  instrument executed or  consented  to by the Company but without the consent of any  Certificateholder  and without  the  consent of the Master  Servicer  or the  Trustee  being  required  unless any such amendment  would  impose  any  additional  obligation  on, or  otherwise  adversely  affect  the interests  of  the  Senior  Certificateholders,  the  Class  M  Certificateholders,  the  Master
Servicer or the Trustee,  as applicable;  provided that the Company obtains  (subject to Section
10.01(f))  an Opinion of Counsel  (which need not be an opinion of  Independent  counsel) to the effect  that any such  amendment  will not cause (a) any  federal tax to be imposed on the Trust
Fund, including without limitation,  any federal tax imposed on "prohibited  transactions" under
Section  860F(a)(1)  of the Code or on  "contributions  after the startup  date"  under  Section
860G(d)(1)  of the Code and (b) any REMIC  created  hereunder  to fail to  qualify as a REMIC at any time that any  Certificate is  outstanding.  In the event that the Company elects to provide such  coverage in the form of a limited  guaranty  provided  by GMAC LLC,  the Company may elect that the text of such amendment to this Agreement  shall be  substantially  in the form attached hereto  as  Exhibit  K  (in  which  case  Residential  Funding's  Subordinate  Certificate  Loss
Obligation as described in such exhibit shall be established by  Residential  Funding's  consent to such  amendment) and that the limited  guaranty shall be executed in the form attached hereto as  Exhibit  L,  with  such  changes  as the  Company  shall  deem to be  appropriate;  it being understood  that the Trustee has  reviewed  and  approved the content of such forms and that the
Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable  law, this Agreement is subject to recordation in all  appropriate  public  offices  for  real  property  records  in all the  counties  or  other comparable  jurisdictions  in which any or all of the  properties  subject to the  Mortgages are situated,  and in any other appropriate  public recording office or elsewhere,  such recordation to be effected by the Master  Servicer and at its expense on direction by the Trustee  (pursuant to the request of Holders of Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect that such  recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of  facilitating  the  recordation of this Agreement as herein  provided and for  other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number  of counterparts,  each  of  which  counterparts  shall  be  deemed  to be  an  original,  and  such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity  of any  Certificateholder  shall not operate to terminate  this
Agreement  or the Trust Fund,  nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an  accounting  or to take any action or  proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise  affect the rights,  obligations  and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall  have  any  right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything  herein set forth,  or contained in the terms of the  Certificates,  be construed so as to constitute  the  Certificateholders  from time to time as  partners  or  members of an  association;  nor shall any  Certificateholder  be under any  liability  to any third  person by reason of any action  taken by the parties to this
Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall have any right by virtue of any provision of this Agreement to institute  any suit,  action or  proceeding in equity or at law upon or under or with respect to this  Agreement,  unless  such  Holder  previously  shall have given to the Trustee a written notice of default and of the  continuance  thereof,  as hereinbefore  provided,  and unless also the Holders of  Certificates  of any Class  evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have  offered to the Trustee  such  reasonable  indemnity  as it may require  against the costs, expenses and liabilities to be incurred therein or thereby,  and the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute  any such action,  suit or  proceeding it being  understood  and  intended,  and being expressly  covenanted  by each  Certificateholder  with every  other  Certificateholder  and the
Trustee,  that no one or more Holders of  Certificates  of any Class shall have any right in any manner  whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other  Class, or to obtain or seek to obtain  priority  over or  preference  to any other such  Holder,  or to enforce  any right  under this  Agreement,  except in the  manner  herein  provided  and for the common  benefit  of  Certificateholders  of such Class or all  Classes,  as the case may be. For the  protection  and  enforcement  of the  provisions  of this  Section  11.03,  each and  every
Certificateholder  and the Trustee  shall be  entitled to such relief as can be given  either at law or in equity.

Section 11.04. Governing Law.

        This  agreement  and the  Certificates  shall be governed by and construed in accordance with the laws of the State of New York and the  obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company,  the Master Servicer or the Trustee,  as applicable,  (i) shall notify each
Rating  Agency at such time as it is  otherwise  required  pursuant  to this  Agreement  to give notice of the  occurrence  of, any of the events  described in clause (a),  (b),  (c), (d), (g),
(h),  (i) or (j)  below,  (ii)  shall  notify the  Subservicer  at such time as it is  otherwise required  pursuant  to this  Agreement  to give notice of the  occurrence  of, any of the events described in clause (a),  (b),  (c)(1),  (g)(1),  or (i) below,  or (iii) provide a copy to each
Rating Agency at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1)  the  termination  or  appointment  of  a  successor  Master  Servicer  or  (2)  the termination  or  appointment  of  a  successor  Trustee  or a  change  in  the  majority ownership of the Trustee,

(d)     the  filing of any claim  under the  Master  Servicer's  blanket  fidelity  bond and the errors and omissions  insurance  policy required by Section 3.12 or the  cancellation or modification of coverage under any such instrument,

(e)     the  statement  required to be  delivered  to the Holders of each Class of  Certificates pursuant to Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     (1) a change in the  location of the  Custodial  Account or (2) a change in the location of the Certificate Account,

(h)     the  occurrence  of any  monthly  cash flow  shortfall  to the  Holders  of any Class of
        Certificates  resulting  from the  failure  by the  Master  Servicer  to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the  occurrence  of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer shall provide prompt written notice to each
Rating  Agency  and the  Subservicer,  if  applicable,  of any such  event  known to the  Master
Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable  from the  remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This  Agreement  may be  supplemented  by means of the  addition  of a separate  Article hereto (a  "Supplemental  Article") for the purpose of  resecuritizing  any of the  Certificates issued  hereunder,  under the following  circumstances.  With respect to any Class or Classes of
Certificates  issued  hereunder,  or any portion of any such  Class,  as to which the Company or any of its Affiliates (or any designee  thereof) is the  registered  Holder (the  "Resecuritized
Certificates"),  the Company  may  deposit  such  Resecuritized  Certificates  into a new REMIC, grantor trust or custodial  arrangement  (a  "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article.  The instrument  adopting such  Supplemental  Article shall be executed by the Company,  the Master  Servicer and the  Trustee;  provided,  that neither the
Master  Servicer  nor the Trustee  shall  withhold  their  consent  thereto if their  respective interests would not be materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any  provisions of this  Agreement as to any of the Certificates  initially issued hereunder,  the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each  Supplemental  Article  shall set forth all  necessary  provisions  relating to the
holding  of  the   Resecuritized   Certificates  by  the  Trustee,   the  establishment  of  the
Restructuring  Vehicle,  the issuing of various classes of new certificates by the Restructuring
Vehicle and the  distributions to be made thereon,  and any other  provisions  necessary for the purposes  thereof.  In connection with each Supplemental  Article,  the Company shall deliver to the  Trustee  an  Opinion of Counsel  to the  effect  that (i) the  Restructuring  Vehicle  will qualify as a REMIC,  grantor  trust or other entity not subject to taxation  for federal  income tax purposes and (ii) the adoption of the  Supplemental  Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section  10.01(f))  result in the  imposition  of a tax upon the  Trust  Fund  (including  but not  limited  to the tax on  prohibited  transactions  as defined in Section  860F(a)(2) of the Code and the tax on  contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

        As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                                 COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of the Parties; Reasonableness.

               The Company,  the Trustee and the Master Servicer  acknowledge and agree that the purpose of this Article XII is to facilitate  compliance  by the Company with the  provisions of
Regulation  AB and related  rules and  regulations  of the  Commission.  The  Company  shall not exercise  its  right to  request  delivery  of  information  or other  performance  under  these provisions  other than in good faith,  or for purposes other than compliance with the Securities
Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and  the  Exchange  Act.  Each  of  the  Master  Servicer  and  the  Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation  AB may change  over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the mortgage-backed  securities markets,  advice of counsel, or otherwise,  and agrees to comply with  reasonable  requests made by the Company in good faith for delivery of  information  under these  provisions  on the  basis of  evolving  interpretations  of  Regulation  AB.  Each of the
Master  Servicer and the Trustee shall  cooperate  reasonably with the Company to deliver to the
Company  (including  any of its assignees or  designees),  any and all  disclosure,  statements, reports,  certifications,  records and any other information  necessary in the reasonable,  good faith  determination  of the  Company to permit the  Company to comply  with the  provisions  of
Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

               (a)    The  Trustee  shall be deemed to  represent  and warrant to the Company as of the Closing  Date and on each date on which  information  is  provided  to the Company  under
Sections 12.01,  12.02(b) or 12.03 that,  except as disclosed in writing to the Company prior to such  date:  (i)  it is  not  aware  and  has  not  received  notice  that  any  default,  early amortization or other performance  triggering event has occurred as to any other  Securitization
Transaction  due to any  default of the  Trustee;  (ii)  there are no  aspects of its  financial condition  that could have a material  adverse  effect on the  performance  by it of its trustee obligations under this Agreement or any other  Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental  proceedings pending (or known to be contemplated)  against  it that  would be  material  to  Certificateholders;  (iv)  there are no relationships  or  transactions  (as described in Item 1119(b) of Regulation AB) relating to the
Trustee  with  respect  to the  Company  or any  sponsor,  issuing  entity,  servicer,  trustee, originator,  significant obligor,  enhancement or support provider or other material transaction party  (as  each of such  terms  are  used in  Regulation  AB)  relating  to the  Securitization
Transaction  contemplated  by the  Agreement,  as  identified  by the  Company to the Trustee in writing as of the Closing  Date (each,  a  "Transaction  Party")  that are outside the  ordinary course of  business or on terms  other than would be  obtained  in an arm's  length  transaction with an  unrelated  third  party,  apart  from  the  Securitization  Transaction,  and  that are material to the  investors'  understanding  of the  Certificates;  and (v) the Trustee is not an
affiliate (as  contemplated  by Item 1119(a) of Regulation  AB) of any  Transaction  Party.  The
Company  shall  notify the Trustee of any change in the  identity of a  Transaction  Party after the Closing Date.

               (b)    If so requested  by the Company on any date  following  the Closing  Date, the Trustee  shall,  within five Business Days  following  such request,  confirm in writing the accuracy of the  representations  and  warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not  accurate as of the date of such  confirmation, provide the  pertinent  facts,  in writing,  to the  Company.  Any such request from the Company shall not be given  more than once each  calendar  quarter,  unless  the  Company  shall  have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 12.03. Information to Be Provided by the Trustee.

               For so long as the Certificates  are  outstanding,  for the purpose of satisfying the  Company's  reporting  obligation  under  the  Exchange  Act with  respect  to any  class of
Certificates,  the  Trustee  shall  provide  to the  Company a written  description  of  (a) any litigation or  governmental  proceedings  pending against the Trustee as of the last day of each calendar  month  that would be  material  to  Certificateholders,  and (b) any  affiliations  or relationships  (as described in Item 1119 of Regulation  AB) that develop  following the Closing
Date  between  the  Trustee  and  any  Transaction  Party  of  the  type  described  in  Section
12.02(a)(iv)  or  12.02(a)(v)  as of the  last  day of  each  calendar  year.  Any  descriptions required  with  respect  to  legal  proceedings,  as  well as  updates  to  previously  provided descriptions,  under this Section  12.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following  the month in which the relevant  event  occurs,  and any notices  and  descriptions  required  with  respect  to  affiliations,  as  well as  updates  to previously  provided  descriptions,  under  this  Section  12.03  shall be  given no later  than
January 31 of the calendar  year  following the year in which the relevant  event occurs.  As of the related  Distribution  Date with  respect to each Report on  Form 10-D  with  respect to the
Certificates  filed by or on behalf of the Company,  and as of March 15 preceding  the date each
Report on Form 10-K with respect to the  Certificates  is filed,  the Trustee shall be deemed to represent  and warrant  that any  information  previously  provided  by the  Trustee  under this
Article XII is materially  correct and does not have any material  omissions  unless the Trustee has  provided an update to such  information.  The Company  will allow the Trustee to review any disclosure  relating to material  litigation against the Trustee prior to filing such disclosure with the Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Company a report (in form and substance  reasonably  satisfactory  to the
Company)  regarding  the  Trustee's  assessment  of  compliance  with the  applicable  Servicing
Criteria  during the  immediately  preceding  calendar  year, as required under Rules 13a-18 and
15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be signed by an authorized  officer of the Trustee,  and shall address each of the Servicing  Criteria specified on Exhibit R hereto; and

(b)     deliver to the Company a report of a registered  public  accounting  firm satisfying the requirements  of Rule 2-01 of Regulation  S-X under the Securities Act and the Exchange Act that attests to, and reports  on, the  assessment  of  compliance  made by the Trustee and  delivered pursuant  to the  preceding  paragraph.  Such  attestation  shall be in  accordance  with  Rules
1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee  shall  indemnify  the Company,  each  affiliate of the Company,  the Master
Servicer  and each  affiliate  of the Master  Servicer,  and the  respective  present and former directors,  officers,  employees  and  agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

                      (i)(A) any untrue  statement  of a material  fact  contained or alleged to be  contained in any  information,  report,  certification,  accountants'  attestation  or other material  provided  under this  Article  XII by or on behalf of the Trustee  (collectively,  the
"Trustee  Information"),  or (B) the  omission  or  alleged  omission  to state  in the  Trustee
Information  a material fact  required to be stated in the Trustee  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading; or

                      (ii)   any  failure by the  Trustee to deliver  any  information,  report, certification  or other  material  when and as required  under this  Article  XII,  other than a failure by the Trustee to deliver an accountants' attestation.

(b)     In  the  case  of  any   failure   of   performance   described   in   clause   (ii)  of
Section 12.05(a),  as well as a failure to  deliver an  accountants'  attestation,  the  Trustee shall  (i) promptly  reimburse the Company for all costs  reasonably  incurred by the Company in order to obtain  the  information,  report,  certification,  accountants'  attestation  or other material  not  delivered  by the  Trustee as  required  and (ii)  cooperate  with the Company to mitigate any damages that may result from such failure.

(c)     The Company and the Master Servicer shall  indemnify the Trustee,  each affiliate of the
Trustee and the respective present and former directors,  officers,  employees and agents of the
Trustee, and shall hold each of them harmless from and against any losses,  damages,  penalties, fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and  expenses  that any of them may  sustain  arising  out of or based  upon (i) any untrue statement of a material fact  contained or alleged to be contained in any  information  provided under this  Agreement  by or on behalf of the Company or Master  Servicer  for  inclusion in any report filed with Commission under the Exchange Act (collectively,  the "RFC  Information"),  or
(ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding  any provision in this Section 12.05 to the contrary,  the parties agree that none of the Trustee,  the Company or the Master  Servicer  shall be liable to the other for any  consequential  or  punitive  damages  whatsoever,  whether  in  contract,  tort  (including negligence  and  strict  liability),  or any other  legal or  equitable  principle;  provided, however,  that such  limitation  shall not be applicable with respect to third party claims made against a party.

                                           EXHIBIT A

  FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS
                                        A-V] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST"
IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY
TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE &
CO. OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY
PAYMENT  IS  MADE TO CEDE & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR
TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.]

        [THE  FOLLOWING  INFORMATION  IS PROVIDED  SOLELY FOR THE  PURPOSES OF APPLYING THE U.S.
FEDERAL  INCOME TAX ORIGINAL ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE
OF THIS  CERTIFICATE  IS  ___________  __,  ____.  ASSUMING  THAT THE  MORTGAGE  LOANS PREPAY AT
[___]% OF THE PREPAYMENT  SPEED  ASSUMPTION (AS DESCRIBED IN THE  PROSPECTUS  SUPPLEMENT),  [AND
ASSUMING  A  CONSTANT   PASS-THROUGH  RATE  EQUAL  TO  THE  INITIAL   PASS-THROUGH  RATE,]  THIS
CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN  $[          ]  OF OID PER [$1,000]  [$100,000] OF
[INITIAL  CERTIFICATE  PRINCIPAL BALANCE] [NOTIONAL AMOUNT],  THE YIELD TO MATURITY IS [      ]%
AND  THE  AMOUNT  OF  OID   ATTRIBUTABLE   TO  THE  INITIAL  ACCRUAL  PERIOD  IS  NO  MORE  THAN
$[              ]  PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE  PRINCIPAL BALANCE] [NOTIONAL
AMOUNT],  COMPUTED USING THE APPROXIMATE  METHOD.  NO  REPRESENTATION  IS MADE THAT THE MORTGAGE
LOANS WILL PREPAY AT A RATE BASED ON THE  PREPAYMENT  SPEED  ASSUMPTION  OR AT ANY OTHER RATE OR
AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                                   [        %][Variable] Pass-Through Rate
                                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing                     [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                               Aggregate Initial [Certificate Principal
                                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:                          Amount] [Subclass Notional Amount] of the
_________ 25, ____                                Class A-     Certificates:

Master Servicer:                                  [Initial] [Certificate Principal
Residential Funding                               Balance] [Interest Only/Class A-V] [Subclass]
Company, LLC                                      Notional Amount] of this Certificate:
                                                  $                          ]
Assumed Final
Distribution Date:                                CUSIP 76110F-
___________ 25, ____
                         MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                        SERIES ____-___

               evidencing a percentage  interest in the  distributions  allocable
               to the Class  A-      Certificates  with  respect  to a Trust Fund
               consisting   primarily  of  a  pool  of   [conventional   one-  to
               four-family  fixed interest rate first mortgage  loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate  is payable  solely from the assets of the Trust Fund, and does not represent an obligation  of or interest in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or  any  of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or insured by any governmental  agency or instrumentality  or by Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

               This  certifies  that
is the registered owner of the Percentage  Interest evidenced by this Certificate  [(obtained by dividing  the  [Initial  Certificate  Principal  Balance]  [Initial  [Interest  Only/Class  A-V]
Notional Amount] of this Certificate by the aggregate  [Initial  Certificate  Principal  Balance
of all Class A-        Certificates]  [Initial [Interest Only/Class A-V] Notional Amounts of all
[Interest  Only/Class A-V]  Certificates],  both as specified  above)] in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of  [conventional one- to four-family  fixed interest rate first mortgage  loans] (the "Mortgage  Loans"),  formed and sold by Residential  Accredit  Loans,  Inc.  (hereinafter  called the "Company,"  which term includes  any  successor  entity  under the  Agreement  referred  to below).  The Trust Fund was
created  pursuant  to  a  Pooling  and  Servicing   Agreement  dated  as  specified  above  (the
"Agreement")  among the Company,  the Master  Servicer and  __________________,  as trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.
To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such  distribution  (the "Record Date"),  from the
Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate and the amount [(of interest and principal,  if any)] required to
be  distributed  to  Holders  of Class  A-      Certificates  on such  Distribution  Date.  [The
[Interest  Only/Class A-V] Notional Amount of the [Interest  Only/Class A-V]  Certificates as of
any date of determination  is equal to the aggregate  Stated  Principal  Balance of the Mortgage
Loans  corresponding  to  the  Uncertificated  REMIC  Regular  Interests   represented  by  such
[Interest  Only/Class  A-V]  Certificates.]  [The  Subclass  Notional  Amount  of the  [Interest
Only/Class  A-V]-    Certificates  as of any date of  determination  is  equal to the  aggregate
Stated  Principal  Balance of the  Mortgage  Loans  corresponding  to the  Uncertificated  REMIC
Regular Interests  represented by such [Interest  Only/Class  A-V]-    Certificates  immediately
prior to such  date.] [The  [Interest  Only/Class  A-V][-  ]  Certificates  have no  Certificate
Principal Balance.]

               Distributions  on this  Certificate  will be made  either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately available funds (by wire transfer or otherwise) for the account of the Person  entitled  thereto if such Person  shall have so notified  the Master  Servicer or such Paying  Agent,  or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

               Notwithstanding  the above,  the final  distribution on this  Certificate will be made  after due notice of the  pendency  of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the  office  or agency  appointed  by the  Trustee  for that purpose.  The  [Initial  Certificate  Principal  Balance]  [Initial  [Interest  Only/Class  A-V]
Notional  Amount]  [initial  Subclass  Notional Amount] of this Certificate is set forth above.]
[The  Certificate  Principal  Balance  hereof  will be reduced  to the  extent of  distributions allocable to principal and any Realized Losses allocable hereto.]

               This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are  limited in right of payment  to certain  collections  and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the
Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan, such advance is  reimbursable to the Master  Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been distributable to Certificateholders.

               As provided in the Agreement,  withdrawals from the Custodial  Account and/or the
Certificate  Account  created  for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than  distributions  to  Certificateholders,  such purposes  including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Company,  the Master
Servicer  and the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the  Company,  the Master  Servicer  and the Trustee  with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each
Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued  upon the  transfer  hereof or in  exchange  herefor  or in lieu hereof  whether or not  notation of such  consent is made upon the  Certificate.  The  Agreement also permits the amendment thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

               As  provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is  registrable  in the  Certificate  Register  upon surrender  of  this  Certificate  for  registration  of  transfer  at the  offices  or  agencies appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or  other  written  instrument  of  transfer  in  form  satisfactory  to  the  Trustee  and  the
Certificate  Registrar  duly  executed  by the  Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations evidencing  the same Class and aggregate  Percentage  Interest will be issued to the  designated transferee or transferees.

               The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified in the  Agreement.  As provided in the Agreement and subject  to certain  limitations  therein  set  forth,  Certificates  are  exchangeable  for new
Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for  any  such  registration  of  transfer  or exchange,  but the  Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer,  the Trustee and the Certificate  Registrar and
any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations  created by the Agreement in respect of the  Certificates and the
Trust Fund  created  thereby  shall  terminate  upon the  payment to  Certificateholders  of all amounts  held by or on behalf of the  Trustee and  required  to be paid to them  pursuant to the
Agreement  following the earlier of (i) the maturity or other  liquidation  of the last Mortgage
Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in  respect  of such
Mortgage  Loans,  thereby  effecting  early  retirement  of  the  Certificates.   The  Agreement
permits,  but does not require,  the Master  Servicer to (i) purchase at a price  determined  as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the
Holders  thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans as of the Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten  percent of the  Cut-off  Date  Principal
Balance of the Mortgage Loans.

               Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further  provisions  shall for all purposes  have the same effect as if set forth at this place.

               Unless  the  certificate  of  authentication  hereon  has  been  executed  by the
Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee

                                            By:
                                                 Authorized Signatory

                                 CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the
within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By:
                                                 Authorized Signatory

                                           ASSIGNMENT

               FOR VALUE  RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto ____________________________________________________________________________ (Please  print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of  registration  of such interest to assignee on the  Certificate  Register of the
Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

                                               ______________________________________
Dated:___________________________              Signature by or on behalf of assignor

                                               _______________________________________
                                                 Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire  transfer  or  otherwise,  in  immediately available funds to  __________________________________ for  the  account of ____________________
account  number __________________,   or,  if mailed    by    check,    to_____________________.

               Applicable statements should be mailed to ______________________________________.

               This  information  is provided  by______________________________ , the  assignee named above, or ___________________________ , as its agent.

                                          EXHIBIT A-1

                                  FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE  TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY  TRUST
COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN
SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT IS
MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF
DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. ____                              Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement           Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                  Aggregate   Initial  Notional  Amount  of  the
Residential Funding Company, LLC                  Class X Certificates: $__________

First Distribution Date:                          Initial  Notional Amount of this  Certificate:
__________ 25, ____                               $_____________

Assumed Final Distribution Date:                  CUSIP ________
_____________

                         MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                        SERIES ____-____

        Evidencing a percentage  interest in the distributions  allocable to the Class X
        Certificates  with  respect to a Trust Fund  consisting  primarily  of a pool of
        [one- to four-family  residential,  payment-option,  adjustable-rate  first lien mortgage  loans  with a  negative  amortization  feature]  formed  and  sold  by
        RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not represent  an  obligation  of or  interest  in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or  any  of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or insured by any governmental  agency or instrumentality  or by Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

        This  certifies  that   _________________________   is  the  registered   owner  of  the
Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the Initial Notional
Amount of this  Certificate by the Aggregate  Notional Amount of all Class X Certificates,  both as  specified  above)  in  certain  distributions  with  respect  to the Trust  Fund  consisting primarily  of an  interest  in a pool  of  [one-  to  four-family  residential,  payment-option, adjustable-rate  first lien mortgage loans with a negative  amortization feature] (the "Mortgage
Loans"),   formed  and  sold  by  Residential  Accredit  Loans,  Inc.  (hereinafter  called  the
"Company,"  which term  includes any successor  entity under the  Agreement  referred to below).
The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement  dated as  specified above (the  "Agreement")  among the Company,  the Master Servicer and  ________________________,
as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following
(the  "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate  is  registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such  distribution  (the "Record Date"),  from the Available
Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount  required to be distributed to Holders of Class X Certificates on such Distribution Date.  The Class X Certificates have no Certificate Principal Balance.

        Distributions  on this  Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed by the Trustee in  immediately  available funds (by wire transfer or  otherwise)  for the account of the Person  entitled  thereto if such
Person shall have so notified the Master  Servicer or such Paying  Agent,  or by check mailed to the  address  of the Person  entitled  thereto,  as such name and  address  shall  appear on the
Certificate Register.

        Notwithstanding  the above,  the final  distribution  on this  Certificate  will be made after due notice of the pendency of such  distribution and only upon  presentation and surrender of this  Certificate  at the office or agency  appointed  by the Trustee for that  purpose.  The
Initial Notional Amount of this Certificate is set forth above.

        This  Certificate is one of a duly authorized  issue of  Certificates  issued in several
Classes designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates  are limited in right of payment to certain  collections and recoveries respecting  the  Mortgage  Loans,  all  as  more  specifically  set  forth  herein  and  in  the
Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan, such advance is  reimbursable to the Master  Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been distributable to Certificateholders.

        As  provided  in the  Agreement,  withdrawals  from the  Custodial  Account  and/or  the
Certificate  Account  created  for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than  distributions  to  Certificateholders,  such purposes  including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits,  with certain  exceptions therein provided,  the amendment of the
Agreement  and the  modification  of the  rights  and  obligations  of the  Company,  the Master
Servicer  and the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the  Company,  the Master  Servicer  and the Trustee  with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each
Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued  upon the  transfer  hereof or in  exchange  herefor  or in lieu hereof  whether or not  notation of such  consent is made upon the  Certificate.  The  Agreement also permits the amendment thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the Certificate  Register upon surrender of this
Certificate for  registration  of transfer at the offices or agencies  appointed by the Trustee, duly  endorsed  by,  or  accompanied  by an  assignment  in the  form  below  or  other  written instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed  by the Holder  hereof or such  Holder's  attorney  duly  authorized  in  writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement  and subject  to certain  limitations  therein  set  forth,  Certificates  are  exchangeable  for new
Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee  may  require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar and any
agent of the Company,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all purposes, and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in accordance with the laws of the
State of New York.

        The obligations  created by the Agreement in respect of the  Certificates  and the Trust
Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required to be paid to them  pursuant to the  Agreement following  the  earlier of (i) the  maturity  or other  liquidation  of the last  Mortgage  Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Master  Servicer  from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in  respect  of such
Mortgage  Loans,  thereby  effecting  early  retirement  of  the  Certificates.   The  Agreement
permits,  but does not require,  the Master  Servicer to (i) purchase at a price  determined  as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the
Holders  thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans as of the Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten  percent of the  Cut-off  Date  Principal
Balance of the Mortgage Loans.

        Reference  is hereby made to the further  provisions  of this  Certificate  set forth on the reverse hereof,  which further  provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the  certificate of  authentication  hereon has been executed by the  Certificate
Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [________________________________],
                                                   as Trustee

                                            By:
                                                   Authorized Signatory

                                 CERTIFICATE OF AUTHENTICATION

This is one of the Class X Certificates referred to in the within-mentioned Agreement.

                                            [________________________________],
                                                   as Certificate Registrar

                                            By:
                                                   Authorized Signatory

                                           ASSIGNMENT

               FOR VALUE  RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto ____________________________________________________________________________ (Please  print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of  registration  of such interest to assignee on the  Certificate  Register of the
Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

                                               ______________________________________
Dated:___________________________              Signature by or on behalf of assignor

                                               _______________________________________
                                                 Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire  transfer  or  otherwise,  in  immediately available funds to  __________________________________ for  the  account of ____________________
account  number __________________,   or,  if mailed    by    check,    to_____________________.

               Applicable statements should be mailed to ______________________________________.

               This  information  is provided  by______________________________ , the  assignee named above, or ___________________________ , as its agent.

                                           EXHIBIT B

                                  FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  [CLASS
M-1  CERTIFICATES]  [AND CLASS M-2  CERTIFICATES]  AS  DESCRIBED  IN THE  AGREEMENT  (AS DEFINED
BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST"
IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY
TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE &
CO. OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY
PAYMENT  IS  MADE TO CEDE & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR
TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.

        THE  FOLLOWING  INFORMATION  IS PROVIDED  SOLELY FOR THE  PURPOSES OF APPLYING  THE U.S.
FEDERAL  INCOME TAX ORIGINAL ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE
OF THIS  CERTIFICATE  IS  ___________  __,  ____.  ASSUMING  THAT THE  MORTGAGE  LOANS PREPAY AT
[___]% OF THE PREPAYMENT  SPEED  ASSUMPTION (AS DESCRIBED IN THE  PROSPECTUS  SUPPLEMENT),  THIS
CERTIFICATE  HAS  BEEN  ISSUED  WITH  NO  MORE  THAN  $[____]  OF OID PER  $[1,000]  OF  INITIAL
CERTIFICATE  PRINCIPAL  BALANCE,  THE  YIELD TO  MATURITY  IS  [_____]%  AND THE  AMOUNT  OF OID
ATTRIBUTABLE  TO THE INITIAL  ACCRUAL  PERIOD IS NO MORE THAN  $[____]  PER  $[1,000] OF INITIAL
CERTIFICATE  PRINCIPAL  BALANCE,  COMPUTED UNDER THE APPROXIMATE  METHOD.  NO  REPRESENTATION IS
MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT  SPEED  ASSUMPTION OR
AT ANY OTHER RATE.

        ANY TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS
PURCHASE OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  HEREIN) THAT EITHER (A) SUCH  TRANSFEREE
IS NOT AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON,
ACTING,  DIRECTLY OR INDIRECTLY,  ON BEHALF OF OR PURCHASING ANY CERTIFICATE  WITH "PLAN ASSETS"
OF ANY  PLAN (A "PLAN  INVESTOR"),  (B) IT HAS  ACQUIRED  AND IS  HOLDING  SUCH  CERTIFICATE  IN
RELIANCE ON PROHIBITED  TRANSACTION  EXEMPTION  ("PTE")  94-29,  AS MOST RECENTLY  AMENDED,  PTE
2002-41,  67 FED. REG.  54487 (AUGUST 22, 2002) (THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS
THAT THERE ARE CERTAIN  CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION  INCLUDING THAT SUCH
CERTIFICATE  MUST BE RATED,  AT THE TIME OF PURCHASE,  NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT)
BY STANDARD & POOR'S,  FITCH OR MOODY'S OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY,  (II)
THE  SOURCE OF FUNDS TO BE USED BY IT TO  PURCHASE  THE  CERTIFICATE  IS AN  "INSURANCE  COMPANY
GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S.  DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  CLASS
EXEMPTION  ("PTCE")  95-60),  AND (III) THE  CONDITIONS  SET FORTH IN SECTIONS I AND III OF PTCE
95-60 HAVE BEEN SATISFIED  (EACH ENTITY THAT  SATISFIES THIS CLAUSE (C), A "COMPLYING  INSURANCE
COMPANY).

        IF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) IS  ACQUIRED OR HELD BY ANY PERSON THAT
DOES NOT SATISFY THE CONDITIONS  DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING
TRANSFEREE  THAT  EITHER  (I)  IS  NOT A  PLAN  INVESTOR,  (II)  ACQUIRED  SUCH  CERTIFICATE  IN
COMPLIANCE  WITH  THE RFC  EXEMPTION,  OR  (III)  IS A  COMPLYING  INSURANCE  COMPANY  SHALL  BE
RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE  SHALL BE
UNDER NO  LIABILITY  TO ANY  PERSON  FOR MAKING ANY  PAYMENTS  DUE ON THIS  CERTIFICATE  TO SUCH
PRECEDING TRANSFEREE.

        ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE (OR
INTEREST  HEREIN) WAS  EFFECTED  IN  VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE
POOLING AND SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD HARMLESS THE COMPANY,  THE TRUSTEE,
THE  MASTER  SERVICER,  ANY  SUBSERVICER,  AND THE  TRUST  FUND  FROM  AND  AGAINST  ANY AND ALL
LIABILITIES,  CLAIMS,  COSTS  OR  EXPENSES  INCURRED  BY  SUCH  PARTIES  AS  A  RESULT  OF  SUCH
ACQUISITION OR HOLDING.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                        SERIES ____-___

        evidencing a  percentage  interest in any  distributions  allocable to the Class
        M-      Certificates  with respect to the Trust Fund  consisting  primarily of a pool of  [conventional  one- to  four-family  fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate  is payable  solely from the assets of the Trust Fund, and does not represent an obligation  of or interest in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or  any  of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or insured by any governmental  agency or instrumentality  or by Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

               This  certifies  that                                                      is the
registered  owner  of the  Percentage  Interest  evidenced  by  this  Certificate  (obtained  by dividing the  Certificate  Principal  Balance of this  Certificate by the aggregate  Certificate
Principal  Balance  of all Class  M-      Certificates,  both as  specified  above)  in  certain
distributions  with  respect to a Trust Fund  consisting  primarily  of a pool of  [conventional one- to four-family  fixed interest rate first mortgage  loans] (the "Mortgage  Loans"),  formed and sold by Residential  Accredit  Loans,  Inc.  (hereinafter  called the "Company,"  which term includes  any  successor  entity  under the  Agreement  referred  to below).  The Trust Fund was
created  pursuant  to  a  Pooling  and  Servicing   Agreement  dated  as  specified  above  (the
"Agreement")  among the Company,  the Master  Servicer and  __________________,  as trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.
To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such  distribution  (the "Record Date"),  from the
Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if any) required to
be distributed to Holders of Class M-     Certificates on such Distribution Date.

               Distributions  on this  Certificate  will be made  either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately available funds (by wire transfer or otherwise) for the account of the Person  entitled  thereto if such Person  shall have so notified  the Master  Servicer or such Paying  Agent,  or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

               Notwithstanding  the above,  the final  distribution on this  Certificate will be made  after due notice of the  pendency  of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the  office  or agency  appointed  by the  Trustee  for that purpose.  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.
The  Certificate  Principal  Balance  hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

               Any transferee of this  Certificate  will be deemed to have represented by virtue of its  purchase  or holding of this  Certificate  (or  interest  herein)  that  either (a) such transferee  is not an  investment  manager,  a named  fiduciary or a trustee of any plan, or any other person,  acting,  directly or indirectly,  on behalf of or purchasing any Certificate with
"plan  assets"  of any  plan (a  "plan  investor"),  (b) it has  acquired  and is  holding  such
Certificate in reliance on prohibited  transaction  exemption  ("PTE")  94-29,  as most recently amended,  PTE 2002-41,  67 fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"),  and that it understands  that  there  are  certain  conditions  to the  availability  of the  RFC  Exemption including that such  Certificate  must be rated, at the time of purchase,  not lower than "BBB-"
(or its  equivalent)  by  Standard & Poor's,  Fitch or Moody's or (c) (i) the  transferee  is an insurance  company,  (ii) the source of funds to be used by it to purchase the Certificate is an
"insurance  company general account" (within the meaning of U.S.  Department of Labor prohibited transaction  class exemption  ("PTCE") 95-60),  and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each  entity  that  satisfies  this  clause  (c), a
"complying insurance company).

               If this  Certificate  (or any interest  herein) is acquired or held by any person that does not  satisfy  the  conditions  described  in the  preceding  paragraph,  then the last preceding  transferee that either (i) is not a plan investor,  (ii) acquired such Certificate in compliance  with  the RFC  Exemption,  or  (iii)  is a  complying  insurance  company  shall  be restored,  to the extent  permitted by law, to all rights and  obligations as Certificate  owner thereof  retroactive  to the date of such  transfer of this  Certificate.  The Trustee  shall be under no  liability  to any  person  for making any  payments  due on this  Certificate  to such preceding transferee.

               This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are  limited in right of payment  to certain  collections  and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the
Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan, such advance is  reimbursable to the Master  Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been distributable to Certificateholders.

               As provided in the Agreement,  withdrawals from the Custodial  Account and/or the
Certificate  Account  created  for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than  distributions  to  Certificateholders,  such purposes  including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Company,  the Master
Servicer  and the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the  Company,  the Master  Servicer  and the Trustee  with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each
Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued  upon the  transfer  hereof or in  exchange  herefor  or in lieu hereof  whether or not  notation of such  consent is made upon the  Certificate.  The  Agreement also permits the amendment thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

               As  provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is  registrable  in the  Certificate  Register  upon surrender  of  this  Certificate  for  registration  of  transfer  at the  offices  or  agencies appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or  other  written  instrument  of  transfer  in  form  satisfactory  to  the  Trustee  and  the
Certificate  Registrar  duly  executed  by the  Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations evidencing  the same Class and aggregate  Percentage  Interest will be issued to the  designated transferee or transferees.

               The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified in the  Agreement.  As provided in the Agreement and subject  to certain  limitations  therein  set  forth,  Certificates  are  exchangeable  for new
Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for  any  such  registration  of  transfer  or exchange,  but the  Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer,  the Trustee and the Certificate  Registrar and
any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations  created by the Agreement in respect of the  Certificates and the
Trust Fund  created  thereby  shall  terminate  upon the  payment to  Certificateholders  of all amounts  held by or on behalf of the  Trustee and  required  to be paid to them  pursuant to the
Agreement  following the earlier of (i) the maturity or other  liquidation  of the last Mortgage
Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in  respect  of such
Mortgage  Loans,  thereby  effecting  early  retirement  of  the  Certificates.   The  Agreement
permits,  but does not require,  the Master  Servicer to (i) purchase at a price  determined  as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the
Holders  thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans as of the Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten  percent of the  Cut-off  Date  Principal
Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon  has  been  executed  by the
Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee

                                            By:
                                                 Authorized Signatory

                                 CERTIFICATE OF AUTHENTICATION

               This is one of the Class M-     Certificates referred to in the
within-mentioned Agreement.

                                            [_________________________],
                                                  as Certificate Registrar

                                            By:
                                                 Authorized Signatory

                                           ASSIGNMENT

               FOR VALUE  RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto ____________________________________________________________________________ (Please  print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of  registration  of such interest to assignee on the  Certificate  Register of the
Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

                                               ______________________________________
Dated:___________________________              Signature by or on behalf of assignor

                                               _______________________________________
                                                 Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire  transfer  or  otherwise,  in  immediately available funds to  __________________________________ for  the  account of ____________________
account  number __________________,   or,  if mailed    by    check,    to_____________________.

               Applicable statements should be mailed to ______________________________________.

               This  information  is provided  by______________________________ , the  assignee named above, or ___________________________ , as its agent.

                                           EXHIBIT C

                                  FORM OF CLASS B CERTIFICATE

THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  AND CLASS M
CERTIFICATES  [AND CLASS B-1] [CLASS B-2  CERTIFICATES]  DESCRIBED IN THE  AGREEMENT (AS DEFINED
HEREIN).

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS
AMENDED,  OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS
REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE
EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION  5.02(e) OF THE  AGREEMENT OR AN OPINION OF COUNSEL
SATISFACTORY  TO THE  TRUSTEE  THAT THE  PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF THE  EMPLOYEE  RETIREMENT
INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE MASTER  SERVICER,  THE  COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR  LIABILITY  IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE  TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS  860G AND 860D OF THE CODE.  THE  FOLLOWING  INFORMATION  IS  PROVIDED  SOLELY  FOR THE
PURPOSES OF APPLYING THE U.S.  FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT  ("OID") RULES TO THIS
CERTIFICATE.  THE ISSUE DATE OF THIS  CERTIFICATE  IS  ___________  __, ____.  ASSUMING THAT THE
MORTGAGE  LOANS  PREPAY  AT  100%  OF THE  PREPAYMENT  SPEED  ASSUMPTION  (AS  DESCRIBED  IN THE
PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE  HAS BEEN ISSUED WITH NO MORE THAN  $[      ] OF OID
PER $[1,000] OF INITIAL  CERTIFICATE  PRINCIPAL  BALANCE,  THE YIELD TO MATURITY IS  [        ]%
AND THE AMOUNT OF OID  ATTRIBUTABLE  TO THE INITIAL  ACCRUAL PERIOD IS NO MORE THAN  $[        ]
PER $[1,000] OF INITIAL  CERTIFICATE  PRINCIPAL BALANCE,  COMPUTED UNDER THE APPROXIMATE METHOD.
NO  REPRESENTATION  IS  MADE  THAT  THE  MORTGAGE  LOANS  WILL  PREPAY  AT A RATE  BASED  ON THE
PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                        SERIES ____-___

       evidencing  a  percentage  interest in any  distributions  allocable to the Class
       B-      Certificates  with  respect to the Trust Fund  consisting  primarily of a pool of  [conventional  one- to  four-family  fixed  interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate  is payable  solely from the assets of the Trust Fund, and does not represent an obligation  of or interest in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or  any  of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or insured by any governmental  agency or instrumentality  or by Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

               This certifies that Residential  Accredit Loans,  Inc. is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the  Certificate
Principal  Balance of this  Certificate by the aggregate  Certificate  Principal  Balance of all
Class B-     Certificates,  both as specified above) in certain  distributions with respect to a
Trust Fund consisting  primarily of a pool of [conventional  one- to four-family  fixed interest rate first mortgage  loans] (the  "Mortgage  Loans"),  formed and sold by  Residential  Accredit
Loans,  Inc.  (hereinafter  called the "Company," which term includes any successor entity under the  Agreement  referred  to  below).  The Trust  Fund was  created  pursuant  to a Pooling  and
Servicing  Agreement dated as specified above (the  "Agreement")  among the Company,  the Master
Servicer  and  __________________,  as  trustee  (the  "Trustee"),  a summary  of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following  (the  "Distribution  Date"),  commencing  on the first  Distribution  Date  specified above,  to the Person in whose name this  Certificate  is registered at the close of business on the  last  day  (or if such  last  day is not a  Business  Day,  the  Business  Day  immediately preceding  such last day) of the  month  next  preceding  the  month of such  distribution  (the
"Record Date"), from the Available  Distribution Amount in an amount equal to the product of the
Percentage  Interest  evidenced by this  Certificate  and the amount (of interest and principal, if any)  required to be  distributed  to Holders of Class B  Certificates  on such  Distribution
Date.

               Distributions  on this  Certificate  will be made  either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately available funds (by wire transfer or otherwise) for the account of the Person  entitled  thereto if such Person  shall have so notified  the Master  Servicer or such Paying  Agent,  or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

               Notwithstanding  the above,  the final  distribution on this  Certificate will be made  after due notice of the  pendency  of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the  office  or agency  appointed  by the  Trustee  for that purpose.  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.
The  Certificate  Principal  Balance  hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer  of this Class B  Certificate  will be made  unless such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in  accordance  with  said Act and  laws.  In the event  that such a  transfer  is to be made,  (i) the  Trustee  or the  Company  may  require an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee and the
Company  that such  transfer  is  exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made pursuant to the  registration  requirements  of the  Securities
Act of 1933,  as amended,  and of any  applicable  statute of any state and (ii) the  transferee shall execute an investment  letter in the form  described by the  Agreement.  The Holder hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the
Company,  the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the Trustee against  any  liability  that may  result  if the  transfer  is not so  exempt or is not made in accordance with such Federal and state laws. In connection  with any such transfer,  the Trustee will also require  either (i) an opinion of counsel  addressed  to the Trustee,  the Company and the Master  Servicer,  acceptable to and in form and substance  satisfactory to the Trustee with respect to the  permissibility  of such transfer under the Employee  Retirement  Income Security
Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal  Revenue Code (the "Code")
and stating,  among other things,  that the  transferee's  acquisition  of a Class B Certificate will not  constitute  or result in a  non-exempt  prohibited  transaction  under  Section 406 of
ERISA or Section 4975 of the Code or (ii) a representation  letter,  in the form as described by
Section  5.02(e)  of the  Agreement,  either  stating  that the  transferee  is not an  employee benefit  or other plan  subject to the  prohibited  transaction  provisions  of ERISA or Section
4975 of the Code (a "Plan"),  or any other person  (including  an  investment  manager,  a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any  Certificate  with "plan assets" of any Plan, or stating that the transferee is an insurance company,  the source of funds to be used by it to  purchase  the  Certificate  is an  "insurance company  general  account"  (within the meaning of  Department of Labor  Prohibited  Transaction
Class  Exemption  ("PTCE")  95-60),  and the  purchase  is  being  made  in  reliance  upon  the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are  limited in right of payment  to certain  collections  and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the
Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan, such advance is  reimbursable to the Master  Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been distributable to Certificateholders.

               As provided in the Agreement,  withdrawals from the Custodial  Account and/or the
Certificate  Account  created  for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than  distributions  to  Certificateholders,  such purposes  including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Company,  the Master
Servicer  and the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the  Company,  the Master  Servicer  and the Trustee  with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each
Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued  upon the  transfer  hereof or in  exchange  herefor  or in lieu hereof  whether or not  notation of such  consent is made upon the  Certificate.  The  Agreement also permits the amendment thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

               As  provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is  registrable  in the  Certificate  Register  upon surrender  of  this  Certificate  for  registration  of  transfer  at the  offices  or  agencies appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or  other  written  instrument  of  transfer  in  form  satisfactory  to  the  Trustee  and  the
Certificate  Registrar  duly  executed  by the  Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations evidencing  the same Class and aggregate  Percentage  Interest will be issued to the  designated transferee or transferees.

               The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified in the  Agreement.  As provided in the Agreement and subject  to certain  limitations  therein  set  forth,  Certificates  are  exchangeable  for new
Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for  any  such  registration  of  transfer  or exchange,  but the  Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer,  the Trustee and the Certificate  Registrar and
any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations  created by the Agreement in respect of the  Certificates and the
Trust Fund  created  thereby  shall  terminate  upon the  payment to  Certificateholders  of all amounts  held by or on behalf of the  Trustee and  required  to be paid to them  pursuant to the
Agreement  following the earlier of (i) the maturity or other  liquidation  of the last Mortgage
Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in  respect  of such
Mortgage  Loans,  thereby  effecting  early  retirement  of  the  Certificates.   The  Agreement
permits,  but does not require,  the Master  Servicer to (i) purchase at a price  determined  as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the
Holders  thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans as of the Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten  percent of the  Cut-off  Date  Principal
Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon  has  been  executed  by the
Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee

                                            By:
                                                 Authorized Signatory

                                 CERTIFICATE OF AUTHENTICATION

               This is one of the Class B-     Certificates referred to in the
within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By:
                                                 Authorized Signatory

                                           ASSIGNMENT

               FOR VALUE  RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto ____________________________________________________________________________ (Please  print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of  registration  of such interest to assignee on the  Certificate  Register of the
Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

                                               ______________________________________
Dated:___________________________              Signature by or on behalf of assignor

                                               _______________________________________
                                                 Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire  transfer  or  otherwise,  in  immediately available funds to  __________________________________ for  the  account of ____________________
account  number __________________,   or,  if mailed    by    check,    to_____________________.

               Applicable statements should be mailed to ______________________________________.

               This  information  is provided  by______________________________ , the  assignee named above, or ___________________________ , as its agent.

                                          EXHIBIT C-I

                                  FORM OF CLASS P CERTIFICATE

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS
AMENDED,  OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS
REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE
EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT).

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION  5.02(e) OF THE  AGREEMENT OR AN OPINION OF COUNSEL
SATISFACTORY  TO THE THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF THE  EMPLOYEE  RETIREMENT
INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE MASTER  SERVICER,  THE  COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR  LIABILITY  IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. ___                               Prepayment Charge

Class P - Prepayment Charge                       Aggregate Certificate Principal Balance
                                                  of the Class P
Date of Pooling and Servicing                     Certificates as of
Agreement and Cut-off Date:                       the Cut-off Date:
__________ 1, ____                                $0.00

First Distribution Date:                          Initial Certificate Principal Balance of this
__________ 25, ____                               Certificate: $____

Master Servicer:                                  Percentage Interest of this Certificate:
Residential Funding Company, LLC                  100%

Assumed Final Distribution Date:                  CUSIP: __________
__________ 25, ____

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                        SERIES ____-___

       evidencing a percentage  interest in any  distributions  allocable to the Class P
       Certificates  with  respect to the Trust Fund  consisting  primarily of a pool of
       [one- to  four-family  residential,  payment-option,  adjustable-rate  first lien mortgage  loans  with  a  negative  amortization  feature]  formed  and  sold  by
       RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate  is payable  solely from the assets of the Trust Fund, and does not represent an obligation  of or interest in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or  any  of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or insured by any governmental  agency or instrumentality  or by Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

               This certifies that  ____________________________  is the registered owner of the
Percentage   Interest   evidenced  by  this   Certificate   (as  specified   above)  in  certain
distributions  with  respect  to a  Trust  Fund  consisting  primarily  of a pool  of  [one-  to four-family  residential,  payment-option,  adjustable-rate  first  lien  mortgage  loans with a negative amortization  feature] (the "Mortgage Loans"),  formed and sold by Residential Accredit
Loans,  Inc.  (hereinafter  called the "Company," which term includes any successor entity under the  Agreement  referred  to  below).  The Trust  Fund was  created  pursuant  to a Pooling  and
Servicing  Agreement dated as specified above (the  "Agreement")  among the Company,  the Master
Servicer  and  ____________________,  as trustee  (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following  (the  "Distribution  Date"),  commencing  on the first  Distribution  Date  specified above,  to the Person in whose name this  Certificate  at the close of  business on the last day
(or if such last day is not a Business  Day, the Business Day  immediately  preceding  such last day) of the month  immediately  preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the amount  required to be distributed to Holders of Class P Certificates  on such  Distribution
Date.

               Distributions  on this  Certificate  will be made  either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately available funds (by wire transfer or otherwise) for the account of the Person  entitled  thereto if such Person  shall have so notified  the Master  Servicer or such Paying  Agent,  or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

               Notwithstanding  the above,  the final  distribution on this  Certificate will be made  after due notice of the  pendency  of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the  office  or agency  appointed  by the  Trustee  for that purpose.

               No transfer  of this Class P  Certificate  will be made  unless such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in  accordance  with  said Act and  laws.  In the event  that such a  transfer  is to be made,  (i) the  Trustee  or the  Company  may  require an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee and the
Company  that such  transfer  is  exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made pursuant to the  registration  requirements  of the  Securities
Act of 1933,  as amended,  and of any  applicable  statute of any state and (ii) the  transferee shall execute an investment  letter in the form  described by the  Agreement.  The Holder hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the
Company,  the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the Trustee against  any  liability  that may  result  if the  transfer  is not so  exempt or is not made in accordance with such Federal and state laws. In connection  with any such transfer,  the Trustee will also require  either (i) an opinion of counsel  addressed  to the Trustee,  the Company and the Master  Servicer,  acceptable to and in form and substance  satisfactory to the Trustee with respect to the  permissibility  of such transfer under the Employee  Retirement  Income Security
Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal  Revenue Code (the "Code")
and stating,  among other things,  that the  transferee's  acquisition  of a Class P Certificate will not  constitute  or result in a  non-exempt  prohibited  transaction  under  Section 406 of
ERISA or Section 4975 of the Code or (ii) a representation  letter,  in the form as described by
Section  5.02(e)  of the  Agreement,  either  stating  that the  transferee  is not an  employee benefit  or other plan  subject to the  prohibited  transaction  provisions  of ERISA or Section
4975 of the Code (a "Plan"),  or any other person  (including  an  investment  manager,  a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are  limited in right of payment  to certain  collections  and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the
Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan, such advance is  reimbursable to the Master  Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been distributable to Certificateholders.

               As provided in the Agreement,  withdrawals from the Custodial  Account and/or the
Certificate  Account  created  for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than  distributions  to  Certificateholders,  such purposes  including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Company,  the Master
Servicer  and the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the  Company,  the Master  Servicer  and the Trustee  with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each
Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued  upon the  transfer  hereof or in  exchange  herefor  or in lieu hereof  whether or not  notation of such  consent is made upon the  Certificate.  The  Agreement also permits the amendment thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

               As  provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is  registrable  in the  Certificate  Register  upon surrender  of  this  Certificate  for  registration  of  transfer  at the  offices  or  agencies appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or  other  written  instrument  of  transfer  in  form  satisfactory  to  the  Trustee  and  the
Certificate  Registrar  duly  executed  by the  Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations evidencing  the same Class and aggregate  Percentage  Interest will be issued to the  designated transferee or transferees.

               The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified in the  Agreement.  As provided in the Agreement and subject  to certain  limitations  therein  set  forth,  Certificates  are  exchangeable  for new
Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for  any  such  registration  of  transfer  or exchange,  but the  Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer,  the Trustee and the Certificate  Registrar and
any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations  created by the Agreement in respect of the  Certificates and the
Trust Fund  created  thereby  shall  terminate  upon the  payment to  Certificateholders  of all amounts  held by or on behalf of the  Trustee and  required  to be paid to them  pursuant to the
Agreement  following the earlier of (i) the maturity or other  liquidation  of the last Mortgage
Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in  respect  of such
Mortgage  Loans,  thereby  effecting  early  retirement  of  the  Certificates.   The  Agreement
permits,  but does not require,  the Master  Servicer to (i) purchase at a price  determined  as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the
Holders  thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans as of the Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten  percent of the  Cut-off  Date  Principal
Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon  has  been  executed  by the
Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______________                      [____________________________],
                                                as Trustee

                                            By:
                                                 Authorized Signatory

                                 CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                            [____________________________],
                                                   as Certificate Registrar

                                            By:______________________________
                                                   Authorized Signatory

                                           ASSIGNMENT

               FOR VALUE  RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto ____________________________________________________________________________ (Please  print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of  registration  of such interest to assignee on the  Certificate  Register of the
Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

                                               ______________________________________
Dated:___________________________              Signature by or on behalf of assignor

                                               _______________________________________
                                                 Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire  transfer  or  otherwise,  in  immediately available funds to  __________________________________ for  the  account of ____________________
account  number __________________,   or,  if mailed    by    check,    to_____________________.

               Applicable statements should be mailed to ______________________________________.

               This  information  is provided  by______________________________ , the  assignee named above, or ___________________________ , as its agent.

                                          EXHIBIT C-II

                                    CLASS SB-[ ] CERTIFICATE

        THIS  CERTIFICATE IS  SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES,  THE
CLASS M-1, CLASS M-2,  CLASS M-3,  [CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7, CLASS M-8, CLASS
M-9 AND CLASS M-10] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST"
IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF
1933,  AS  AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED
UNLESS  IT  IS  REGISTERED  PURSUANT  TO  SUCH  ACT  AND  LAWS  OR IS  SOLD  OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW
AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  5.02 OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

        NO  TRANSFER  OF THIS  CERTIFICATE  OR ANY  INTEREST  HEREIN  SHALL  BE MADE TO ANY PLAN
SUBJECT  TO TITLE I OF ERISA OR  SECTION  4975 OF THE  CODE,  ANY  PERSON  ACTING,  DIRECTLY  OR
INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON  ACQUIRING  SUCH  CERTIFICATES  WITH "PLAN
ASSETS" OF A PLAN WITHIN THE MEANING OF THE  DEPARTMENT OF LABOR  REGULATION  PROMULGATED  AT 29
C.F.R.SS.2510.3-101,  AS MODIFIED BY SECTION 3(42) OF ERISA ("PLAN ASSET  REGULATIONS"),  UNLESS
THE  DEPOSITOR,  THE TRUSTEE AND THE MASTER  SERVICER  ARE  PROVIDED  WITH AN OPINION OF COUNSEL
WHICH  ESTABLISHES TO THE  SATISFACTION OF THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE IS
PERMISSIBLE  UNDER  APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED  TRANSACTION
UNDER  TITLE I OF ERISA OR SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE  DEPOSITOR,  THE
MASTER  SERVICER,  THE  TRUSTEE  OR THE TRUST FUND TO ANY  OBLIGATION  OR  LIABILITY  (INCLUDING
OBLIGATIONS  OR  LIABILITIES  UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO
THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF. THE
DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND.

Class SB-[ ] Subordinate                          Certificate No. ___

Date of Pooling and Servicing Agreement           Percentage Interest: _____%
and Cut-off Date:
___________ 1, ____

First Distribution Date:                          Aggregate Initial Notional Principal
___________ 25, ____                              Balance of the Class SB-[ ] Certificates:
                                                  $____________

Master Servicer:                                  Initial Notional Balance
Residential Funding Company, LLC                  of this Class SB-2 Certificate:
                                                  $____________

Maturity Date:                                    CUSIP: ____________
___________ 25, ____

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                       Series _____-____

               evidencing a percentage  interest in any  distributions  allocable to the Class SB-[ ]  Certificates  with  respect to the Trust Fund
               consisting   primarily   of  a  pool  of  [one-   to   four-family
               residential,  hybrid  adjustable-rate  first lien  mortgage  loans
               with  a  negative   amortization   feature]  formed  and  sold  by
               RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not represent  an  obligation  of or  interest  in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or  any  of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or insured by any governmental  agency or instrumentality  or by Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  LLC or any of their  affiliates will have any  obligation  with respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

        This certifies that PRAMWAVE & CO. is the  registered  owner of the Percentage  Interest evidenced  by  this  Certificate  in  certain  distributions  with  respect  to the  Trust  Fund consisting  primarily  of an interest in a pool of [one- to  four-family  adjustable  rate first lien  mortgage  loans]  (the  "Mortgage  Loans"),  sold  by  Residential  Accredit  Loans,  Inc.
(hereinafter  called the  "Depositor,"  which  term  includes  any  successor  entity  under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement dated as specified above (the  "Agreement")  among the Depositor,  the Master Servicer and  _____________,  as  trustee  (the  "Trustee"),  a  summary  of  certain  of  the  pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized terms used herein  have the  meanings  assigned in the  Agreement.  This  Certificate  is issued under and is  subject  to the  terms,  provisions  and  conditions  of the  Agreement,  to which
Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof,  assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following
(the  "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding  the month of such  distribution  (the  "Record  Date"),  from the
Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this Certificate and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[ ] Certificates on such Distribution Date.

        Distributions  on this  Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed by the Trustee in  immediately  available funds (by wire transfer or  otherwise)  for the account of the Person  entitled  thereto if such
Person shall have so notified the Master  Servicer or such Paying  Agent,  or by check mailed to the  address  of the Person  entitled  thereto,  as such name and  address  shall  appear on the
Certificate Register.

        Notwithstanding  the above,  the final  distribution  on this  Certificate  will be made after due notice of the pendency of such  distribution and only upon  presentation and surrender of this  Certificate  at the office or agency  appointed  by the Trustee for that  purpose.  The
Notional  Amount  of this  Class  SB-[ ]  Certificate  as of any date of  determination  will be calculated as described in the  Agreement.  This Class SB-[ ] Certificate  will accrue  interest at the  Pass-Through  Rate on the  Notional  Amount as indicated  in the  definition  of Accrued
Certificate  Interest in the Agreement.  This Class SB-[ ] Certificate  will not accrue interest on its Certificate Principal Balance.

        No  transfer  of this Class SB-[ ]  Certificate  will be made  unless  such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor may require an opinion of counsel  acceptable to and in form and substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the  Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form  described  by the  Agreement.  The  Holder  hereof  desiring  to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor, the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee against any liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such Federal and state laws.

        No  transfer  of this  Certificate  or any  interest  herein  shall  be made to any Plan subject  to Title I of ERISA or  Section  4975 of the  Code,  any  Person  acting,  directly  or indirectly,  on behalf of any such Plan or any Person  acquiring  such  Certificates  with "plan assets" of a Plan within the meaning of the  Department of Labor  regulation  promulgated  at 29
C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA ("Plan Asset  Regulations"),  unless the  Depositor,  the Trustee and the Master  Servicer  are  provided  with an Opinion of Counsel which  establishes to the  satisfaction of the Trustee that the purchase of this  Certificate is permissible  under  applicable law, will not constitute or result in any prohibited  transaction under  Title I of ERISA or Section  4975 of the Code and will not  subject  the  Depositor,  the
Master  Servicer,  the  Trustee  or the Trust Fund to any  obligation  or  liability  (including obligations  or  liabilities  under Title I of ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of Counsel  shall not be an expense of the
Depositor, the Master Servicer, the Trustee or the Trust Fund.

        This  Certificate is one of a duly authorized  issue of  Certificates  issued in several
Classes designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates  are limited in right of payment to certain  collections and recoveries respecting  the  Mortgage  Loans,  all  as  more  specifically  set  forth  herein  and  in  the
Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan, such advance is  reimbursable to the Master  Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been distributable to Certificateholders.

        As  provided  in the  Agreement,  withdrawals  from the  Custodial  Account  and/or  the
Certificate  Account  created  for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than  distributions  to  Certificateholders,  such purposes  including  without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits,  with certain  exceptions therein provided,  the amendment of the
Agreement  and the  modification  of the rights and  obligations  of the  Depositor,  the Master
Servicer  and the  Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the  Trustee  with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less  than  66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange herefor or in lieu hereof  whether or not  notation of such  consent is made upon the  Certificate.  The
Agreement  also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the Certificates  and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the Certificate  Register upon surrender of this
Certificate for  registration  of transfer at the offices or agencies  appointed by the Trustee, duly  endorsed  by,  or  accompanied  by an  assignment  in the  form  below  or  other  written instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed  by the Holder  hereof or such  Holder's  attorney  duly  authorized  in  writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement  and subject  to certain  limitations  therein  set  forth,  Certificates  are  exchangeable  for new
Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee  may  require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any
agent of the  Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may
treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Depositor,  the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in accordance with the laws of the
State of New York.

        The obligations  created by the Agreement in respect of the  Certificates  and the Trust
Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required to be paid to them  pursuant to the  Agreement following  the  earlier of (i) the  maturity  or other  liquidation  of the last  Mortgage  Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by the Master  Servicer  from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in  respect  of such
Mortgage Loans,  thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require,  the Master  Servicer (i) to purchase,  at a price  determined as provided in the  Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any
Mortgage Loan or (ii) to purchase in whole,  but not in part, all of the  Certificates  from the
Holders  thereof,  provided,  that any such option may only be exercised if the Stated Principal
Balance before giving effect to the  distributions to be made on such  Distribution  Date of the
Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are distributed  is less than ten  percent of the Cut-off  Date  Principal  Balance of the  Mortgage
Loans.

        Unless the  certificate of  authentication  hereon has been executed by the  Certificate
Registrar by manual  signature,  this Certificate shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

                                    [Signature Page Follows]

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   __________________________,
                                                   as Trustee

                                                   By:........................................
                                                      Authorized Signatory

Dated:  _________, ____

                                 CERTIFICATE OF AUTHENTICATION

        This is one of the Class SB-[ ] Certificates referred to in the within-mentioned
Agreement.

                                                   ___________________________,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                           ASSIGNMENT

               FOR VALUE  RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto ____________________________________________________________________________ (Please  print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of  registration  of such interest to assignee on the  Certificate  Register of the
Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

                                               ______________________________________
Dated:___________________________              Signature by or on behalf of assignor

                                               _______________________________________
                                                 Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire  transfer  or  otherwise,  in  immediately available funds to  __________________________________ for  the  account of ____________________
account  number __________________,   or,  if mailed    by    check,    to_____________________.

               Applicable statements should be mailed to ______________________________________.

               This  information  is provided  by______________________________ , the  assignee named above, or ___________________________ , as its agent.

                                           EXHIBIT D

                                  FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY  NOT BE  HELD  BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS
860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION  5.02(e) OF THE  AGREEMENT OR AN OPINION OF COUNSEL
SATISFACTORY  TO THE  TRUSTEE  THAT THE  PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF THE  EMPLOYEE  RETIREMENT
INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE MASTER  SERVICER,  THE  COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR  LIABILITY  IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH
TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR  POLITICAL  SUBDIVISION  THEREOF,  ANY
POSSESSION  OF THE UNITED  STATES,  OR ANY  AGENCY OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING
(OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO
TAX AND EXCEPT FOR FREDDIE  MAC, A MAJORITY OF ITS BOARD OF  DIRECTORS  IS NOT  SELECTED BY SUCH
GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION  (OTHER THAN CERTAIN FARMERS'
COOPERATIVES  DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED BY
CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF
THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE
INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION  1381(a)(2)(C) OF
THE CODE,  (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON
DESCRIBED IN THE  FOREGOING  CLAUSES  (A),  (B),  (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A
"DISQUALIFIED ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF
SUCH  TRANSFER  IS TO  IMPEDE  THE  ASSESSMENT  OR  COLLECTION  OF TAX AND (3)  SUCH  TRANSFEREE
SATISFIES  CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION  IN THE  CERTIFICATE  REGISTER OR ANY  TRANSFER,
SALE OR OTHER  DISPOSITION OF THIS  CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT
WHATSOEVER  AND SUCH  PERSON  SHALL  NOT BE  DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE
HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.
EACH  HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE
CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Company, LLC                                %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                        SERIES ____-___

        evidencing a percentage  interest in any distributions  allocable to the Class R
        Certificates  with respect to the Trust Fund  consisting  primarily of a pool of
        [conventional  one- to four-family  fixed  interest rate first  mortgage  loans]
        formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate  is payable  solely from the assets of the Trust Fund, and does not represent an obligation  of or interest in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or  any  of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or insured by any governmental  agency or instrumentality  or by Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

               This  certifies  that                                                      is the
registered  owner  of the  Percentage  Interest  evidenced  by  this  Certificate  (obtained  by dividing  the  Initial  Certificate  Principal  Balance  of this  Certificate  by the  aggregate
Initial Certificate  Principal Balance of all Class R Certificates,  both as specified above) in certain  distributions  with  respect  to the  Trust  Fund  consisting  primarily  of a pool  of
[conventional  one- to  four-family  fixed  interest rate first  mortgage  loans] (the "Mortgage
Loans"),  formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term  includes any  successor  entity under the  Agreement  referred to below).  The Trust
Fund was created  pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the
"Agreement")  among the Company,  the Master  Servicer and  __________________,  as trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.
To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such  distribution  (the "Record Date"),  from the
Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each  Holder of this  Certificate  will be  deemed to have  agreed to be bound by the  restrictions  set forth in the  Agreement  to the effect  that (i) each  person  holding or acquiring  any  Ownership  Interest in this  Certificate  must be a United  States  Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this Certificate will be conditioned  upon the  delivery to the  Trustee of,  among other  things,  an  affidavit  to the effect that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted  or purported  transfer  of any  Ownership  Interest  in  this  Certificate  in  violation  of  such restrictions  will be  absolutely  null  and  void  and will  vest no  rights  in the  purported transferee,  and  (iv)  if any  person  other  than  a  United  States  Person  and a  Permitted
Transferee   acquires  any  Ownership   Interest  in  this  Certificate  in  violation  of  such
restrictions,  then the Company will have the right,  in its sole  discretion and without notice to the Holder of this  Certificate,  to sell this  Certificate  to a  purchaser  selected by the
Company,  which  purchaser may be the Company,  or any  affiliate of the Company,  on such terms and conditions as the Company may choose.

               Notwithstanding  the above,  the final  distribution on this  Certificate will be made  after due notice of the  pendency  of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the  office  or agency  appointed  by the  Trustee  for that purpose.  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.
The  Certificate  Principal  Balance  hereof  will be  reduced  to the  extent of  distributions
allocable  to  principal  and  any  Realized  Losses  allocable  hereto.   Notwithstanding   the
reduction of the  Certificate  Principal  Balance hereof to zero, this  Certificate  will remain outstanding  under the  Agreement  and the Holder hereof may have  additional  obligations  with respect  to this  Certificate,  including  tax  liabilities,  and  may be  entitled  to  certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No  transfer  of this Class R  Certificate  will be made  unless the  Trustee has received either (i) an opinion of counsel  addressed to the Trustee,  the Company and the Master
Servicer,  acceptable to and in form and substance  satisfactory  to the Trustee with respect to the  permissibility of such transfer under the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal  Revenue Code (the "Code") and stating, among  other  things,  that  the  transferee's  acquisition  of a Class R  Certificate  will not constitute  or result in a  non-exempt  prohibited  transaction  under  Section  406 of ERISA or
Section  4975 of the  Code or (ii) a  representation  letter,  in the form as  described  by the
Agreement,  stating that the transferee is not an employee  benefit or other plan subject to the prohibited  transaction  provisions  of ERISA or  Section  4975 of the Code (a  "Plan"),  or any
other person  (including  an  investment  manager,  a named  fiduciary or a trustee of any Plan)
acting,  directly or indirectly,  on behalf of or purchasing any Certificate  with "plan assets"
of any Plan.

               This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are  limited in right of payment  to certain  collections  and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the
Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan, such advance is  reimbursable to the Master  Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been distributable to Certificateholders.

               As provided in the Agreement,  withdrawals from the Custodial  Account and/or the
Certificate  Account  created  for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than  distributions  to  Certificateholders,  such purposes  including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Company,  the Master
Servicer  and the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the  Company,  the Master  Servicer  and the Trustee  with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each
Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued  upon the  transfer  hereof or in  exchange  herefor  or in lieu hereof  whether or not  notation of such  consent is made upon the  Certificate.  The  Agreement also permits the amendment thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

               As  provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is  registrable  in the  Certificate  Register  upon surrender  of  this  Certificate  for  registration  of  transfer  at the  offices  or  agencies appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or  other  written  instrument  of  transfer  in  form  satisfactory  to  the  Trustee  and  the
Certificate  Registrar  duly  executed  by the  Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations evidencing  the same Class and aggregate  Percentage  Interest will be issued to the  designated transferee or transferees.

               The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified in the  Agreement.  As provided in the Agreement and subject  to certain  limitations  therein  set  forth,  Certificates  are  exchangeable  for new
Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for  any  such  registration  of  transfer  or exchange,  but the  Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer,  the Trustee and the Certificate  Registrar and
any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations  created by the Agreement in respect of the  Certificates and the
Trust Fund  created  thereby  shall  terminate  upon the  payment to  Certificateholders  of all amounts  held by or on behalf of the  Trustee and  required  to be paid to them  pursuant to the
Agreement  following the earlier of (i) the maturity or other  liquidation  of the last Mortgage
Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in  respect  of such
Mortgage  Loans,  thereby  effecting  early  retirement  of  the  Certificates.   The  Agreement
permits,  but does not require,  the Master  Servicer to (i) purchase at a price  determined  as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the
Holders  thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans as of the Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten  percent of the  Cut-off  Date  Principal
Balance of the Mortgage Loans.

               Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further  provisions  shall for all  purpose  have the same effect as if set forth at this place.

               Unless  the  certificate  of  authentication  hereon  has  been  executed  by the
Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee

                                            By:
                                                 Authorized Signatory

                                 CERTIFICATE OF AUTHENTICATION

               This  is one of the  Class R  Certificates  referred  to in the  within-mentioned
Agreement.

                                            [____________________________],
                                                 as Certificate Registrar

                                            By:
                                                 Authorized Signatory

                                           ASSIGNMENT

               FOR VALUE  RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto ____________________________________________________________________________ (Please  print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of  registration  of such interest to assignee on the  Certificate  Register of the
Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

                                               ______________________________________
Dated:___________________________              Signature by or on behalf of assignor

                                               _______________________________________
                                                 Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire  transfer  or  otherwise,  in  immediately available funds to  __________________________________ for  the  account of ____________________
account  number __________________,   or,  if mailed    by    check,    to_____________________.

               Applicable statements should be mailed to ______________________________________.

               This  information  is provided  by______________________________ , the  assignee named above, or ___________________________ , as its agent.

                                           EXHIBIT E

                                FORM OF SELLER/SERVICER CONTRACT

        This  Seller/Servicer  Contract (as may be amended,  supplemented or otherwise  modified
from time to time,  this  "Contract")  is made this                      day of                ,
20        ,  by and  between  Residential  Funding  Company,  LLC,  its  successors  and assigns
("Residential Funding") and                                              (the "Seller/Servicer,"
and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS,  the  Seller/Servicer  desires  to sell  Loans to,  and/or  service  Loans for,
Residential   Funding,   and   Residential   Funding   desires  to   purchase   Loans  from  the
Seller/Servicer  and/or have the Seller/Servicer  service various of its Loans,  pursuant to the terms of this  Contract and the  Residential  Funding  Seller and Servicer  Guides  incorporated herein  by  reference,  as  amended,  supplemented  or  otherwise  modified,  from  time to time
(together, the "Guides").

        NOW,  THEREFORE,  in  consideration  of the  premises,  and the  terms,  conditions  and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The  Seller/Servicer  acknowledges  that  it has  received  and  read  the  Guides.  All provisions of the Guides are  incorporated  by reference  into and made a part of this Contract, and shall be binding upon the parties;  provided,  however,  that the  Seller/Servicer  shall be entitled to sell Loans to and/or service Loans for  Residential  Funding only if and for so long as it  shall  have  been  authorized  to  do so by  Residential  Funding  in  writing.  Specific reference in this  Contract to particular  provisions of the Guides and not to other  provisions does not mean that those  provisions of the Guides not  specifically  cited in this Contract are not  applicable.  All terms used herein  shall have the same  meanings as such terms have in the
Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified  orally,  and no provision of this Contract may be waived or amended  except in writing  signed by the party  against  whom  enforcement  is sought.  Such a written  waiver or amendment must  expressly  reference this Contract.  However, by their terms,  the Guides may be amended or supplemented  by Residential  Funding from time to time.  Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The  Seller/Servicer  and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1)     Each party is duly organized,  validly existing,  and in good standing under the laws of its  jurisdiction  of  organization,  is qualified,  if  necessary,  to do business  and in  good  standing  in  each  jurisdiction  in  which  it is required to be so  qualified,  and has the  requisite  power and authority
                      to  enter  into  this  Contract  and  all  other   agreements   which  are
                      contemplated by this Contract and to carry out its  obligations  hereunder and under the Guides and under such other agreements.

(2)     This  Contract  has been duly  authorized,  executed  and  delivered  by each  party and
                      constitutes  a  valid  and  legally   binding   agreement  of  each  party
                      enforceable in accordance with its terms.

(3)     There is no action,  proceeding or  investigation  pending or  threatened,  and no basis therefor  is known to either  party,  that could  affect the  validity  or prospective validity of this Contract.

(4)     Insofar as its capacity to carry out any  obligation  under this  Contract is concerned, neither party is in violation of any charter,  articles of  incorporation, bylaws,  certificates of formation,  limited liability company  agreement,
                      mortgage,  indenture,   indebtedness,   agreement,  instrument,  judgment,
                      decree,  order,  statute,  rule or  regulation  and none of the  foregoing adversely  affects its  capacity to fulfill any of its  obligations  under this  Contract.  Its  execution  of, and  performance  pursuant  to,  this
                      Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In  addition  to  the  representations,  warranties  and  covenants  made  by the
               Seller/Servicer   pursuant  to   subparagraph   (a)  of  this  paragraph  3,  the
               Seller/Servicer  makes the  representations,  warranties  and covenants set forth in the Guides and, upon  request,  agrees to deliver to  Residential  Funding the certified  Resolution of Board of Directors  which  authorizes  the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer  Default shall occur,  Residential
Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time  shall  the  Seller/Servicer  represent  that it is  acting  as an  agent  of
Residential  Funding.   The  Seller/Servicer   shall,  at  all  times,  act  as  an  independent
contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract  restates,  amends and  supersedes  any and all prior Seller  Contracts or
Servicer  Contracts between the parties except that any subservicing  agreement  executed by the
Seller/Servicer  in  connection  with  any  loan-security  exchange  transaction  shall  not  be affected.

7.      ASSIGNMENT.

        This  Contract  may  not be  assigned  or  transferred,  in  whole  or in  part,  by the
Seller/Servicer  without the prior written consent of Residential  Funding.  Residential Funding may sell,  assign,  convey,  hypothecate,  pledge or in any other way  transfer,  in whole or in part,  without  restriction,  its rights under this  Contract and the Guides with respect to any
Commitment or Loan.

8.      NOTICES.

        All notices,  requests,  demands or other communications that are to be given under this
Contract shall be in writing,  addressed to the  appropriate  parties and sent by  telefacsimile or by  overnight  courier or by United  States  mail,  postage  prepaid,  to the  addresses  and telefacsimile  numbers  specified below.  However,  another name,  address and/or  telefacsimile number  may  be  substituted  by  the  Seller/Servicer  pursuant  to the  requirements  of  this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential  Funding,  notices must be sent to the  appropriate  address or  telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      Attention:
      Telefacsimile Number:  ( ____ ) ____ -_____________
9.      JURISDICTION AND VENUE.

        Each of the  parties  irrevocably  submits to the  jurisdiction  of any state or federal court located in Hennepin County,  Minnesota,  over any action, suit or proceeding to enforce or defend any right  under this  Contract  or  otherwise  arising  from any loan sale or  servicing relationship  existing in connection  with this  Contract,  and each of the parties  irrevocably agrees that all claims in respect of any such action or  proceeding  may be heard or  determined in such  state or federal  court.  Each of the  parties  irrevocably  waives  the  defense of an inconvenient  forum  to the  maintenance  of  any  such  action  or  proceeding  and  any  other substantive  or  procedural  rights or remedies it may have with respect to the  maintenance  of any such  action or  proceeding  in any such  forum.  Each of the  parties  agrees  that a final judgment in any such action or proceeding  shall be conclusive  and may be enforced in any other jurisdiction  by suit on the  judgment  or in any  other  manner  provided  by law.  Each of the parties  further  agrees not to institute  any legal  actions or  proceedings  against the other party or any  director,  officer,  employee,  attorney,  agent or property  of the other  party, arising  out of or relating to this  Contract in any court other than as  hereinabove  specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract,  including all documents  incorporated by reference  herein,  constitutes the entire  understanding  between  the  parties  hereto and  supersedes  all other  agreements, covenants,  representations,  warranties, understandings and communications between the parties, whether written or oral,  with respect to the  transactions  contemplated by this Contract.  All paragraph  headings  contained  herein are for  convenience  only and shall not be  construed as part of this  Contract.  Any provision of this Contract that is prohibited or  unenforceable  in any  jurisdiction  shall,  as to  such  jurisdiction,  be  ineffective  to the  extent  of  such
prohibition  or  unenforceability   without   invalidating  the  remaining  portions  hereof  or
affecting the validity or  enforceability of such provision in any other  jurisdiction,  and, to this end,  the  provisions  hereof  are  severable.  This  Contract  shall be  governed  by, and construed and enforced in  accordance  with,  applicable  federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and
Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                         (Name of Seller/Servicer)
By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
======================================= =========================================================

ATTEST:                                 RESIDENTIAL FUNDING COMPANY, LLC
[Corporate Seal]

By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                           EXHIBIT F
                                  FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
Title:
Date:

                                          EXHIBIT G-1

                            FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of  Officer]  of [Name of Owner]  (record or  beneficial  owner of the
Mortgage Asset-Backed  Pass-Through  Certificates,  Series ____-___,  Class R (the "Owner")),  a
[savings  institution]  [corporation]  duly  organized and existing under the laws of [the State of  ____________________________________]  [the United States], on behalf of which he makes this affidavit and agreement.

2.      That the Owner (i) is not and will not be a "disqualified  organization"  or an electing large  partnership as of [date of transfer]  within the meaning of Sections  860E(e)(5) and 775, respectively,  of the  Internal  Revenue  Code of 1986,  as amended  (the "Code") or an electing large  partnership  under Section 775(a) of the Code,  (ii) will endeavor to remain other than a disqualified  organization  for so long as it  retains  its  ownership  interest  in the Class R
Certificates,  and (iii) is acquiring  the Class R  Certificates  for its own account or for the
account  of  another   Owner  from  which  it  has  received  an  affidavit   and  agreement  in
substantially   the  same  form  as  this  affidavit  and  agreement.   (For  this  purpose,   a
"disqualified  organization"  means an electing large partnership under Section 775 of the Code, the United States,  any state or political  subdivision  thereof,  any agency or instrumentality of any of the  foregoing  (other  than an  instrumentality  all of the  activities  of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors is not selected by any such governmental  entity) or any foreign  government, international  organization  or any agency or  instrumentality  of such  foreign  government  or organization,  any rural  electric or telephone  cooperative,  or any  organization  (other than certain  farmers'  cooperatives)  that is generally  exempt from federal  income tax unless such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that  would be imposed  on  transfers  of Class R
Certificates  to  disqualified  organizations  or electing large  partnerships,  under the Code, that applies to all transfers of Class R Certificates  after March 31, 1988;  (ii) that such tax would be on the  transferor  (or, with respect to transfers to electing large  partnerships,  on each such  partnership),  or, if such  transfer  is through an agent  (which  person  includes a broker,  nominee or middleman) for a  disqualified  organization,  on the agent;  (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise  liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such person an affidavit that the transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit  is false;  and (iv)
that the Class R Certificates  may be  "noneconomic  residual  interests"  within the meaning of
Treasury  regulations  promulgated pursuant to the Code and that the transferor of a noneconomic residual  interest  will  remain  liable  for any taxes due with  respect  to the income on such residual  interest,  unless no significant  purpose of the transfer was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a  "pass-through  entity"  holding Class R
Certificates if either the pass-through  entity is an electing large  partnership  under Section
775 of the  Code or if at any  time  during  the  taxable  year  of the  pass-through  entity  a disqualified  organization  is the  record  holder  of an  interest  in such  entity.  (For this purpose,  a "pass  through  entity"  includes a  regulated  investment  company,  a real  estate
investment  trust  or  common  trust  fund,  a  partnership,   trust  or  estate,   and  certain
cooperatives.)

5.      The  Owner  is  either  (i)  a  citizen  or  resident  of  the  United  States,  (ii)  a corporation,  partnership  or other entity  treated as a corporation  or a partnership  for U.S.
federal  income  tax  purposes  and  created  or  organized  in or under the laws of the  United
States,  any state  thereof or the District of Columbia  (other than a  partnership  that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is described in Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in
Section 7701(a)(30)(E) of the Code.

6.      The Owner hereby agrees that it will not cause income from the Class R  Certificates  to be attributable  to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7.      That the Owner is aware that the Trustee  will not  register the transfer of any Class R
Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and
agreement,   among  other  things,  in  substantially  the  same  form  as  this  affidavit  and agreement.  The Owner  expressly  agrees  that it will not  consummate  any such  transfer if it knows or believes  that any of the  representations  contained in such  affidavit  and agreement are false.

8.      That the  Owner  has  reviewed  the  restrictions  set  forth on the face of the Class R
Certificates  and the  provisions  of Section  5.02(f) of the  Pooling and  Servicing  Agreement
under which the Class R Certificates  were issued (in  particular,  clause (iii)(A) and (iii)(B)
of Section  5.02(f) which  authorize the Trustee to deliver  payments to a person other than the
Owner  and  negotiate  a  mandatory  sale by the  Trustee  in the event  the  Owner  holds  such
Certificates in violation of Section  5.02(f)).  The Owner  expressly  agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary  upon advice of counsel to constitute a reasonable  arrangement to ensure that the Class R Certificates will only be owned,  directly or indirectly,  by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is  ___________________________ .

11.     This  affidavit  and  agreement  relates  only to the Class R  Certificates  held by the
Owner and not to any other holder of the Class R Certificates.  The Owner  understands  that the liabilities described herein relate only to the Class R Certificates.

12.     That  no  purpose  of the  Owner  relating  to the  transfer  of  any  of  the  Class  R
Certificates  by the Owner is or will be to impede the  assessment  or collection of any tax; in making this  representation,  the Owner  warrants  that the Owner is familiar  with (i) Treasury
Regulation  Section  1.860E-1(c) and recent amendments  thereto,  effective as of July 19, 2002, and (ii) the preamble  describing  the adoption of the amendments to such  regulation,  which is attached hereto as Exhibit 1.

13.     That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any United States taxes owed by it so long as any of the  Certificates  remain  outstanding.  In this  regard,  the Owner  hereby  represents  to and for the  benefit of the person from whom it acquired the Class R  Certificate  that the Owner intends to pay taxes  associated  with holding such  Class R  Certificate  as they  become  due,  fully  understanding  that it may  incur  tax liabilities in excess of any cash flows generated by the Class R Certificate.

14.     That the Owner has no present  knowledge or  expectation  that it will become  insolvent or subject to a  bankruptcy  proceeding  for so long as any of the Class R  Certificates  remain outstanding.

15.     The  Purchaser is not an employee  benefit plan or other plan subject to the  prohibited transaction  provisions  of the Employee  Retirement  Income  Security  Act of 1974,  as amended
("ERISA"),  or Section 4975 of the Code, or an investment manager,  named fiduciary or a trustee of any such  plan,  or any  other  Person  acting,  directly  or  indirectly,  on  behalf  of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of Directors,  by its [Title of Officer] and its
corporate seal to be hereunto  attached,  attested by its [Assistant]  Secretary,  this
day of                               , 200    .

                                            [NAME OF OWNER]

                                            By:  __________________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this _________ day of
              _______________, 200 ___.

                                                 NOTARY PUBLIC

                                            COUNTY OF
                                            STATE OF
                                             My Commission expires the ____ day of ________, 20___ .

                                           EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                          EXHIBIT G-2

                                 FORM OF TRANSFEROR CERTIFICATE

                                               __________ , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, Class R

Ladies and Gentlemen:

               This  letter  is   delivered   to  you  in   connection   with  the  transfer  by
____________________________________________________________________ (the      "Seller")      to
____________________________________________________________________(the     "Purchaser")     of
$__________________________  Initial  Certificate  Principal  Balance of  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series ____-___, Class R (the "Certificates"),  pursuant to Section
5.02 of the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of  ___________  1, ____ among  Residential  Accredit  Loans,  Inc., as seller (the  "Company"),
Residential   Funding   Company,   LLC,  as  master  servicer  (the  "Master   Servicer"),   and
__________________,  as  trustee  (the  "Trustee").  All terms  used  herein  and not  otherwise defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller hereby  certifies,  represents and warrants to, and covenants  with, the Company and the Trustee that:

1.      No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.      The Seller  understands  that the  Purchaser has delivered to the Trustee and the Master
Servicer a transfer  affidavit  and  agreement in the form attached to the Pooling and Servicing
Agreement  as  Exhibit  G-1.  The  Seller  does not  know or  believe  that  any  representation contained therein is false.

3.      The Seller has at the time of the transfer  conducted a reasonable  investigation of the
financial   condition  of  the  Purchaser  as  contemplated  by  Treasury   Regulations  Section
1.860E-1(c)(4)(i)  and, as a result of that  investigation,  the Seller has determined  that the
Purchaser  has  historically  paid its debts as they  become  due and has  found no  significant evidence to indicate  that the  Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class R  Certificate  may not be respected  for United  States  income tax purposes (and the Seller may continue to be liable for
United  States  income  taxes  associated  therewith)  unless the Seller has  conducted  such an investigation.

4.      The Seller has no actual  knowledge  that the proposed  Transferee  is not both a United
States Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)

                                            By:  ____________________________________________
                                            Name:
                                            Title:

                                           EXHIBIT H

                             FORM OF INVESTOR REPRESENTATION LETTER

                                           ___________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series ____-___

               RE:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

                      ___________________________________________ (the "Purchaser")  intends to
purchase    from _____________________________________________________________ (the    "Seller")
___________________________  Initial  Certificate  Principal  Balance of  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series ____-___,  Class      (the "Certificates"),  issued pursuant
to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of
___________  1,  ____  among  Residential  Accredit  Loans,  Inc.,  as seller  (the  "Company"),
Residential   Funding   Company,   LLC,  as  master  servicer  (the  "Master   Servicer"),   and
__________________,  as  trustee  (the  "Trustee").  All terms  used  herein  and not  otherwise defined  shall  have the  meanings  set  forth  in the  Pooling  and  Servicing  Agreement.  The
Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Company,  the
Trustee and the Master Servicer that:

1.      The  Purchaser  understands  that  (a) the  Certificates  have  not been and will not be registered  or  qualified  under the  Securities  Act of 1933,  as  amended  (the
               "Act") or any  state  securities  law,  (b) the  Company  is not  required  to so register or qualify the  Certificates,  (c) the  Certificates  may be resold only if registered  and qualified  pursuant to the  provisions of the Act or any state securities law, or if an exemption from such  registration  and  qualification is
               available,   (d)  the  Pooling  and  Servicing  Agreement  contains  restrictions regarding the transfer of the Certificates  and (e) the Certificates  will bear a legend to the foregoing effect.

2.      The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection  with any  distribution  thereof in any manner  that would  violate  the Act or any  applicable  state  securities laws.

3.      The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business  matters,  and, in particular, in such matters related to securities  similar to the Certificates,  such that it
               is  capable  of   evaluating   the  merits  and  risks  of   investment   in  the
               Certificates,  (b) able to bear the economic  risks of such an investment and (c)
               an "accredited  investor" within the meaning of Rule 501(a) promulgated  pursuant to the Act.

4.      The Purchaser  has been  furnished  with,  and has had an  opportunity  to review (a) [a
               copy      of      the       Private       Placement       Memorandum,       dated
                                                     ,  20    ,  relating  to  the  Certificates
               (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b]  [c]  such  other information  concerning the  Certificates,  the Mortgage Loans and the Company as
               has been  requested  by the  Purchaser  from the  Company  or the  Seller  and is
               relevant  to  the  Purchaser's   decision  to  purchase  the  Certificates.   The
               Purchaser  has had  any  questions  arising  from  such  review  answered  by the
               Company or the Seller to the  satisfaction  of the  Purchaser.  [If the Purchaser did not  purchase  the  Certificates  from  the  Seller  in  connection  with the initial  distribution  of the  Certificates  and was provided  with a copy of the
               Private  Placement  Memorandum (the  "Memorandum")  relating to the original sale
               (the  "Original  Sale")  of  the  Certificates  by  the  Company,  the  Purchaser
               acknowledges  that such  Memorandum  was  provided to it by the Seller,  that the
               Memorandum  was  prepared by the Company  solely for use in  connection  with the
               Original  Sale and the Company did not  participate  in or  facilitate in any way the  purchase of the  Certificates  by the  Purchaser  from the  Seller,  and the
               Purchaser  agrees  that it will look  solely to the Seller and not to the Company with  respect  to any  damage,  liability,  claim  or  expense  arising  out  of, resulting from or in connection  with (a) error or omission,  or alleged error or omission,  contained in the Memorandum,  or (b) any  information,  development or event arising after the date of the Memorandum.]

5.      The  Purchaser  has not and  will not nor has it  authorized  or will it  authorize  any person  to  (a)  offer,  pledge,  sell,  dispose  of or  otherwise  transfer  any
               Certificate,  any interest in any  Certificate  or any other similar  security to any person in any  manner,  (b)  solicit  any offer to buy or to accept a pledge,
               disposition  of  other  transfer  of  any   Certificate,   any  interest  in  any
               Certificate  or any other  similar  security  from any person in any manner,  (c)
               otherwise  approach or negotiate  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,
               (d) make any  general  solicitation  by means of  general  advertising  or in any other  manner or (e) take any other  action,  that (as to any of (a)  through (e)
               above) would  constitute a distribution  of any  Certificate  under the Act, that would render the  disposition of any  Certificate a violation of Section 5 of the
               Act  or  any  state  securities  law,  or  that  would  require  registration  or qualification  pursuant  thereto.  The  Purchaser  will  not  sell  or  otherwise transfer any of the  Certificates,  except in compliance  with the  provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a)     is not an  employee  benefit  or  other  plan  subject  to  the  prohibited  transaction provisions  of the Employee  Retirement  Income  Security Act of 1974, as amended
               ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986,  as amended (a
               "Plan"),  or any other person (including an investment manager, a named fiduciary or a  trustee  of any  Plan)  acting,  directly  or  indirectly,  on behalf of or purchasing any  Certificate  with "plan assets" of any Plan within the meaning of the  Department  of  Labor  ("DOL")  regulation  at  29  C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA; or

(b)     is an  insurance  company,  the  source  of  funds  to be  used  by it to  purchase  the
               Certificates  is an "insurance  company general  account"  (within the meaning of
               DOL Prohibited  Transaction Class Exemption  ("PTCE") 95-60), and the purchase is being made in reliance upon the  availability  of the exemptive  relief  afforded under Sections I and III of PTCE 95-60.

        In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with,  the Company,  the Trustee and the Master  Servicer that the  Purchaser  will not transfer such  Certificates to any Plan or person unless such Plan or person meets the  requirements  set forth in either 6(a) or (b) above.

                                            Very truly yours,

                                            By:  _____________________________________
                                            Name:
                                            Title:

                                           EXHIBIT I

                            FORM OF TRANSFEROR REPRESENTATION LETTER

                                                 _____________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Company, LLC Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

               In   connection   with   the   sale   by ___________________(the   "Seller")   to
                    (the "Purchaser") of $___________ Initial  Certificate  Principal Balance of
Mortgage    Asset-Backed    Pass-Through    Certificates,    Series    ____-___,    Class   (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling  and
Servicing  Agreement"),  dated as of ___________ 1, ____ among Residential Accredit Loans, Inc.,
as  seller  (the  "Company"),   Residential  Funding  Company,  LLC,  as  master  servicer,  and
__________________,  as trustee (the  "Trustee").  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither  the  Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold, disposed of or otherwise  transferred any Certificate,  any interest in any Certificate or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other  transfer  of any  Certificate,  any  interest in any
Certificate  or any other  similar  security  from any person in any manner,  (c) has  otherwise approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any  other  similar  security  with  any  person  in  any  manner,  (d)  has  made  any  general solicitation  by means of  general  advertising  or in any  other  manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above) would  constitute a distribution of the
Certificates  under the  Securities Act of 1933 (the "Act"),  that would render the  disposition of any  Certificate  a violation  of Section 5 of the Act or any state  securities  law, or that would require  registration or qualification  pursuant thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with  respect to any  Certificate.  The Seller has not and will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            (Seller)

                                            By: _________________________
                                            Name:
                                            Title:

                                           EXHIBIT J

                         [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                    Description of Rule 144A Securities, including numbers:

               The  undersigned  seller,  as  registered  holder  (the  "Seller"),   intends  to
transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.      In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A Securities  were issued,  the Seller hereby  certifies the following  facts:
Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other  similar  security to, or solicited  any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other  similar  security  from, or otherwise  approached or negotiated  with respect to the Rule
144A  Securities,  any interest in the Rule 144A Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a  distribution  of the
Rule 144A  Securities  under the  Securities  Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or require  registration  pursuant  thereto,  and that the Seller has not  offered  the Rule
144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer"
as defined in Rule 144A under the 1933 Act.

2.      The Buyer warrants and represents  to, and covenants  with, the Seller,  the Trustee and the Master  Servicer  (as defined in the  Pooling and  Servicing  Agreement  (the  "Agreement"),
dated as of ___________  1, ____ among  Residential  Funding  Company,  LLC as Master  Servicer,
Residential  Accredit  Loans,  Inc. as depositor  pursuant to Section 5.02 of the  Agreement and
__________________, as trustee, as follows:

(a)     The Buyer  understands  that the Rule 144A Securities have not been registered under the
        1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial,  sophisticated  institutional  investor having such  knowledge and  experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been furnished  with all  information  regarding the Rule 144A  Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged, sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A
        Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the
        Rule 144A  Securities or any other  similar  security  from, or otherwise  approached or negotiated  with  respect to the Rule 144A  Securities,  any  interest  in the Rule 144A
        Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other  action,  that would  constitute a  distribution  of the Rule 144A  Securities under the 1933 Act or that would render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act,  nor has it  authorized  or will it  authorize  any person to act,  in such manner with respect to the Rule 144A Securities.

(e)     The Buyer is a  "qualified  institutional  buyer" as that term is  defined  in Rule 144A under  the 1933 Act and has  completed  either  of the  forms of  certification  to that effect  attached  hereto as Annex 1 or Annex 2. The  Buyer is aware  that the sale to it is  being  made in  reliance  on Rule  144A.  The  Buyer  is  acquiring  the  Rule  144A
        Securities  for its  own  account  or the  accounts  of  other  qualified  institutional
        buyers,   understands  that  such  Rule  144A  Securities  may  be  resold,  pledged  or transferred  only (i) to a person  reasonably  believed to be a qualified  institutional
        buyer  that   purchases  for  its  own  account  or  for  the  account  of  a  qualified institutional  buyer to whom  notice is given that the  resale,  pledge or  transfer  is being made in  reliance  on Rule  144A,  or (ii)  pursuant  to  another  exemption  from registration under the 1933 Act.

               [3.    The Buyer

                      [(a)   is  not  an  employee   benefit  or  other  plan   subject  to  the
        prohibited  transaction  provisions of the Employee  Retirement  Income  Security Act of
        1974,  as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986, as
        amended (a "Plan"),  or any other  person  (including  an  investment  manager,  a named fiduciary  or a trustee of any Plan)  acting,  directly or  indirectly,  on behalf of or purchasing  any  Certificate  with "plan  assets" of any Plan  within the meaning of the
        Department  of Labor  ("DOL")  regulation  at 29 C.F.R.ss.  2510.3-101,  as  modified by
        Section 3(42) of ERISA](1); or

                      (b)    is an  insurance  company,  the source of funds to be used by it to purchase  the  Certificates  is an  "insurance  company  general  account"  (within  the meaning  of  DOL  Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60),  and  the
        purchase  is being  made in  reliance  upon the  availability  of the  exemptive  relief afforded under Sections I and III of PTCE 95-60.](2)

               4.     This  document  may be  executed  in one or more  counterparts  and by the different  parties  hereto on separate  counterparts,  each of which,  when so executed, shall be deemed to be an original;  such  counterparts,  together,  shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                                                                            ANNEX 1 TO EXHIBIT J

                    QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers Other Than Registered Investment Companies]

               The  undersigned  hereby  certifies as follows in  connection  with the Rule 144A
Investment Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior
Vice President or other executive officer of the Buyer.

2.      In  connection  with  purchases by the Buyer,  the Buyer is a  "qualified  institutional buyer" as that term is defined  in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")
because    (i)   the    Buyer    owned    and/or    invested    on   a    discretionary    basis
$                                              in securities (except for the excluded securities
referred to below) as of the end of the  Buyer's  most recent  fiscal  year (such  amount  being calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the  criteria  in the category marked below.

--      Corporation,  etc.  The Buyer is a  corporation  (other  than a bank,  savings  and loan association or similar  institution),  Massachusetts  or similar  business trust, partnership,  or charitable  organization  described in Section  501(c)(3) of the
               Internal Revenue Code.

--      Bank.  The Buyer (a) is a  national  bank or  banking  institution  organized  under the laws of any State,  territory or the District of Columbia,  the business of which is  substantially  confined  to  banking  and  is  supervised  by  the  State  or territorial  banking  commission  or  similar  official  or is a foreign  bank or
               equivalent   institution,   and  (b)  has  an  audited  net  worth  of  at  least
               $25,000,000 as demonstrated in its latest annual  financial  statements,  a copy of which is attached hereto.

--      Savings and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan association,  cooperative  bank,  homestead  association or similar  institution, which  is  supervised  and  examined  by a  State  or  Federal  authority  having supervision  over  any  such  institutions  or  is a  foreign  savings  and  loan association  or  equivalent  institution  and (b) has an audited  net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--      Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15  of  the
               Securities Exchange Act of 1934.

--      Insurance  Company.  The Buyer is an insurance  company  whose  primary and  predominant business  activity  is the  writing  of  insurance  or the  reinsuring  of  risks underwritten  by insurance  companies and which is subject to  supervision by the insurance  commissioner  or a similar  official or agency of a State or territory or the District of Columbia.

--      State or Local Plan.  The Buyer is a plan  established  and  maintained by a State,  its political  subdivisions,  or any  agency or  instrumentality  of the State or its political subdivisions, for the benefit of its employees.

--      ERISA  Plan.  The Buyer is an  employee  benefit  plan  within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

--      Investment   Adviser.   The  Buyer  is  an  investment   adviser  registered  under  the
               Investment Advisers Act of 1940.

--      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed  by the U.S.  Small
               Business  Administration  under  Section  301(c)  or (d) of  the  Small  Business
               Investment Act of 1958.

--      Business  Development  Company.  The Buyer is a business  development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

--      Trust  Fund.  The Buyer is a trust fund whose  trustee  is a bank or trust  company  and whose  participants  are  exclusively  (a) plans  established and maintained by a
               State,  its  political  subdivisions,  or any  agency or  instrumentality  of the
               State or its political  subdivisions,  for the benefit of its  employees,  or (b)
               employee  benefit plans within the meaning of Title I of the Employee  Retirement
               Income  Security  Act  of  1974,  but  is  not a  trust  fund  that  includes  as participants individual retirement accounts or H.R. 10 plans.

3.      The term  "securities"  as used herein does not include (i)  securities  of issuers that are  affiliated  with the Buyer,  (ii)  securities  that are part of an unsold  allotment  to or subscription by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and  certificates of deposit,  (iv) loan  participations,  (v) repurchase  agreements,  (vi) securities  owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.      For purposes of determining  the aggregate  amount of securities  owned and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further, in
determining  such  aggregate   amount,   the  Buyer  may  have  included   securities  owned  by
subsidiaries of the Buyer,  but only if such  subsidiaries  are  consolidated  with the Buyer in its financial  statements prepared in accordance with generally accepted  accounting  principles and if the investments of such  subsidiaries are managed under the Buyer's  direction.  However, such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise  and the  Buyer is not  itself a  reporting  company  under  the  Securities
Exchange Act of 1934.

5.      The Buyer  acknowledges  that it is  familiar  with Rule 144A and  understands  that the seller to it and other  parties  related to the  Certificates  are relying and will  continue to rely on the  statements  made  herein  because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?
6.      If the answer to the  foregoing  question is "no",  the Buyer agrees that, in connection with any purchase of  securities  sold to the Buyer for the account of a third party  (including any  separate  account) in reliance on Rule 144A,  the Buyer will only  purchase for the account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of
Rule 144A.  In  addition,  the Buyer agrees that the Buyer will not  purchase  securities  for a third  party  unless the Buyer has  obtained  a current  representation  letter  from such third party or taken other  appropriate  steps  contemplated  by Rule 144A to conclude that such third party  independently meets the definition of "qualified  institutional  buyer" set forth in Rule
144A.

7.      The Buyer will  notify each of the  parties to which this  certification  is made of any changes in the  information  and  conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a  reaffirmation  of this  certification  as of the date of such purchase.

                                            Print Name of Buyer

                                            By:____________________________
                                                 Name:
                                                 Title:

                                            Date: ________________________

                                                                            ANNEX 2 TO EXHIBIT J

                    QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                     [For Buyers That Are Registered Investment Companies]

               The  undersigned  hereby  certifies as follows in  connection  with the Rule 144A
Investment Representation to which this Certification is attached:

8.      As indicated  below,  the  undersigned  is the  President,  Chief  Financial  Officer or
Senior Vice  President  of the Buyer or, if the Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule 144A") because Buyer is part of a Family of  Investment  Companies  (as  defined  below),  is such an  officer of the
Adviser.

9.      In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer"
as defined in SEC Rule 144A  because (i) the Buyer is an  investment  company  registered  under the Investment  Company Act of 1940, and (ii) as marked below,  the Buyer alone,  or the Buyer's
Family of  Investment  Companies,  owned at least  $100,000,000  in  securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year.
For purposes of  determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--      The Buyer owned  $_______________________________________ in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

--      The Buyer is part of a Family  of  Investment  Companies  which  owned in the  aggregate
               $_____________________________ in securities (other than the excluded  securities referred  to below) as of the end of the Buyer's  most  recent  fiscal year (such amount being calculated in accordance with Rule 144A).

10.     The term "Family of Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment advisers  that are  affiliated  (by  virtue of being  majority  owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.     The term  "securities"  as used herein does not include (i)  securities  of issuers that are affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii)
bank deposit notes and  certificates  of deposit,  (iii) loan  participations,  (iv)  repurchase agreements,  (v)  securities  owned but subject to a  repurchase  agreement  and (vi)  currency, interest rate and commodity swaps.

12.     The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the statements made herein because  one or more  sales to the Buyer will be in  reliance  on Rule 144A.  In  addition,  the
Buyer will only purchase for the Buyer's own account.

13.     The undersigned  will notify each of the parties to which this  certification is made of any  changes  in the  information  and  conclusions  herein.  Until  such  notice,  the  Buyer's purchase of Rule 144A Securities will constitute a reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By: ______________________________
                                                 Name:
                                                 Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date: ___________________________

                                           EXHIBIT K

                          [TEXT OF AMENDMENT TO POOLING AND SERVICING
                          AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                       LIMITED GUARANTY]

                                          ARTICLE XIII

Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 13.01.  Subordinate  Certificate  Loss Coverage;  Limited  Guaranty.  (a)
Subject to  subsection  (c) below,  prior to the later of the third  Business  Day prior to each
Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine whether  it or any  Sub-Servicer  will be  entitled  to any  reimbursement  pursuant  to Section
4.02(a) on such  Distribution  Date for  Advances  or  Sub-Servicer  Advances  previously  made,
(which  will  not  be  Advances  or  Sub-Servicer  Advances  that  were  made  with  respect  to delinquencies  which were  subsequently  determined to be Excess Special  Hazard Losses,  Excess
Fraud  Losses,  Excess  Bankruptcy  Losses or  Extraordinary  Losses)  and,  if so,  the  Master
Servicer shall demand payment from  Residential  Funding of an amount equal to the amount of any
Advances or Sub-Servicer  Advances  reimbursed  pursuant to Section 4.02(a),  to the extent such
Advances or  Sub-Servicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage Loan, and shall distribute the same to the Class B  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b)    Subject  to  subsection  (c)  below,  prior  to the  later  of  the  third
Business  Day prior to each  Distribution  Date or the related  Determination  Date,  the Master
Servicer shall  determine  whether any Realized Losses (other than Excess Special Hazard Losses,
Excess Bankruptcy  Losses,  Excess Fraud Losses and  Extraordinary  Losses) will be allocated to the Class B Certificates  on such  Distribution  Date pursuant to Section 4.05,  and, if so, the
Master  Servicer  shall demand payment from  Residential  Funding of the amount of such Realized
Loss and shall  distribute the same to the Class B  Certificateholders  in the same manner as if such amount were to be distributed  pursuant to Section  4.02(a);  provided,  however,  that the amount of such  demand in respect  of any  Distribution  Date shall in no event be greater  than the sum of (i) the additional amount of Accrued  Certificate  Interest that would have been paid for the Class B  Certificateholders  on such  Distribution Date had such Realized Loss or Losses not occurred  plus (ii) the amount of the  reduction in the  Certificate  Principal  Balances of the  Class B  Certificates  on such  Distribution  Date  due to such  Realized  Loss or  Losses.
Notwithstanding  such payment,  such  Realized  Losses shall be deemed to have been borne by the
Certificateholders  for purposes of Section 4.05.  Excess Special  Hazard  Losses,  Excess Fraud
Losses,   Excess  Bankruptcy   Losses  and  Extraordinary   Losses  allocated  to  the  Class  B
Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c)    Demands for payments  pursuant to this Section  shall be made prior to the later of the third  Business Day prior to each  Distribution  Date or the related  Determination
Date by the Master  Servicer  with written  notice  thereof to the Trustee.  The maximum  amount that  Residential  Funding shall be required to pay pursuant to this Section on any Distribution
Date (the  "Amount  Available")  shall be equal to the  lesser of (X)                  minus the
sum of (i) all previous  payments made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited  Guaranty made in lieu of such payments as described  below in subsection  (d)
and (Y) the then  outstanding  Certificate  Principal  Balances of the Class B Certificates,  or
such lower  amount as may be  established  pursuant  to  Section  13.02.  Residential  Funding's
obligations  as  described  in  this  Section  are  referred  to  herein  as  the   "Subordinate
Certificate Loss Obligation."

               (d)    The Trustee will  promptly  notify GMAC LLC of any failure of  Residential
Funding  to make any  payments  hereunder  and shall  demand  payment  pursuant  to the  limited guaranty (the "Limited  Guaranty"),  executed by GMAC LLC, of Residential  Funding's  obligation to make payments  pursuant to this  Section,  in an amount equal to the lesser of (i) the Amount
Available  and (ii) such  required  payments,  by  delivering  to GMAC LLC a written  demand for payment  by wire  transfer,  not later than the second  Business  Day prior to the  Distribution
Date for such month, with a copy to the Master Servicer.

               (e) All  payments  made by  Residential  Funding  pursuant  to  this  Section  or amounts  paid  under  the  Limited  Guaranty  shall be  deposited  directly  in the  Certificate
Account,   for  distribution  on  the   Distribution   Date  for  such  month  to  the  Class  B
Certificateholders.

               (f)    The Company shall have the option,  in its sole discretion,  to substitute for either or both of the  Limited  Guaranty  or the  Subordinate  Certificate  Loss  Obligation
another  instrument in the form of a corporate  guaranty,  an  irrevocable  letter of credit,  a surety bond,  insurance  policy or similar  instrument or a reserve fund;  provided that (i) the
Company  obtains  (subject  to  the  provisions  of  Section  10.01(f)  as if  the  Company  was substituted  for the Master  Servicer  solely for the purposes of such  provision) an Opinion of
Counsel  (which need not be an opinion of  Independent  counsel)  to the effect  that  obtaining such  substitute  corporate  guaranty,  irrevocable  letter of credit,  surety  bond,  insurance policy or similar  instrument  or reserve  fund will not cause  either (a) any federal tax to be
imposed  on  the  Trust  Fund,  including  without  limitation,   any  federal  tax  imposed  on
"prohibited  transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup  date" under Section  860(G)(d)(1)  of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time  that  any  Certificate  is  outstanding,  and (ii) no such  substitution shall be made  unless (A) the  substitute  Limited  Guaranty  or  Subordinate  Certificate  Loss
Obligation  is for an  initial  amount  not less  than the then  current  Amount  Available  and contains  provisions  that are in all  material  respects  equivalent  to the  original  Limited
Guaranty or Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements  or other  obligations  under  any  such  instrument  will be borne by the  Trust
Fund), (B) the long term debt  obligations of any obligor of any substitute  Limited Guaranty or
Subordinate  Certificate  Loss  Obligation (if not supported by the Limited  Guaranty)  shall be rated at least the  lesser of (a) the  rating of the long term debt  obligations  of GMAC LLC as of the date of  issuance  of the  Limited  Guaranty  and (b) the  rating  of the long  term debt obligations of GMAC LLC at the date of such  substitution  and (C) the Company  obtains  written confirmation  from each  nationally  recognized  credit  rating  agency  that  rated the Class B
Certificates  at the request of the Company  that such  substitution  shall not lower the rating on the Class B  Certificates  below the lesser of (a) the  then-current  rating  assigned to the
Class B Certificates  by such rating agency and (b) the original  rating assigned to the Class B
Certificates  by such rating  agency.  Any  replacement  of the Limited  Guaranty or Subordinate
Certificate  Loss Obligation  pursuant to this Section shall be accompanied by a written Opinion of Counsel to the  substitute  guarantor or obligor,  addressed  to the Master  Servicer and the
Trustee,  that such substitute  instrument  constitutes a legal, valid and binding obligation of the substitute  guarantor or obligor,  enforceable in accordance with its terms,  and concerning such other matters as the Master  Servicer and the Trustee  shall  reasonably  request.  Neither the Company,  the Master  Servicer  nor the Trustee  shall be  obligated  to  substitute  for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section  13.02.  Amendments  Relating  to the Limited  Guaranty.  Notwithstanding
Sections 11.01 or 13.01:  (i) the provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or Subordinate  Certificate Loss Obligation may be amended, reduced  or  canceled,  and (iii) any other  provision  of this  Agreement  which is  related or incidental to the matters  described in this Article XIII may be amended in any manner;  in each case by written instrument  executed or consented to by the Company and Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being  required  unless any such amendment  would impose any  additional  obligation on, or otherwise  adversely  affect the  interests  of, the Master  Servicer or the Trustee,  as applicable;  provided  that  the  Company  shall  also  obtain  a letter  from  each  nationally recognized  credit  rating  agency  that rated the Class B  Certificates  at the  request of the
Company to the effect that such amendment,  reduction,  deletion or cancellation  will not lower the  rating  on the  Class B  Certificates  below  the  lesser  of (a) the  then-current  rating assigned  to the  Class B  Certificates  by such  rating  agency  and  (b) the  original  rating assigned to the Class B  Certificates  by such rating  agency,  unless (A) the Holder of 100% of the Class B Certificates is Residential  Funding or an Affiliate of Residential  Funding, or (B)
such  amendment,  reduction,  deletion  or  cancellation  is made  in  accordance  with  Section
11.01(e) and,  provided  further that the Company obtains  (subject to the provisions of Section
10.01(f) as if the Company was  substituted  for the Master  Servicer solely for the purposes of such  provision),  in the case of a material  amendment  or  supercession  (but not a reduction,
cancellation  or  deletion  of  the  Limited  Guaranty  or  the  Subordinate   Certificate  Loss
Obligation),  an Opinion of Counsel  (which  need not be an opinion of  Independent  counsel) to the effect that any such  amendment  or  supercession  will not cause either (a) any federal tax to be imposed on the Trust  Fund,  including  without  limitation,  any  federal  tax imposed on
"prohibited  transactions"  under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under  Section  860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is outstanding.  A copy of any such  instrument  shall be  provided to the Trustee and the Master  Servicer  together  with an Opinion of Counsel  that such amendment complies with this Section 13.02.

                                           EXHIBIT L

                                   [FORM OF LIMITED GUARANTY]

                                        LIMITED GUARANTY

                                RESIDENTIAL ACCREDIT LOANS, INC.

                        Mortgage Asset-Backed Pass-Through Certificates
                                        Series ____-___

                                                   _____________ , 200

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

Ladies and Gentlemen:

               WHEREAS,  Residential Funding Company,  LLC, a Delaware limited liability company
("Residential  Funding"),  an indirect  wholly-owned  subsidiary of GMAC LLC, a Delaware limited liability  company  ("GMAC"),  plans to incur  certain  obligations  as described  under Section
13.01 of the Pooling and Servicing  Agreement  dated as of ___________  1, ____ (the  "Servicing
Agreement"),  among Residential  Accredit Loans, Inc. (the "Company"),  Residential  Funding and
__________________  (the  "Trustee")  as amended by Amendment No.          thereto,  dated as of
                ,  with respect to the Mortgage Asset-Backed Pass-Through  Certificates,  Series
____-___ (the "Certificates"); and

               WHEREAS,  pursuant  to  Section  13.01 of the  Servicing  Agreement,  Residential
Funding  agrees to make  payments to the  Holders of the Class B  Certificates  with  respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS,  GMAC desires to provide certain  assurances with respect to the ability of Residential  Funding to secure  sufficient  funds and  faithfully to perform its  Subordinate
Certificate Loss Obligation;

               NOW THEREFORE,  in  consideration  of the premises  herein  contained and certain other  good and  valuable  consideration,  the  receipt  of which is hereby  acknowledged,  GMAC agrees as follows:

1.      Provision  of Funds.  (a) GMAC  agrees to  contribute  and  deposit  in the  Certificate
Account on behalf of Residential  Funding (or otherwise  provide to Residential  Funding,  or to cause to be made available to  Residential  Funding),  either  directly or through a subsidiary, in any  case  prior  to the  related  Distribution  Date,  such  moneys  as may be  required  by
Residential  Funding to perform its  Subordinate  Certificate  Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance  with Section  13.01 of the Servicing Agreement.

               (b)    The  agreement  set forth in the  preceding  clause (a) shall be absolute, irrevocable  and  unconditional  and shall not be affected by the  transfer by GMAC or any other person of all or any part of its or their interest in Residential  Funding,  by any  insolvency, bankruptcy,  dissolution or other proceeding affecting  Residential Funding or any other person, by any  defense or right of  counterclaim,  set-off  or  recoupment  that GMAC may have  against
Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the  foregoing,  GMAC's  obligations  under clause (a) shall  terminate  upon the earlier of (x)
substitution  for  this  Limited  Guaranty   pursuant  to  Section  13.01(f)  of  the  Servicing
Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2.      Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding, the Trustee or any other person in  asserting  or  enforcing  any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise  of that or any other such right.  GMAC  further  waives  demand, presentment,  notice of  default,  protest,  notice of  acceptance  and any other  notices  with respect to this Limited Guaranty,  including,  without limitation,  those of action or nonaction on the part of Residential Funding or the Trustee.

3.      Modification,  Amendment  and  Termination.  This  Limited  Guaranty  may  be  modified, amended or  terminated  only by the written  agreement  of GMAC and the Trustee and only if such modification,  amendment  or  termination  is permitted  under  Section  13.02 of the  Servicing
Agreement.  The  obligations  of GMAC under this Limited  Guaranty  shall continue and remain in effect so long as the  Servicing  Agreement  is not  modified  or  amended in any way that might affect the  obligations of GMAC under this Limited  Guaranty  without the prior written  consent of GMAC.

4.      Successor.  Except as otherwise  expressly  provided  herein,  the guarantee  herein set forth shall be binding upon GMAC and its respective successors.

5.      Governing  Law.  This  Limited  Guaranty  shall be  governed by the laws of the State of
New York.

6.      Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty shall be delivered to the Trustee in  connection  with the  execution of Amendment  No. 1 to the
Servicing  Agreement  and GMAC  hereby  authorizes  the  Company  and the Trustee to rely on the covenants and agreements set forth herein.

7.      Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

8.      Counterparts.  This  Limited  Guaranty  may be executed  in any number of  counterparts, each of which shall be deemed to be an original and such  counterparts  shall constitute but one and the same instrument.

               IN WITNESS  WHEREOF,  GMAC has caused this  Limited  Guaranty to be executed  and delivered by its  respective  officers  thereunto  duly  authorized as of the day and year first above written.

                                            GMAC LLC

                                            By:  ________________________________
                                            Name:
                                            Title:

Acknowledged by:

__________________,
    as Trustee

By: _____________________________
Name:
Title:

RESIDENTIAL ACCREDIT LOANS, INC.

By:  ____________________________
Name:
Title:

                                           EXHIBIT M

                  FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                            ___________ , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

               This  letter  is  delivered  to  you  in  connection   with  the   assignment  by
____________________________________________________________________________ (the  "Trustee") to
_____________________________________________________________________________  (the "Lender") of
(the "Mortgage  Loan") pursuant to Section  3.13(d) of the Pooling and Servicing  Agreement (the
"Pooling and Servicing  Agreement"),  dated as of ___________ 1, ____ among Residential Accredit
Loans, Inc., as seller (the "Company"),  Residential  Funding Company,  LLC, as Master Servicer,
and the Trustee.  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Lender  hereby  certifies,  represents  and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i)     the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction  is required to preserve lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a refinancing  under, the laws of such jurisdiction;

(ii)           the  substance  of the  assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and the form of the  transaction  is solely to comply with, or facilitate the transaction under, such local laws;

(iii)          the Mortgage Loan  following the proposed  assignment  will be modified to have a rate of interest  at least 0.25  percent  below or above the rate of  interest on such  Mortgage
Loan prior to such proposed assignment; and

(iv)           such  assignment  is at the request of the  borrower  under the related  Mortgage
Loan.

                                            Very truly yours,

                                            (Lender)

                                            By: ____________________________________
                                            Name:
                                            Title:

                                           EXHIBIT N

                                  FORM OF REQUEST FOR EXCHANGE

                                                                                          [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___

               Residential Funding Company, LLC, as the Holder of a __________% Percentage
Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1.      [Interest Only/Class A-V]-   Certificates, corresponding to the following
                      Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan
                      Schedule].  The initial Subclass Notional Amount and the Initial
                      Pass-Through Rate on the [Interest Only/Class A-V]-   Certificates will
                      be $__________________________________ and ______________%, respectively.

2.      [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the
Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1]
Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among
Residential Accredit Loans, Inc., Residential Funding Company, LLC and __________________, as
trustee.

                                            RESIDENTIAL FUNDING COMPANY, LLC

                                            By: ___________________________________
                                            Name:
                                            Title:

                                           EXHIBIT O

                                Form of Form 10-K Certification

        I, [identify the certifying individual], certify that:

        1.     I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the
"Exchange Act periodic reports") created pursuant to the Series Supplement dated
___________________ to the Standard Terms of Pooling and Servicing Agreement dated
____________________ (together, the "P&S Agreement") among Residential Accredit Loans, Inc.,
Residential Funding Company, LLC (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2.     Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        4.     I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5.     All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master
Servicer

                                           EXHIBIT P

                    [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a)    The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of
[_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential
Funding Company, LLC, as Master Servicer, and the Trustee in accordance with the standards set forth therein.

        (b)    Based on my knowledge, the list of Certificateholders as shown on the
Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the
Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                   Name:_________________________________
                                                   Title:

                                           EXHIBIT Q

      INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO
                               REPORTABLE MODIFIED MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                           EXHIBIT R

                 SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the              |X| (as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days          accounts held by
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an        |X| (as to
                  obligor or to an investor are made only by authorized     investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset  (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------

----------------- -------------------------------------------------------- ------------------

(1) Only paragraph (a) for Class P Certificates.

(2) Class B Certificateholders may represent to either (a) or (b).

EXHIBIT FOUR: SWAP AGREEMENT (PROVIDED UPON REQUEST)

EXHIBIT FIVE: SB-AM SWAP AGREEMENT (PROVIDED UPON REQUEST)